UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-03290
Name of Fund: BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
BlackRock Basic Value V.I. Fund
BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock Global Opportunities V.I. Fund
BlackRock Government Income V.I. Fund
BlackRock High Income V.I. Fund
BlackRock International Value V.I. Fund
BlackRock Large Cap Core V.I. Fund
BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I. Fund
BlackRock Money Market V.I. Fund
BlackRock S&P 500 Index V.I. Fund
BlackRock Total Return V.I. Fund
BlackRock Utilities and Telecommunications V.I. Fund
BlackRock Value Opportunities V.I. Fund
Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055
Registrant’s telephone number, including area code: (800) 456-4587
Date of fiscal year end: 12/31/2010
Date of reporting period: 06/30/2010
Item 1 — Report to Stockholders

BlackRock Variable

Series Funds, Inc.

Semi-Annual Report (Unaudited)
June 30, 2010

A Letter to Shareholders

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe and mixed economic data that have raised concerns over the possibility that some economies could slide back into recession. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world. Regarding the US economy, we believe it is unlikely that the United States will experience a “double dip” recession, although we acknowledge that subpar growth is likely to persist for some time.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated— primarily as a result of uneven economic data and lingering deflation issues (especially in Europe). As the period drew to a close, equity markets had endured a significant correction that drove stock prices into negative territory on a year-to-date basis in almost every market. Over a 12-month basis, however, global equities posted positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outperformed large caps.

In fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, however, Treasury yields fell sharply as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. As a result, US Treasuries became one of the world’s best-performing asset classes on a six-month basis. High yield bonds have also continued to perform well, thanks in large part to ongoing high levels of investor demand. Meanwhile, municipal bonds performed in-line with their taxable counterparts on a 12-month basis, but slightly underperformed over the last six months as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of June 30, 2010

	6-month	12-month

US equities (S&P 500 Index)	(6.65)%	14.43%
Small cap US equities (Russell 2000 Index)	(1.95)	21.48
International equities (MSCI Europe, Australasia, Far East Index)	(13.23)	5.92
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	9.36	8.20
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.33	9.50
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.31	9.61
High yield bonds	4.45	26.66
(Barclays Capital US Corporate High Yield 2% Issuer Capped Index)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT A PART OF YOUR FUND REPORT

BlackRock Balanced Capital V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	Stocks underperformed bonds during the six-month period, as the Barclays Capital US Aggregate Bond Index gained 5.33% while the Russell 1000 Index returned (6.40)%. The Fund underperformed its blended benchmark (60% Russell 1000 Index/40% Barclays Capital US Aggregate Bond Index), which returned (1.63)%.

What factors influenced performance?

•	The Fund’s allocation between equity and fixed income detracted modestly from performance relative to the blended benchmark. The Fund was slightly overweight in equities, which underperformed bonds during the first half of 2010. Security selection and sector allocation in the equity segment of the portfolio further detracted from Fund results. Negative performance in the financials, energy, industrials and consumer staples sectors overshadowed positive results in health care. The largest individual detractors for the period were Seagate Technology Holdings, Harley-Davidson, Inc., Western Digital Corp. and Microsoft Corp. An underweight in Apple, Inc. also hindered performance.

•	Security selection and sector allocation in the fixed income segment of the Fund contributed positively to performance during the period. In particular, an allocation outside the index to non-agency mortgage-backed securities (MBS) proved advantageous, as did an overweight to commercial mortgage-backed securities, asset-backed securities and investment-grade agency MBS, as well as strategic yield curve positioning.

Describe recent portfolio activity.

•	In late January, we trimmed the Fund’s exposure to equities and then re-established some of that position in late June. Within the equity segment, exposure to the consumer discretionary and industrials sectors was increased, while exposure to the telecommunication services, energy and utilities sectors was reduced.

•	In the fixed income segment, exposure to government-owned and government-related assets was increased, while exposure to higher-risk, non-government assets was reduced.

Describe portfolio positioning at period end.

•	At the end of the period, the Fund was overweight in equities and underweight in fixed income relative to the blended benchmark. Compared to the Barclays Capital US Aggregate Bond Index, the fixed income segment remained underweight in government-related sectors in favor of non-government spread sectors. It held out-of-index allocations to non-agency MBS and non-US government bonds, and duration was slightly short relative to the benchmark. The equity segment maintained its pro-cyclical bias and capitalized on market weakness at the end of the period to increase that exposure. Relative to the Russell 1000 Index, the equity segment’s largest overweights at period-end were in the health care and consumer discretionary sectors, while the most significant underweights were in the financials and consumer staples sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Total Return Based on a $10,000 Investment

				60% Russell
	BlackRock Balanced			1000 Index/40%
	Capital V.I.	Barclays Capital		Barclays Capital
	Fund(1)-Class I	US Aggregate	Russell 1000	US Aggregate
	Shares(2)	Bond Index(3)	Index(4)	Bond Index(5)
6/00	10000	10000	10000	10000
6/01	9043	11123	8505	9519
6/02	8384	12082	6984	8788
6/03	8365	13339	7050	9250
6/04	9532	13382	8424	10319
6/05	10075	14292	9091	11103
6/06	10898	14177	9917	11669
6/07	12868	15044	11943	13370
6/08	11753	16116	10467	12734
6/09	9219	17091	7673	10927
6/10	10380	18714	8842	12381

[1]	The Fund invests in a balanced portfolio of fixed income and equity securities.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[3]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds rated BBB or better, mortgages and US Treasury and Government agency issues with at least one year to maturity.

[4]	This unmanaged index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[5]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000 Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

Performance Summary as of June 30, 2010

	6-Month	Average Annual Total Returns
	Total Returns[7]	1 Year[7]	5 Years[7]	10 Years[7]

Class I Shares[6]	(3.45)%	12.60%	0.60%	0.37%

Barclays Capital US Aggregate Bond Index	5.33	9.50	5.54	6.47

Russell 1000 Index	(6.40)	15.24	(0.56)	(1.22)

60% Russell 1000 Index/40% Barclays Capital US Aggregate Bond Index	(1.63)	13.31	2.20	2.16

[6]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[7]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Fund Information as of June 30, 2010

Percent of
Portfolio Composition	Long-Term Investments

Common Stocks	53%
U.S. Government Sponsored Agency Securities	26
Corporate Bonds	8
Non-Agency Mortgage-Backed Securities	5
U.S. Treasury Obligations	3
Asset-Backed Securities	2
Taxable Municipal Bonds	1
Foreign Agency Obligations	1
Preferred Securities	1

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including swaps, swaptions, financial futures contracts foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate and/or other risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through the issuance of short-term debt, or through other techniques, including entering into reverse repurchase agreements and dollar rolls. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased returns to the Fund, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce investment returns.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Including Interest Expense
	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Expense Ratio

Class I	$1,000	$965.50	$5.46	$1,000	$1,019.25	$5.61	1.12%

[1]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Excluding Interest Expense
	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Expense Ratio

Class I	$1,000	$965.50	$5.12	$1,000	$1,019.59	$5.26	1.05%

[1]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.8%
Honeywell International, Inc.	5,500	$214,665
L-3 Communications Holdings, Inc.	2,400	170,016
Northrop Grumman Corp.	3,400	185,096
Raytheon Co.	4,400	212,916

		782,693

Airlines — 0.7%
Southwest Airlines Co.	17,400	193,314

Automobiles — 0.6%
Harley-Davidson, Inc.	7,800	173,394

Beverages — 0.8%
Dr. Pepper Snapple Group, Inc.	5,700	213,123

Biotechnology — 1.0%
Amgen, Inc. (a)	5,300	278,780

Chemicals — 0.2%
Albemarle Corp.	1,100	43,681

Commercial Banks — 0.1%
Wells Fargo & Co.	1,300	33,280

Communications Equipment — 0.6%
Cisco Systems, Inc. (a)	2,600	55,406
Tellabs, Inc.	18,300	116,937

		172,343

Computers & Peripherals — 3.2%
Apple, Inc. (a)	800	201,224
Dell, Inc. (a)	15,700	189,342
SanDisk Corp. (a)	4,300	180,901
Seagate Technology Holdings (a)	13,100	170,824
Western Digital Corp. (a)	5,100	153,816

		896,107

Construction & Engineering — 0.9%
Shaw Group, Inc. (a)	5,200	177,944
URS Corp. (a)	1,900	74,765

		252,709

Consumer Finance — 0.8%
Capital One Financial Corp.	5,400	217,620

Containers & Packaging — 0.5%
Crown Holdings, Inc. (a)	3,200	80,128
Sonoco Products Co.	2,300	70,104

		150,232

Diversified Financial Services — 1.4%
Bank of America Corp.	5,100	73,287
Citigroup, Inc. (a)	63,400	238,384
JPMorgan Chase & Co.	2,100	76,881

		388,552

Diversified Telecommunication Services — 1.3%
AT&T Inc.	2,500	60,475
Verizon Communications, Inc.	11,300	316,626

		377,101

Electric Utilities — 0.1%
Edison International	1,200	38,064

Electrical Equipment — 0.7%
Emerson Electric Co.	4,800	209,712

Energy Equipment & Services — 2.4%
Atwood Oceanics, Inc. (a)	2,000	51,040
Nabors Industries Ltd. (a)	9,000	158,580
National Oilwell Varco, Inc.	5,200	171,964
Rowan Cos., Inc. (a)	7,000	153,580
Tidewater, Inc.	3,900	151,008

		686,172

Food & Staples Retailing — 1.2%
Safeway, Inc.	6,500	127,790
Walgreen Co.	8,300	221,610

		349,400

Food Products — 0.8%
The Hershey Co.	900	43,137
Sara Lee Corp.	14,000	197,400

		240,537

Gas Utilities — 0.2%
Atmos Energy Corp.	1,900	51,376

Health Care Providers & Services — 8.2%
Aetna, Inc.	7,000	184,660
AmerisourceBergen Corp.	6,300	200,025
Cardinal Health, Inc.	6,000	201,660
Community Health Systems, Inc. (a)	4,700	158,907
Humana, Inc. (a)	4,000	182,680
Lincare Holdings, Inc.	5,700	185,307
McKesson Corp.	3,100	208,196
Medco Health Solutions, Inc. (a)	3,900	214,812
Omnicare, Inc.	6,700	158,790
Quest Diagnostics, Inc.	3,500	174,195
UnitedHealth Group, Inc.	8,500	241,400
WellPoint, Inc. (a)	4,000	195,720

		2,306,352

Household Durables — 0.6%
Whirlpool Corp.	1,900	166,858

Household Products — 0.4%
The Procter & Gamble Co.	1,800	107,964

IT Services — 1.0%
Hewitt Associates, Inc., Class A (a)	5,000	172,300
International Business Machines Corp.	800	98,784

		271,084

Independent Power Producers & Energy Traders — 0.3%
NRG Energy, Inc. (a)	3,700	78,477

Industrial Conglomerates — 0.4%
General Electric Co.	6,900	99,498

Insurance — 2.2%
Berkshire Hathaway, Inc. (a)	600	47,814
Genworth Financial, Inc., Class A (a)	12,400	162,068
Prudential Financial, Inc.	4,000	214,640
UnumProvident Corp.	8,500	184,450

		608,972

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ABS	Asset-Backed Security	LIBOR	London InterBank Offered Rate
EUR	Euro	RB	Revenue Bonds
GO	General Obligation Bonds	USD	US Dollar

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

Internet & Catalog Retail — 0.6%
Expedia, Inc.		9,800	$184,044

Internet Software & Services — 0.8%
Google, Inc., Class A (a)		100	44,495
VeriSign, Inc. (a)		6,500	172,575

			217,070

Machinery — 1.9%
Eaton Corp.		3,000	196,320
Gardner Denver, Inc.		1,000	44,590
Lincoln Electric Holdings, Inc.		300	15,297
Parker Hannifin Corp.		3,500	194,110
Valmont Industries, Inc.		1,300	94,458

			544,775

Media — 0.3%
News Corp., Class A		7,700	92,092

Metals & Mining — 1.7%
Freeport-McMoRan Copper & Gold, Inc., Class B		3,800	224,694
Reliance Steel & Aluminum Co.		2,300	83,145
Titanium Metals Corp. (a)		9,700	170,623

			478,462

Multi-Utilities — 0.3%
Integrys Energy Group, Inc.		2,200	96,228

Multiline Retail — 2.8%
Big Lots, Inc. (a)		2,500	80,225
JCPenney Co., Inc.		7,200	154,656
Macy’s, Inc.		9,400	168,260
Nordstrom, Inc.		4,800	154,512
Target Corp.		4,700	231,099

			788,752

Oil, Gas & Consumable Fuels — 6.3%
Chevron Corp.		6,200	420,732
Cimarex Energy Co.		2,400	171,792
ConocoPhillips		5,900	289,631
Exxon Mobil Corp.		5,300	302,471
Marathon Oil Corp.		7,400	230,066
Whiting Petroleum Corp. (a)		2,100	164,682
Williams Cos., Inc.		10,400	190,112

			1,769,486

Paper & Forest Products — 0.9%
International Paper Co.		8,100	183,303
MeadWestvaco Corp.		3,200	71,040

			254,343

Personal Products — 0.6%
The Estée Lauder Cos., Inc., Class A		3,100	172,763

Pharmaceuticals — 2.1%
Bristol-Myers Squibb Co.		1,700	42,398
Eli Lilly & Co.		7,500	251,250
Endo Pharmaceuticals Holdings, Inc. (a)		8,200	178,924
Johnson & Johnson		1,700	100,402
Pfizer, Inc.		1,701	24,256

			597,230

Semiconductors & Semiconductor Equipment — 3.9%
Altera Corp.		8,000	198,480
Intel Corp.		18,000	350,100
Microchip Technology, Inc.		6,800	188,632
National Semiconductor Corp.		13,700	184,402
Xilinx, Inc.		7,500	189,450

			1,111,064

Software — 2.2%
CA, Inc.		9,200	169,280
Microsoft Corp.		19,700	453,297

			622,577

Specialty Retail — 3.8%
Advance Auto Parts, Inc.		3,800	190,684
The Gap, Inc.		10,200	198,492
Limited Brands, Inc.		7,700	169,939
Lowe’s Cos., Inc.		6,300	128,646
Ross Stores, Inc.		3,400	181,186
TJX Cos., Inc.		4,700	197,165

			1,066,112

Tobacco — 1.4%
Altria Group, Inc.		10,900	218,436
Lorillard, Inc.		2,400	172,752

			391,188

Wireless Telecommunication Services — 0.5%
NII Holdings, Inc. (a)		4,800	156,096

Total Common Stocks — 63.5%			17,929,677

Fixed Income Securities

	Par
Asset-Backed Securities	(000)

ACE Securities Corp., Series 2005-ASP1, Class M1, 1.03%, 9/25/35 (b)	USD	100	23,412
Bank of America Auto Trust, Series 2009-2A, Class A2, 1.16%, 2/15/12 (c)		61	60,970
Chase Issuance Trust, Series 2009-A7, Class A7, 0.80%, 9/17/12 (b)		110	110,073
Countrywide Asset-Backed Certificates (b):
Series 2004-5, Class A, 0.80%, 10/25/34		13	10,746
Series 2004-13, Class AF4, 4.58%, 1/25/33		33	32,140
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	31	38,929
Lehman XS Trust, Series 2005-5N, Class 3A2, 0.71%, 11/25/35 (b)	USD	34	11,071
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.64%, 12/25/34 (b)		8	6,941
Morgan Stanley Home Equity Loans, Series 2007-2, Class A1, 0.45%, 4/25/37 (b)		58	54,132
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.61%, 6/25/35 (b)		21	19,185
SLM Student Loan Trust (b):
Series 2005-4, Class A2, 0.40%, 4/26/21		28	27,757
Series 2008-5, Class A2, 1.42%, 10/25/16		120	121,802
Series 2008-5, Class A4, 2.02%, 7/25/23		100	105,038
Structured Asset Investment Loan Trust (b):
Series 2003-BC6, Class M1, 1.10%, 7/25/33		119	95,634
Series 2003-BC7, Class M1, 1.47%, 7/25/33		97	76,331

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)		Value

Structured Asset Investment Loan Trust (b) (concluded):

Series 2004-8, Class M4, 1.35%, 9/25/34	USD	22	$3,049
Structured Asset Securities Corp., Series 2004-23XS, Class 2A1, 0.65%, 1/25/35 (b)		25	15,278

Total Asset-Backed Securities — 2.9%			812,488

Corporate Bonds

Aerospace & Defense — 0.0%
Honeywell International, Inc., 5.70%, 3/15/36		10	11,304
L-3 Communications Corp., Series B, 6.38%, 10/15/15		2	2,000

			13,304

Air Freight & Logistics — 0.0%
United Parcel Service, Inc., 6.20%, 1/15/38		5	6,011

Airlines — 0.0%
American Airlines, Inc., Series 2003-1, 3.86%, 1/09/12		14	13,988

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12		77	79,044

Capital Markets — 1.3%
Ameriprise Financial, Inc., 5.30%, 3/15/20		10	10,447
The Bank of New York Mellon Corp., 4.30%, 5/15/14		55	59,072
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		35	36,894
5.38%, 3/15/20		50	49,406
6.00%, 6/15/20		20	20,623
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (a)(d)		25	12
Morgan Stanley:
2.93%, 5/14/13 (b)		100	100,358
4.20%, 11/20/14		100	98,744

			375,556

Chemicals — 0.2%
CF Industries, Inc., 7.13%, 5/01/20		30	30,750
NOVA Chemicals Corp.:
6.50%, 1/15/12		5	5,000
3.65%, 11/15/13 (b)		10	9,175

			44,925

Commercial Banks — 0.6%
Corporacion Andina de Fomento, 6.88%, 3/15/12		50	54,006
Eksportfinans ASA:
1.88%, 4/02/13		42	42,344
3.00%, 11/17/14		50	51,491
5.50%, 5/25/16		25	28,413

			176,254

Computers & Peripherals — 0.1%
Seagate Technology International, 10.00%, 5/01/14 (c)		20	22,800

Consumer Finance — 0.1%
SLM Corp., 5.13%, 8/27/12		25	24,628

Containers & Packaging — 0.2%
Ball Corp.:
7.13%, 9/01/16	USD	10	10,462
7.38%, 9/01/19		10	10,400
Crown Americas LLC, 7.63%, 5/15/17 (c)		7	7,245
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16		30	31,275

			59,382

Diversified Financial Services — 0.5%
Bank of America Corp., 5.63%, 7/01/20		40	40,318
Citigroup, Inc., 6.00%, 12/13/13		40	41,964
GMAC, Inc., 8.00%, 3/15/20 (c)		30	29,325
General Electric Capital Corp., 6.15%, 8/07/37		25	25,363

			136,970

Diversified Telecommunication Services — 0.7%
AT&T, Inc., 6.50%, 9/01/37		52	57,676
GTE Corp., 6.84%, 4/15/18		50	56,539
New Communications Holdings, Inc., 8.25%, 4/15/17 (c)		30	30,112
Qwest Communications International, Inc.:
7.50%, 2/15/14		5	5,012
Series B, 7.50%, 2/15/14		5	5,013
Qwest Corp., 8.88%, 3/15/12		5	5,362
Telefonica Emisiones SAU, 4.95%, 1/15/15		25	26,189

			185,903

Electric Utilities — 0.2%
Florida Power & Light Co., 5.95%, 2/01/38		25	28,556
Massachusetts Electric Co., 5.90%, 11/15/39 (c)		15	16,417
Southern California Edison Co., 5.63%, 2/01/36		6	6,617

			51,590

Food Products — 0.3%
Kraft Foods, Inc.:
6.50%, 8/11/17		35	40,653
5.38%, 2/10/20		33	35,361
6.50%, 2/09/40		15	16,775

			92,789

Health Care Equipment & Supplies — 0.0%
Covidien International Finance SA, 2.80%, 6/15/15		10	10,099

Health Care Providers & Services — 0.3%
HCA, Inc.:
8.50%, 4/15/19		30	31,800
7.25%, 9/15/20		20	20,100
Tenet Healthcare Corp. (c):
9.00%, 5/01/15		10	10,575
8.88%, 7/01/19		20	21,200

			83,675

Household Durables — 0.2%
Centex Corp., 5.13%, 10/01/13		41	41,103
Pulte Homes, Inc., 5.20%, 2/15/15		10	9,400

			50,503

IT Services — 0.1%
Sabre Holdings Corp., 8.35%, 3/15/16		40	38,200

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Insurance — 0.7%
Hartford Life Global Funding Trusts, 0.72%, 6/16/14 (b)	USD	50	$47,022
Lincoln National Corp., 7.00%, 6/15/40		10	10,532
Metropolitan Life Global Funding I (c):
2.50%, 1/11/13		85	85,964
5.13%, 6/10/14		25	27,158
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (c)		15	17,471

			188,147

Life Sciences Tools & Services — 0.1%
Life Technologies Corp., 6.00%, 3/01/20		15	16,244

Media — 1.2%
Clear Channel Worldwide Holdings, Inc. (c):
Series A, 9.25%, 12/15/17		7	6,965
Series B, 9.25%, 12/15/17		28	28,140
Comcast Corp., 6.45%, 3/15/37		23	24,870
Cox Communications, Inc., 7.13%, 10/01/12		30	33,333
DISH DBS Corp., 7.75%, 5/31/15		30	30,900
Discovery Communications LLC, 3.70%, 6/01/15		20	20,505
NBC Universal, Inc., 5.15%, 4/30/20 (c)		25	26,075
News America, Inc.:
6.40%, 12/15/35		40	43,533
6.75%, 1/09/38		85	93,355
Time Warner Cable, Inc., 5.85%, 5/01/17		20	21,959

			329,635

Metals & Mining — 0.1%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		10	10,153
Teck Resources Ltd., 10.75%, 5/15/19		25	30,632

			40,785

Multi-Utilities — 0.1%
Xcel Energy, Inc., 6.50%, 7/01/36		20	23,072

Multiline Retail — 0.1%
Dollar General Corp., 11.88%, 7/15/17 (e)		25	28,438

Oil, Gas & Consumable Fuels — 1.4%
BP Capital Markets Plc, 3.13%, 3/10/12		45	41,604
Canadian Natural Resources, Ltd., 6.50%, 2/15/37		20	22,342
Cenovus Energy, Inc., 6.75%, 11/15/39		20	22,962
Chevron Corp., 3.95%, 3/03/14		5	5,359
ConocoPhillips, 4.60%, 1/15/15		41	44,790
Consol Energy, Inc. (c):
8.00%, 4/01/17		11	11,358
8.25%, 4/01/20		14	14,595
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20		8	8,274
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		25	26,773
Motiva Enterprises LLC, 5.20%, 9/15/12 (c)		60	64,285
Nexen, Inc., 6.40%, 5/15/37		25	26,070
Petrobras International Finance Co.:
5.88%, 3/01/18	USD	5	5,146
5.75%, 1/20/20		44	44,310
Shell International Finance BV, 4.00%, 3/21/14		23	24,327
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		5	5,284
Valero Energy Corp., 6.63%, 6/15/37		19	18,499
XTO Energy, Inc., 6.50%, 12/15/18		20	24,271

			410,249

Paper & Forest Products — 0.1%
Georgia-Pacific LLC, 8.25%, 5/01/16 (c)		24	25,590

Pharmaceuticals — 0.6%
Eli Lilly & Co.:
3.55%, 3/06/12		20	20,856
7.13%, 6/01/25		5	6,361
Merck & Co., Inc., 4.00%, 6/30/15		50	54,152
Pfizer, Inc., 5.35%, 3/15/15		42	47,585
Teva Pharmaceutical Finance LLC, 3.00%, 6/15/15		20	20,392
Wyeth, 6.00%, 2/15/36		10	11,232

			160,578

Road & Rail — 0.1%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		19	20,096

Tobacco — 0.1%
Philip Morris International, Inc., 4.50%, 3/26/20		30	30,471

Wireless Telecommunication Services — 0.9%
CellCo.Partnership:
3.75%, 5/20/11		110	112,665
8.50%, 11/15/18		50	65,007
Cricket Communications, Inc., 7.75%, 5/15/16		25	25,500
Vodafone Group Plc, 4.15%, 6/10/14		41	43,021

			246,193

Total Corporate Bonds — 10.6%			2,985,119

Foreign Agency Obligations

Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	10	6,135
Japan Finance Corp., 2.00%, 6/24/11	USD	30	30,260
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13		5	5,373
Series E, 5.25%, 7/02/12		15	16,193
Series E, 4.38%, 1/15/13		10	10,752
Series E, 4.00%, 2/02/15		10	10,759
Mexico Government International Bond, 6.38%, 1/16/13		15	16,448
Province of Ontario Canada:
4.10%, 6/16/14		35	37,639
Series 1, 1.88%, 11/19/12		40	40,467
Russian Foreign Bond Eurobond, 7.50%, 3/31/30		46	51,856

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Foreign Agency Obligations	(000)		Value

United Mexican States, Series A, 5.13%, 1/15/20	USD	20	$20,800

Total Foreign Agency Obligations — 0.9%			246,682

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 2.7%
Arkle Master Issuer Plc, Series 2010-1A, Class 2A, 1.53%, 5/17/60 (b)(c)		100	98,750
CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1, 6.00%, 10/25/37		81	63,289
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.55%, 4/25/46 (b)		16	8,649
Series 2006-0A5, Class 3A1, 0.55%, 4/25/46 (b)		34	19,562
Series 2007-J3, Class A10, 6.00%, 7/25/37		86	67,308
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.50%, 8/25/35 (b)		23	21,497
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.75%, 11/25/34 (b)		12	10,105
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 2A1, 5.61%, 4/25/37 (b)		107	79,431
Structured Asset Securities Corp., Series 2005-GEL2, Class A, 0.63%, 4/25/35 (b)		9	7,959
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.47%, 10/25/46 (b)		71	69,390
WaMu Mortgage Pass-Through Certificates (b):
Series 2006-AR18, Class 1A1, 5.24%, 1/25/37		61	44,155
Series 2007-0A4, Class 1A, 1.21%, 5/25/47		20	11,731
Wells Fargo Mortgage-Backed Securities Trust (b):
Series 2006-AR2, Class 2A5, 4.90%, 3/25/36		166	139,427
Series 2006-AR3, Class A4, 5.60%, 3/25/36		106	91,594
Series 2006-AR12, Class 2A1, 6.00%, 9/25/36		25	22,560

			755,407

Commercial Mortgage-Backed Securities — 3.8%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.63%, 4/10/49 (b)		70	72,337
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3, 5.09%, 7/10/37 (b)		40	40,954
GE Capital Commercial Mortgage Corp., Series 2001-2, Class A4, 6.29%, 8/11/33		164	169,668
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class AAB, 4.70%, 12/10/41		186	194,005
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A4, 4.76%, 6/10/36		124	125,547
JPMorgan Chase Commercial Mortgage Securities Corp., Class A4 (b):
Series 2006-CB15, 5.81%, 6/12/43	USD	250	259,415
Series 2006-LDP7, 5.87%, 4/15/45		115	122,550
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.10%, 4/16/17 (b)(c)		50	52,414
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A3, 5.38%, 10/15/44 (b)		40	40,205

			1,077,095

Total Non-Agency Mortgage-Backed Securities — 6.5%			1,832,502

Taxable Municipal Bonds

The Board of Trustees of The Leland Stanford Junior University, 4.25%, 5/01/16		15	16,303
Chicago Metropolitan Water Reclamation District-Greater Chicago Illinois, GO, Build America Bonds, 5.72%, 12/01/38		15	16,339
Dallas Area Rapid Transit, RB, Build America Bonds, 6.00%, 12/01/44		10	11,291
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		25	30,923
New York State Dormitory Authority, RB, Build America Bonds, 5.63%, 3/15/39		25	25,759
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		15	16,528
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		35	36,824
Build America Bonds, 7.35%, 11/01/39		20	21,045
Build America Bonds, Various Purpose, 7.50%, 4/01/34		10	10,670
Various Purpose, Series 3, 5.45%, 4/01/15		75	79,427

Total Taxable Municipal Bonds — 0.9%			265,109

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.5%
Fannie Mae:
5.13%, 1/02/14		100	109,974
2.63%, 11/20/14		65	67,178
Freddie Mac, 1.13%, 12/15/11		180	181,421
Tennessee Valley Authority, 5.25%, 9/15/39		60	66,330

			424,903

Collateralized Mortgage Obligations — 0.2%
Fannie Mae Mortgage-Backed Securities, Series 2006-9, Class DA, 5.50%, 7/25/25		11	11,614

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
U.S. Government Sponsored Agency Securities	(000)		Value

Collateralized Mortgage Obligations (concluded)

Freddie Mac Mortgage-Backed Securities, Series 3068, Class VA, 5.50%, 10/15/16	USD	52	$54,551

			66,165

Federal Deposit Insurance Corporation Guaranteed — 0.6%
Citigroup Funding, Inc., 1.88%, 10/22/12		100	102,102
General Electric Capital Corp.:
2.00%, 9/28/12		50	51,194
2.13%, 12/21/12		25	25,702

			178,998

Interest Only Collateralized Mortgage Obligations — 0.7%
Ginnie Mae Mortgage-Backed Securities (b):
Series 2006-69, Class SA, 6.46%, 12/20/36		35	4,051
Series 2007-9, Class BI, 6.35%, 3/20/37		72	8,324
Series 2007-27, Class S, 6.16%, 5/20/37		87	8,674
Series 2007-36, Class SA, 6.13%, 6/20/37		42	4,750
Series 2008-94, Class SA, 7.06%, 12/20/38		3	286
Series 2009-16, Class SL, 7.10%, 1/20/37		121	16,267
Series 2009-26, Class SC, 5.95%, 1/16/38		1	172
Series 2009-33, Class SK, 6.14%, 5/20/39		232	23,214
Series 2009-61, Class ES, 6.51%, 3/20/39		266	26,555
Series 2009-47, Class KS, 5.82%, 6/16/39		286	28,584
Series 2009-106, Class CM, 6.26%, 1/16/34		175	20,931
Series 2009-106, Class SL, 5.76%, 4/20/36		130	14,327
Series 2009-110, Class CS, 6.04%, 11/16/39		78	8,507

			164,642

Mortgage-Backed Securities — 28.5%
Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/25-8/15/40 (f)		603	615,853
4.49%, 11/01/35 (b)		85	88,777
4.50%, 7/15/40 (f)		1,800	1,864,796
4.83%, 8/01/38 (b)		72	76,897
5.00%, 8/15/25-8/15/40 (f)		1,294	1,371,456
5.50%, 7/15/25-7/15/40 (f)		956	1,028,160
6.00%, 12/01/31-7/15/40 (f)		1,107	1,204,550
6.50%, 8/15/40 (f)		100	109,234
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/25-6/01/25		568	590,558
4.50%, 4/01/40-8/01/40 (f)		485	501,829
5.00%, 6/01/36-7/15/40 (f)		122	128,866
5.50%, 7/15/25-6/01/40 (f)		195	209,669
6.00%, 6/01/35		40	43,269
Ginnie Mae Mortgage-Backed Securities (f):
5.00%, 8/15/40	USD	100	105,968
6.50%, 7/15/40		100	109,703

			8,049,585

Total U.S. Government Sponsored Agency Securities — 31.5%			8,884,293

U.S. Treasury Obligations

U.S. Treasury Notes:
3.50%, 5/15/20 (g)		405	423,857
8.75%, 5/15/20		40	59,781
8.13%, 5/15/21 (h)		80	116,650
3.50%, 2/15/39 (g)(h)(i)		215	199,715
4.25%, 5/15/40 (g)		200	216,250

Total U.S. Treasury Obligations — 3.6%			1,016,253

Total Fixed Income Securities — 56.9%			16,042,446

Preferred Securities

Capital Trusts

Capital Markets — 0.0%
Credit Suisse Guernsey Ltd., 5.86%, (b)(j)		5	4,413

Diversified Financial Services — 0.2%
JPMorgan Chase & Co., 7.90%, (b)(j)		50	51,536

Insurance — 0.5%
Chubb Corp., 6.38%, 3/29/67 (b)		25	24,000
Lincoln National Corp., 7.00%, 5/17/66 (b)		25	20,813
MetLife, Inc., 6.40%, 12/15/66		45	39,600
Progressive Corp., 6.70%, 6/15/67 (b)		35	32,725
The Travelers Cos., Inc., 6.25%, 3/15/67 (b)		25	23,459

			140,597

Total Preferred Securities — 0.7%			196,546

Total Long-Term Investments (Cost — $34,309,460) — 121.1%			34,168,669

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.16% (k)(l)		856,653	856,653

Total Short-Term Securities (Cost — $856,653) — 3.0%			856,653

Options Purchased	Contracts

Exchange-Traded Put Options — 0.0%
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 97.25, expires 9/10/10		4	25

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts (m)		Value

Over-the-Counter Call Swaptions — 0.5%
Receive a fixed rate of 1.15% and pay a floating rate based on 3-month LIBOR, expires 9/03/10, Broker Deutsche Bank AG		1	$3,281
Receive a fixed rate of 3.90% and pay a floating rate based on 3-month LIBOR, expires 11/16/10, Broker Goldman Sachs Bank USA		— (n)	6,817
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, expires 5/05/11, Broker Credit Suisse International		— (n)	14,711
Receive a fixed rate of 5.86% and pay a floating rate based on 3-month LIBOR, expires 8/15/11, Broker JPMorgan Chase Bank NA		1	82,775
Receive a fixed rate of 4.39% and pay a floating rate based on 3-month LIBOR, expires 5/08/12, Broker Citibank NA		— (n)	8,401
Receive a fixed rate of 5.20% and pay a floating rate based on 3-month LIBOR, expires 4/28/15, Broker Citibank NA		— (n)	32,209

			148,194

Over-the-Counter Put Swaptions — 0.1%
Pay a fixed rate of 1.92% and receive a floating rate based on 3-month LIBOR, expires 9/02/10, Broker Morgan Stanley Capital Services, Inc.		1	12
Pay a fixed rate of 1.95% and receive a floating rate based on 3-month LIBOR, expires 9/18/10, Broker Citibank NA		1	1,152
Pay a fixed rate of 3.90% and receive a floating rate based on 3-month LIBOR, expires 11/16/10, Broker Goldman Sachs Bank USA		— (n)	423
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, expires 5/05/11, Broker Credit Suisse International		— (n)	4,172
Pay a fixed rate of 5.86% and receive a floating rate based on 3-month LIBOR, expires 8/15/11, Broker JPMorgan Chase Bank NA		1	840
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month LIBOR, expires 5/08/12, Broker Citibank NA		— (n)	2,799
Pay a fixed rate of 4.25% and receive a floating rate based on 3-month LIBOR, expires 4/28/15, Broker Citibank NA		— (n)	12,595

			21,993

Total Options Purchased (Cost — $129,427) — 0.6%			170,212

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $35,295,540*) — 124.7%			35,195,534

	Par
TBA Sale Commitments (f)	(000)

Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/25-8/15/40	USD	300	(309,015)
4.50%, 7/15/40		1,800	(1,865,531)
5.00%, 8/15/25-8/15/40		1,100	(1,163,766)
5.50%, 7/15/25-7/15/40		200	(214,688)
6.00%, 12/01/31-7/15/40		700	(759,172)
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/25-6/01/25	USD	500	(518,984)
4.50%, 4/01/40-8/01/40		400	(414,250)

Total TBA Sale Commitments (Proceeds — $5,203,832) — (18.6)%			(5,245,406)

Options Written	Contracts

Exchange-Traded Call Options — (0.0)%
10-Year U.S. Treasury Bond Future, Strike Price USD 122.50, expires 8/27/10		2	(2,781)

Exchange-Traded Put Options — (0.0)%
10-Year U.S. Treasury Bond Future, Strike Price USD 119.50, expires 8/27/10		2	(782)

Over-the-Counter Call Options — (0.1)%
Euro-Schatz, Strike Price USD 109.50, expires 8/31/10, Broker Citigroup Global Markets		4	(1,102)

Over-the-Counter Call Swaptions — (0.6)%
Pay a fixed rate of 4.12% and receive a floating rate based on 3-month LIBOR, expires 8/21/10, Broker Goldman Sachs Bank USA		— (m)(n)	(9,197)
Pay a fixed rate of 4.13% and receive a floating rate based on 3-month LIBOR, expires 9/10/10, Broker Morgan Stanley Capital Services, Inc.		1(m)	(54,383)
Pay a fixed rate of 5.40% and receive a floating rate based on 3-month LIBOR, expires 12/18/10, Broker UBS AG		1(m)	(38,387)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, expires 5/12/11, Broker Royal Bank of Scotland Plc		— (m)(n)	(14,834)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, expires 5/13/11, Broker BNP Paribas SA		— (m)(n)	(7,398)
Pay a fixed rate of 4.05% and receive a floating rate based on 3-month LIBOR, expires 6/18/12, Broker Deutsche Bank AG		— (m)(n)	(6,473)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, expires 3/04/13, Broker Deutsche Bank AG		— (m)(n)	(21,059)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, expires 3/05/13, Broker Deutsche Bank AG		— (m)(n)	(10,675)
Pay a fixed rate of 4.32% and receive a floating rate based on 3-month LIBOR, expires 5/28/13, Broker Royal Bank of Scotland Plc		— (m)(n)	(14,483)
Pay a fixed rate of 4.89% and receive a floating rate based on 3-month LIBOR, expires 12/03/14, Broker Deutsche Bank AG		— (m)(n)	(9,343)
Pay a fixed rate of 4.76% and receive a floating rate based on 3-month LIBOR, expires 5/30/17, Broker JPMorgan Chase Bank NA		— (m)(n)	(8,124)

			(194,356)

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments (continued)

Options Written	Contracts (m)	Value

Over-the-Counter Put Swaptions — (0.1)%
Receive a fixed rate of 4.12% and pay a floating rate based on 3-month LIBOR, expires 8/21/10, Broker Goldman Sachs Bank USA	— (n)	$(15)
Receive a fixed rate of 4.13% and pay a floating rate based on 3-month LIBOR, expires 9/18/10, Broker Morgan Stanley Capital Services, Inc.	1	(202)
Receive a fixed rate of 2.10% and pay a floating rate based on 3-month LIBOR, expires 12/02/10, Broker Citibank NA	1	(303)
Receive a fixed rate of 5.40% and pay a floating rate based on 3-month LIBOR, expires 12/18/10, Broker UBS AG	— (n)	(28)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, expires 5/12/11, Broker Royal Bank of Scotland Plc	1	(2,712)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, expires 5/13/11, Broker BNP Paribas SA	— (n)	(1,367)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month LIBOR, expires 6/18/12, Broker Deutsche Bank AG	— (n)	(3,986)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, expires 3/04/13, Broker Deutsche Bank AG	— (n)	(5,915)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, expires 3/05/13, Broker Deutsche Bank AG	— (n)	(2,908)
Receive a fixed rate of 4.32% and pay a floating rate based on 3-month LIBOR, expires 5/28/13, Broker Royal Bank of Scotland Plc	— (n)	(9,608)
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month LIBOR, expires 12/03/14, Broker Deutsche Bank AG	— (n)	(4,689)
Receive a fixed rate of 4.76% and pay a floating rate based on 3-month LIBOR, expires 5/30/17, Broker JPMorgan Chase Bank NA	— (n)	(5,940)

		(37,673)

Total Options Written (Premiums Received — $212,128) — (0.8)%		(236,694)

Total Investments, Net of TBA Sales Commitments and Outstanding Options Written — 105.3%		29,713,434
Liabilities in Excess of Other Assets — (5.3)%		(1,508,688)

Net Assets — 100.0%		$28,204,746

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$35,573,956

Gross unrealized appreciation	$1,571,376
Gross unrealized depreciation	(1,949,798)

Net unrealized depreciation	$(378,422)

(a)	Non-income producing security.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(f)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

BNP Paribas	$410,250	$4,672
Bank of America NA	$(103,641)	$(2,531)
Citigroup Global Markets Inc.	$213,000	$1,117
Credit Suisse Securities (USA) LLC	$(532,844)	$(3,953)
Deutsche Bank AG	$(315,234)	$406
Goldman Sachs Bank USA	$16,492	$(2,314)
Greenwich Financial Services	$(518,203)	$(3,469)
JPMorgan Chase Bank NA	$961,109	$4,031
Morgan Stanley Capital Services, Inc.	$(316,109)	$(5,668)
Nomura Securities International Inc.	$414,562	$7,812
UBS Securities	$10,875	$(3,187)
Wells Fargo Bank, NA	$106,438	$(187)

(g)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(h)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(i)	Security, or a portion thereof, subject to treasury rolls.

(j)	Security is perpetual in nature and has no stated maturity date.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments (continued)

(k)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	195,860	660,793	856,653	$248

(l)	Represents the current yield as of report date.

(m)	One contract represents a notional amount of $1 million.

(n)	Notional amount is less than $1 million.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2010 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Appreciation

2	30-Year U.S. Treasury Bond	September 2010	$248,766	$6,234

•	Financial futures contracts sold as of June 30, 2010 were as follows:

				Unrealized
		Expiration	Notional	Appreciation
Contracts	Issue	Date	Value	(Depreciation)

4	2-Year U.S. Treasury Bond	September 2010	$872,867	$(2,445)
3	5-Year U.S. Treasury Bond	September 2010	$354,885	(170)
2	10-Year U.S. Treasury Bond	September 2010	$245,144	50
2	30-Year U.S. Treasury Bond	September 2010	$259,887	(11,738)
1	Euro Dollar Futures	September 2010	$248,022	(341)
1	Euro Dollar Futures	June 2011	$246,009	(1,641)
1	Euro Dollar Futures	September 2011	$247,311	23
1	Euro Dollar Futures	December 2011	$246,431	(344)
2	Euro Dollar Futures	March 2012	$487,406	(5,144)
1	Euro Dollar Futures	March 2013	$241,047	(2,966)

				$(24,716)

•	Foreign currency exchange contracts as of June 30, 2010 were as follows:

Currency		Currency			Settlement	Unrealized
Purchased		Sold		Counterparty	Date	Appreciation

USD	48,318	EUR	38,500	BNP Paribas	7/14/10	$1,235
USD	110,119	EUR	90,000	Citibank NA	8/16/10	35
EUR	200,000	USD	243,881	Citibank NA	8/16/10	749

						$2,019

•	Reverse repurchase agreements outstanding as of June 30, 2010 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

Barclays Capital, Inc.	(0.10)%	6/30/10	7/01/10	$424,743	$424,744
Barclays Capital, Inc.	(0.02)%	6/30/10	7/01/10	306,144	306,144
Barclays Capital, Inc.	0.05%	6/30/10	7/01/10	216,000	216,000
Barclays Capital, Inc.	0.09%	6/30/10	7/01/10	172,975	172,975

Total				$1,119,862	$1,119,863

•	Credit default swaps on traded indexes-sold protection outstanding as of June 30, 2010 were as follows:

	Pay			Average	Notional
	Fixed		Expiration	Credit	Amount	Unrealized
Issuer	Rate	Counterparty	Date	Rating[1]	(000)	Depreciation

Dow Jones CDX North America High Yield	5.00%	Credit Suisse International	June 2015	B	$240	$(795)

[1]	Using Standard and Poor’s rating.

•	Credit default swaps on single-name issues-buy protection outstanding as of June 30, 2010 were as follows:

	Pay			Notional	Unrealized
	Fixed		Expiration	Amount	Appreciation
Issuer	Rate	Counterparty	Date	(000)	(Depreciation)

Radio Shack Corp.	1.16%	UBS AG	December 2010	$60	$70
Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	June 2011	$60	(359)
Wendy’s International, Inc.	2.90%	JPMorgan Chase Bank NA	December 2011	$20	(403)
NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	$5	(46)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	$15	(1,763)
Macy’s, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	$5	(636)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	September 2013	$55	(197)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	$35	(3,547)
Centex Corp.	4.40%	JPMorgan Chase Bank NA	December 2013	$20	(2,047)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	$10	(123)
Seagate Technology Holdings	1.00%	Credit Suisse International	June 2014	$5	66
Seagate Technology Holdings	5.00%	Morgan Stanley Capital Services, Inc.	June 2014	$15	136
Macy’s, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	$5	(39)
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank NA	March 2015	$10	(65)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	$40	(17,307)

					$(26,260)

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments (continued)

•	Interest rate swaps outstanding as of June 30, 2010 were as follows:

				Notional	Unrealized
Fixed	Floating			Amount	Appreciation
Rate	Rate	Counterparty	Expiration	(000)	(Depreciation)

1.10% (a)	3-month LIBOR	Goldman Sachs International	March 2012	$600	$2,057
1.24% (b)	3-month LIBOR	JPMorgan Chase Bank NA	April 2012	$900	(5,246)
1.21% (a)	3-month LIBOR	Citibank NA	May 2012	$1,000	5,232
1.21% (b)	3-month LIBOR	Goldman Sachs Bank USA	May 2012	$200	(1,064)
1.29% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2012	$200	(1,289)
5.02% (a)	3-month LIBOR	Deutsche Bank AG	October 2012	$500	44,662
1.72% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2013	$300	3,465
2.85% (a)	3-month LIBOR	Credit Suisse International	July 2014	$300	13,107
3.05% (b)	3-month LIBOR	Credit Suisse International	August 2014	$600	(30,888)
3.26% (a)	3-month LIBOR	JPMorgan Chase Bank NA	August 2014	$100	5,967
2.79% (b)	3-month LIBOR	JPMorgan Chase Bank NA	November 2014	$65	(2,551)
2.69% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2015	$600	19,936
2.75% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2015	$200	(7,212)
2.68% (a)	3-month LIBOR	BNP Paribas SA	April 2015	$300	9,460
2.65% (b)	3-month LIBOR	JPMorgan Chase Bank NA	April 2015	$100	(3,016)
2.72% (b)	3-month LIBOR	JPMorgan Chase Bank NA	April 2015	$200	(6,733)
2.73% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	$200	(6,854)
2.49% (b)	3-month LIBOR	Credit Suisse International	May 2015	$200	(4,509)
2.62% (b)	3-month LIBOR	Credit Suisse International	May 2015	$200	(5,727)
2.23% (a)	3-month LIBOR	Deutsche Bank AG	May 2015	$700	6,562
2.66% (b)	3-month LIBOR	Royal Bank of Scotland Plc	May 2015	$300	(9,091)
2.36% (b)	3-month LIBOR	Citibank NA	June 2015	$200	(3,079)
2.37% (a)	3-month LIBOR	JPMorgan Chase Bank NA	June 2015	$1,000	15,478
2.34% (a)	3-month LIBOR	Deutsche Bank AG	June 2015	$800	11,142
2.38% (a)	3-month LIBOR	BNP Paribas SA	June 2015	$400	6,381
2.39% (a)	3-month LIBOR	Deutsche Bank AG	June 2015	$100	1,634
2.22% (b)	3-month LIBOR	Goldman Sachs International	June 2015	$1,000	(8,107)
2.09% (a)	3-month LIBOR	Credit Suisse International	June 2015	$100	175
3.68% (a)	3-month LIBOR	Deutsche Bank AG	August 2019	$300	19,034
3.50% (a)	3-month LIBOR	Citibank NA	September 2019	$100	4,773
3.47% (a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2019	$100	4,501
3.73% (b)	3-month LIBOR	Citibank NA	October 2019	$200	(13,271)
3.43% (b)	3-month LIBOR	Deutsche Bank AG	October 2019	$100	(4,192)
3.36% (a)	3-month LIBOR	Goldman Sachs International	October 2019	$100	3,609
3.70% (a)	3-month LIBOR	Credit Suisse International	December 2019	$300	18,868
3.89% (a)	3-month LIBOR	BNP Paribas SA	January 2020	$100	7,867
3.93% (a)	3-month LIBOR	BNP Paribas SA	January 2020	$100	8,250
3.89% (a)	3-month LIBOR	Credit Suisse International	January 2020	$200	15,771
3.79% (a)	3-month LIBOR	BNP Paribas SA	February 2020	$100	7,078
3.75% (a)	3-month LIBOR	Citibank NA	February 2020	$100	6,660
3.71% (b)	3-month LIBOR	Deutsche Bank AG	February 2020	$200	(12,593)
4.87% (b)	3-month LIBOR	Deutsche Bank AG	February 2020	$500	(59,904)
3.75% (a)	3-month LIBOR	Royal Bank of Scotland Plc	February 2020	$200	13,291
3.68% (a)	3-month LIBOR	BNP Paribas SA	March 2020	$200	12,130
3.33% (a)	3-month LIBOR	Citibank NA	March 2020	$400	30,883
3.77% (a)	3-month LIBOR	Citibank NA	March 2020	$200	13,527
3.68% (b)	3-month LIBOR	Deutsche Bank AG	March 2020	$100	(6,037)
3.75% (b)	3-month LIBOR	Deutsche Bank AG	March 2020	$200	(13,138)
3.83% (b)	3-month LIBOR	JPMorgan Chase Bank NA	March 2020	$100	(7,349)
3.70% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	$200	(12,332)
3.64% (b)	3-month LIBOR	Royal Bank of Scotland Plc	March 2020	$200	(11,338)
3.96% (b)	3-month LIBOR	BNP Paribas SA	April 2020	$100	(8,418)
4.05% (b)	3-month LIBOR	Credit Suisse International	April 2020	$100	(9,188)
3.80% (a)	3-month LIBOR	Deutsche Bank AG	April 2020	$200	14,015
3.95% (b)	3-month LIBOR	JPMorgan Chase Bank NA	April 2020	$200	(16,744)
3.92% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2020	$100	8,074
3.74% (a)	3-month LIBOR	Royal Bank of Scotland Plc	April 2020	$100	6,497
3.60% (a)	3-month LIBOR	Credit Suisse International	May 2020	$200	10,535
2.52% (c)	3-month LIBOR	Deutsche Bank AG	May 2020	$100	1,133
3.28% (b)	3-month LIBOR	Deutsche Bank AG	May 2020	$100	(2,409)
3.39% (b)	3-month LIBOR	Deutsche Bank AG	May 2020	$300	(10,307)
3.48% (b)	3-month LIBOR	Deutsche Bank AG	May 2020	$100	(4,209)
4.88% (b)	3-month LIBOR	Deutsche Bank AG	May 2020	$300	(35,970)
3.57% (a)	3-month LIBOR	Goldman Sachs Bank USA	May 2020	$100	5,040
3.57% (b)	3-month LIBOR	JPMorgan Chase Bank NA	May 2020	$100	(4,951)
3.64% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$100	5,643
3.73% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$200	12,725
3.25% (a)	3-month LIBOR	Royal Bank of Scotland Plc	May 2020	$200	4,250
3.41% (b)	3-month LIBOR	BNP Paribas SA	June 2020	$100	(3,533)
3.80% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$300	(9,989)
4.80% (b)	3-month LIBOR	Citibank NA	June 2020	$200	(21,118)

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments (continued)

• Interest rate swaps outstanding as of June 30, 2010 were as follows (concluded):
				Notional	Unrealized
Fixed	Floating			Amount	Appreciation
Rate	Rate	Counterparty	Expiration	(000)	(Depreciation)

3.39% (a)	3-month LIBOR	Credit Suisse International	June 2020	$100	$3,331
3.26% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$100	2,140
3.34% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$500	14,504
3.43% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$100	3,716
3.37% (b)	3-month LIBOR	Royal Bank of Scotland Plc	June 2020	$100	(3,173)
3.05% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2020	$100	294
3.46% (d)	3-month LIBOR	BNP Paribas SA	October 2020	$100	(2,710)
4.44% (b)	3-month LIBOR	Royal Bank of Scotland Plc	January 2040	$100	(13,351)

Total					$21,807

(a)	Pays floating interest rate and receives fixed rate.

(b)	Pays fixed interest rate and receives floating rate.

(c)	Pays fixed interest amount and receives floating amount at expiration.

(d)	Pays floating interest amount and receives fixed amount at expiration.

•	Total return swaps outstanding as of June 30, 2010 were as follows:

			Notional
Interest			Amount	Unrealized
Rate Receivable	Counterparty	Expiration	(000)	Appreciation

2.62%	Morgan Stanley Capital Services, Inc.	May 2020	$200	$4,085 (e )

(e)	Based on the change in the since inception return on U.S. City Average All Items Consumer Price Index for All Urban Consumers as of June 30, 2010.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$17,929,677	—	—	$17,929,677
Asset-Backed Securities	—	$750,147	$62,341	812,488
Corporate Bonds	—	2,985,119	—	2,985,119
Foreign Agency Obligations	—	246,682	—	246,682
Non-Agency Mortgage-Backed Securities	—	1,681,338	151,164	1,832,502
Taxable Municipal Bonds	—	265,109	—	265,109
U.S. Government Sponsored Agency Securities	—	8,884,293	—	8,884,293
U.S. Treasury Obligations	—	1,016,253	—	1,016,253
Preferred Securities	—	196,546	—	196,546
Short-Term Securities:
Money Market Fund	856,653	—	—	856,653
Liabilities:
Investments in Securities:
Long-Term investments:
TBA Sale Commitments	—	(5,245,406)	—	(5,245,406)

Total	$18,786,330	$10,780,081	$213,505	$29,779,916

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$272	—	$272
Foreign currency exchange contracts	—	2,019	—	2,019
Interest rate contracts	$6,332	573,584	—	579,916
Other contracts	—	4,085	—	4,085
Liabilities:
Credit contracts	—	(27,327)	—	(27,327)
Interest rate contracts	(28,352)	(614,721)	—	(643,073)

Total	$(22,020)	$(62,088)	—	$(84,108)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

		Non-Agency
	Asset-Backed	Mortgage-Backed
	Securities	Securities	Total

Assets:
Balance, as of December 31, 2009	$21,000	—	$21,000
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[1]	2,412	—	2,412
Purchases	—	—	—
Sales	—	—	—
Transfers in2	38,929	$151,164	190,093
Transfers out[2]	—	—	—

Balance, as of June 30, 2010	$62,341	$151,164	$213,505

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at June 30, 2010 was $(1,280).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate
Contracts

Liabilities:
Balance, as of December 31, 2009	$(4,301)
Accrued discounts/premiums	—
Net realized gain (loss)	(8,913)
Net change in unrealized appreciation/depreciation	4,479
Purchases	—
Sales	8,735
Transfers in2	—
Transfers out[2]	—

Balance as of June 30, 2010	—

[2]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$34,438,887)	$34,338,881
Investments at value—affiliated (cost—$856,653)	856,653
Foreign currency at value (cost—$6,973)	7,040
Unrealized appreciation on swaps	407,754
Unrealized appreciation on foreign currency exchange contracts	2,019
TBA sale commitments receivable	5,203,832
Investments sold receivable	5,972,113
Interest receivable	84,900
Swaps receivable	67,064
Swap premiums paid	17,701
Dividends receivable	6,971
Options written receivable	1,473
Principal paydowns receivable	291
Prepaid expenses	24,825
Other assets	23,875

Total assets	47,015,392

Liabilities:
TBA sale commitments at value (proceeds—$5,203,832)	5,245,406
Reverse repurchase agreements	1,119,863
Options written at value (premiums received—$212,128)	236,694
Unrealized depreciation on swaps	408,917
Investments purchased payable	11,307,581
Bank overdraft.	93,750
Swap premiums received	88,746
Swaps payable	58,407
Investment advisory fees payable	13,291
Capital shares redeemed payable	1,686
Other affiliates payable	985
Margin variation payable	70
Officer’s and Directors’ fees payable	231
Other accrued expenses payable	34,070
Other liabilities	200,949

Total liabilities	18,810,646

Net Assets..	$28,204,746

Net Assets Consist of:
Paid-in capital	$34,958,787
Undistributed net investment income	345,041
Accumulated net realized loss	(6,939,221)
Net unrealized appreciation/depreciation	(159,861)

Net Assets	$28,204,746

Net Asset Value:
Class I—Based on net assets of $28,204,746 and 2,584,208 shares outstanding, 100 million shares authorized, $0.10 par value	$10.91

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Interest	$272,941
Dividends	149,616
Dividends—affiliated	248

Total income	422,805

Expenses:
Investment advisory	84,292
Pricing	21,330
Professional	18,244
Custodian	13,370
Officer and Directors	8,658
Accounting services	5,164
Printing	2,803
Transfer agent	2,404
Miscellaneous	4,943

Total expenses excluding interest expense	161,208
Interest expense	10,575

Total expenses	171,783
Less fees waived by advisor	(114)

Total expenses after fees waived	171,669

Net investment income	251,136

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	1,417,217
Financial futures contracts	(59,780)
Options written	88,942
Swaps	(39,627)
Foreign currency transactions	34,826
Borrowed bonds	(11,654)

1,429,924

Net change in unrealized appreciation/depreciation on:
Investments	(2,558,142)
Financial futures contracts	(40,707)
Options written	(82,393)
Swaps	57,690
Foreign currency transactions	(10,946)

(2,634,498)

Total realized and unrealized loss	(1,204,574)

Net Decrease in Net Assets Resulting from Operations	$(953,438)

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$251,136	$663,748
Net realized gain	1,429,924	207,124
Net change in unrealized appreciation/depreciation	(2,634,498)	4,069,283

Net increase (decrease) in net assets resulting from operations	(953,438)	4,940,155

Dividends to Shareholders From:
Net investment income	—	(674,974)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(2,339,771)	(4,958,378)

Net Assets:
Total decrease in net assets	(3,293,209)	(693,197)
Beginning of period	31,497,955	32,191,152

End of period	$28,204,746	$31,497,955

Undistributed net investment income	$345,041	$93,905

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009		2008		2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.30		$9.79		$14.16		$13.76	$12.21	$11.95

Net investment income[1]	0.09		0.22		0.29		0.31	0.26	0.21
Net realized and unrealized gain (loss)	(0.48)		1.53		(4.35)		0.42	1.59	0.28

Net increase (decrease) from investment operations	(0.39)		1.75		(4.06)		0.73	1.85	0.49

Dividends from net investment income	—		(0.24)		(0.31)		(0.33)	(0.30)	(0.23)

Net asset value, end of period	$10.91		$11.30		$9.79		$14.16	$13.76	$12.21

Total Investment Return:[2]
Based on net asset value	(3.45)%	[3]	17.93%		(28.62)%		5.31%	15.14%	4.13%

Ratios to Average Net Assets:
Total expenses	1.12%	[4]	1.08%		0.92%		0.75%	0.78%	0.78%

Total expenses after fees waived	1.12%	[4]	1.07%		0.92%		0.75%	0.78%	0.78%

Total expenses after fees waived and excluding interest expense	1.05%	[4]	1.07%		0.90%		0.75%	0.78%	0.78%

Net investment income	1.64%	[4]	2.19%		2.37%		2.14%	2.03%	1.78%

Supplemental Data:
Net assets, end of period (000)	$28,205		$31,498		$32,191		$56,550	$66,680	$72,512

Portfolio turnover	335%	[5]	381%	[6]	344%	[7]	385%	112%	84%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 259%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 263%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 260%.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Balanced Capital V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be value at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”), including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Borrowed Bond Agreements: In a borrowed bond agreement, the Fund borrows securities from a third party, with the commitment that the securities will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to enable the Fund to settle short bond positions. To support the borrowing, the Fund’s prime broker or third party broker takes possession of collateral of securities or cash that will be released upon termination of the borrowing. The value of the underlying collateral securities or cash approximates the market value of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral in the possession of the Fund’s prime broker or third party broker is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default by the counterparty and the value of noncash collateral increases, the Fund’s amount of loss is the unrealized gain of the collateral. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

TBA Commitments: The Fund may enter into TBA commitments pursuant to which it agrees to purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for the mortgage-backed security. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA transactions with the intent to take possession of or deliver out the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Fund. For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Fund.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, financial futures contracts, foreign currency exchange contracts, swaps and written options), or certain borrowings (e.g., reverse repurchase agreements) the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, their exposure to certain risks such as credit risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund does not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are received as assets and any upfront fees received are recorded as liabilities and are amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund [enters] into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same principal amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party commits to pay interest in exchange for the total return (coupons plus capital gains/losses) of an underlying instrument or index. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of June 30, 2010
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and		and
	Liabilities		Liabilities
	Location	Value	Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value-unaffiliated**	$579,916	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value	$643,073

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts;	2,019

Credit contracts	Unrealized appreciation on swaps	272	Unrealized depreciation on swaps	27,327

Other contracts	Unrealized appreciation on swaps	4,085

Total		$586,292		$670,400

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.
**	Includes options purchased at value as reported in the Schedule of Investments.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended June 30, 2010
Net Realized Gain (Loss) from
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Interest rate contracts	$(59,780)	$3,447	$52,180	—

Foreign currency exchange contracts	—	—	—	$37,254

Credit contracts	—	(43,074)	$1,513	—

Total	$(59,780)	$(39,627)	$53,693	$37,254

Net Change in Unrealized Appreciation/Depreciation on
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Interest rate contracts	$(40,707)	$15,436	$(50,483)	—

Foreign currency exchange contracts	—	—	—	$(11,278)

Credit contracts	—	38,169	—	—

Other contracts	—	4,085	—	—

Total	$(40,707)	$57,690	$(50,483)	$(11,278)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:

Average number of contracts purchased	4

Average number of contracts sold	17

Average notional value of contracts purchased	$468,318

Average notional value of contracts sold	$3,352,352

Foreign currency exchange contracts:

Average number of contracts-US dollars purchased	2

Average number of contracts-US dollars sold	2

Average US dollar amounts purchased	$101,873

Average US dollar amounts sold	$121,941

Options:

Average number of contracts purchased	12

Average number of contracts sold	13

Average notional value of contracts purchased	$6,637,000

Average notional value of contracts sold	$5,054,000

Credit default swaps:

Average number of contracts-buy protection	30

Average notional value-buy protection	$772,500

Interest rate swaps:

Average number of contracts-pays fixed rate	26

Average number of contracts-receives fixed rate	25

Average notional value-pays fixed rate	$5,540,000

Average notional value-receives fixed rate	$6,250,000

Total return swaps:

Average number of contracts	1

Average notional value	$100,000

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.55% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock Financial Management, Inc. (“BFM”), both affiliates of the Manager. The Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $289 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective to July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Administrator. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2010, were $84,498,491 and $82,949,736, respectively.

Purchases and sales of US government securities for the six months ended June 30, 2010, were $23,711,346 and $24,386,308, respectively.

For the six months ended June 30, 2010, purchases and sales of mortgage dollar rolls were $24,394,438 and $24,435,973, respectively.

Transactions in options written for the six months ended June 30, 2010, were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts	Received	Contracts	Received

Outstanding options, beginning of period	2	$137,380	14	$149,709

Options written	9	105,987	5	106,505

Options closed	(1)	(59,869)	(9)	(69,393)

Options expired	(2)	(77,380)	(5)	(80,811)

Outstanding options, end of period	8	$106,118	5	$106,010

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

For the six months ended the Fund’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury rolls was approximately $2,775,000 and the daily weighted average interest rate was 0.77%.

6.  Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2011	$2,219,273

2016	679,294

2017	5,125,961

Total	$8,024,528

7.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	317	$3,769

Shares redeemed	(202,899)	(2,343,540)

Net decrease	(202,582)	$(2,339,771)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	8,776	$91,846

Shares issued to shareholders in reinvestment of dividends	60,368	674,974

Total issued	69,144	766,820

Shares redeemed	(569,940)	(5,725,198)

Net decrease	(500,796)	$(4,958,378)

9.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend on July 23, 2010 to Shareholders of record on July 21, 2010 as follows:

Dividend Per Share

Class I	$0.041512

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Basic Value V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2010, the Fund underperformed its benchmark, the Russell 1000 Value Index and the broad market S&P 500 Index. The following discussion of relative performance pertains to the Russell 1000 Value Index.

What factors influenced performance?

•	Stock selection in the energy and information technology (IT) sectors detracted from Fund performance during the period. The energy sector was pressured by the oil spill in the Gulf of Mexico, and our positions in Anadarko Petroleum Corp., Noble Corp. and Halliburton Co. had a negative impact on returns. Within IT, the Fund’s holdings in computers & peripherals and semiconductors & semiconductor equipment, such as LSI Corp., Hewlett-Packard Co. and Micron Technology Inc., did not produce the results we anticipated.

•	Also detracting from performance were the Fund’s aerospace & defense holdings and underweight positions in machinery and road & rail companies in the industrials sector; in financials, stock selection and underweights in commercial banks and real estate investment trusts; in health care, an overweight in pharmaceuticals; in materials, an overweight in metals & mining; and in the consumer staples sector, our positions in food product companies did not perform as anticipated.

•	Conversely, stock selection within telecommunication services (telecom) added to performance, led by the Fund’s position in Qwest Communications International, Inc. In utilities, the Fund benefited from stock selection and allocation decisions, in particular its underweight in electric utilities. In consumer discretionary, stock selection in the media and specialty retailers, including Viacom, Inc., Class B and Limited Brands Inc., added to performance. Lastly, holdings in The Travelers Cos., Inc., Lam Research Corp. and Xerox Corp., and our decision not to own Goldman Sachs Group, Inc., all contributed positively to performance.

Describe recent portfolio activity.

•	During the period, we increased the Fund’s exposure to financials, industrials and energy by adding to existing positions and we initiated new positions in Devon Energy Corp., Hess Corp., Marathon Oil Corp. and Occidental Petroleum Corp.

•	We reduced weightings in health care and consumer discretionary by trimming existing positions and selling CBS Corp., Gap Inc., Limited Brands, Inc., Time Warner, Inc. and Baxter International, Inc.

Describe Fund positioning at period end.

•	As of June 30, 2010, relative to the benchmark index, the Fund was overweight in IT, energy, industrials, telecom, consumer staples and materials and underweight in financials, healthcare, utilities and consumer discretionary.

•	For the remainder of 2010, we expect continued economic improvement, although not in a straight line. Despite strong cyclical tailwinds, some macroeconomic headwinds remain that warrant caution. Given this environment, Fund positioning at period end is more balanced. The Fund’s IT exposure gives it a cyclical posture, which is offset by more defensive positions in consumer staples. We favor a bias towards large-cap companies and globally exposed companies with the potential to benefit from the rapid growth of economies in emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equities that Fund management believes are undervalued.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This index is a subset of Russell 1000 Index that consists of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.
Performance Summary as of June 30, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[5]	(8.09)%	14.49%	0.08%	3.29%

Class II Shares[5]	(8.12)	14.38	(0.05)	3.13

Class III Shares[5]	(8.22)	14.34	(0.16)	3.03 [6]

S&P 500 Index	(6.65)	14.43	(0.79)	(1.59)

Russell 1000 Value Index	(5.12)	16.92	(1.64)	2.38

[5]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Fund Information as of June 30, 2010

Percent of
Investment Criteria	Long-Term Investments

Above-Average Yield	33%
Below-Average Price/Earnings Ratio	30
Low Price-to-Book Value	17
Price-to-Cash Flow	14
Special Situations	6

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Expense Ratio

Class I	$1,000	$919.10	$3.19	$1,000	$1,021.48	$3.36	0.67%

Class II	$1,000	$918.80	$3.90	$1,000	$1,020.73	$4.11	0.82%

Class III	$1,000	$917.80	$4.37	$1,000	$1,020.24	$4.61	0.92%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Above-Average Yield — 33.6%

Aerospace & Defense — 1.6%
Honeywell International, Inc.	173,600	$6,775,608

Capital Markets — 1.2%
The Bank of New York Mellon Corp.	220,434	5,442,515

Chemicals — 1.5%
E.I. du Pont de Nemours & Co.	189,500	6,554,805

Commercial Banks — 0.6%
U.S. Bancorp	117,600	2,628,360

Diversified Financial Services — 3.4%
JPMorgan Chase & Co.	403,476	14,771,256

Diversified Telecommunication Services — 2.2%
AT&T, Inc.	177,895	4,303,280
Verizon Communications, Inc.	186,600	5,228,532

		9,531,812

Electric Utilities — 1.4%
The Southern Co.	189,300	6,299,904

Food Products — 1.6%
General Mills, Inc.	202,400	7,189,248

Industrial Conglomerates — 3.9%
General Electric Co.	666,600	9,612,372
Tyco International Ltd.	204,600	7,208,058

		16,820,430

Metals & Mining — 1.3%
Alcoa, Inc. (a)	572,400	5,758,344

Multi-Utilities — 1.4%
Dominion Resources, Inc.	161,400	6,252,636

Oil, Gas & Consumable Fuels — 5.7%
Chevron Corp.	77,400	5,252,364
Exxon Mobil Corp.	299,400	17,086,758
Marathon Oil Corp.	89,400	2,779,446

		25,118,568

Pharmaceuticals — 5.7%
Bristol-Myers Squibb Co.	62,200	1,551,268
Eli Lilly & Co.	139,700	4,679,950
Johnson & Johnson	59,700	3,525,882
Merck & Co., Inc.	236,181	8,259,250
Pfizer, Inc.	485,720	6,926,367

		24,942,717

Software — 2.1%
Microsoft Corp.	388,700	8,943,987

Total Above-Average Yield		147,030,190

Below-Average Price/Earnings Ratio — 31.0%

Aerospace & Defense — 1.3%
Northrop Grumman Corp.	103,300	5,623,652

Capital Markets — 1.8%
Morgan Stanley	328,200	7,617,522

Computers & Peripherals — 1.6%
Hewlett-Packard Co.	163,131	7,060,310

Diversified Financial Services — 4.3%
Bank of America Corp.	754,344	10,839,923
Citigroup, Inc. (b)	2,129,600	8,007,296

		18,847,219

Energy Equipment & Services — 1.6%
Noble Corp.	226,300	6,994,933

Food Products — 6.2%
Kraft Foods, Inc.	475,733	13,320,524
Unilever NV — ADR	508,500	13,892,220

		27,212,744

Insurance — 8.3%
ACE Ltd.	159,100	8,190,468
MetLife, Inc.	177,600	6,706,176
Prudential Financial, Inc.	87,800	4,711,348
The Travelers Cos., Inc.	340,208	16,755,244

		36,363,236

Media — 2.7%
Viacom, Inc., Class B	380,200	11,926,874

Metals & Mining — 0.8%
Nucor Corp.	91,400	3,498,792

Office Electronics — 1.0%
Xerox Corp.	540,500	4,345,620

Oil, Gas & Consumable Fuels — 1.4%
Devon Energy Corp.	102,900	6,268,668

Total Below-Average Price/Earnings Ratio		135,759,570

Low Price-to-Book Value — 17.9%

Aerospace & Defense — 2.0%
Raytheon Co.	179,200	8,671,488

Commercial Banks — 1.0%
Wells Fargo & Co.	176,600	4,520,960

Construction & Engineering — 1.6%
Fluor Corp.	170,600	7,250,500

Energy Equipment & Services — 3.2%
Halliburton Co.	568,500	13,956,675

Household Products — 2.8%
Kimberly-Clark Corp.	199,500	12,095,685

Insurance — 0.3%
Hartford Financial Services Group, Inc.	59,400	1,314,522

Machinery — 0.7%
Deere & Co.	54,400	3,028,992

Media — 1.4%
Walt Disney Co.	198,800	6,262,200

Metals & Mining — 0.5%
United States Steel Corp. (a)	53,700	2,070,135

Semiconductors & Semiconductor Equipment — 4.4%
LSI Corp. (b)	2,862,700	13,168,420
Lam Research Corp. (b)	155,900	5,933,554

		19,101,974

Total Low Price-to-Book Value		78,273,131

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Price-to-Cash Flow — 14.1%

Diversified Telecommunication Services — 3.2%
Qwest Communications International, Inc.	2,650,700	$13,916,175

Food & Staples Retailing — 1.2%
The Kroger Co.	266,300	5,243,447

Health Care Providers & Services — 1.4%
UnitedHealth Group, Inc.	221,900	6,301,960

IT Services — 0.8%
The Western Union Co.	225,900	3,368,169

Media — 3.1%
Comcast Corp., Special Class A	368,600	6,056,098
Time Warner, Inc.	259,233	7,494,426

		13,550,524

Oil, Gas & Consumable Fuels — 3.5%
Hess Corp.	115,300	5,804,202
Occidental Petroleum Corp.	25,600	1,975,040
Peabody Energy Corp.	187,700	7,344,701

		15,123,943

Wireless Telecommunication Services — 0.9%
Sprint Nextel Corp. (b)	911,200	3,863,488

Total Price-to-Cash Flow		61,367,706

Special Situations — 6.1%

Health Care Equipment & Supplies — 0.4%
Covidien Plc	45,700	1,836,226

IT Services — 3.9%
International Business Machines Corp.	136,310	16,831,559

Semiconductors & Semiconductor Equipment — 1.8%
Intel Corp.	402,100	7,820,845

Total Special Situations		26,488,630

Total Long-Term Investments (Cost — $453,308,253) — 102.7%		448,919,227

	Beneficial
	Interest
Short-Term Securities	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.27% (c)(d)(e)	$1,786	1,785,900

Total Short-Term Securities (Cost — $1,785,900) — 0.4%		1,785,900

Total Investments (Cost — $455,094,153*) — 103.1%		450,705,127
Liabilities in Excess of Other Assets — (3.1)%		(13,423,228)

Net Assets — 100.0%		$437,281,899

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$476,470,007

Gross unrealized appreciation	$17,232,723
Gross unrealized depreciation	(42,997,603)

Net unrealized depreciation	$(25,764,880)

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/Beneficial		Shares/Beneficial
	Interest Held at		Interest Held at
	December 31,	Net	June 30,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, Tempfund, Institutional Class	—	— *	—	$1,793
BlackRock Liquidity Series, LLC Money Market Series	$19,171,844	$(17,385,944)	$1,785,900	$5,867

*	Represents net shares purchased/sold.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Schedule of Investments (concluded)

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$448,919,227	—	—	$448,919,227
Short-Term Securities	—	$1,785,900	—	1,785,900

Total	$448,919,227	$1,785,900	—	$450,705,127

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $1,712,014) (cost—$453,308,253)	$448,919,227
Investments at value—affiliated (cost—$1,785,900)	1,785,900
Capital shares sold receivable	2,506,272
Investments sold receivable	2,322,852
Dividends receivable	623,840
Dividends receivable—affiliated	644
Securities lending income receivable—affiliated	398
Prepaid expenses	53,751

Total assets	456,212,884

Liabilities:
Collateral on securities loaned, at value	1,785,900
Capital shares redeemed payable	15,118,787
Investments purchased payable	928,333
Bank overdraft.	795,461
Investment advisory payable	234,453
Distribution fees payable	5,824
Other affiliates payable	3,254
Officer’s and Directors’ fees payable	739
Other accrued expenses payable	58,234

Total liabilities	18,930,985

Net Assets	$437,281,899

Net Assets Consist of:
Paid-in capital	$568,444,507
Undistributed net investment income	4,725,945
Accumulated net realized loss	(131,499,527)
Net unrealized appreciation/depreciation	(4,389,026)

Net Assets	$437,281,899

Net Asset Value:
Class I—Based on net assets of $407,074,886 and 41,203,000 shares outstanding, 300 million shares authorized, $0.10 par value	$9.88

Class II—Based on net assets of $8,017,439 and 814,228 shares outstanding, 100 million shares authorized, $0.10 par value	$9.85

Class III—Based on net assets of $22,189,574 and 2,258,195 shares outstanding, 100 million shares authorized, $0.10 par value	$9.83

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends	$5,736,175
Foreign taxes withheld	(42,157)
Securities lending—affiliated	5,867
Dividends—affiliated	1,793

Total income	5,701,678

Expenses:
Investment advisory	1,524,300
Accounting services	72,225
Distribution—Class II	6,917
Distribution—Class III	30,383
Printing	32,304
Professional	31,416
Custodian	18,076
Officer and Directors	14,671
Transfer agent—Class I	2,363
Transfer agent—Class II	46
Transfer agent—Class III	121
Miscellaneous	13,377

Total expenses	1,746,199
Less fees waived by advisor	(1,003)

Total expenses after fees waived	1,745,196

Net investment income	3,956,482

Realized and Unrealized Gain (Loss):
Net realized gain from investments	9,667,707
Net change in unrealized appreciation/depreciation on investments	(53,109,125)

Total realized and unrealized loss	(43,441,418)

Net Decrease in Net Assets Resulting from Operations	$(39,484,936)

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$3,956,482	$9,269,517
Net realized gain (loss)	9,667,707	(64,422,956)
Net change in unrealized appreciation/depreciation	(53,109,125)	174,839,099

Net increase (decrease) in net assets resulting from operations	(39,484,936)	119,685,660

Dividends to Shareholders From:
Net investment income:
Class I	—	(8,695,626)
Class II	—	(165,340)
Class III	—	(363,058)

Decrease in net assets resulting from dividends to shareholders	—	(9,224,024)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(41,582,411)	(8,390,148)

Net Assets:
Total increase (decrease) in net assets	(81,067,347)	102,071,488
Beginning of period	518,349,246	416,277,758

End of period	$437,281,899	$518,349,246

Undistributed net investment income	$4,725,945	$769,463

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.75		$8.35	$13.86	$15.91	$14.77	$15.70

Net investment income[1]	0.09		0.20	0.24	0.23	0.24	0.19
Net realized and unrealized gain (loss)	(0.96)		2.40	(5.34)	0.07	2.97	0.27

Net increase (decrease) from investment operations	(0.87)		2.60	(5.10)	0.30	3.21	0.46

Dividends and distributions from:
Net investment income	—		(0.20)	(0.28)	(0.25)	(0.27)	(0.22)
Net realized gain	—		—	(0.13)	(2.10)	(1.80)	(1.17)

Total dividends and distributions	—		(0.20)	(0.41)	(2.35)	(2.07)	(1.39)

Net asset value, end of period	$9.88		$10.75	$8.35	$13.86	$15.91	$14.77

Total Investment Return:[2]
Based on net asset value	(8.09)%	[3]	31.14%	(36.77)%	1.82%	21.86%	2.94%

Ratios to Average Net Assets:
Total expenses	0.67%	[4]	0.68%	0.68%	0.67%	0.67%	0.67%

Total expenses after fees waived	0.67%	[4]	0.68%	0.68%	0.67%	0.67%	0.67%

Net investment income	1.57%	[4]	2.17%	2.08%	1.37%	1.53%	1.23%

Supplemental Data:
Net assets, end of period (000)	$407,075		$486,440	$391,301	$810,621	$969,759	$1,024,308

Portfolio turnover	31%		43%	49%	37%	25%	37%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Financial Highlights (continued)

	Class II
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.72		$8.33	$13.81	$15.86	$14.73	$15.66

Net investment income[1]	0.08		0.18	0.22	0.20	0.22	0.16
Net realized and unrealized gain (loss)	(0.95)		2.39	(5.32)	0.07	2.96	0.27

Net increase (decrease) from investment operations	(0.87)		2.57	(5.10)	0.27	3.18	0.43

Dividends and distributions from:
Net investment income	—		(0.18)	(0.25)	(0.22)	(0.25)	(0.19)
Net realized gain	—		—	(0.13)	(2.10)	(1.80)	(1.17)

Total dividends and distributions	—		(0.18)	(0.38)	(2.32)	(2.05)	(1.36)

Net asset value, end of period	$9.85		$10.72	$8.33	$13.81	$15.86	$14.73

Total Investment Return:[2]
Based on net asset value	(8.12)%	[3]	30.91%	(36.83)%	1.64%	21.67%	2.78%

Ratios to Average Net Assets:
Total expenses	0.82%	[4]	0.84%	0.83%	0.82%	0.82%	0.82%

Total expenses after fees waived	0.82%	[4]	0.84%	0.83%	0.82%	0.82%	0.82%

Net investment income	1.42%	[4]	2.03%	1.92%	1.22%	1.38%	1.08%

Supplemental Data:
Net assets, end of period (000)	$8,017		$9,611	$9,192	$20,427	$28,254	$30,552

Portfolio turnover	31%		43%	49%	37%	25%	37%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Financial Highlights (concluded)

	Class III
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.71		$8.32	$13.80	$15.86	$14.74	$15.69

Net investment income[1]	0.07		0.17	0.21	0.18	0.20	0.15
Net realized and unrealized gain (loss)	(0.95)		2.40	(5.30)	0.08	2.97	0.26

Net increase (decrease) from investment operations	(0.88)		2.57	(5.09)	0.26	3.17	0.41

Dividends and distributions from:
Net investment income	—		(0.18)	(0.26)	(0.22)	(0.25)	(0.19)
Net realized gain	—		—	(0.13)	(2.10)	(1.80)	(1.17)

Total dividends and distributions	—		(0.18)	(0.39)	(2.32)	(2.05)	(1.36)

Net asset value, end of period	$9.83		$10.71	$8.32	$13.80	$15.86	$14.74

Total Investment Return:[2]
Based on net asset value	(8.22)%	[3]	30.87%	(36.91)%	1.53%	21.59%	2.62%

Ratios to Average Net Assets:
Total expenses	0.92%	[4]	0.93%	0.93%	0.92%	0.92%	0.92%

Total expenses after fees waived	0.92%	[4]	0.93%	0.93%	0.92%	0.92%	0.92%

Net investment income	1.34%	[4]	1.91%	1.87%	1.12%	1.30%	0.98%

Supplemental Data:
Net assets, end of period (000)	$22,190		$22,298	$15,784	$23,265	$17,042	$6,211

Portfolio turnover	31%		43%	49%	37%	25%	37%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Basic Value V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.60% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $4,930 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments,

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Administrator. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

The Company received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown on the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned, at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2010, BIM received $1,431 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2010, were $156,568,634 and $171,134,427, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

5.  Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$29,000,868

2017	90,790,512

Total	$119,791,380

6.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	872,609	$9,354,630

Shares redeemed	(4,907,817)	(52,044,609)

Net decrease	(4,035,208)	$(42,689,979)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	4,886,061	$47,505,303

Shares issued to shareholders in reinvestment of dividends	810,927	8,695,626

Total issued	5,696,988	56,200,929

Shares redeemed	(7,327,219)	(64,384,209)

Net decrease	(1,630,231)	$(8,183,280)

Class II Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	4,951	$51,178

Shares redeemed	(86,838)	(936,994)

Net decrease	(81,887)	$(885,816)

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	5,752	$45,785

Shares issued to shareholders in reinvestment of dividends	15,493	165,340

Total issued	21,245	211,125

Shares redeemed	(228,790)	(2,061,624)

Net decrease	(207,545)	$(1,850,499)

Class III Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	601,000	$6,624,307

Shares redeemed	(425,181)	(4,630,923)

Net increase	175,819	$1,993,384

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	631,063	$5,595,576

Shares issued to shareholders in reinvestment of dividends	34,020	363,058

Total issued	665,083	5,958,634

Shares redeemed	(480,043)	(4,315,003)

Net increase	185,040	$1,643,631

8.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend on July 23, 2010 to Common Shareholders of record on July 21, 2010 as follows:

Dividend
Per Share

Class I	$0.01741

Class II	$0.01741

Class III	$0.01741

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Capital Appreciation V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	During the period, the Fund’s name was changed from the BlackRock Fundamental Growth V.I. Fund to the BlackRock Capital Appreciation V.I. Fund.

•	For the six-month period ended June 30, 2010, the Fund underperformed its benchmark index, the Russell 1000 Growth Index.

What factors influenced performance?

•	Stock selection in the financials sector negatively affected Fund performance during the period. The financial regulatory reform debate, which gathered momentum during the second quarter of 2010, adversely impacted select holdings (notably, Moody’s Corp. and JPMorgan Chase & Co.).

•	The Fund’s investment in the consumer staples sector also detracted from performance. Stock selection in the tobacco and beverages industries disappointed, with Philip Morris International, Inc. and The Coca-Cola Co. posting notable declines.

•	Conversely, sector allocation benefited performance during the period, as the Fund held overweights in the two top-performing major sectors—industrials and consumer discretionary—and underweights in the poor-performing materials and utilities sectors.

•	The Fund also generated outperformance from stock selection in the industrials sector, where we built a significant investment in transportation-related companies. Each of these companies, including truck engine manufacturer Cummins Inc. and Delta Air Lines, Inc., appreciated during the period as they continue to experience strong industry growth cycles.

•	In addition, stock selection in the computer hardware, software and internet software & services industries generated outperformance in the information technology (IT) sector.

Describe recent portfolio activity.

•	During the six-month period, we continued to position the Fund more opportunistically, with increases in the consumer discretionary and industrials sectors coming at the expense of the health care and consumer staples sectors.

Describe Fund positioning at period end.

•	At the end of June, the annual reconstitution of the Russell 1000 Growth Index resulted in significant changes to the Index sector weightings. At period-end, the Fund held notable overweight positions in the health care and IT sectors, and was underweight in energy and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Total Return Based on a $10,000 Investment

	BlackRock Capital	BlackRock Capital
	Appreciation V.I.	Appreciation V.I.
	Fund(2)-Class I	Fund(2)-Class III	S&P 500	Russell 1000
	Shares(1)	Shares(1)	Index(3)	Growth Index(4)
6/00	10000	10000	10000	10000
6/01	7731	7711	8517	6383
6/02	6167	6136	6985	4692
6/03	5837	5793	7002	4830
6/04	7101	7031	8341	5693
6/05	7333	7242	8868	5789
6/06	7997	7877	9633	6143
6/07	8862	8708	11617	7313
6/08	8931	8754	10093	6878
6/09	6600	6453	7447	5192
6/10	7567	7381	8521	5900

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]	The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average rates of growth earnings over the long term.

[3]	This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation.
Performance Summary as of June 30, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[5]	(7.92)%	14.66%	0.63%	(2.75)%

Class III Shares[5,6]	(8.02)	14.39	0.38	(2.99)

S&P 500 Index	(6.65)	14.43	(0.79)	(1.59)

Russell 1000 Growth Index	(7.65)	13.62	0.38	(5.14)

[5]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Fund Information as of June 30, 2010

Percent of
Sector Allocation	Long-Term Investments

Information Technology	35%
Consumer Discretionary	15
Industrials	15
Health Care	14
Consumer Staples	9
Energy	4
Financials	4
Materials	3
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Expense Ratio

Class I	$1,000	$920.80	$3.57	$1,000	$1,021.08	$3.76	0.75%

Class III	$1,000	$919.80	$0.40	$1,000	$1,020.04	$0.43	0.96%

[1]	For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown) for Class I and multiplied by 16/365 (to reflect the actual days in the period) for Class III.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Air Freight & Logistics — 2.0%
United Parcel Service, Inc., Class B	61,700	$3,510,113

Airlines — 2.7%
Delta Air Lines, Inc. (a)	295,600	3,473,300
UAL Corp. (a)(b)	61,500	1,264,440

		4,737,740

Beverages — 2.4%
The Coca-Cola Co.	82,700	4,144,924

Biotechnology — 1.0%
Amgen, Inc. (a)	34,100	1,793,660

Building Products — 0.4%
Masco Corp.	64,500	694,020

Chemicals — 0.8%
Ecolab, Inc.	32,300	1,450,593

Commercial Banks — 1.4%
Wells Fargo & Co.	95,700	2,449,920

Communications Equipment — 3.1%
Cisco Systems, Inc. (a)	155,000	3,303,050
F5 Networks, Inc. (a)	30,400	2,084,528

		5,387,578

Computers & Peripherals — 11.8%
Apple, Inc. (a)	44,300	11,142,779
Hewlett-Packard Co.	110,600	4,786,768
NetApp, Inc. (a)	93,200	3,477,292
Seagate Technology Holdings (a)	99,700	1,300,088

		20,706,927

Consumer Finance — 0.5%
American Express Co.	22,600	897,220

Diversified Financial Services — 2.2%
JPMorgan Chase & Co.	41,800	1,530,298
Moody’s Corp. (b)	121,800	2,426,256

		3,956,554

Energy Equipment & Services — 1.4%
Schlumberger Ltd.	45,800	2,534,572

Food & Staples Retailing — 3.1%
Wal-Mart Stores, Inc.	74,800	3,595,636
Whole Foods Market, Inc. (a)	51,500	1,855,030

		5,450,666

Health Care Equipment & Supplies — 1.5%
Zimmer Holdings, Inc. (a)	48,700	2,632,235

Health Care Providers & Services — 3.4%
Express Scripts, Inc. (a)	80,100	3,766,302
Lincare Holdings, Inc.	70,500	2,291,955

		6,058,257

Health Care Technology — 1.3%
Cerner Corp. (a)(b)	29,200	2,215,988

Hotels, Restaurants & Leisure — 5.0%
Ctrip.com International Ltd. — ADR (a)	38,400	1,442,304
Darden Restaurants, Inc.	34,900	1,355,865
Las Vegas Sands Corp. (a)	106,800	2,364,552
Starbucks Corp.	89,700	2,179,710
Starwood Hotels & Resorts Worldwide, Inc.	36,000	1,491,480

		8,833,911

Household Durables — 0.7%
Whirlpool Corp.	14,100	1,238,262

Household Products — 2.6%
The Procter & Gamble Co.	76,100	4,564,478

IT Services — 0.7%
Cognizant Technology Solutions Corp. (a)	25,600	1,281,536

Internet & Catalog Retail — 3.3%
Amazon.com, Inc. (a)	38,700	4,228,362
NetFlix, Inc. (a)	14,800	1,608,020

		5,836,382

Internet Software & Services — 3.4%
Baidu.com, Inc. — ADR (a)	34,600	2,355,568
Google, Inc., Class A (a)	8,300	3,693,085

		6,048,653

Life Sciences Tools & Services — 3.8%
Covance, Inc. (a)	60,000	3,079,200
Illumina, Inc. (a)	40,100	1,745,553
Life Technologies Corp. (a)	37,800	1,786,050

		6,610,803

Machinery — 8.3%
Cummins, Inc.	42,700	2,781,051
Danaher Corp.	126,800	4,706,816
Joy Global, Inc.	68,600	3,436,174
PACCAR, Inc.	92,100	3,672,027

		14,596,068

Media — 2.0%
CBS Corp., Class B	159,200	2,058,456
Comcast Corp., Class A	83,800	1,455,606

		3,514,062

Metals & Mining — 1.6%
Agnico-Eagle Mines Ltd.	13,000	790,140
Freeport-McMoRan Copper & Gold, Inc., Class B	15,300	904,689
United States Steel Corp. (b)	29,800	1,148,790

		2,843,619

Multiline Retail — 1.8%
Kohl’s Corp. (a)	65,100	3,092,250

Oil, Gas & Consumable Fuels — 2.9%
EOG Resources, Inc.	37,700	3,708,549
Massey Energy Co.	53,100	1,452,285

		5,160,834

Personal Products — 1.2%
Avon Products, Inc.	80,900	2,143,850

Pharmaceuticals — 3.2%
Abbott Laboratories	81,200	3,798,536
Teva Pharmaceutical Industries Ltd. — ADR	34,400	1,788,456

		5,586,992

Professional Services — 0.9%
Manpower, Inc.	37,600	1,623,568

Portfolio Abbreviations

ADR	American Depositary Receipts

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment — 5.6%
Altera Corp.	71,000	$1,761,510
Broadcom Corp., Class A	60,700	2,001,279
Cree, Inc. (a)	19,300	1,158,579
Intel Corp.	44,900	873,305
Lam Research Corp. (a)	51,100	1,944,866
Micron Technology, Inc. (a)	256,200	2,175,138

		9,914,677

Software — 9.7%
Check Point Software Technologies Ltd. (a)	85,100	2,508,748
Microsoft Corp.	351,100	8,078,811
Oracle Corp.	78,200	1,678,172
Salesforce.com, Inc. (a)	43,400	3,724,588
VMware, Inc. (a)	18,700	1,170,433

		17,160,752

Specialty Retail — 2.0%
CarMax, Inc. (a)	60,500	1,203,950
Home Depot, Inc.	79,600	2,234,372

		3,438,322

Wireless Telecommunication Services — 0.7%
NII Holdings, Inc. (a)	36,100	1,173,972

Total Long-Term Investments (Cost — $156,782,943) — 98.4%		173,283,958

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.16% (c)(d)	987,028	$987,028

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.27% (c)(d)(e)	$6,333	6,332,500

Total Short-Term Securities (Cost — $7,319,528) — 4.2%		7,319,528

Total Investments (Cost — $164,102,471*) — 102.6%		180,603,486
Liabilities in Excess of Other Assets — (2.6)%		(4,572,935)

Net Assets — 100.0%		$176,030,551

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$167,508,812

Gross unrealized appreciation	$19,279,497
Gross unrealized depreciation	(6,184,823)

Net unrealized appreciation	$13,094,674

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund, during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/Beneficial		Shares/Beneficial
	Interest Held at		Interest Held at
	December 31,	Net	June 30,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$9,761,409	(8,774,381)	987,028	$591
BlackRock Liquidity Series, LLC Money Market Series	$9,839,750	$(3,507,250)	$6,332,500	$8,733

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$173,283,958	—	—	$173,283,958
Short-Term Securities	987,028	$6,332,500	—	7,319,528

Total	$174,270,986	$6,332,500	—	$180,603,486

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $6,185,470) (cost—$156,782,943)	$173,283,958
Investments at value—affiliated (cost—$7,319,528)	7,319,528
Capital shares sold receivable	1,885,114
Dividends receivable	83,489
Prepaid expenses	23,101
Securities lending income receivable—affiliated	1,106

Total assets	182,596,296

Liabilities:
Collateral on securities loaned at value	6,332,500
Investment advisory fees payable	99,774
Capital shares redeemed payable	96,823
Other affiliates payable	1,744
Officer’s and Directors’ fees payable	544
Distribution fees payable	2
Other accrued expenses payable	34,358

Total liabilities	6,565,745

Net Assets	$176,030,551

Net Assets Consist of:
Paid-in capital	$182,990,330
Undistributed net investment income	215,905
Accumulated net realized loss	(23,677,812)
Net unrealized appreciation/depreciation	16,502,128

Net Assets	$176,030,551

Net Asset Value:
Class I—Based on net assets of $175,985,493 and 26,562,628 shares outstanding, 100 million shares authorized, $0.10 par value	$6.63

Class III—Based on net assets of $45,058 and 6,797 shares outstanding, 100 million shares authorized, $0.10 par value	$6.63

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends	$934,339
Foreign taxes withheld	(1,671)
Securities lending—affiliated	8,733
Dividends—affiliated	591

Total income	941,992

Expenses:
Investment advisory	634,040
Professional	21,564
Accounting services	26,016
Custodian	12,012
Printing	12,803
Officer and Directors	10,974
Transfer agent—Class I	2,507
Registration	1,375
Distribution—Class III	2
Miscellaneous	7,427

Total expenses	728,720
Less fees waived by advisor	(346)

Total expenses after fees waived	728,374

Net investment income	213,618

Realized and Unrealized Gain (Loss):
Net realized gain from investments	5,697,969

Net change in unrealized appreciation/depreciation on:
Investments	(21,093,096)
Foreign currency transactions	(376)

(21,093,472)

Total realized and unrealized loss	(15,395,503)

Net Decrease in Net Assets Resulting from Operations	$(15,181,885)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$213,618	$647,317
Net realized gain	5,697,969	5,703,278
Net change in unrealized appreciation/depreciation	(21,093,472)	47,227,326

Net increase (decrease) in net assets resulting from operations	(15,181,885)	53,577,921

Dividends to Shareholders From:
Net investment income:
Class I	—	(653,454)

Decrease in net assets resulting from dividends to shareholders	—	(653,454)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	(11,351,796)	57,703,679

Net Assets:
Total increase (decrease) in net assets	(26,533,681)	110,628,146
Beginning of period	202,564,232	91,936,086

End of period	$176,030,551	$202,564,232

Undistributed net investment income	$215,905	$2,287

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$7.20		$5.31	$8.75	$8.22	$7.91	$7.40

Net investment income[1]	0.01		0.03	0.03	0.02	0.05	0.04
Net realized and unrealized gain (loss)	(0.58)		1.88	(3.43)	1.56	0.31	0.51

Net increase (decrease) from investment operations	(0.57)		1.91	(3.40)	1.58	0.36	0.55

Dividends and distributions from:
Net investment income	—		(0.02)	(0.03)	(0.04)	(0.05)	(0.04)
Net realized gain	—		—	(0.01)	(1.01)	—	—

Total dividends and distributions	—		(0.02)	(0.04)	(1.05)	(0.05)	(0.04)

Net asset value, end of period	$6.63		$7.20	$5.31	$8.75	$8.22	$7.91

Total Investment Return:[2]
Based on net asset value	(7.92)%	[3]	36.01%	(38.84)%	19.08%	4.54%	7.49%

Ratios to Average Net Assets:
Total expenses	0.75%	[4]	0.78%	0.77%	0.79%	0.75%	0.76%

Total expenses after fees waived	0.75%	[4]	0.78%	0.77%	0.79%	0.75%	0.76%

Net investment income	0.22%	[4]	0.42%	0.40%	0.29%	0.58%	0.56%

Supplemental Data:
Net assets, end of period (000)	$175,985		$202,564	$91,936	$159,288	$114,681	$178,692

Portfolio turnover	34%		102%	141%	102%	69%	82%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Financial Highlights (concluded)

	Class III
	Period
	June 15, 2010[1]		For the Year Ended
	to June 30, 2010		December 31,
	(Unaudited)		2007[2]		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$7.11		$8.22		$7.92	$7.40

Net investment income (loss)[3]	—	[4]	0.01		0.05	0.04
Net realized and unrealized gain (loss)	(0.48)		1.55		0.30	0.52

Net increase (decrease) from investment operations	(0.48)		1.56		0.35	0.56

Dividends and distributions from:
Net investment income	—		(0.02)		(0.05)	(0.04)
Net realized gain	—		(1.01)		—	—

Total dividends and distributions	—		(1.03)		(0.05)	(0.04)

Net asset value, end of period	$6.63		$8.75		$8.22	$7.92

Total Investment Return:[5]
Based on net asset value	(6.75)%	[6]	18.84%		4.41%	7.63%

Ratios to Average Net Assets:
Total expenses	0.96%	[7]	1.01%		0.76%	0.76%

Total expenses after fees waived	0.96%	[7]	1.01%		0.76%	0.76%

Net investment income (loss)	(0.84)%	[7]	0.06%		0.57%	0.58%

Supplemental Data:
Net assets, end of period (000)	$45		—	[2]	$1	$1

Portfolio turnover	34%		102%		69%	82%

[1]	Recommencement of operations.

[2]	There were no Class III shares outstanding as of December 31, 2007 and during the years ended December 31, 2008 and December 31, 2009.

[3]	Based on average shares outstanding.

[4]	Amount is less than $(0.01) per share.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Capital Appreciation V.I. Fund (“the Fund”) (formerly BlackRock Fundamental Growth V.I. Fund), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. All Class III Shares were redeemed on December 31, 2007. Effective June 15, 2010, the Fund reissued Class III Shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (the “SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments,

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Under the applicable foreign tax laws a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.65% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding interest, taxes, brokerage fees and commissions, distribution fees imposed on Class III shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $1,861 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of Class III.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

The Company received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2010, BIM received $2,178 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2010, were $65,054,607 and $78,754,970, respectively.

4.  Borrowings:

The Company on behalf of the Fund, along with certain other funds managed by the Manager and

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

5.  Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$3,900,003

2017	22,069,437

Total	$25,969,440

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	649,429	$4,513,529

Shares redeemed	(2,201,601)	(15,912,619)

Net decrease	(1,552,172)	$(11,399,090)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	16,491,442	$93,098,814

Shares issued to shareholders in reinvestment of dividends	89,958	653,454

Total issued	16,581,400	93,752,268

Shares redeemed	(5,789,264)	(36,048,589)

Net increase	10,792,136	$57,703,679

Class III Shares
Period June 14, 2010[1] to June 30, 2010	Shares	Amount

Shares sold	6,810	$47,387

Shares redeemed	(13)	(93)

Net increase	6,797	$47,294

1 Recommencement of operations.

There were no Class III Shares issued or outstanding for the year ended December 31, 2009.

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend on July 23, 2010 to shareholders of record on July 21, 2010 as follows:

Dividends
Per Share

Class I	$0.000087

Class III	$0.000087

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Global Allocation V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed its Reference Benchmark for the six-month period, but outperformed the Financial Times Stock Exchange (FTSE) World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•	Detracting moderately from the Fund’s relative performance was stock selection in Japan and the United Kingdom, as well as overweight allocations and stock selection in Germany and Brazil. From a sector perspective, underweight allocations and stock selection in the consumer discretionary and industrials sectors detracted from performance, as did an overweight allocation and stock selection in energy and an underweight allocation to consumer staples.

•	Contributing favorably to the Fund’s relative performance was its overweight and stock selection in Canada and Singapore, as well as overweights in India and Malaysia. The Fund also benefited from stock selection in Taiwan and underweight allocations to Spain and Italy. From a sector perspective, the Fund’s stock selection in materials and health care was beneficial to returns, as were its underweight allocations and stock selection in financials and utilities. In addition, an overweight allocation and stock selection in telecommunication services (telecom) was additive.

Describe recent portfolio activity.

•	During the six-month period, the Fund’s overall equity allocation remained unchanged at 58% of net assets. Within equities, the Fund increased its weightings in North America and Asia, and decreased its weightings in Europe and Latin America. On a sector basis, the Fund increased its equity weightings in materials, information technology, utilities, consumer discretionary and telecom, and decreased its weightings in financials, health care, industrials and energy.

•	The Fund’s allocation to fixed income increased from 29% of net assets to 31% as increases in nominal US Treasuries, US dollar-denominated foreign corporate bonds and US corporate bonds were partially offset by decreases in US Treasury inflation-protected securities, Japanese government bonds and European convertible bonds. The Fund’s cash equivalents decreased from 13% of net assets to 11%.

Describe Fund positioning at period end.

•	Compared to its Reference Benchmark, the Fund ended the period underweight in equities, underweight in fixed income and, consequently, overweight in cash equivalents. Within the equity segment, the Fund is underweight in the United States and Europe and it is overweight in Asia and Latin America.

•	On a sector basis, the Fund is overweight in materials, telecom, energy and health care. The Fund’s sector underweights include financials, consumer discretionary, consumer staples, information technology, industrials and utilities.

•	As for currency exposure, the Fund is underweight in the euro, the Japanese yen, the British pound and the Australian dollar, the Fund maintains overweights in the US dollar, the Brazilian real, the Canadian dollar, the Russian ruble and several Asian currencies, including the Singapore dollar, the Malaysian ringgit and the Indian rupee.

•	The Fund’s period end cash and cash equivalents position was 11%. Over the course of the past six months, cash has helped mitigate portfolio volatility and served as a source of funds for new investments. Currently, the Fund is overweight in cash equivalents relative to its reference benchmark, partially to keep overall portfolio duration low.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Total Return Based on a $10,000 Investment

	BlackRock Global	BlackRock Global	BlackRock Global
	Allocation V.I.	Allocation V.I.	Allocation V.I.
	Fund(2)-Class I	Fund(2)-Class II	Fund(2)-Class III	FTSE World
	Shares(1)	Shares(1)	Shares(1)	Index(3)	Reference Benchmark(4)
6/00	10000	10000	10000	10000	10000
6/01	8290	8278	8269	8171	9038
6/02	8093	8069	8053	6994	8663
6/03	8794	8754	8728	6884	9119
6/04	10591	10566	10488	8589	10486
6/05	11851	11805	11700	9613	11395
6/06	13854	13781	13664	11386	12417
6/07	16322	16214	16056	14290	14387
6/08	17334	17191	17012	12970	14264
6/09	15073	14919	14756	9284	12173
6/10	16477	16288	16079	10363	13390

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class II shares and Class III shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II shares and Class III shares, respectively, are based on the performance of the Fund’s Class I shares. The returns for Class II and III shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III shares.

[2]	The Fund invests primarily in a portfolio of equity and fixed-income securities of US and foreign issuers.

[3]	This unmanaged market capitalization-weighted Index is comprised of nearly 2,000 equities from 24 countries in 12 regions, including the United States.

[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (excluding US); 24% BofA Merrill Lynch Current 5-Year US Treasury Bond Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Performance Summary as of June 30, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[1]	(4.56)%	9.31%	6.81%	5.12%

Class II Shares[1]	(4.63)	9.17	6.65	5.00	[6]

Class III Shares[1]	(4.69)	8.97	6.57	4.86	[6]

FTSE World Index	(9.66)	11.63	1.51	0.36

Reference Benchmark	(4.23)	9.99	3.28	2.96

US Stocks: S&P 500 Index[2]	(6.65)	14.43	(0.79)	(1.59)

Non-US Stocks: FTSE World Index (excluding US)[3]	(11.97)	9.43	3.45	2.26

US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Bond Index[4]	6.26	7.85	5.88	6.29

Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[5]	(3.34)	1.52	4.98	6.44

[1]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[2]	This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[3]	This unmanaged capitalization-weighted Index is comprised of 1,630 companies in 28 countries, excluding the United States.

[4]	This unmanaged Index is designed to track the total return of the current coupon five-year US Treasury bond.

[5]	This unmanaged market capitalization-weighted Index tracks 10 government bond indexes, excluding the United States.

[6]	The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based on the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

Past performance is not indicative of future results.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Fund Information as of June 30, 2010

	Percent of Fund’s		Reference Benchmark
Portfolio Information	Net Assets		Percentages[4]

US Equities	31%[1]		36%

European Equities	8	[1]	12

Asian-Pacific Equities	13	[1]	9

Other Equities	6	[1]	3

Total Equities	58	[2]	60

US Dollar Denominated Fixed Income Securities	22		24

US Issuers	15		—

Non-US Issuers	7		—

Non-US Dollar Denominated Fixed Income Securities	9		16

Total Fixed Income Securities	31		40

Cash & Cash Equivalents	11	[3]	—

[1]	Includes value of financial futures contracts.

[2]	Includes Preferred Stock.

[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500 Index; 24% FTSE World Index (excluding US) Equities; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
Actual	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Expense Ratio

Class I	$1,000	$954.40	$3.44	$1,000	$1,021.28	$3.56	0.71%

Class II	$1,000	$953.70	$4.17	$1,000	$1,020.54	$4.31	0.86%

Class III	$1,000	$953.10	$4.65	$1,000	$1,020.04	$4.81	0.96%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange contracts, as specified in Note 2 of the Notes to Consolidated Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 0.6%
BHP Billiton Ltd.	676,411	$21,042,869
CSL Ltd.	199,946	5,459,220
Newcrest Mining Ltd.	108,062	3,152,877
Rio Tinto Ltd.	46,124	2,536,564
Telstra Corp. Ltd.	1,151,638	3,139,078
Woodside Petroleum Ltd.	54,888	1,907,871

		37,238,479

Austria — 0.0%
Telekom Austria AG	126,066	1,401,830

Belgium — 0.1%
RHJ International (a)	637,000	4,718,679
RHJ International — ADR (a)(b)	40,600	303,348

		5,022,027

Brazil — 2.0%
All America Latina Logistica SA	325,050	2,540,973
Banco Itau Holding Financeira SA, Preference Shares	284,900	5,136,092
Banco Santander Brasil SA	245,100	2,525,684
Cia Brasileira, Class B (a)	7,744	270,504
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	314,868	10,998,575
Cia Energetica de Minas Gerais — ADR	113,395	1,663,505
Cosan Ltd. (a)	504,600	4,712,964
Cyrela Brazil Realty SA	634,600	6,905,010
Hypermarcas SA (a)	1,194,800	15,323,889
MRV Engenharia e Participacoes SA	591,100	4,175,360
NET Servicos de Comunicacao SA, Preference Shares (a)	256,000	2,406,825
Petroleo Brasileiro SA — ADR	1,258,740	37,510,452
SLC Agricola SA	511,900	3,771,895
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares	68,900	1,843,695
Vale SA, Preference ‘A’ Shares	382,300	8,090,781
Vivo Participacoes SA — ADR	418,000	10,834,560

		118,710,764

Canada — 3.1%
Agrium, Inc.	122,300	5,985,362
Alamos Gold, Inc.	385,400	5,911,965
BCE, Inc.	15,700	459,539
Barrick Gold Corp.	467,386	21,223,998
Canadian Natural Resources Ltd.	210,000	6,978,300
Canadian Pacific Railway Ltd.	96,093	5,152,507
Canadian Pacific Railway Ltd.	100,828	5,404,392
Cenovus Energy, Inc.	6,440	166,088
Daylight Energy Ltd.	522,230	4,380,737
Eldorado Gold Corp.	702,555	12,591,940
EnCana Corp.	6,440	195,390
Goldcorp, Inc.	537,168	23,554,817
Golden Star Resources Ltd. (a)	236,620	1,044,680
IAMGOLD Corp.	1,079,000	19,076,720
IAMGOLD, International African Mining Gold Corp.	295,221	5,205,296
Kinross Gold Corp.	287,605	4,915,169
Kinross Gold Corp.	1,035,180	17,697,878
New Gold, Inc. (a)	54,950	341,195
Potash Corp. of Saskatchewan, Inc.	25,770	2,222,405
Rogers Communications, Inc., Class B	23,300	761,236
Rogers Communications, Inc., Class B	116,900	3,829,644
Silver Wheaton Corp. (a)	330,000	6,633,000
Sino-Forest Corp. (a)	391,350	5,562,092
Suncor Energy, Inc.	115,660	3,403,906
TELUS Corp.	53,250	2,009,349
Talisman Energy, Inc.	94,780	1,433,430
Teck Resources Ltd., Class B	14,820	438,376
Thomson Reuters Corp.	6,700	240,061
Vittera, Inc. (a)	163,900	1,091,589
Yamaha Gold, Inc.	1,551,990	15,920,089

		183,831,150

Chile — 0.1%
Banco Santander Chile SA — ADR	42,300	2,837,907
Sociedad Quimica y Minera de Chile SA	60,100	1,959,861

		4,797,768

China — 0.6%
China BlueChemical Ltd.	3,843,600	2,152,088
China Communications Services Corp. Ltd.	39,000	19,032
China Huiyan Juice Group Ltd.	960,000	662,035
China Life Insurance Co. Ltd.	1,015,200	4,517,418
China Life Insurance Co. Ltd. — ADR (c)	70,649	4,606,315
China Pacific Insurance Group Co. Ltd.	427,100	1,708,532
China Shenhua Energy Co. Ltd., Class H	924,867	3,385,007
China South Locomotive and Rolling Corp.	1,178,800	811,410
China Unicom Ltd.	1,834,000	2,482,420
Dongfeng Motor Group Co. Ltd.	404,600	476,984
Guangshen Railway Co. Ltd.	4,255,000	1,486,291
Jiangsu Express	332,900	303,107

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	KRW	South Korean Won
AUD	Australian Dollar	MSCI	Morgan Stanley Capital International
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NZD	New Zealand Dollar
CHF	Swiss Frank	PLN	Polish Zloty
CNY	Chinese Yuan	SGD	Singapore Dollar
ETF	Exchange-Traded Fund	SPDR	Standard & Poor’s Depositary Receipts
EUR	Euro	THB	Thai Baht
GBP	British Pound	TRY	Turkish Lira
GDR	Global Depositary Receipts	TWD	Taiwan Dollar
HKD	Hong Kong Dollar	USD	US Dollar
HOLDRS	Holding Company Depositary Receipts	ZAR	South African Rand
JPY	Japanese Yen

See Notes to Consolidated Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

China (concluded)

Mindray Medical International Ltd. — ADR	37,800	$1,187,676
Ping An Insurance Group Co. of China Ltd.	302,918	2,503,278
Tianjin Port Development Holdings Ltd. (a)	19,527,800	4,313,374
Xiamen International Port Co. Ltd.	4,042,600	721,624
Zhongsheng Group Holdings Ltd. (a)	1,845,300	2,274,959

		33,611,550

Egypt — 0.1%
Telecom Egypt	1,665,979	4,522,904

Finland — 0.1%
Fortum Oyj	132,293	2,903,930
Nokia Oyj — ADR	58,300	475,145

		3,379,075

France — 0.7%
AXA SA	102,366	1,563,859
AXA SA — ADR	5,700	86,925
Cie Generale d’Optique Essilor International SA	169,811	10,091,017
France Telecom SA	408,872	7,091,867
Sanofi-Aventis	37,900	2,282,620
Sanofi-Aventis — ADR	6,167	185,380
Technip SA	20,700	1,187,269
Thales SA	47,200	1,523,812
Total SA	171,487	7,654,993
Total SA — ADR	215,200	9,606,528

		41,274,270

Germany — 0.2%
Allianz AG, Registered Shares	19,253	1,905,538
Bayer AG	60,550	3,383,627
Bayer AG — ADR	2,100	117,180
Bayerische Motoren Werke AG	26,100	1,267,851
Kabel Deutschland Holding AG (a)	21,200	606,633
Volkswagen AG, Preference Shares	63,332	5,557,435

		12,838,264

Hong Kong — 1.4%
Beijing Enterprises Holdings Ltd.	2,861,542	18,576,275
Chaoda Modern Agriculture Holdings Ltd.	10,729,998	10,610,254
Cheung Kong Holdings Ltd.	346,000	4,016,797
Cheung Kong Infrastructure Holdings Ltd.	460,500	1,712,039
China Dongxiang Group Co.	4,799,576	3,199,068
China Mobile Ltd.	1,139,500	11,443,437
China Telecom Corp., Ltd.	4,750,000	2,293,596
Denway Motors Ltd.	6,243,500	2,958,625
Hutchison Whampoa Ltd.	605,943	3,758,498
The Link Real Estate Investment Trust	3,650,746	9,095,336
Ports Design Ltd.	13,000	33,389
Shougang Concord International Enterprises Co. Ltd.	6,220,500	886,714
Sinopharm Group Co.	604,800	2,232,981
Tianjin Development Holdings Ltd.	12,224,207	7,434,458
Wharf Holdings Ltd.	830,537	4,069,012

		82,320,479

India — 0.8%
Adani Power Ltd. (a)	1,392,399	3,780,845
Bharat Heavy Electricals Ltd.	204,900	10,795,496
Container Corp. of India	45,100	1,304,734
Hindustan Lever Ltd.	365,400	2,100,635
Housing Development Finance Corp.	146,194	9,213,121
Larsen & Toubro Ltd.	102,900	3,979,925
Reliance Industries Ltd.	380,000	8,843,934
State Bank of India Ltd.	152,250	7,482,920

		47,501,610

Indonesia — 0.1%
Bumi Resources Tbk PT	13,350,036	2,725,561
Telekomunikasi Indonesia Tbk PT	5,750,800	4,874,457

		7,600,018

Ireland — 0.1%
Accenture Plc	12,228	472,612
Covidien Plc	92,178	3,703,712
Ingersoll-Rand Plc	12,200	420,778
Warner Chilcott Plc, Class A (a)	15,000	342,750

		4,939,852

Israel — 0.2%
AFI Development Plc — GDR (a)	313,400	510,842
Teva Pharmaceutical Industries Ltd. — ADR	191,015	9,930,870

		10,441,712

Italy — 0.0%
Assicurazioni Generali SpA	44,900	782,934
Intesa Sanpaolo SpA	638,500	1,681,619

		2,464,553

Japan — 5.8%
Aisin Seiki Co., Ltd.	100,600	2,708,409
Astellas Pharma, Inc.	89,000	2,982,008
The Bank of Kyoto Ltd.	154,500	1,271,900
Canon, Inc.	235,409	8,773,564
Coca-Cola Central Japan Co., Ltd.	84,997	1,089,105
Coca-Cola West Holdings Co., Ltd.	198,295	3,276,548
Daihatsu Motor Co., Ltd.	218,600	2,034,580
Daikin Industries Ltd.	21,200	646,395
Daiwa House Industry Co., Ltd.	309,400	2,783,412
Denso Corp.	133,400	3,687,030
East Japan Railway Co.	182,775	12,170,177
Fanuc Ltd.	30,150	3,404,615
Fuji Heavy Industries Ltd. (a)	854,000	4,574,946
Fujitsu Ltd.	196,700	1,229,537
Futaba Industrial Co., Ltd. (a)	208,500	1,566,803
Hitachi Chemical Co., Ltd.	180,100	3,345,923
Hokkaido Coca-Cola Bottling Co., Ltd.	71,300	343,537
Honda Motor Co., Ltd.	218,831	6,427,689
Hoya Corp.	343,818	7,315,648
JGC Corp.	355,000	5,386,850
KDDI Corp.	2,398	11,430,511
Kinden Corp.	234,000	1,992,607
Kirin Holdings Co., Ltd.	466,700	5,875,560
Kubota Corp.	1,183,939	9,081,173
Kuraray Co., Ltd.	256,100	3,004,457
Kyowa Hakko Kirin Co. Ltd.	287,300	2,724,679
Mikuni Coca-Cola Bottling Co., Ltd.	152,100	1,214,044
Mitsubishi Corp.	807,900	16,714,192
Mitsubishi Tanabe Pharma Corp.	155,000	2,361,597
Mitsubishi UFJ Financial Group, Inc.	1,275,100	5,789,856
Mitsui & Co., Ltd.	954,165	11,131,086
Mitsui OSK Lines Ltd.	461,700	3,052,606
Mitsui Sumitomo Insurance Group Holdings, Inc.	623,340	13,341,553
Murata Manufacturing Co., Ltd.	100,500	4,792,653
NGK Insulators Ltd.	111,400	1,735,059

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (concluded)

NKSJ Holdings, Inc. (a)	1,142,910	$6,838,199
NTT DoCoMo, Inc.	11,460	17,353,760
NTT Urban Development Co.	1,538	1,221,852
Nintendo Co., Ltd.	10,900	3,200,340
Nippon Electric Glass Co.	127,600	1,461,599
Nippon Telegraph & Telephone Corp.	147,100	5,992,249
Nomura Holdings, Inc.	590,700	3,227,280
Okumura Corp.	926,500	3,389,463
Rinnai Corp.	59,269	3,042,266
Rohm Co., Ltd.	64,700	3,885,181
Sekisui House Ltd.	819,000	7,004,506
Seven & I Holdings Co., Ltd.	400,155	9,168,067
Shimachu Co., Ltd.	45,800	833,574
Shin-Etsu Chemical Co., Ltd.	269,681	12,538,870
Shionogi & Co., Ltd.	204,500	4,239,636
Sony Corp. — ADR	11,100	296,148
Sony Financial Holdings, Inc.	400	1,334,303
Sumitomo Chemical Co., Ltd.	3,716,600	14,383,900
Sumitomo Electric Industries Ltd.	255,500	2,977,579
Sumitomo Mitsui Financial Group, Inc.	148,800	4,211,392
Suzuki Motor Corp.	596,578	11,708,091
TDK Corp.	52,300	2,861,973
Tadano Ltd.	98,500	482,409
Terumo Corp.	58,300	2,791,965
Toda Corp.	880,300	2,831,646
Toho Co., Ltd.	229,144	3,798,889
Tokio Marine Holdings, Inc.	664,193	17,461,533
Tokyo Gas Co., Ltd.	1,731,927	7,906,492
Toyota Industries Corp.	323,025	8,197,112
Toyota Motor Corp.	141,300	4,854,878
Ube Industries Ltd.	1,347,600	3,186,323
West Japan Railway Co.	940	3,437,457

		345,379,241

Kazakhstan — 0.2%
KazMunaiGas Exploration Production — GDR	525,900	9,781,740

Luxembourg — 0.0%
Millicom International Cellular SA	5,100	413,457

Malaysia — 0.4%
Axiata Group Bhd (a)	2,187,825	2,631,488
British American Tobacco Malaysia Bhd	167,200	2,260,837
IOI Corp. Bhd	810,905	1,249,791
PLUS Expressways Bhd	3,533,908	3,708,084
Telekom Malaysia Bhd	1,434,000	1,478,814
Tenaga Nasional Bhd	1,353,203	3,505,522
YTL Power International	10,010,752	6,818,895

		21,653,431

Mexico — 0.2%
America Movil, SA de CV — ADR	171,200	8,132,000
Fomento Economico Mexicano, SA de CV — ADR	41,400	1,786,410

		9,918,410

Netherlands — 0.1%
Koninklijke KPN NV	239,069	3,047,303
Koninklijke Philips Electronics NV	126,300	3,771,588
Koninklijke Philips Electronics NV, New York Registered Shares	23,800	710,192
Unilever NV — ADR	51,900	1,417,908

		8,946,991

Norway — 0.1%
DnB NOR ASA	163,800	1,575,461
Statoil ASA	261,100	5,030,046

		6,605,507

Philippines — 0.0%
Philippine Long Distance Telephone Co. — ADR	53,200	2,711,604

Poland — 0.0%
Powszechny Zaklad Ubezpieczen SA	16,300	1,681,725

Russia — 1.0%
Kuzbassrazrezugol (a)	3,353,475	1,207,251
LSR Group — GDR (a)(b)	1,026,600	7,802,160
MMC Norilsk Nickel — ADR	186,817	2,712,583
Magnitogorsk Iron & Steel Works — GDR	224,500	2,085,605
Novorossiysk Commercial Sea Port — GDR	553,500	6,088,500
OAO Rosneft Oil Co. — GDR (a)	285,700	1,765,626
Polyus Gold Co. ZAO — ADR	424,600	11,676,500
RusHydro — ADR (a)	2,927,272	14,314,360
Sberbank	3,167,900	7,729,676
Uralkali — GDR	7,100	127,942
VimpelCom Ltd. — ADR (a)	342,500	5,541,650

		61,051,853

Singapore — 0.8%
CapitaLand Ltd.	1,315,250	3,353,813
DBS Group Holdings Ltd.	304,170	2,951,936
Fraser and Neave Ltd.	1,365,000	4,991,442
K-Green Trust (a)	209,100	156,904
Keppel Corp. Ltd.	1,102,100	6,653,995
MobileOne Ltd.	1,345,830	2,048,355
Noble Group Ltd.	1,115,171	1,347,890
Oversea-Chinese Banking Corp.	1,284,800	8,090,535
Parkway Holdings Ltd.	2,174,300	5,502,685
Parkway Life Real Estate Investment Trust	58,300	56,436
Sembcorp Marine Ltd.	727,900	1,989,147
Singapore Press Holdings Ltd.	762,240	2,051,815
Singapore Telecommunications Ltd.	3,385,330	7,318,793
United Overseas Bank Ltd.	169,300	2,355,279

		48,869,025

South Africa — 0.1%
Anglo Platinum Ltd. (a)	7,727	728,983
Gold Fields Ltd. — ADR	96,950	1,296,222
Impala Platinum Holdings Ltd.	27,500	640,037
Katanga Mining Ltd. (a)	894,288	546,040
Life Healthcare Group Holdings Ltd. (a)	1,268,700	2,239,855
Sasol Ltd.	7,300	259,337

		5,710,474

South Korea — 0.8%
Cheil Industries, Inc.	27,053	2,073,066
Korean Reinsurance Co.	41,008	320,956
KT Corp.	13,900	513,296
KT Corp. — ADR	348,790	6,686,304
KT&G Corp.	101,641	4,996,760
LG Corp.	51,900	2,776,871
LG Display Co. Ltd.	89,200	2,933,783
Mando Corp. (a)	7,800	718,106
Meritz Fire & Marine Insurance Co. Ltd.	38,122	240,435
POSCO	10,687	4,049,420

See Notes to Consolidated Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

South Korea (concluded)

POSCO — ADR	39,580	$3,733,186
Paradise Co. Ltd.	179,018	484,530
SK Telecom Co., Ltd.	41,720	5,467,586
Samsung Electronics Co., Ltd.	18,560	11,641,096
Samsung Fine Chemicals Co., Ltd.	70,400	3,665,710

		50,301,105

Spain — 0.1%
Telefonica SA	236,982	4,390,028
Telefonica SA — ADR	32,500	1,804,725

		6,194,753

Switzerland — 0.9%
Credit Suisse Group AG	100,955	3,795,629
Credit Suisse Group AG	14,900	557,707
Garmin Ltd. (c)	14,527	423,898
Nestle SA, Registered Shares	340,320	16,409,833
Noble Corp.	14,165	437,840
Novartis AG, Registered Shares	128,232	6,214,524
Roche Holding AG	43,280	5,957,133
Transocean Ltd. (a)	78,886	3,654,788
Tyco Electronics Ltd.	49,741	1,262,427
Tyco International Ltd.	48,865	1,721,514
UBS AG	327,100	4,333,361
Weatherford International Ltd. (a)	167,320	2,198,585
Zurich Financial Services AG	22,138	4,879,517

		51,846,756

Taiwan — 0.7%
Asustek Computer, Inc.	159,449	1,174,517
Catcher Technology Co. Ltd.	363,600	784,303
Cheng Shin Rubber Industry Co. Ltd.	870,000	1,760,958
Chunghwa Telecom Co., Ltd.	1,705,639	3,377,285
Chunghwa Telecom Co., Ltd. — ADR	357,673	7,042,581
Compal Electronics, Inc.	835,000	994,488
Delta Electronics, Inc.	1,990,141	6,352,838
Far EasTone Telecommunications Co., Ltd.	2,425,000	2,990,221
HON HAI Precision Industry Co., Ltd. (a)	765,637	2,683,690
HTC Corp.	528,550	7,019,201
MediaTek, Inc.	171,000	2,386,780
Pegatron Corp. (a)	429,159	401,358
Taiwan Cement Corp.	147,000	123,944
Taiwan Semiconductor Manufacturing Co., Ltd.	4,172,115	7,797,866

		44,890,030

Thailand — 0.2%
Hana Microelectronics Pcl	1,627,138	1,356,367
PTT Chemical Pcl	323,279	1,047,987
PTT Public Company THB10	495,292	3,761,711
Siam Commercial Bank Pcl	1,931,568	4,845,320

		11,011,385

Turkey — 0.3%
BIM Birlesik Magazalar AS	129,700	3,594,714
Tupas Turkiye Petrol Rafine	165,515	3,002,338
Turk Telekomunikasyon AS	938,258	2,995,253
Turkcell Iletisim Hizmet AS	403,617	2,093,442
Turkiye Garanti Bankasi AS	1,202,762	5,005,455

		16,691,202

United Kingdom — 1.7%
Anglo American Plc (a)	204,700	7,132,801
Antofagasta Plc	290,300	3,377,533
AstraZeneca Group Plc — ADR	14,600	688,098
BG Group Plc	748,900	11,138,258
BP Plc (a)	863,368	4,133,082
BP Plc — ADR (a)	26,900	776,872
BT Group Plc	743,000	1,434,209
British American Tobacco Plc	105,283	3,341,237
Diageo Plc — ADR	209,969	13,173,455
Ensco International Plc — ADR	10,400	408,512
GlaxoSmithKline Plc — ADR	15,000	510,150
Guinness Peat Group Plc	5,706,661	2,570,088
HSBC Holdings Plc	1,462,174	13,357,973
HSBC Holdings Plc — ADR	73,800	3,364,542
HSBC Holdings Plc, Hong Kong Registered	338,000	3,153,463
International Power Plc	461,800	2,062,849
Lloyds TSB Group Plc (a)	5,250,258	4,144,903
National Grid Plc	839,100	6,126,234
Prudential Plc	103,400	779,905
Royal Dutch Shell Plc — ADR	50,414	2,531,791
Shire Pharmaceuticals Plc — ADR	4,300	263,934
Standard Chartered Plc	130,600	3,180,161
Unilever Plc	110,291	2,948,298
Unilever Plc — ADR	34,300	916,839
Vodafone Group Plc	3,315,618	6,831,797
Vodafone Group Plc — ADR	219,080	4,528,383

		102,875,367

United States — 27.8%
3M Co.	116,323	9,188,354
ACE Ltd.	319,147	16,429,688
The AES Corp. (a)	127,064	1,174,071
AOL, Inc. (a)	7,834	162,869
AT&T Inc.	1,367,592	33,082,050
Abbott Laboratories	299,367	14,004,388
Advance Auto Parts, Inc.	9,819	492,717
Advanced Micro Devices, Inc. (a)	563,000	4,121,160
Aetna, Inc.	336,908	8,887,633
Agilent Technologies, Inc. (a)	109,100	3,101,713
Allergan, Inc.	8,400	489,384
Alliance Resource Partners LP	60,866	2,737,144
The Allstate Corp.	74,011	2,126,336
Altria Group, Inc.	287,004	5,751,560
Amdocs Ltd. (a)	14,289	383,660
American Commercial Lines, Inc. (a)	107,919	2,429,257
American Tower Corp., Class A (a)	126,200	5,615,900
American Water Works Co, Inc.	115,620	2,381,772
AmerisourceBergen Corp.	101,963	3,237,325
Amgen, Inc. (a)	142,141	7,476,617
Amphenol Corp., Class A	19,679	772,991
Anadarko Petroleum Corp.	170,484	6,152,768
Analog Devices, Inc.	34,287	955,236
Apache Corp.	95,180	8,013,204
Apple, Inc. (a)	168,022	42,262,574
Arch Capital Group Ltd. (a)	46,458	3,461,121
Ascent Media Corp., Class A (a)	479	12,100
Axis Capital Holdings Ltd.	2,900	86,188
BMC Software, Inc. (a)	21,609	748,320
Bank of America Corp.	1,925,364	27,667,481
The Bank of New York Mellon Corp.	600,859	14,835,209
Baxter International, Inc.	51,838	2,106,696
Biogen Idec, Inc. (a)	10,099	479,198
Boeing Co.	192,500	12,079,375
Boston Scientific Corp. (a)	390,634	2,265,677
Bristol-Myers Squibb Co.	1,778,099	44,345,789
Broadcom Corp., Class A	66,107	2,179,548

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)

Bunge Ltd.	92,188	$4,534,728
CA, Inc.	478,487	8,804,161
CF Industries Holdings, Inc.	141,786	8,996,322
CMS Energy Corp.	107,377	1,573,073
CNA Financial Corp. (a)	2,300	58,788
CNH Global NV	19,500	441,675
CVS Caremark Corp.	242,010	7,095,733
Cablevision Systems Corp., Class A	18,300	439,383
Capital One Financial Corp.	10,500	423,150
Cardinal Health, Inc.	12,317	413,974
CareFusion Corp. (a)	16,436	373,097
CenturyTel, Inc.	88,830	2,958,927
Cephalon, Inc. (a)	6,300	357,525
Check Point Software Technologies Ltd. (a)	15,900	468,732
Chesapeake Energy Corp.	132,265	2,770,952
Chevron Corp.	426,240	28,924,646
Chubb Corp.	120,078	6,005,101
Cigna Corp.	135,159	4,198,039
Cimarex Energy Co.	7,700	551,166
Cisco Systems, Inc. (a)	813,568	17,337,134
Citigroup, Inc. (a)	4,193,497	15,767,549
The Coca-Cola Co.	87,141	4,367,507
Cognizant Technology Solutions Corp. (a)	33,779	1,690,977
Colgate-Palmolive Co.	99,831	7,862,690
Comcast Corp., Class A	943,251	16,384,270
Comerica, Inc.	12,797	471,313
Complete Production Services, Inc. (a)	193,513	2,767,236
Computer Sciences Corp.	29,383	1,329,581
Comverse Technology, Inc. (a)	384,715	3,000,777
ConAgra Foods, Inc.	82,144	1,915,598
ConocoPhillips	324,313	15,920,525
Consol Energy, Inc.	453,983	15,326,466
Constellation Brands, Inc., Class A (a)	61,530	961,099
Constellation Energy Group, Inc.	12,300	396,675
Corning, Inc.	909,726	14,692,075
Crown Holdings, Inc. (a)	91,987	2,303,354
DIRECTV, Class A (a)	131	4,444
DISH Network Corp.	92,415	1,677,332
DTE Energy Co.	9,600	437,856
Darden Restaurants, Inc.	10,000	388,500
DaVita, Inc. (a)	87,941	5,491,036
Dell, Inc. (a)	846,332	10,206,764
Devon Energy Corp.	156,881	9,557,190
Discover Financial Services, Inc.	550	7,689
Discovery Communications, Inc., Class A (a)	4,813	171,872
Discovery Communications, Inc., Class C (a)	4,895	151,402
Dollar Tree, Inc. (a)	12,900	537,027
The Dow Chemical Co.	324,781	7,703,805
Dr. Pepper Snapple Group, Inc.	57,174	2,137,736
E.I. du Pont de Nemours & Co.	227,556	7,871,162
EMC Corp. (a)	382,931	7,007,637
EXCO Resources, Inc.	570,153	8,329,935
Eastman Chemical Co.	6,500	346,840
Eaton Corp.	6,730	440,411
eBay, Inc. (a)	167,478	3,284,244
El Paso Corp.	1,055,548	11,727,138
Electronic Arts, Inc. (a)	269,250	3,877,200
Eli Lilly & Co.	106,827	3,578,704
Endo Pharmaceuticals Holdings, Inc. (a)	28,457	620,932
Endurance Specialty Holdings Ltd.	133,008	4,991,790
Entergy Corp.	71,487	5,119,899
Everest Re Group Ltd.	25,967	1,836,386
Exelon Corp.	108,496	4,119,593
Expedia, Inc.	18,200	341,796
Extreme Networks, Inc. (a)	10,021	27,057
Exxon Mobil Corp.	1,071,292	61,138,627
FMC Corp.	236,269	13,568,929
Family Dollar Stores, Inc.	6,752	254,483
Fidelity National Information Services, Inc.	35,465	951,171
Fidelity National Title Group, Inc., Class A	572,105	7,431,644
Fluor Corp.	4,400	187,000
Forest Laboratories, Inc. (a)	41,822	1,147,177
Freeport-McMoRan Copper & Gold, Inc., Class B	100,104	5,919,150
The Gap, Inc.	19,117	372,017
General Communication, Inc., Class A (a)	17,105	129,827
General Electric Co.	2,198,235	31,698,549
General Mills, Inc.	119,794	4,255,083
Genzyme Corp. (a)	147,363	7,481,619
Gilead Sciences, Inc. (a)	204,800	7,020,544
Global Industries Ltd. (a)	732,528	3,289,051
The Goldman Sachs Group, Inc.	70,100	9,202,027
Google, Inc., Class A (a)	37,703	16,775,950
H.J. Heinz Co.	60,102	2,597,608
Halliburton Co.	215,817	5,298,307
Hanesbrands, Inc. (a)	7,587	182,543
Harris Corp.	15,248	635,079
Hartford Financial Services Group, Inc.	75,347	1,667,429
HealthSouth Corp. (a)	138,529	2,591,878
Hess Corp.	96,594	4,862,542
Hewitt Associates, Inc., Class A (a)	10,347	356,558
Hewlett-Packard Co.	419,672	18,163,404
Hologic, Inc. (a)	610,642	8,506,243
Hospira, Inc. (a)	8,375	481,144
Humana, Inc. (a)	123,799	5,653,900
ITT Corp.	7,493	336,586
Intel Corp.	696,202	13,541,129
International Business Machines Corp.	321,357	39,681,162
International Game Technology	270,670	4,249,519
International Paper Co.	81,392	1,841,901
Intuit, Inc. (a)	13,223	459,764
JDS Uniphase Corp. (a)	45,189	444,660
JPMorgan Chase & Co.	959,761	35,136,850
Johnson & Johnson	666,102	39,339,984
KBR, Inc.	140,415	2,856,041
Kimberly-Clark Corp.	6,000	363,780
King Pharmaceuticals, Inc. (a)	42,912	325,702
Kraft Foods, Inc.	451,626	12,645,528
L-3 Communications Holdings, Inc.	1,800	127,512
LSI Corp. (a)	33,101	152,265
Lexmark International, Inc., Class A (a)(c)	127,763	4,220,012
Liberty Global, Inc. (a)	18,900	491,211
Liberty Media Corp. — Starz, Series A (a)	13	674
Liberty Media Holding Corp. — Capital (a)	8	335

See Notes to Consolidated Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)

Liberty Media Holding Corp. — Interactive (a)	7,000	$73,500
Life Technologies Corp. (a)	97,128	4,589,298
Limited Brands, Inc.	17,600	388,432
Lockheed Martin Corp.	135,199	10,072,325
Lorillard, Inc.	32,900	2,368,142
Lubrizol Corp.	5,743	461,220
MEMC Electronic Materials, Inc. (a)	25,201	248,986
Marathon Oil Corp.	338,832	10,534,287
Marco Polo Investment Holdings Ltd. (a)	263	—
Mattel, Inc.	225,820	4,778,351
McDermott International, Inc. (a)	461,518	9,996,480
McDonald’s Corp.	97,300	6,409,151
The McGraw-Hill Cos., Inc.	7,400	208,236
McKesson Corp.	86,886	5,835,264
Mead Johnson Nutrition Co.	185,318	9,288,138
MeadWestvaco Corp.	20,463	454,279

Medco Health Solutions, Inc. (a)	158,118	8,709,139
Medtronic, Inc.	366,200	13,282,074
Merck & Co, Inc.	710,255	24,837,617
MetLife, Inc.	89,999	3,398,362
Mettler Toledo International, Inc. (a)	18,997	2,120,635
Microsoft Corp.	2,083,782	47,947,824
Molson Coors Brewing Co., Class B	10,100	427,836
Morgan Stanley	421,653	9,786,566
Motorola, Inc. (a)	691,038	4,505,568
Murphy Oil Corp.	39,426	1,953,558
Mylan, Inc. (a)(c)	21,200	361,248
NCB Holdings Ltd. (a)	2,150	—
NII Holdings, Inc. (a)	12,900	419,508
NRG Energy, Inc. (a)	58,350	1,237,603
Nabors Industries Ltd. (a)	47,064	829,268
National Oilwell Varco, Inc.	250,243	8,275,536
National Semiconductor Corp.	29,213	393,207
Newmont Mining Corp.	369,082	22,787,123
News Corp., Class A	329,610	3,942,136
NextEra Energy, Inc.	173,456	8,457,715
Northern Trust Corp.	232,389	10,852,566
Northrop Grumman Corp.	120,188	6,543,035
Novell, Inc. (a)	80,069	454,792
Occidental Petroleum Corp.	158,533	12,230,821
Oracle Corp.	757,532	16,256,637
PPG Industries, Inc.	6,300	380,583
PPL Corp.	258,030	6,437,848
Pall Corp.	30,200	1,037,974
Parker Hannifin Corp.	7,248	401,974
PartnerRe Ltd.	26,557	1,862,708
PerkinElmer, Inc.	104,343	2,156,770
Perrigo Co.	105,200	6,214,164
Pfizer, Inc.	1,826,799	26,050,154
PharMerica Corp. (a)	2,658	38,966
Philip Morris International, Inc.	177,136	8,119,914
Pitney Bowes, Inc.	17,794	390,756
Platinum Underwriters Holdings Ltd.	56,876	2,064,030
Polo Ralph Lauren Corp.	5,255	383,405
Polycom, Inc. (a)	267,853	7,979,341
Praxair, Inc.	40,690	3,092,033
Precision Castparts Corp.	45,665	4,699,842
Pride International, Inc. (a)	12,039	268,951
Principal Financial Group, Inc.	68,336	1,601,796
The Procter & Gamble Co.	391,853	23,503,343
The Progressive Corp.	158,687	2,970,621
QUALCOMM, Inc.	595,334	19,550,769
Qwest Communications International, Inc.	1,339,499	7,032,370
R.R. Donnelley & Sons Co.	25,563	418,466
Ralcorp Holdings, Inc. (a)	13,257	726,484
Raytheon Co.	70,149	3,394,510
RenaissanceRe Holdings Ltd.	56,641	3,187,189
Reynolds American, Inc.	2,800	145,936
Ross Stores, Inc.	8,892	473,855
RusHydro	14,181,593	680,716
Ryder System, Inc.	11,445	460,432
SM Energy Co.	129,600	5,204,736
SUPERVALU, Inc.	30,438	329,948
Safeway, Inc.	18,335	360,466
SanDisk Corp. (a)	14,674	617,335
Sara Lee Corp.	665,887	9,389,007
Schlumberger Ltd.	189,035	10,461,197
Seagate Technology Holdings (a)	28,000	365,120
Sears Holdings Corp. (a)(c)	4,400	284,460
Simon Property Group, Inc.	35,500	2,866,625
Smith International, Inc.	31,262	1,177,014
Sohu.com, Inc. (a)	17,800	731,402
The Southern Co.	36,629	1,219,013
Spirit Aerosystems Holdings, Inc., Class A (a)	380,795	7,257,953
Sprint Nextel Corp. (a)	526,475	2,232,254
The St. Joe Co. (a)(c)	179,681	4,161,412
State Street Corp.	193,826	6,555,195
Stryker Corp.	7,900	395,474
Symantec Corp. (a)	31,900	442,772
TJX Cos., Inc.	10,200	427,890
Target Corp.	8,300	408,111
Tellabs, Inc.	38,618	246,769
Teradata Corp. (a)	25,987	792,084
Texas Instruments, Inc.	361,834	8,423,495
Thermo Fisher Scientific, Inc. (a)	120,223	5,896,938
Time Warner Cable, Inc.	21,911	1,141,125
Time Warner, Inc.	87,027	2,515,951
Total System Services, Inc.	37,935	515,916
Transatlantic Holdings, Inc.	31,771	1,523,737
The Travelers Cos., Inc.	219,718	10,821,111
URS Corp. (a)	9,100	358,085
U.S. Bancorp	574,827	12,847,383
Unifi, Inc. (a)	242,210	925,242
Union Pacific Corp.	290,960	20,224,630
United Technologies Corp.	34,325	2,228,036
UnitedHealth Group, Inc.	207,808	5,901,747
UnumProvident Corp.	19,891	431,635
Valero Energy Corp.	171,016	3,074,868
Validus Holdings Ltd.	85,400	2,085,468
VeriSign, Inc. (a)	19,232	510,610
Verizon Communications, Inc.	1,009,033	28,273,105
Viacom, Inc., Class B	348,206	10,923,222
WABCO Holdings, Inc. (a)	600	18,888
Wal-Mart Stores, Inc.	423,131	20,339,907
Walgreen Co.	17,200	459,240
Waters Corp. (a)	78,148	5,056,176
Watson Pharmaceuticals, Inc. (a)	10,811	438,602
WellPoint, Inc. (a)	240,372	11,761,402
Wells Fargo & Co.	1,210,139	30,979,558
Western Digital Corp. (a)	43,205	1,303,063
Whirlpool Corp.	5,054	443,842
Williams Cos., Inc.	25,600	467,968
Windstream Corp.	77,412	817,471
XL Capital Ltd., Class A	814,069	13,033,245

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

United States (concluded)

Xerox Corp.		806,536	$6,484,549
Xilinx, Inc.		17,081	431,466

			1,651,634,827

Total Common Stocks — 51.4%			3,060,065,188

Fixed Income Securities

	Par
Asset-Backed Securities	(000)

United States — 0.0%
Latitude CLO Ltd., Series 2005-1I, Class SUB, 13.00%, 12/15/17 (d)	USD	300	84,000

Total Asset-Backed Securities — 0.0%			84,000

Corporate Bonds

Brazil — 0.0%
Banco Santander Brasil SA, 4.50%, 4/06/15 (b)		2,406	2,369,910
Cosan Finance Ltd., 7.00%, 2/01/17 (b)		285	297,112

			2,667,022

Canada — 0.5%
Daylight Resources Trust, 6.25%, 12/31/14 (e)	CAD	3,034	2,972,582
PetroBakken Energy Ltd., 3.13%, 2/08/16 (e)	USD	12,600	11,425,176
Rogers Wireless Communications, Inc., 7.63%, 12/15/11	CAD	325	329,253
Sino-Forest Corp. (b):
5.00%, 8/01/13 (e)	USD	9,500	9,725,625
10.25%, 7/28/14		4,035	4,287,187

			28,739,823

China — 0.2%
Celestial Nutrifoods Ltd., 66.49%, 6/12/11 (d)(e)	SGD	11,400	5,499,178
China Petroleum & Chemical Corp., 5.26%, 4/24/14 (d)(e)	HKD	51,550	7,252,312

			12,751,490

Europe — 0.2%
European Investment Bank:
12.54%, 9/21/10 (b)(d)	BRL	6,160	3,215,145
4.38%, 4/15/13	EUR	4,550	6,030,469
Series 1158/0100, 3.63%, 10/15/11		652	825,188

			10,070,802

France — 0.0%
Compagnie Generale des Etablissements Michelin, Series ML, 7.76%, 1/01/17 (d)(e)	EUR	1,473	1,894,604

Germany — 0.0%
Fresenius Finance Jersey Ltd., 5.63%, 8/14/11 (e)	USD	1,200	1,790,256

Hong Kong — 0.4%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(d)(e)(f)	CNY	13,100	347,716
Hongkong Land CB 2005 Ltd., 2.75%, 12/21/12 (e)	USD	1,500	2,008,125
Hutchison Whampoa International Ltd.:
(03/33), 6.25%, 1/24/14		1,310	1,446,758
(09), 7.63%, 4/09/19 (b)		3,775	4,499,143
(09/16), 4.63%, 9/11/15		3,967	4,141,151
(09/16), 4.63%, 9/11/15 (b)		6,900	7,199,708
(09/19), 5.75%, 9/11/19 (b)		946	1,008,190
Noble Group Ltd., 8.50%, 5/30/13 (b)		1,762	1,942,605

			22,593,396

India — 0.8%
Gujarat NRE Coke Ltd., 0.00% 4/12/11 (d)(e)		500	640,000
Jaiprakash Associates Ltd., 0.00% 9/12/12 (d)(e)		1,363	1,707,158
Punj Lloyd Ltd., 0.00%, 4/08/11 (d)(e)		2,600	2,990,000
REI Agro Ltd., 5.50%, 11/13/14 (b)(e)		6,845	6,571,200
Reliance Communications Ltd. (d)(e):
30.27%, 5/10/11		5,800	6,873,000
15.46%, 3/01/12		18,300	20,768,999
Suzlon Energy Ltd., 29.64%, 6/12/12 (d)(e)		2,825	2,904,046
Tata Motors Ltd., 14.95%, 7/12/12 (d)(e)		200	237,000
Tata Steel Ltd., 1.00%, 9/05/12 (e)		4,300	4,963,056

			47,654,459

Japan — 0.0%
The Mie Bank Ltd., 1.00%, 10/31/11 (e)	JPY	17,000	189,336
Nagoya Railroad Co. Ltd., 1.21%, 3/30/12 (d)(e)		14,000	161,511

			350,847

Kazakhstan — 0.3%
KazMunaiGaz Finance Sub BV (b):
9.13%, 7/02/18	USD	11,183	12,832,492
7.00%, 5/05/20		4,835	4,853,373

			17,685,865

Luxembourg — 1.0%
Acergy SA, Series ACY, 2.25%, 10/11/13 (e)		1,400	1,390,477
Actelion Finance SCA, 0.00%, 11/22/11 (d)(e)	CHF	3,915	3,575,670
Evraz Group SA:
8.88%, 4/24/13	USD	1,000	1,020,000
8.88%, 4/24/13 (b)		1,250	1,282,500
8.25%, 11/10/15		985	971,456
9.50%, 4/24/18		1,400	1,407,000
9.50%, 4/24/18 (b)		3,580	3,596,110
Gaz Capital SA, 2.89%, 11/15/12	JPY	300,000	3,200,569
TNK-BP Finance SA:
7.50%, 7/18/16 (b)	USD	1,679	1,737,765
6.63%, 3/20/17		1,000	985,000
6.63%, 3/20/17 (b)		8,140	8,017,900
7.88%, 3/13/18		1,200	1,250,400
7.88%, 3/13/18 (b)		10,444	10,882,648

See Notes to Consolidated Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Luxembourg (concluded)

Series 2, 7.50%, 7/18/16	USD	1,015	$1,054,331
UBS Luxembourg SA for OJSC Vimpel Communications:
8.25%, 5/23/16		2,900	2,987,000
8.25%, 5/23/16 (b)		421	433,630
9.13%, 4/30/18		575	619,562
9.13%, 4/30/18 (b)		13,836	14,890,995

			59,303,013

Malaysia — 0.5%
Berjaya Land Bhd, 8.00%, 8/15/11 (e)	MYR	13,080	4,132,545
Cherating Capital Ltd., 2.00%, 7/05/12 (e)(g)	USD	5,800	6,430,750
Johor Corp., Series P3, 1.00%, 7/31/12	MYR	22,247	8,108,559
Rafflesia Capital Ltd., 1.25%, 10/04/11 (e)(g)		11,800	14,345,877

			33,017,731

Mexico — 0.3%
BBVA Bancomer SA/Texas, 7.25%, 4/22/20 (b)	USD	5,805	5,727,126
Petroles Mexicanos, 6.00%, 3/05/20 (b)		9,480	9,918,460

			15,645,586

Netherlands — 0.2%
ASM International NV (e):
4.25%, 12/06/11		70	76,650
4.25%, 12/06/11 (b)		265	290,506
KazMunaiGaz Finance Sub BV, 9.13%, 7/02/18		4,650	5,324,250
Pargesa Netherlands NV, 1.75%, 6/15/14 (e)	CHF	4,425	3,833,413

			9,524,819

Norway — 0.1%
Subsea 7, Inc., 2.80%, 6/06/11 (e)	USD	5,000	4,912,500

Singapore — 1.2%
CapitaLand Ltd. (e):
2.10%, 11/15/16	SGD	8,500	5,737,837
3.13%, 3/05/18		23,000	16,169,692
2.95%, 6/20/22		27,750	17,757,323
Keppel Land Ltd., 2.50%, 6/23/13 (e)		4,800	3,468,877
Olam International Ltd., 6.00%, 10/15/16 (e)	USD	5,400	5,879,520
Wilmar International Ltd., 11.68%, 12/18/12 (d)(e)		5,200	6,432,993
Yanlord Land Group Ltd., 5.85%, 7/13/14 (e)	SGD	11,000	7,998,642
Ying Li International Real Estate Ltd., 4.00%, 3/03/15 (e)		9,750	5,713,571

			69,158,455

South Korea — 0.7%
Hyundai Motor Manufacturing Czech sro, 4.50%, 4/15/15 (b)	USD	5,044	5,002,034
Korea Development Bank/Republic of Korea, 4.38%, 8/10/15		11,875	12,108,225
Korea Electric Power Corp.:
5.13%, 4/23/34	USD	5,723	6,060,840
7.74%, 4/01/96 (h)		4,406	2,841,870
Zeus Cayman, 3.86%, 8/19/13 (d)(e)	JPY	1,262,000	13,967,899

			39,980,868

Spain — 0.1%
Telvent GIT SA, 5.50%, 4/15/15 (b)(e)	USD	4,918	3,947,334

Sweden — 0.0%
Svensk Exportkredit AB, 10.50%, 9/29/15 (g)	TRY	1,397	882,033

Trinidad — 0.0%
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 8/14/19 (b)	USD	1,398	1,593,720

United Arab Emirates — 0.5%
Abu Dhabi National Energy Co., 6.50%, 10/27/36		817	782,278
Aldar Funding Ltd., 5.77%, 11/10/11 (e)		2,500	2,362,500
Dana Gas Sukuk Ltd., 7.50%, 10/31/12 (e)		32,890	28,610,353

			31,755,131

United Kingdom — 0.5%
Lloyds TSB Bank Plc, 13.00% (g)(i)	GBP	6,858	10,758,853
Petropavlovsk 2010 Ltd., 4.00%, 2/18/15 (e)	USD	6,500	6,920,290
Shire Plc, 2.75%, 5/09/14 (e)		13,466	13,028,355

			30,707,498

United States — 5.6%
Advanced Micro Devices, Inc.:
6.00%, 5/01/15 (e)		48,741	46,303,950
8.13%, 12/15/17 (b)		1,965	1,955,175
The AES Corp., 8.38%, 3/01/11	GBP	213	326,199
Alberto-Culver Co., 5.15%, 6/01/20	USD	1,172	1,217,999
Amgen, Inc., 0.38%, 2/01/13 (e)		18,706	18,472,175
Amylin Pharmaceuticals, Inc., 3.00%, 6/15/14 (e)		8,357	7,072,111
Banco do Brasil SA, 4.50%, 1/22/15 (b)		2,884	2,913,760
CCO Holdings LLC, 7.88%, 4/30/18 (b)		492	494,460
CF Industries, Inc., 7.13%, 5/01/20		3,365	3,449,125
CIGNA Corp., 5.13%, 6/15/20		1,036	1,078,288
Cell Genesys, Inc., 3.13%, 5/01/13 (e)		46	21,764
Central European Distribution Corp., 3.00%, 3/15/13 (e)		727	606,136
Chesapeake Energy Corp. (e):
2.50%, 5/15/37		15,893	12,376,674
2.25%, 12/15/38		18,078	13,038,757
China Milk Products Group Ltd., 24.49%, 1/05/12 (d)(e)		4,800	1,683,744
Cie de Financement Foncier, 2.13%, 4/22/13 (b)		13,500	13,630,693

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

United States (continued)

Consol Energy, Inc., 8.00%, 4/01/17 (b)	USD	9,975	$10,299,187
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		375	300,000
Ford Motor Credit Co. LLC, 7.00%, 4/15/15		2,465	2,438,304
GCI, Inc., 7.25%, 2/15/14		794	793,008
Gilead Sciences, Inc. (e):
0.50%, 5/01/11		2,410	2,485,313
0.63%, 5/01/13		5,894	6,542,340
Hana Bank, 4.50%, 10/30/15 (b)		2,182	2,185,799
Helix Energy Solutions Group, Inc., 3.25%, 12/15/25 (e)		2,282	1,973,930
Hologic, Inc., 2.00%, 12/15/37 (e)(j)		24,576	20,920,320
Host Marriott LP, 7.13%, 11/01/13		492	495,690
IOI Capital Bhd, Series IOI, 0.00%, 12/18/11 (d)(e)		5,975	7,170,000
Insight Communications, 9.38%, 7/15/18		3,176	3,176,000
Intel Corp. (e):
2.95%, 12/15/35		10,636	10,104,200
3.25%, 8/01/39 (b)		14,675	16,527,719
Kinetic Concepts, Inc., 3.25%, 4/15/15 (b)(e)		1,220	1,174,250
King Pharmaceuticals, Inc., 1.25%, 4/01/26 (e)		2,386	2,066,873
Kraft Foods, Inc.:
2.63%, 5/08/13		6,661	6,787,253
4.13%, 2/09/16		12,620	13,320,094
LifePoint Hospitals, Inc. (e):
3.50%, 5/15/14		857	791,654
3.25%, 8/15/25		4,838	4,529,578
McMoRan Exploration Co. (e):
5.25%, 10/06/11 (b)		325	346,125
5.25%, 10/06/11		1,965	2,092,725
Medtronic, Inc., 1.63%, 4/15/13 (e)		3,410	3,418,525
Mylan, Inc.:
1.25%, 3/15/12 (e)		10,935	10,880,325
7.63%, 7/15/17 (b)		3,502	3,572,040
Omnicare, Inc., Series OCR, 3.25%, 12/15/35 (e)		4,618	3,821,395
Omnicom Group, Inc., 0.04%, 7/31/32 (d)(e)		3,771	3,714,435
Paka Capital Ltd., 4.77%, 3/12/13 (d)(e)		2,700	2,710,125
Pemex Project Funding Master Trust, 5.50%, 2/24/25	EUR	7,530	8,554,307
Phibro Animal Health Corp., 9.25%, 7/01/18 (b)(k)	USD	694	690,530
Pontis Ltd., 6.25%, 7/20/10 (b)		897	879,060
Preferred Term Securities, Ltd. (a)(e)(f):
XXIV, 5.965%, 3/22/37 (b)		400	4
XXV, 5.758%, 6/22/37		500	5
XXVI, 6.191%, 9/22/37		500	5
XXVII, 6.29%, 12/22/37		500	5
Ranbaxy Laboratories Ltd., 0.00%, 3/18/11 (d)(e)		3,028	3,678,744
SBA Communications Corp. (e):
1.88%, 5/01/13	USD	3,676	3,694,380
4.00%, 10/01/14		1,974	2,521,785
SanDisk Corp., 1.00%, 5/15/13 (e)		15,950	14,175,562
Sino-Forest Corp., 5.00%, 8/01/13 (e)		2,000	2,085,280
SonoSite, Inc., 3.75%, 7/15/14 (e)		2,333	2,327,168
St. Mary Land & Exploration Co., 3.50%, 4/01/27 (e)		6,040	6,387,300
SunGard Data Systems, Inc., 9.13%, 8/15/13		492	499,995
Suzlon Energy Ltd. (d)(e):
29.64%, 10/11/12		5,825	5,912,375
6.39%, 7/25/14		6,225	5,319,337
Tenet Healthcare Corp., 9.25%, 2/01/15		600	619,500
Thermo Fisher Scientific, Inc., 3.20%, 5/01/15		3,076	3,173,829
Yanlord Land Group Ltd., 9.50%, 5/04/17 (b)		4,820	4,585,025

			334,382,413

Total Corporate Bonds — 13.1%			781,009,665

Floating Rate Loan Interests (g)

Indonesia — 0.2%
PT Bumi Resources, Term Loan, 10.23%, 10/08/12		6,000	6,000,000
PT Multi Daerah Bersaing, Term Loan, 7.30%, 4/13/12		5,719	5,661,889

Total Floating Rate Loan Interests — 0.2%			11,661,889

Foreign Agency Obligations

Australian Government Bonds, 5.75%, 6/15/11	AUD	14,669	12,494,703
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 5/15/17	BRL	6,300	6,572,307
Series F, 10.00%, 1/01/17		117,189	58,712,663
Series F, 10.00%, 1/01/21		25,426	12,242,274
Bundesrepublik Deutschland:
4.00%, 7/04/16	EUR	32,813	45,111,455
4.25%, 7/04/17		21,375	29,811,193
3.50%, 7/04/19		19,394	25,673,761
Series 07, 4.00%, 1/04/18		8,000	10,973,782
Series 08, 4.25%, 7/04/18		11,100	15,482,801
Caisse d’Amortissement de la Dette Sociale:
3.25%, 4/25/13		2,650	3,410,550
4.00%, 10/25/14		3,735	4,957,663
Canadian Government Bond:
4.00%, 9/01/10	CAD	2,355	2,224,436
4.00%, 9/01/10		3,500	3,305,956
4.00%, 6/01/16		8,512	8,623,942
Deutsche Bundesrepublik Inflation Linked, Series I/L, 1.50%, 4/15/16	EUR	4,659	6,037,753
Export-Import Bank of Korea, 4.13%, 9/09/15	USD	10,925	11,092,469

See Notes to Consolidated Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Foreign Agency Obligations	(000)		Value

Federal Republic of Germany, 1.50%, 9/21/12 (b)	USD	19,166	$19,350,032
Japanese Government Two Year Bond, Series 272, 0.70%, 9/15/10	JPY	1,493,700	16,913,333
Kreditanstalt fuer Wiederaufbau, 3.25%, 6/27/13 (e)	EUR	12,300	15,663,789
Magyar Nemzeti Vagonkezel Zrt, 4.40%, 9/25/14 (e)		3,300	3,902,245
Malaysia Government Bond:
3.76%, 4/28/11	MYR	31,107	9,687,983
Series 0108, 3.46%, 7/31/13		34,471	10,711,755
Netherland Government Bond, 3.75%, 7/15/14	EUR	4,000	5,349,540
New Zealand Government Bond, Series 216, 4.50%, 2/14/16	NZD	1,175	1,231,826
Poland Government Bond, 3.00%, 8/24/16	PLN	29,724	8,446,185
Socialist Republic of Vietnam, 6.75%, 1/29/20	USD	2,174	2,239,220
Turkey Government Bond:
10.00%, 1/09/13	TRY	4,268	2,750,809
10.50%, 1/15/20		6,802	4,521,492
Turkey Government International Bond, 4.00%, 4/01/20		6,051	3,718,942
Ukraine Government International Bond, 6.58%, 11/21/16	USD	773	716,030
United Kingdom Gilt, 4.25%, 3/07/11	GBP	21,710	33,256,230

Total Foreign Agency Obligations — 6.7%			395,187,119

Structured Notes

Taiwan — 0.0%
UBS AG (Total Return TWD Linked Notes), 0.26% 12/01/10 (b)(d)	USD	119	119,268

Total Structured Notes — 0.0%			119,268

U.S. Treasury Obligations

U.S. Treasury Inflation Indexed Bonds, 2.38%, 1/15/27		12,402	13,739,304
U.S. Treasury Notes:
2.75%, 7/31/10		37,007	37,085,048
4.88%, 5/31/11 (l)		25,500	26,548,891
0.88%, 1/31/12 (m)		10,847	10,904,619
4.88%, 6/30/12		4,500	4,886,366
1.38%, 2/15/13 (m)		101,499	102,830,668
1.38%, 3/15/13		9,850	9,977,755
2.13%, 11/30/14		27,476	28,059,865
2.63%, 12/31/14		55,786	58,104,161
2.25%, 1/31/15		45,115	46,239,356
2.38%, 2/28/15		54,124	55,781,818
2.38%, 3/31/15		55,661	57,678,711
2.63%, 2/29/16		13,460	13,848,025
3.50%, 5/15/20 (m)		119,165	124,713,322

Total U.S. Treasury Obligations — 9.9%			590,397,909

Total Fixed Income Securities — 29.9%			1,778,459,850

Investment Companies	Shares		Value

Brazil — 0.1%
iShares MSCI Brazil (Free) Index Fund (n)		56,500	$3,500,740

South Korea — 0.1%
iShares MSCI South Korea Index Fund (n)		122,800	5,490,388

United States — 3.6%
Consumer Staples Select Sector SPDR Fund		207,900	5,301,450
ETFS Palladium Trust (a)		55,900	2,461,277
ETFS Platinum Trust (a)		54,000	8,239,050
Energy Select Sector SPDR Fund (c)		635,600	31,576,608
Financial Select Sector SPDR Fund		970,700	13,405,367
Health Care Select Sector SPDR Fund		208,000	5,859,360
iShares Dow Jones U.S. Telecommunications Sector Index Fund (n)		111,400	2,078,724
iShares Silver Trust (a)(n)		589,426	10,733,448
SPDR Gold Trust (a)		871,327	106,023,069
SPDR KBW Bank ETF		36,900	844,641
SPDR KBW Regional Banking ETF (c)		135,951	3,139,109
Technology Select Sector SPDR Fund		585,100	11,936,040
Telecom HOLDRS Trust		25,300	573,045
Utilities Select Sector SPDR Fund		435,400	12,304,404
Vanguard Telecommunication Services ETF		3,500	185,780

			214,661,372

Vietnam — 0.0%
Vietnam Enterprise Investments Ltd., R Shares (a)		380,361	722,686
Vinaland Ltd. (a)		1,971,800	1,533,074

			2,255,760

Total Investment Companies — 3.8%			225,908,260

Preferred Securities

	Par
Capital Trusts	(000)

Singapore — 0.0%
DBS Capital Funding Corp., 7.66% (g)(i)	USD	356	361,340

Total Capital Trusts — 0.0%			361,340

Preferred Stocks	Shares

Bermuda — 0.0%
Bunge Ltd., 4.88% (e)		7,797	646,761

United Kingdom — 0.1%
HSBC Holdings Plc, 8.00%		191,500	4,817,432

United States — 0.5%
Chesapeake Energy Corp., 5.75% (b)(e)		14,640	14,306,574
El Paso Corp. (e):
4.99% (b)		510	490,875
4.99%		8,307	7,995,487

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Stocks	Shares		Value

United States (concluded)

Mylan, Inc., 6.50% (e)		6,218	$6,609,672
XL Capital Ltd., 10.75% (e)		17,583	441,861

			29,844,469

Total Preferred Stocks — 0.6%			35,308,662

Total Preferred Securities — 0.6%			35,670,002

Warrants (o)

Canada — 0.0%
Kinross Gold Corp. (Expires 9/03/13)		37,568	102,694
New Gold, Inc. (Expires 4/03/12)		80,000	2,630

			105,324

United States — 0.1%
Bank of America Corp. (Expires 1/16/19)		348,105	2,663,003
Ford Motor Co. (Expires 1/01/13)		560,613	1,749,113
JPMorgan Chase & Co. (Expires 10/28/18)		67,835	857,434

			5,269,550

Total Warrants — 0.1%			5,374,874

Total Long-Term Investments (Cost — $4,953,031,478) — 85.8%			5,105,478,174

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.16% (n)(p)		5,060,996	5,060,996

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.27% (n)(p)(q)	USD	39,002	39,001,500

	Par
	(000)

Time Deposits — 0.0%
Canada — 0.0%
Brown Brothers Harriman & Co., 0.11%, 4/01/10	CAD	101	95,253
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 4/01/10	HKD	629	80,754
Japan — 0.0%
Brown Brothers Harriman & Co., 0.01%, 4/01/10	JPY	132,238	1,494,389

			1,670,396

U.S. Treasury Obligations — 14.3%
U.S. Treasury Bills (r):
0.15%, 7/01/10	USD	18,875	18,875,000
0.15%, 7/15/10		70,426	70,423,253
0.14%, 7/22/10		51,314	51,310,049
0.15%, 7/29/10	USD	4,775	4,774,379
0.07%, 8/05/10		70,559	70,547,852
0.09%, 8/12/10		193,062	193,024,932
0.10%, 8/19/10		129,782	129,752,799
0.05%, 8/26/10		73,041	73,021,425
0.16%, 9/02/10		55,270	55,254,801
0.09%, 9/09/10		152,184	152,138,193
0.14%, 9/23/10		14,533	14,527,579
0.16%, 9/30/10		18,875	18,866,657

			852,516,919

Total Short-Term Securities (Cost — $898,285,521) — 15.1%			898,249,811

Options Purchased	Contracts

Exchange-Traded Call Options — 0.0%
Apple, Inc.:
Strike Price USD 250.00, expires 7/01/10		120	114,000
Strike Price USD 250.00, expires 10/16/10		62	151,280

Total Options Purchased (Cost — $286,100) — 0.0%			265,280

Total Investments Before Structured Options, Investments Sold Short and Outstanding Options Written (Cost — $5,851,603,099*) — 100.9%			6,003,993,265

Over-the-Counter Structured Options	Units

Credit Suisse Euro Stoxx Index Link, expires 9/30/10, Broker Credit Suisse International (s)		8,472	(2,191,355)
FTSE 100 Index, expires 6/17/11, Broker Goldman Sachs Bank USA (t)		2,142	(315,966)
Taiwan Taiex Index:
expires 12/21/11, Broker Citibank NA (u)		25,700	(222,054)
expires 12/21/11, Broker Citibank NA (v)		13,200	(114,052)

Total Over-the-Counter Structured Options (Premiums Received — $93,231) — (0.1)%			(2,843,427)

Investments Sold Short	Shares

United States — (0.0)%
D.R. Horton, Inc.		38,437	(377,836)

Total Investments Sold Short (Proceeds — $415,364) — (0.0)%			(377,836)

Options Written	Contracts

Exchange-Traded Call Options — (0.0)%
Advanced Micro Devices, Inc., Strike Price USD 8.00, expires 7/17/10		3,430	(46,305)

See Notes to Consolidated Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)

Apple, Inc.:
Strike Price USD 280.00, expires 7/17/10	120	$(11,520)
Strike Price USD 290.00, expires 10/16/10	62	(57,970)
Dell, Inc., Strike Price USD 15.00, expires 1/22/11	1,622	(84,344)
Fluor Corp., Strike Price USD 50.00, expires 7/17/10	44	(330)
Ingersoll-Rand Plc, Strike Price USD 42.50, expires 9/18/10	122	(4,270)
Kraft Foods, Inc., Strike Price USD 32.00, expires 9/18/10	794	(7,146)
Mattel, Inc., Strike Price USD 22.50, expires 7/17/10	2,258	(56,450)

		(268,335)

Exchange-Traded Put Options — (0.0)%
Apple, Inc.:
Strike Price USD 240.00, expires 7/17/10	120	(55,200)
Strike Price USD 230.00, expires 10/16/10	62	(89,280)
Mead Johnson Nutrition Co., Strike Price USD 45.00, expires 1/22/11	244	(78,080)

		(222,560)

Over-the-Counter Call Options — (0.0)%
Thomson Reuters Corp., Strike Price USD 36.50, expires 7/17/10	67	(4,468)

Total Options Written (Premiums Received — $1,473,347) — (0.0)%		(495,363)

Total Investments, Net of Structured Options, Investments Sold Short and Outstanding Options Written — 100.8%		6,000,276,639
Liabilities in Excess of Other Assets — (0.8)%		(50,218,586)

Net Assets — 100.0%		$5,950,058,053

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$5,893,315,859

Gross unrealized appreciation	$371,781,896
Gross unrealized depreciation	(261,104,490)

Net unrealized appreciation	$110,677,406

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of security, is on loan.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Convertible security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(k)	When-issued security. Unsettled when-issued transactions were as follows:

	Market	Unrealized
Counterparty	Value	Appreciation

Bank of America NA	$690,530	$6,052

(l)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(m)	All or a portion of security has been pledged as collateral in connection with swaps.

(n)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Beneficial			Beneficial
	Interest/			Interest/
	Shares Held		Beneficial	Shares Held	Value
	at December 31,	Shares	Interest/	at June 30,	at June 30,	Realized
Affiliate	2009	Purchased	Shares Sold	2010	2010	Gain (Loss)	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	630,193	4,430,803 [1]	—	5,060,996	$5,060,996	—	$598
BlackRock Liquidity Series, LLC Money Market Series	$124,868,750	—	$(85,867,250)[2]	$39,001,500	$39,001,500	—	$46,703
iShares Dow Jones U.S. Telecommunication Sector Index Fund	111,400	—	—	111,400	$2,078,724	—	$38,932
iShares MSCI Brazil (Free) Index	56,500	—	—	56,500	$3,500,740	—	$15,561
iShares MSCI South Korea Index Fund	122,800	—	—	122,800	$5,490,388	—	$33,480
iShares Silver Trust	742,200	40,226	(193,000)	589,426	$10,733,448	$(689,415)	—

1 Represents net purchase cost.

2 Represents net sale cost.

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

(o) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(p)	Represents the current yield as of report date.

(q)	Security was purchased with the cash collateral from loaned securities.

(r)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(s)	CSFB DJ EuroStoxx Structured Option is issued in units. Each unit represents a structure based on the DJ EuroStoxx 50 Index, with an initial reference strike of 2,941.22. Each unit contains (a) one written put on the index at a strike price of 2,779.453 and (b) one call option on the index with a strike of 2,970.632. The Fund holds 8,472 units of the structure. On June 30, 2010, the EuroStoxx 50 Index was 2,573.32. At this time, the value of the structured option was ($2,191,355) based on a price of ($258.6586) per unit. The option expires on September 30, 2010.

(t)	Goldman Sachs FTSE 100 Structured Option is issued in units. Each unit represents a structure based on the FTSE 100 Index. Each unit contains (a) one written put on the index at a strike price of 4,692.042 and (b) one call option on the index with a strike of 5,067.000. The Fund holds 2,142 units of the structure. On June 30, 2010, the FTSE 100 Index was 4,916.87. At this time, the value of the structured option was ($315,966) based on a price of ($147.51) per unit. The option expires on June 11, 2011.

(u)	Citigroup Taiwan Taiex Structured Option traded May 19, 2010 is issued in units. Each unit represents a structure based on the Taiex Index. Each unit contains (a) one written put on the index at a strike price of 6,228.911899 and (b) one call option on the index with a strike of 7,531.937. The Fund holds 25,700 units of the structure. On June 30, 2010, the Taiex Index was 7,329.37. At this time, the value of the structured option was ($222,054) based on a price of ($8.6403) per unit. The option expires on December 21, 2011.

(v)	Citigroup Taiwan Taiex Structured Option traded June 2, 2010 is issued in units. Each unit represents a structure based on the Taiex Index. Each unit contains (a) one written put on the index at a strike price of 6,228.911899 and (b) one call option on the index with a strike of 7,531.937. At inception, the trade was initiated for a net credit of $7.0630. The Fund holds 13,200 units of the structure. On June 30, 2010, the Taiex Index was 7,329.37. At this time, the value of the structured option was ($114,052) based on a price of ($8.6403) per unit. The option expires on December 21, 2011.

•	Foreign currency exchange contracts as of June 30, 2010 were as follows:

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

CHF 7,309,230	EUR 5,138,660	Credit Suisse International	7/01/2010	$497,549
EUR 5,138,660	CHF 6,769,773	Credit Suisse International	7/01/2010	3,012
GBP 283,010	USD 425,563	Brown Brothers Harriman & Co.	7/01/2010	(2,717)
USD 1,713	BRL 3,091	Brown Brothers Harriman & Co.	7/01/2010	1
USD 498,067	CHF 539,457	Brown Brothers Harriman & Co.	7/01/2010	(2,426)
USD 333,972	EUR 274,648	Brown Brothers Harriman & Co.	7/01/2010	(1,882)
USD 328,453	JPY 29,337,873	Brown Brothers Harriman & Co.	7/01/2010	(3,367)
USD 4,469	KRW 5,539,910	Brown Brothers Harriman & Co.	7/01/2010	(64)
EUR 4,198,800	USD 5,147,729	UBS AG	7/02/2010	(13,215)
EUR 14,734,230	USD 18,062,987	Deutsche Bank AG	7/02/2010	(45,069)
GBP 368,004	USD 551,822	Brown Brothers Harriman & Co.	7/02/2010	(1,988)
HKD 2,917,795	EUR 374,663	Brown Brothers Harriman & Co.	7/02/2010	43
USD 1,168,781	CHF 1,262,400	Brown Brothers Harriman & Co.	7/02/2010	(2,440)
USD 174,563	EUR 142,060	Brown Brothers Harriman & Co.	7/02/2010	845
USD 11,865,890	EUR 9,690,000	UBS AG	7/02/2010	16,364
USD 11,308,847	EUR 9,243,030	Deutsche Bank AG	7/02/2010	5,904
USD 1,160,748	JPY 102,900,289	Brown Brothers Harriman & Co.	7/02/2010	(3,085)
USD 80,763	HKD 628,845	Brown Brothers Harriman & Co.	7/06/2010	4
KRW 7,524,330,000	USD 6,144,317	UBS AG	7/07/2010	11,788
KRW 14,950,440,000	USD 12,249,439	Deutsche Bank AG	7/07/2010	(17,589)
USD 6,162,432	KRW 7,524,330,000	UBS AG	7/07/2010	6,328
USD 12,194,486	KRW 14,950,440,000	Deutsche Bank AG	7/07/2010	(37,364)
USD 17,315,109	EUR 14,182,250	JPMorgan Chase Bank NA	7/09/2010	(28,302)
USD 10,465,575	EUR 8,558,336	UBS AG	7/09/2010	(9,376)
USD 11,810,938	EUR 9,670,000	Deutsche Bank AG	7/09/2010	(14,462)
EUR 1,014,606	USD 1,222,550	Barclays Bank Plc	7/15/2010	18,247
JPY 1,313,835,816	USD 14,380,323	Credit Suisse International	7/15/2010	483,091
JPY 1,407,340,888	USD 15,394,128	Barclays Bank Plc	7/15/2010	527,108
JPY 470,418,000	USD 5,161,771	Brown Brothers Harriman & Co.	7/15/2010	160,064
USD 22,251,345	EUR 18,622,710	Barclays Bank Plc	7/15/2010	(523,011)
USD 11,656,350	EUR 9,769,310	UBS AG	7/15/2010	(290,877)
USD 2,200,189	ZAR 17,244,640	UBS AG	7/15/2010	(40,646)
CHF 20,952,622	EUR 15,091,200	UBS AG	7/16/2010	988,253
EUR 6,753,500	USD 8,282,965	Credit Suisse International	7/16/2010	(23,832)
GBP 4,180,129	USD 6,094,920	Credit Suisse International	7/16/2010	150,510
JPY 463,321,455	EUR 4,111,834	Barclays Bank Plc	7/16/2010	213,107
USD 7,355,105	AUD 8,533,000	UBS AG	7/16/2010	186,252
USD 23,550,087	EUR 19,555,000	Credit Suisse International	7/16/2010	(364,527)
USD 28,861,296	EUR 23,907,040	JPMorgan Chase Bank NA	7/16/2010	(375,606)
USD 10,669,668	EUR 8,693,717	Deutsche Bank AG	7/16/2010	37,765
USD 11,429,477	EUR 9,275,140	UBS AG	7/16/2010	86,527
USD 14,016,344	EUR 11,374,410	Credit Suisse International	7/16/2010	106,111
USD 1,200,000	GBP 793,667	Credit Suisse International	7/16/2010	14,202
USD 14,077,773	CHF 15,628,440	Brown Brothers Harriman & Co.	7/21/2010	(426,492)
JPY 879,679,335	USD 9,704,214	Deutsche Bank AG	7/22/2010	248,739
JPY 185,763,128	USD 2,048,353	UBS AG	7/22/2010	53,426
JPY 92,934,745	USD 1,025,068	Barclays Bank Plc	7/22/2010	26,423
JPY 92,182,843	USD 1,010,190	Brown Brothers Harriman & Co.	7/22/2010	32,794
USD 21,631,259	EUR 17,619,192	HSBC Bank USA NA	7/23/2010	83,222
USD 19,775,355	EUR 16,107,448	JPMorgan Chase Bank NA	7/23/2010	76,162
USD 21,940,933	EUR 17,929,847	Morgan Stanley Capital Services Inc.	7/23/2010	12,970

See Notes to Consolidated Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

CHF 13,405,784	EUR 10,024,660	Credit Suisse International	7/29/2010	$182,678
CAD 11,116,528	USD 10,760,100	Credit Suisse International	7/30/2010	(319,594)
CAD 15,566,343	USD 14,873,930	Deutsche Bank AG	7/30/2010	(254,214)
CHF 32,571,390	EUR 23,903,190	UBS AG	7/30/2010	998,508
USD 5,148,359	EUR 4,198,800	UBS AG	7/30/2010	13,091
KRW 7,524,330,000	USD 6,157,339	UBS AG	8/06/2010	(7,783)
KRW 14,950,440,000	USD 12,187,528	Deutsche Bank AG	8/06/2010	31,310
CNY 29,681,400	USD 4,440,000	JPMorgan Chase Bank NA	10/13/2010	(54,035)

Total				$2,408,435

•	Financial futures contracts purchased as of June 30, 2010 were as follows:

			Expiration	Notional	Unrealized
Contracts	Issue	Exchange	Date	Value	Depreciation

26	Hang Seng Index Future	Hong Kong	July 2010	$3,456,814	$(104,684)
26	MSCI Singapore IX ETS Future	Singapore	July 2010	$1,255,959	(6,963)
57	Dax Index 25 Euro	Eurex	September 2010	$10,737,255	(348,953)
1,380	DJ Euro Stoxx 50	Eurex	September 2010	$43,446,962	(111,020)
92	FTSE 100 Index	NYSE LIFFE— London	September 2010	$7,017,523	(308,932)
72	S&P 500 Index	Chicago Mercantile	September 2010	$19,642,168	(1,163,368)
38	S&P TSE 60 Index	Montreal	September 2010	$4,886,454	(180,315)
200	Yen Denom Nikkei	Chicago Mercantile	September 2010	$10,760,427	(354,953)

Total					$(2,579,188)

•	Financial futures contracts sold as of June 30, 2010 were as follows:

			Expiration	Notional	Unrealized
Contracts	Issue	Exchange	Date	Value	Appreciation

50	IBEX 35 Plus Index	Meff Renta Variable (Madrid)	July 2010	EUR 5,832,212	$205,255

•	Total return swaps outstanding as of June 30, 2010 were as follows:

Interest			Notional
Payable	Counter-		Amount	Unrealized
Rate	party	Expiration	(000)	Depreciation

(0.31)%[1]	BNP Paribas SA	September 2010	$23,192	$(18,511)[2]
(0.18)%[3]	Deutsche Bank AG	September 2010	$10,823	(8,639)[2]
(0.20)%[4]	BNP Paribas SA	September 2010	$7,968	(6,360)[2]
0.65%[5]	BNP Paribas SA	September 2010	$14,296	(709,917)[6]
1.02%[7]	JPMorgan Chase Bank NA	December 2010	$11,721	(88,558)[8]
0.66%[9]	BNP Paribas SA	January 2011	$9,657	(1,037,643)[8]
(0.25)%[10]	JPMorgan Chase Bank NA	February 2011	$11,370	(198,069)[2]
(0.25)%[10]	JPMorgan Chase Bank NA	February 2011	$1,849	(32,218)[2]
0.30%[11]	Citibank NA	April 2011	$6,400	(947,622)[12]

Total				$(3,047,537)

[1]	Based on the 3-month LIBOR minus 0.85%.

[2]	Based on the change in the return of the MSCI Daily Total Return Net Europe (excluding United Kingdom) USD Index.

[3]	Based on the 3-month LIBOR minus 0.72%.

[4]	Based on the 3-month LIBOR minus 0.74%.

[5]	Based on the 3-month LIBOR minus 0.24%.

[6]	Based on the change in the return of the MSCI Daily Total Return Net EAFE USD Index.

[7]	Based on the 3-month LIBOR plus 0.48%.

[8]	Based on the change in the return of the MSCI Daily Total Return Net Emerging Markets USD Index.

[9]	Based on the 3-month LIBOR plus 0.37%.

[10]	Based on the 3-month LIBOR minus 0.71%.

[11]	Based on the 3-month LIBOR minus 0.15%.

[12]	Based on the change in the return of the MSCI Daily Total Return All Country World USD Index.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks
Australia	—	$37,238,479	—	$37,238,479
Austria	—	1,401,830	—	1,401,830
Belgium	$303,348	4,718,679	—	5,022,027
Brazil	118,440,260	—	$270,504	118,710,764
Canada	183,831,150	—	—	183,831,150
Chile	4,797,768	—	—	4,797,768
China	29,628,059	3,983,491	—	33,611,550
Egypt	—	4,522,904	—	4,522,904
Finland	475,145	2,903,930	—	3,379,075
France	9,878,833	31,395,437	—	41,274,270
Germany	723,813	12,114,451	—	12,838,264
Hong Kong	53,110,678	29,209,801	—	82,320,479
India	—	47,501,610	—	47,501,610
Indonesia	—	7,600,018	—	7,600,018
Ireland	4,939,852	—	—	4,939,852
Israel	10,441,712	—	—	10,441,712
Italy	—	2,464,553	—	2,464,553
Japan	13,905,573	331,473,668	—	345,379,241
Kazakhstan	9,781,740	—	—	9,781,740
Luxembourg	413,457	—	—	413,457
Malaysia	—	21,653,431	—	21,653,431
Mexico	9,918,410	—	—	9,918,410
Netherlands	2,128,100	6,818,891	—	8,946,991
Norway	—	6,605,507	—	6,605,507
Philippines	2,711,604	—	—	2,711,604
Poland	1,681,725	—	—	1,681,725
Russia	58,966,248	2,085,605	—	61,051,853
Singapore	156,904	48,712,121	—	48,869,025
South Africa	4,082,117	1,628,357	—	5,710,474
South Korea	11,137,596	39,163,509	—	50,301,105
Spain	1,804,725	4,390,028	—	6,194,753
Switzerland	10,256,759	41,589,997	—	51,846,756
Taiwan	7,443,939	37,446,091	—	44,890,030
Thailand	—	11,011,385	—	11,011,385
Turkey	—	16,691,202	—	16,691,202
United Kingdom	30,316,039	72,559,328	—	102,875,367
United States	1,651,634,827	—	—	1,651,634,827
Asset-Backed Securities	—	—	84,000	84,000
Corporate Bonds	—	698,063,048	82,946,617	781,009,665
Floating Rate Loan Interests	—	5,661,889	6,000,000	11,661,889
Foreign Agency Obligations	—	386,740,934	8,446,185	395,187,119
Structured Notes	—	—	119,268	119,268
U.S. Treasury Obligations	—	590,397,909	—	590,397,909
Investment Companies	225,908,260	—	—	225,908,260
Capital Trusts	—	361,340	—	361,340
Preferred Stocks	11,868,965	23,439,697	—	35,308,662
Warrants	5,374,874	—	—	5,374,874
Short-Term Securities:
Money Market Funds	5,060,996	39,001,500	—	44,062,496
Time Deposits	—	1,670,396	—	1,670,396
U.S. Treasury Obligations	—	852,516,919	—	852,516,919
Liabilities:
Investments in Securities:
Investments Sold Short	(377,836)	—	—	(377,836)

Total	$2,480,745,640	$3,424,737,935	$97,866,574	$6,003,350,149

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$5,272,398	—	$5,272,398
Equity contracts	$470,535	—	—	470,535
Liabilities:
Foreign currency exchange contracts	—	(2,863,963)	—	(2,863,963)
Equity contracts	(3,065,813)	(3,056,275)	(2,843,427)	(8,965,515)

Total	$(2,595,278)	$(647,840)	(2,843,427)	$(6,086,545)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

See Notes to Consolidated Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

		Asset-		Floating	Foreign
	Common	Backed	Corporate	Rate Loan	Agency	Structured	Preferred
	Stocks	Securities	Bonds	Interests	Obligations	Notes	Stocks	Total

Assets:
Balance, as of December 31, 2009	—	$6,000	$99,937,671	$6,000,000	$8,348,349	$193,637	$491,702	$114,977,359
Accrued discounts/premiums	—	110	351,647	—	(17,785)	153	—	334,125
Net realized gain (loss)	—	—	7,541,820	—	—	336	6	7,542,162
Net change in unrealized appreciation/depreciation[2]	—	77,890	(4,297,313)	—	(1,052,032)	(584)	(105,904)	(5,377,943)
Purchases	—	—	12,247,348	—	1,167,653	—	—	13,415,001
Sales	—	—	(40,623,912)	—	—	(74,274)	(115,300)	(40,813,486)
Transfers in3	$270,504	—	12,410,119	—	—	—	—	12,680,623
Transfers out[3]	—	—	(4,620,763)	—	—	—	(270,504)	(4,891,267)

Balance, as of June 30, 2010	$270,504	$84,000	$82,946,617	$6,000,000	$8,446,185	$119,268	$—	$97,866,574

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at June 30, 2010 was $(1,596,797).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Structured
Options

Liabilities:
Balance, as of December 31, 2009	$7,346,847
Accrued discounts/premiums	—
Realized gain	5,789,320
Change in unrealized appreciation/depreciation	(7,346,847)
Purchases	—
Sales	(5,789,320)
Transfers in3	(2,843,427)
Transfers out[3]	—

Balance, as of June 30, 2010	$(2,843,427)

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned $37,345,746) (cost—$5,789,169,965)	$5,938,127,469
Investment at value—affiliated (cost—$62,433,134)	65,865,796
Unrealized appreciation on foreign currency exchange contracts	5,272,398
Foreign currency at value (cost—$8,132,048)	8,061,569
Cash held as collateral for short sales	415,364
Interest receivable	21,498,564
Investments sold receivable	8,426,731
Dividends receivable	6,312,321
Capital shares sold receivable	4,967,974
Securities lending income receivable—affiliated	18,279
Prepaid expenses	114,153

Total assets	6,059,080,618

Liabilities:
Bank overdraft	47,554
Collateral on securities loaned at value	39,001,500
Investments sold short at value (proceeds—$415,364)	377,836
Options written at value (premiums received—$1,473,347)	495,363
Structured options (premiums received—$93,231)	2,843,427
Unrealized depreciation on foreign currency exchange contracts	2,863,963
Unrealized depreciation on swaps	3,047,537
Investments purchased payable—unaffiliated	50,078,314
Investments purchased payable—affiliated	2,362,790
Investment advisory fees payable	3,199,075
Capital shares redeemed payable	1,929,171
Distribution fees payable	1,019,383
Deferred foreign capital gain tax	861,028
Margin variation payable	282,209
Other affiliates payable	28,001
Swaps payable	12,258
Officer’s and Directors’ fees payable	3,905
Other accrued expenses payable	569,152
Other liabilities	99

Total Liabilities	109,022,565

Net Assets	$5,950,058,053

Net Assets Consist of:
Paid-in capital	$5,826,503,781
Undistributed net investment income	20,578,274
Accumulated net realized loss	(43,066,615)
Net unrealized appreciation/depreciation	146,042,613

Net Assets	$5,950,058,053

Net Asset Value:
Class I—Based on net assets of $999,801,795 and 70,233,190 shares outstanding, 200 million shares authorized, $0.10 par value	$14.24

Class II—Based on net assets of $11,691,886 and 822,368 shares outstanding, 200 million shares authorized, $0.10 par value	$14.22

Class III—Based on net assets of $4,938,564,372 and 386,040,048 shares outstanding, 200 million shares authorized, $0.10 par value	$12.79

See Notes to Consolidated Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends	$38,088,818
Foreign taxes withheld	(1,893,704)
Interest	37,768,934
Dividends—affiliated	88,571
Securities lending—affiliated	46,703

Total income	74,099,322

Expenses:
Investment advisory	18,791,719
Distribution—Class II	7,891
Distribution—Class III	6,040,790
Transfer agent I	380
Transfer agent II	4
Transfer agent III	1,958
Accounting services	720,049
Custodian	551,359
Printing	244,467
Professional	96,951
Officer and Directors	69,379
Registration	39,899
Stock loan fees	2,639
Miscellaneous	20,860

Total expenses excluding dividend expense	26,588,345
Dividend expense	34,495

Total expenses including dividend expense	26,622,840
Less fees waived by advisor	(393)

Total expenses after fees waived	26,622,447

Net investment income	47,476,875

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments—unaffiliated	63,885,838
Investments—affiliated	(689,415)
Financial futures contracts	(20,842,315)
Swaps	(11,353,041)
Short Sales	(3,183,962)
Options written and structured options	2,228,117
Foreign currency transactions	(7,202,523)

22,842,699

Net change in unrealized appreciation/depreciation on:
Investments (including $861,028 deferred foreign capital gain credit)	(356,837,351)
Financial futures contracts	(7,067,836)
Swaps	(3,370,740)
Short Sales	1,745,522
Options written and structured options	(4,840,888)
Foreign currency transactions	5,803,995

(364,567,298)

Total realized and unrealized loss	(341,724,599)

Net Decrease in Net Assets Resulting from Operations	$(294,247,724)

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$47,476,875	$67,610,049
Net realized gain (loss)	22,842,699	(21,067,408)
Net change in unrealized appreciation/depreciation	(364,567,298)	761,570,622

Net increase (decrease) in net assets resulting from operations	(294,247,724)	808,113,263

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	—	(13,027,335)
Class II	—	(94,232)
Class III	—	(68,171,865)
Tax return of capital:
Class I	—	(767,656)
Class II	—	(7,050)
Class III	—	(4,541,863)

Decrease in net assets resulting from dividends and distributions to shareholders	—	(86,610,001)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	833,304,401	2,277,640,598

Net Assets:
Total increase in net assets	539,056,677	2,999,143,860
Beginning of period	5,411,001,376	2,411,857,516

End of period	$5,950,058,053	$5,411,001,376

Undistributed (distributions in excess of) net investment income	$20,578,274	$(26,898,601)

See Notes to Consolidated Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Consolidated)		2009
	(Unaudited)		(Consolidated)	2008	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.92		$12.52	$16.03	$14.78	$13.54		$12.56

Net investment income[1]	0.14		0.27	0.27	0.32	0.32		0.27
Net realized and unrealized gain (loss)	(0.82)		2.39	(3.39)	2.19	1.92		1.03

Net increase (decrease) from investment operations	(0.68)		2.66	(3.12)	2.51	2.24		1.30

Dividends and distributions from:
Net investment income	—		(0.24)	(0.33)	(0.47)	(0.41)		(0.32)
Net realized gain	—		—	(0.06)	(0.79)	(0.59)		—
Tax return of capital	—		(0.02)	—	—	—		—

Total dividends and distributions	—		(0.26)	(0.39)	(1.26)	(1.00)		(0.32)

Net asset value, end of period	$14.24		$14.92	$12.52	$16.03	$14.78		$13.54

Total Investment Return:[2]
Based on net asset value	(4.56)%	[3]	21.30%	(19.48)%	17.01%	16.53%	[4]	10.43%

Ratios to Average Net Assets:
Total expenses	0.71%	[5]	0.74%	0.80%	0.78%	0.79%		0.77%

Total expenses after fees waived	0.71%	[5]	0.74%	0.80%	0.78%	0.79%		0.77%

Net investment income	1.86%	[5]	1.99%	1.81%	2.03%	2.18%		2.07%

Supplemental Data:
Net assets, end of period (000)	$999,802		$855,977	$589,326	$755,675	$717,928		$679,681

Portfolio turnover	16%		26%	31%	34%	55%		57%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	The previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

[5]	Annualized.

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Financial Highlights (continued)

	Class II
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Consolidated)		2009
	(Unaudited)		(Consolidated)	2008	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.91		$12.53	$16.03	$14.78	$13.54		$12.56

Net investment income[1]	0.13		0.24	0.25	0.30	0.29		0.25
Net realized and unrealized gain (loss)	(0.82)		2.39	(3.39)	2.19	1.92		1.03

Net increase (decrease) from investment operations	(0.69)		2.63	(3.14)	2.49	2.21		1.28

Dividends and distributions from:
Net investment income	—		(0.22)	(0.30)	(0.45)	(0.38)		(0.30)
Net realized gain	—		—	(0.06)	(0.79)	(0.59)		—
Tax return of capital	—		(0.03)	—	—	—		—

Total dividends and distributions	—		(0.25)	(0.36)	(1.24)	(0.97)		(0.30)

Net asset value, end of period	$14.22		$14.91	$12.53	$16.03	$14.78		$13.54

Total Investment Return:[2]
Based on net asset value	(4.63)%	[3]	21.05%	(19.57)%	16.82%	16.36%	[4]	10.27%

Ratios to Average Net Assets:
Total expenses	0.86%	[5]	0.89%	0.95%	0.93%	0.94%		0.92%

Total expenses after fees waived	0.86%	[5]	0.89%	0.95%	0.93%	0.94%		0.92%

Net investment income	1.74%	[5]	1.76%	1.69%	1.90%	2.03%		1.92%

Supplemental Data:
Net assets, end of period (000)	$11,692		$7,843	$1,544	$1,521	$1,771		$1,743

Portfolio turnover	16%		26%	31%	34%	55%		57%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	The previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

[5]	Annualized.

See Notes to Consolidated Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Financial Highlights (concluded)

	Class III
	Six Months Ended
	June 30, 2010	Year Ended December 31,
	(Consolidated)	2009
	(Unaudited)	(Consolidated)	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$13.42	$11.30	$14.53	$13.51	$12.45	$11.58

Net investment income[1]	0.11	0.21	0.21	0.24	0.23	0.22
Net realized and unrealized gain (loss)	(0.74)	2.15	(3.07)	2.02	1.81	0.95

Net increase (decrease) from investment operations	(0.63)	2.36	(2.86)	2.26	2.04	1.17

Dividends and distributions from:
Net investment income	—	(0.22)	(0.31)	(0.45)	(0.39)	(0.30)
Net realized gain	—	—	(0.06)	(0.79)	(0.59)	—
Tax return of capital	—	(0.02)	—	—	—	—

Total dividends and distributions	—	(0.24)	(0.37)	(1.24)	(0.98)	(0.30)

Net asset value, end of period	$12.79	$13.42	$11.30	$14.53	$13.51	$12.45

Total Investment Return:[2]
Based on net asset value	(4.69)%[3]	20.92%	(19.67)%	16.75%	16.40%[4]	10.18%

Ratios to Average Net Assets:
Total expenses	0.96%[5]	0.99%	1.03%	1.04%	1.04%	1.02%

Total expenses after fees waived	0.96%[5]	0.99%	1.03%	1.04%	1.04%	1.02%

Net investment income	1.60%[5]	1.75%	1.66%	1.67%	1.88%	1.85%

Supplemental Data:
Net assets, end of period (000)	$4,938,564	$4,547,181	$1,820,988	$333,475	$71,208	$29,074

Portfolio turnover	16%	26%	31%	34%	55%	57%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	The previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

[5]	Annualized.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Notes to Consolidated Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Global Allocation V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its assets in the Subsidiary. Intercompany accounts and transactions have been eliminated.

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be value at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion,

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loans the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interest are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of their investment policies.

When the Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns if applicable/or pays facility and other fees on floating rate loan interests, which if applicable are shown as facility and other fees in the Consolidated Statement of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

and deliver it to the counterparty to which it sold the security short. When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and written options), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Consolidated Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from their counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value. The Fund may execute transactions in both listed and OTC options.

The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index, or group of securities depending on the combination of options used. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party commits to pay interest in exchange for the total return (coupons plus capital gains/losses) of an underlying asset. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of June 30, 2010
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and		and
	Liabilities		Liabilities
	Location	Value	Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	5,272,398	Unrealized depreciation on foreign currency exchange contracts	2,863,963

Equity contracts**	Net appreciation/depreciation; investments at value - unaffiliated/Structured options at value	470,535	Net appreciation/depreciation; Unrealized depreciation on swaps; Options written - at value	8,965,515

Total		$5,742,933		$11,829,478

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended June 30, 2010
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Net Realized Gain (Loss) from

Foreign currency exchange contracts	—	—	—	$(7,008,888)

Equity contracts	$(20,842,315)	$(11,353,041)	$2,910,291	—

Total	$(20,842,315)	$(11,353,041)	$2,910,291	$(7,008,888)

Net Change in Unrealized Appreciation/Depreciation on
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Foreign currency exchange contracts	—	—	—	$6,670,457

Equity contracts	$(7,067,836)	$(3,370,740)	$(1,159,556)	—

Total	$(7,067,836)	$(3,370,740)	$(1,159,556)	$6,670,457

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:

Average number of contracts purchased	2,667

Average number of contracts sold	64

Average notional value of contracts purchased	$144,531,558

Average notional value of contracts sold	$8,894,013

Foreign currency exchange contracts:

Average number of contracts-US dollars purchased	40

Average number of contracts-US dollars sold	35

Average US dollar amounts purchased	$223,476,658

Average US dollar amounts sold	$217,959,876

Options:

Average number of contracts purchased	20,612

Average number of contracts sold	12,489

Average notional value of contracts purchased	$2,286,532

Average notional value of contracts sold	$35,572,200

Structured options:

Average number of units	8,472

Average notional value	$24,918,016

Total return swaps:

Average number of contracts	10

Average notional value	$97,586,788

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.65% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	35

(“BIM”) and BlackRock International Limited, both affiliates of the Manager. The Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Consolidated Statement of Operations.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $51,896 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Administrator. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

The Company received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown on the Consolidated Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Consolidated Statement of Operations. For the six months ended June 30, 2010, BIM received $10,935 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the six months ended June 30, 2010, were $1,360,099,860 and $480,290,815, respectively.

Purchases and sales of US government securities for the six months ended June 30, 2010, were $422,740,991 and $287,942,724, respectively.

Transactions in options written for the six months ended June 30, 2010, were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts	Received	Contracts	Received

Outstanding options, beginning of period	15,020	$5,932,452	1,871	$1,834,267

Options written	10,266	2,109,473	426	346,561

Options closed	(2,988)	(1,508,789)	—	—

Options expired	(3,833)	(919,843)	(1,871)	(1,834,267)

Options exercised	(9,946)	(4,486,507)

Outstanding options, end of period	8,519	$1,126,786	426	$346,561

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

As of June 30, 2010, the value of portfolio holdings subject to cover call options was $16,893,705.

5. Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Consolidated Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

6. Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$19,694,526

2017	14,665,517

Total	$34,360,043

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statements of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of June 20, 2010, the Fund had the following industry classifications:

Percent of
Long-Term
Investments

U.S. Government	12%

Oil, Gas & Consumable Fuels	11

Metals & Mining	8

Foreign Agency Obligations	8

Pharmaceuticals	5

Other*	56

*	All other industries held were each less than 5% of long-term investments.

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	15,833,758	$235,577,904

Shares redeemed	(2,985,764)	(44,131,499)

Net increase	12,847,994	$191,446,405

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	15,859,836	$227,775,783

Shares issued to shareholders in reinvestment of dividends and distributions	948,194	13,794,991

Total issued	16,808,030	241,570,774

Shares redeemed	(6,476,970)	(86,929,801)

Net increase	10,331,060	$154,640,973

Class II Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	465,613	$6,898,369

Shares redeemed	(169,317)	(2,476,525)

Net increase	296,296	$4,421,844

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	37

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	490,084	$6,895,524

Shares issued to shareholders in reinvestment of dividends and distributions	6,881	101,282

Total issued	496,965	6,996,806

Shares redeemed	(94,106)	(1,295,559)

Net increase	402,859	$5,701,247

Class III Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	84,254,855	$1,127,609,582

Shares redeemed	(37,016,184)	(490,173,430)

Net increase	47,238,671	$637,436,152

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	248,876,521	$2,950,992,388

Shares issued to shareholders in reinvestment of dividends and distributions	5,563,432	72,713,728

Total issued	254,439,953	3,023,706,116

Shares redeemed	(76,785,117)	(906,407,738)

Net increase	177,654,836	$2,117,298,378

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Global Opportunities V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	During the period, the Fund’s name was changed from the BlackRock Global Growth V.I. Fund to the BlackRock Global Opportunities V.I. Fund.

•	Effective January 1, 2010, the Fund changed its primary benchmark from the S&P Global Broad Market Index to the MSCI All Country World Index. The MSCI All Country World Index represents the industry standard benchmark for global multi-cap strategies such as the Fund’s, is widely used by the Fund’s peer group, and more accurately reflects the universe of securities in which the Fund invests.

•	For the six-month period ended June 30, 2010, the Fund underperformed both the MSCI All Country World Index and the S&P Global Broad Market Index.

What factors influenced performance?

•	Fund performance relative to the new benchmark, the MSCI All Country World Index, was negatively affected by stock selection in the information technology (IT) sector, where Fund holdings underperformed their benchmark counterparts. Specific detractors included the Fund’s positioning in the communications equipment industry and its overweight in the internet software & services industry, which underperformed during the period. Additionally, stock selection in the financials, consumer staples and industrials sectors detracted from performance.

•	Conversely, factors that contributed to the Fund’s relative results included stock selection in the energy and consumer discretionary sectors. In late May, we sold BP Plc given its deteriorating earnings outlook and the lack of clarity around its valuation. This move ultimately benefited the Fund’s relative performance in the energy sector. Regionally, the Fund’s overweight in Japan and underweight in Europe proved advantageous.

Describe recent portfolio activity.

•	During the six-month period, changes to overall Fund positioning were small in magnitude. Additions to the consumer staples, energy and industrials sectors were financed by trimming positions in financials, IT and health care. The Fund generally remained underweight in emerging market equities, although many of its developed market holdings benefit from significant demand in those economies.

Describe Fund positioning at period end.

•	The Fund seeks to balance risk and reward during this important phase of recovery from a major financial crisis. We believe that a rotational, range-bound market will remain until there is more clarity on the issues facing the global economy. Against this backdrop, the Fund maintains a low-risk profile compared to its benchmark as of the end of the period. The Fund’s regional, industry and style risks at period-end remained well below its historic averages.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Total Return Based on a $10,000 Investment

	BlackRock Global	BlackRock Global
	Opportunities V.I.	Opportunities V.I.	MSCI All	S&P Global
	Fund(1)-Class I	Fund(1)-Class III	Country World	Broad Market
	Shares(2)	Shares(2)	Index(3)	Index4
6/00	10000	10000	10000	10000
6/01	7198	7180	7931	8296
6/02	5566	5538	6777	7231
6/03	5112	5074	6639	7190
6/04	6413	6349	8257	9142
6/05	7386	7294	9179	10319
6/06	9049	8914	10834	12332
6/07	12134	11924	13567	15554
6/08	12053	11816	12310	14103
6/09	8528	8337	8700	10060
6/10	9215	8986	9724	11459

[1]	The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average earnings growth.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This market capitalization-weighted index is made up of equities from forty-five countries, including the United States. Effective January 1, 2010, the Fund changed the benchmark against which it measures its performance from the S&P Global Broad Market Index to the MSCI All Country World Index.

[4]	This rules-based index is designed to measure global stock market performance.
Performance Summary as of June 30, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years		10 Years

Class I Shares[5]	(11.21)%	8.06%	4.52%		(0.81)%

Class III Shares[5]	(11.33)	7.79	4.26	[6]	(1.06)[6]

MSCI All Country World Index	(9.37)	11.76	1.16		(0.28)

S&P Global Broad Market Index	(8.26)	13.90	2.12		1.37

[5]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Fund Information as of June 30, 2010

Percent of
Geographic Allocation	Long-Term Investments

United States	54%
Japan	9
Germany	6
Canada	5
United Kingdom	4
Netherlands	3
France	3
Switzerland	2
Spain	2
Other[1]	12

[1]	Other includes a 1% investment in each of the following countries: Hong Kong, Sweden, Mexico, Thailand, Finland, China, Belgium, India, Brazil, Singapore, Taiwan, Ireland, South Korea, Russia and Austria.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Expense Ratio

Class I	$1,000	$887.90	$5.15	$1,000	$1,019.35	$5.51	1.10%

Class III	$1,000	$886.70	$6.32	$1,000	$1,018.11	$6.76	1.35%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
Derivative Financial Instruments

The Fund may invest in various derivative instruments, including options and forward currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Austria — 0.4%
Erste Bank der Oesterreichischen Sparkassen AG	6,500	$206,234

Belgium — 0.6%
Anheuser-Busch InBev NV	6,600	317,337

Brazil — 0.6%
BM&FBOVESPA SA	15,000	97,230
Banco Santander Brasil SA — ADR	8,900	91,937
Cia de Bebidas das Americas, Preference Shares — ADR	1,200	121,212

		310,379

Canada — 4.3%
Canadian Natural Resources Ltd.	10,600	351,790
Crescent Point Energy Corp.	7,100	247,838
Enbridge Inc.	6,000	279,442
Pan American Silver Corp.	15,500	391,840
Silver Wheaton Corp. (a)	12,900	259,290
Suncor Energy, Inc.	6,200	182,468
The Toronto-Dominion Bank	3,100	200,872
TransCanada Corp.	8,100	270,951

		2,184,491

Cayman Islands — 0.4%
Want Want China Holdings Ltd.	232,200	194,914

China — 0.7%
China Construction Bank, Class H	177,900	143,212
Focus Media Holding Ltd. — ADR (a)	12,300	191,019

		334,231

Finland — 0.7%
Fortum Oyj	9,400	206,337
Nokia Oyj — ADR	20,800	169,520

		375,857

France — 2.7%
AXA SA	8,000	122,217
BNP Paribas SA	3,940	211,976
Compagnie Generale des Etablissements Michelin	3,900	271,722
Pinault-Printemps-Redoute	900	111,801
Total SA	8,700	388,359
Unibail — Rodamco	1,400	228,175

		1,334,250

Germany — 6.1%
Bayerische Motoren Werke AG	5,200	252,599
Deutsche Boerse AG	2,300	139,733
Deutsche Lufthansa AG	26,900	371,880
Deutsche Post AG	21,000	306,183
Deutsche Telekom AG	21,800	257,362
Fresenius Medical Care AG	4,000	215,444
Merck KGaA	1,400	102,702
RWE AG	3,600	235,570
SAP AG — ADR	7,300	323,390
Siemens AG	5,600	500,864
Volkswagen AG, Preference Shares	4,264	374,169

		3,079,896

Hong Kong — 1.4%
CNOOC Ltd. — ADR	1,400	238,238
Cheung Kong Holdings Ltd.	26,000	301,840
Wing Hang Bank Ltd.	14,900	145,475

		685,553

India — 0.6%
Punjab National Bank Ltd.	10,300	231,279
Sterlite Industries India Ltd. — ADR	5,600	79,744

		311,023

Ireland — 0.5%
Accenture Plc	7,000	270,550

Israel — 0.3%
Teva Pharmaceutical Industries Ltd. — ADR	3,400	176,766

Italy — 0.4%
Intesa Sanpaolo SpA	68,500	180,409

Japan — 9.0%
Amada Co., Ltd.	45,800	301,055
Asahi Breweries Ltd.	10,500	177,881
Canon, Inc.	8,700	324,244
Honda Motor Co., Ltd.	12,100	355,411
Itochu Corp.	45,400	354,913
JTEKT Corp.	52,700	487,379
Japan Tobacco, Inc.	130	404,443
Marubeni Corp.	71,800	368,076
Mitsubishi UFJ Financial Group, Inc.	45,900	208,418
Nitto Denko Corp.	7,600	249,306
Nomura Holdings, Inc.	37,400	204,334
Sumitomo Heavy Industries Ltd.	50,500	296,311
Sumitomo Mitsui Financial Group, Inc.	9,000	254,721
T&D Holdings, Inc.	12,600	269,418
Tokio Marine Holdings, Inc.	9,500	249,754

		4,505,664

Malaysia — 0.4%
CIMB Group Holdings Bhd	94,800	204,111

Mexico — 0.9%
Fomento Economico Mexicano, SA de CV — ADR	4,200	181,230
Grupo Mexico, SA de CV	105,900	251,382

		432,612

Netherlands — 2.8%
Aegon NV (a)	40,000	212,474
Corio NV	2,400	116,547

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	JPY	Japanese Yen
AUD	Australian Dollar	MXN	Mexican New Peso
BRL	Brazilian Real	NOK	Norwegian Krone
CAD	Canadian Dollar	NZD	New Zealand Dollar
CHF	Swiss Franc	PLN	Poland Zloty
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	USD	US Dollar
HKD	Hong Kong Dollar	ZAR	South African Rand

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Netherlands (concluded)

ING Groep NV CVA (a)	33,000	$244,217
Royal Dutch Shell Plc, Class A	32,400	814,462

		1,387,700

Russia — 0.4%
VimpelCom Ltd. — ADR (a)	13,700	221,666

Singapore — 0.6%
CapitaLand Ltd.	53,100	135,402
DBS Group Holdings Ltd.	16,000	155,278

		290,680

South Africa — 0.4%
Naspers Ltd.	5,500	185,215

South Korea — 0.5%
Samsung Electronics Co., Ltd.	400	250,886

Spain — 1.7%
Banco Santander SA	30,500	319,829
Inditex SA	4,100	233,788
Telefonica SA	15,800	292,691

		846,308

Sweden — 1.0%
Nordea Bank AB	26,600	219,348
Svenska Cellulosa AB	24,700	290,505

		509,853

Switzerland — 1.9%
Nestle SA, Registered Shares	9,900	477,366
Novartis AG, Registered Shares	5,500	266,547
Swiss Life Holding	2,300	219,818

		963,731

Taiwan — 0.6%
Mega Financial Holding Co., Ltd.	298,100	159,168
Siliconware Precision Industries Co., Ltd. — ADR	24,000	128,400

		287,568

Thailand — 0.8%
Bangkok Bank PCL, Foreign Shares	31,500	123,168
Banpu PCL	15,400	285,225

		408,393

United Kingdom — 3.8%
Barclays Plc	70,300	280,602
GlaxoSmithKline Plc	12,700	215,657
HSBC Holdings Plc	28,425	259,682
Tullow Oil Plc	17,100	254,368
Unilever Plc	9,800	261,973
Vodafone Group Plc — ADR	16,700	345,189
WPP Plc	29,200	275,078

		1,892,549

United States — 51.6%
ACE Ltd.	5,700	293,436
AMR Corp. (a)	28,900	195,942
AT&T, Inc.	15,900	384,621
Aetna, Inc.	4,500	118,710
American Electric Power Co., Inc.	7,900	255,170
Ameriprise Financial, Inc.	8,400	303,492
Apple, Inc. (a)	2,300	578,519
Applied Materials, Inc.	16,400	197,128
Arch Coal, Inc.	10,100	200,081
Avon Products, Inc.	8,800	233,200
Bemis Co.	9,400	253,800
Bristol-Myers Squibb Co.	19,300	481,342
Bucyrus International, Inc.	6,200	294,190
Bunge Ltd.	3,700	182,003
CVS Caremark Corp.	5,900	172,988
Caterpillar, Inc.	7,500	450,525
Celgene Corp. (a)	2,400	121,968
Chevron Corp.	6,300	427,518
Cisco Systems, Inc. (a)	19,500	415,545
Citigroup, Inc. (a)	51,600	194,016
Colgate-Palmolive Co.	5,600	441,056
Comerica, Inc.	7,200	265,176
ConAgra Foods, Inc.	12,700	296,164
ConocoPhillips	10,800	530,172
Corning, Inc.	22,700	366,605
DIRECTV, Class A (a)	8,800	298,496
Deere & Co.	4,700	261,696
Dominion Resources, Inc.	6,500	251,810
E.I. du Pont de Nemours & Co.	5,400	186,786
EMC Corp. (a)	20,000	366,000
EOG Resources, Inc.	2,400	236,088
eBay, Inc. (a)	16,000	313,760
Edison International	9,700	307,684
Entergy Corp.	4,200	300,804
Express Scripts, Inc. (a)	4,100	192,782
Exxon Mobil Corp.	12,400	707,668
FMC Corp.	6,100	350,323
Federal Realty Investment Trust	3,600	252,972
FedEx Corp.	3,500	245,385
General Electric Co.	45,000	648,900
General Mills, Inc.	7,300	259,296
Genzyme Corp. (a)	2,600	132,002
Goodrich Corp.	7,100	470,375
Google, Inc., Class A (a)	800	355,960
Hewlett-Packard Co.	5,700	246,696
Home Depot, Inc.	3,900	109,473
Hudson City Bancorp, Inc.	2,300	28,152
Intel Corp.	12,100	235,345
International Business Machines Corp.	3,700	456,876
International Paper Co.	10,200	230,826
JPMorgan Chase & Co.	6,000	219,660
KeyCorp	46,100	354,509
Kohl’s Corp. (a)	5,100	242,250
Liberty Global, Inc. (a)	10,700	278,093
Lincoln National Corp.	9,800	238,042
McKesson Corp.	2,800	188,048
Microsoft Corp.	29,400	676,494
NII Holdings, Inc. (a)	5,400	175,608
Newmont Mining Corp.	12,200	753,228
News Corp., Class A	21,400	255,944
Nike, Inc., Class B	4,200	283,710
Norfolk Southern Corp.	7,800	413,790
Occidental Petroleum Corp.	6,700	516,905
Oracle Corp.	14,200	304,732
PPL Corp.	10,000	249,500
PepsiCo, Inc.	7,800	475,410
Pfizer, Inc.	24,900	355,074
Piper Jaffray Cos. (a)	2,800	90,216
Qwest Communications International, Inc.	29,100	152,775
Sonoco Products Co.	8,300	252,984
Sprint Nextel Corp. (a)	36,500	154,760
St. Jude Medical, Inc. (a)	1,700	61,353
Stanley Black & Decker, Inc.	5,027	253,964
SunTrust Banks, Inc.	14,900	347,170
T. Rowe Price Group, Inc.	4,000	177,560
Target Corp.	4,300	211,431
Temple-Inland, Inc.	14,000	289,380

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (concluded)

Texas Instruments, Inc.	10,300	$239,784
Textron, Inc.	13,500	229,095
Thermo Fisher Scientific, Inc. (a)	6,100	299,205
U.S. Bancorp	12,200	272,670
United Parcel Service, Inc., Class B	6,300	358,407
UnitedHealth Group, Inc.	4,200	119,280
Urban Outfitters, Inc. (a)	5,400	185,706
Wal-Mart Stores, Inc.	8,000	384,560
WellPoint, Inc. (a)	2,400	117,432
Yum! Brands, Inc.	9,300	363,072
Zions Bancorp.	11,700	252,369

		25,893,692

Total Long-Term Investments (Cost — $49,805,946) — 96.1%		48,242,518

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.16% (b)(c)	1,776,489	1,776,489

Total Short-Term Securities (Cost — $1,776,489) — 3.6%		1,776,489

Total Investments Before Outstanding Options Written (Cost — $51,582,435*) — 99.7%		50,019,007

Options Written	Contracts

Exchange-Traded Call Options Written — (0.0)%
Edison International, Strike Price USD 32.50, expires 7/17/10	50	(1,500)
Sprint Nextel Corp., Strike Price USD 5, expires 11/20/10	365	(16,608)

		(18,108)

Exchange-Traded Put Options Written — (0.1)%
Sprint Nextel Corp., Strike Price USD 4, expires 11/20/10	365	(20,805)

Over-the-Counter Call Options Written — (0.0)%
Entergy Corp., Strike Price USD 76, expires 8/13/10, Broker Jeffries & Co., Inc.	21	(1,458)
PPL Corp., Strike Price USD 26, expires 8/13/10, Broker Jeffries & Co., Inc.	52	(1,643)
Piper Jaffray Cos., Strike Price USD 37, expires 7/21/10, Broker UBS AG	28	(285)
Qwest Communications International Inc., Strike Price USD 5.50, expires 11/18/10, Broker Citibank NA	291	(4,781)

		(8,167)

Over-the-Counter Put Options Written — (0.0)%
Qwest Communications International Inc., Strike Price USD 5, expires 11/18/10, Broker Citibank NA	291	(3,993)

Total Options Written (Premiums Received — $55,017) — (0.1)%		(51,073)

Total Investments, Net of Outstanding Options Written — 99.6%		49,967,934
Other Assets Less Liabilities — 0.4%		215,050

Net Assets — 100.0%		$50,182,984

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$52,209,179

Gross unrealized appreciation	$2,011,564
Gross unrealized depreciation	(4,201,736)

Net unrealized depreciation	$(2,190,172)

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	377,439	1,399,050	1,776,489	$769

(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of June 30, 2010 were as follows:

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

BRL 690,245	USD 370,900	Royal Bank of Scotland	7/02/10	$11,335
CHF 100,000	USD 92,816	Deutsche Bank AG	7/02/10	(39)
USD 370,900	BRL 660,944	Goldman Sachs	7/02/10	4,891
USD 383,150	BRL 690,245	Royal Bank of Scotland	7/02/10	915
USD 46,349	EUR 38,000	Citibank NA	7/02/10	(120)
AUD 1,826,000	USD 1,649,180	UBS AG	7/21/10	(116,049)
CAD 1,474,000	USD 1,466,066	Citibank NA	7/21/10	(81,632)
CAD 171,000	USD 166,174	Deutsche Bank AG	7/21/10	(5,565)
CHF 42,000	USD 36,670	Citibank NA	7/21/10	2,309
CHF 112,000	USD 99,125	Morgan Stanley Capital Services, Inc.	7/21/10	4,819
CHF 133,600	USD 117,319	Royal Bank of Scotland	7/21/10	6,671
CHF 1,024,000	USD 954,455	UBS AG	7/21/10	(4,112)
DKK 147,000	USD 25,350	UBS AG	7/21/10	(1,217)
EUR 286,000	USD 350,842	Citibank NA	7/21/10	(1,071)
EUR 315,800	USD 391,061	Deutsche Bank AG	7/21/10	(4,845)
EUR 20,000	USD 25,174	Morgan Stanley Capital Services, Inc.	7/21/10	(715)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Schedule of Investments (continued)

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

EUR 83,000	USD 102,983	Royal Bank of Scotland	7/21/10	$(1,476)
GBP 1,688,000	USD 2,592,018	Citibank NA	7/21/10	(70,018)
GBP 381,000	USD 581,038	Morgan Stanley Capital Services, Inc.	7/21/10	(11,795)
GBP 222,400	USD 326,711	UBS AG	7/21/10	5,572
HKD 1,133,000	USD 145,880	Royal Bank of Scotland	7/21/10	(365)
HKD 8,937,000	USD 1,152,147	UBS AG	7/21/10	(4,340)
JPY 25,795,000	USD 288,535	Citibank NA	7/21/10	3,313
JPY 30,715,000	USD 333,957	Deutsche Bank AG	7/21/10	13,556
JPY 23,415,000	USD 260,985	Morgan Stanley Capital Services, Inc.	7/21/10	3,935
JPY 60,000,000	USD 655,903	Royal Bank of Scotland	7/21/10	22,944
JPY 28,683,000	USD 317,664	UBS AG	7/21/10	6,859
MXN 1,764,000	USD 142,971	Citibank NA	7/21/10	(6,863)
NOK 1,000,000	USD 168,916	Citibank NA	7/21/10	(15,423)
NZD 139,000	USD 93,593	Royal Bank of Scotland	7/21/10	1,605
PLN 305,000	USD 103,779	Deutsche Bank AG	7/21/10	(14,005)
SEK 619,000	USD 86,304	Citibank NA	7/21/10	(6,920)
SEK 81,000	USD 10,650	Deutsche Bank AG	7/21/10	(262)
SEK 148,400	USD 18,887	UBS AG	7/21/10	145
SGD 219,000	USD 159,747	Deutsche Bank AG	7/21/10	(3,227)
SGD 358,000	USD 253,919	Morgan Stanley Capital Services, Inc.	7/21/10	1,944
USD 813,174	AUD 935,000	Goldman Sachs	7/21/10	28,138
USD 334,897	AUD 400,000	UBS AG	7/21/10	(948)
USD 424,608	CAD 440,000	Citibank NA	7/21/10	11,344
USD 46,734	CAD 47,000	Royal Bank of Scotland	7/21/10	2,590
USD 330,265	CAD 341,000	UBS AG	7/21/10	9,985
USD 77,982	CHF 89,000	Citibank NA	7/21/10	(4,616)
USD 92,839	CHF 100,000	Deutsche Bank AG	7/21/10	32
USD 164,053	CHF 177,000	UBS AG	7/21/10	(215)
USD 2,287,932	EUR 1,719,000	Citibank NA	7/21/10	185,641
USD 904,294	EUR 688,000	Deutsche Bank AG	7/21/10	62,888
USD 70,056	EUR 57,000	Morgan Stanley Capital Services, Inc.	7/21/10	346
USD 12,383	EUR 10,000	Royal Bank of Scotland	7/21/10	153
USD 378,669	EUR 306,000	UBS AG	7/21/10	4,439
USD 39,293	GBP 26,000	Deutsche Bank AG	7/21/10	447
USD 831,682	GBP 562,000	UBS AG	7/21/10	(7,989)
USD 62,157	HKD 484,000	Citibank NA	7/21/10	(5)
USD 75,136	HKD 585,000	UBS AG	7/21/10	2
USD 1,693,892	JPY 159,422,000	Citibank NA	7/21/10	(109,826)
USD 482	JPY 44,000	Morgan Stanley Capital Services, Inc.	7/21/10	(16)
USD 120,243	JPY 11,311,000	UBS AG	7/21/10	(7,731)
USD 491,397	SGD 674,000	Deutsche Bank AG	7/21/10	9,687
ZAR 2,340,000	USD 309,548	UBS AG	7/21/10	(5,810)
BRL 665,691	USD 370,900	Goldman Sachs	8/03/10	(4,797)

Total				$(85,507)

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Austria	—	$206,234	—	$206,234
Belgium	—	317,337	—	317,337
Brazil	$310,379	—	—	310,379
Canada	2,184,491	—	—	2,184,491
Cayman Islands	—	194,914	—	194,914
China	191,019	143,212	—	334,231
Finland	169,520	206,337	—	375,857
France	—	1,334,250	—	1,334,250
Germany	426,092	2,653,804	—	3,079,896
Hong Kong	540,078	145,475	—	685,553
India	79,744	231,279	—	311,023
Ireland	270,550	—	—	270,550
Israel	176,766	—	—	176,766
Italy	—	180,409	—	180,409
Japan	355,411	4,150,253	—	4,505,664
Malaysia	—	204,111	—	204,111
Mexico	432,612	—	—	432,612
Netherlands	—	1,387,700	—	1,387,700
Russia	221,666	—	—	221,666
Singapore	—	290,680	—	290,680
South Africa	—	185,215	—	185,215

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Schedule of Investments (concluded)

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets: Investments in Securities: Common Stocks (concluded):
South Korea	—	$250,886	—	$250,886
Spain	—	846,308	—	846,308
Sweden	—	509,853	—	509,853
Switzerland	—	963,731	—	963,731
Taiwan	$128,400	159,168	—	287,568
Thailand	—	408,393	—	408,393
United Kingdom	345,189	1,547,360	—	1,892,549
United States	25,893,692	—	—	25,893,692
Short-Term Securities	1,776,489	—	—	1,776,489

Total	$33,502,098	$16,516,909	—	$50,019,007

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$406,505	—	$406,505
Liabilities:
Foreign currency exchange contracts	—	(492,012)	—	(492,012)
Equity contracts	$(38,913)	(12,160)	—	(51,073)

Total	$(38,913)	$(97,667)	—	$(136,580)

[1]	Derivative financial instruments are foreign currency exchange contracts and options written. Foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$49,805,946)	$48,242,518
Investments at value—affiliated (cost—$1,776,489)	1,776,489
Unrealized appreciation on foreign currency exchange contracts	406,505
Foreign currency at value (cost—$212,466)	210,934
Investments sold receivable	892,614
Dividends receivable	130,129
Options written receivable	7,849
Capital shares sold receivable	143
Prepaid expenses	25,928

Total assets	51,693,109

Liabilities:
Options written, at value (premiums received—$55,017)	51,073
Unrealized depreciation on foreign currency exchange contracts	492,012
Investments purchased payable	823,203
Capital shares redeemed payable	55,505
Investment advisory fees payable	32,460
Other affiliates payable	1,109
Officer’s and Directors’ fees payable	248
Distribution fees payable	183
Other accrued expenses payable	54,332

Total liabilities	1,510,125

Net Assets	$50,182,984

Net Assets Consist of:
Paid-in capital	$104,018,282
Undistributed net investment income	484,684
Accumulated net realized loss	(52,674,576)
Net unrealized appreciation/depreciation	(1,645,406)

Net Assets	$50,182,984

Net Asset Value:
Class I—Based on net assets of $49,304,913 and 4,325,310 shares outstanding, 100 million shares authorized, $0.10 par value	$11.40

Class III—Based on net assets of $878,071 and 77,347 shares outstanding, 100 million shares authorized, $0.10 par value	$11.35

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends	$755,747
Foreign taxes withheld	(50,169)
Dividends—affiliated	769

Total income	706,347

Expenses:
Investment advisory	217,808
Professional	29,240
Custodian	24,728
Accounting services	14,782
Officer and Directors	10,120
Printing	6,813
Transfer agent—Class I	2,696
Transfer agent—Class III	43
Distribution—Class III	1,145
Miscellaneous	12,652

Total expenses	320,027
Less fees waived by advisor	(448)

Total expenses after fees waived	319,579

Net investment income	386,768

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	3,589,648
Options written	18,478
Foreign currency transactions	(242,799)

3,365,327

Net change in unrealized appreciation/depreciation on:
Investments	(10,294,881)
Options written	3,944
Foreign currency transactions	3,557

(10,287,380)

Total realized and unrealized loss	(6,922,053)

Net Decrease in Net Assets Resulting from Operations	$(6,535,285)

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$386,768	$624,213
Net realized gain	3,365,327	15,164,662
Net change in unrealized appreciation/depreciation	(10,287,380)	7,100,266

Net increase (decrease) in net assets resulting from operations	(6,535,285)	22,889,141

Dividends to Shareholders From:
Net investment income:
Class I	—	(1,453,221)
Class III	—	(20,769)

Decrease in net assets resulting from dividends to shareholders	—	(1,473,990)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(5,239,441)	(6,855,522)

Net Assets:
Total increase (decrease) in net assets	(11,774,726)	14,559,629
Beginning of period	61,957,710	47,398,081

End of period	$50,182,984	$61,957,710

Undistributed net investment income	$484,684	$97,916

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.84		$9.69	$18.02	$13.29	$10.99	$9.65

Net investment income[1]	0.08		0.11	0.13	0.14	0.13	0.13
Net realized and unrealized gain (loss)	(1.52)		3.34	(8.41)	4.76	2.29	1.34

Net increase (decrease) from investment operations	(1.44)		3.45	(8.28)	4.90	2.42	1.47

Dividends from net investment income	—		(0.30)	(0.05)	(0.17)	(0.12)	(0.13)

Net asset value, end of period	$11.40		$12.84	$9.69	$18.02	$13.29	$10.99

Total Investment Return:[2]
Based on net asset value	(11.21)%	[3]	35.65%	(45.93)%	36.88%	22.01%	15.19%

Ratios to Average Net Assets:
Total expenses	1.10%	[4]	1.11%	0.99%	0.95%	0.96%	1.00%

Total expenses after fees waived	1.10%	[4]	1.11%	0.99%	0.95%	0.96%	1.00%

Net investment income	1.33%	[4]	1.02%	0.88%	0.90%	1.08%	1.32%

Supplemental Data:
Net assets, end of period (000)	$49,305		$61,030	$47,267	$115,961	$76,032	$63,494

Portfolio turnover	75%		218%	131%	64%	85%	117%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Financial Highlights (concluded)

	Class III
				Period					Period
				June 23,					September 30,
	Six Months Ended		Year Ended	2008[1] to					2004[3] to
	June 30, 2010		December 31,	December 31,	Year Ended December 31,				December 31,
	(Unaudited)		2009	2008	2007[2]		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$12.80		$9.68	$15.76	$13.28		$11.00	$9.65	$8.76

Net investment income[4]	0.07		0.06	0.02	0.11		0.12	0.10	0.05
Net realized and unrealized gain (loss)	(1.52)		3.36	(6.06)	4.76		2.28	1.38	0.99

Net increase (decrease) from investment operations	(1.45)		3.42	(6.04)	4.87		2.40	1.48	1.04

Dividends from net investment income	—		(0.30)	(0.04)	(0.14)		(0.12)	(0.13)	(0.15)

Net asset value, end of period	$11.35		$12.80	$9.68	$18.01		$13.28	$11.00	$9.65

Total Investment Return:[5]
Based on net asset value	(11.33)%	[6]	35.38%	(38.29)% [6]	36.66%		21.81%	15.29%	11.82% [6]

Ratios to Average Net Assets:
Total expenses	1.35%	[7]	1.39%	1.36% [7]	1.17%		1.07%	1.00%	0.92% [7]

Total expenses after fees waived	1.35%	[7]	1.39%	1.36% [7]	1.17%		1.07%	1.00%	0.92% [7]

Net investment income	1.14%	[7]	0.48%	1.20% [7]	0.69%		1.00%	1.24%	2.09% [7]

Supplemental Data:
Net assets, end of period (000)	$878		$928	$132	$—	[2]	$2	$1	$1

Portfolio turnover	75%		218%	131%	64%		85%	117%	78%

[1]	Recommencement of operations.

[2]	All shares were redeemed as of December 31, 2007.

[3]	Commencement of operations.

[4]	Based on average shares outstanding.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Global Opportunities V.I. Fund (“the Fund”) (formerly BlackRock Global Growth V.I. Fund), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (foreign currency exchange contracts and written options), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, their exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund does not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value. The Fund may execute transactions in both listed and OTC options.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of June 30, 2010
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and		and
	Liabilities		Liabilities
	Location	Value	Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$406,505	Unrealized depreciation on foreign currency exchange contracts	$492,012

Equity contracts			Options written at value	51,073

Total		$406,505		$543,085

The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended June 30, 2010
	Foreign Currency
	Transactions	Options	Total

Net Realized Gain (Loss) from

Foreign currency transactions	$(306,239)	$—	$(306,239)

Equity contracts	—	$18,478	$18,478

Net Change in Unrealized Appreciation/Depreciation on

Foreign currency transactions	$21,425	$—	$21,425

Equity contracts	—	$3,944	$3,944

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Foreign currency exchange contracts:

Average number of contracts – US dollars purchased	44

Average number of contracts – US dollars sold	43

Average US dollar amounts purchased	$10,947,744

Average US dollar amounts sold	$15,703,477

Options:

Average number of contracts written	842

Average notional value of contracts written	$864,225

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.75% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $556 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Administrator. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares,

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2010, were $42,337,743 and $48,630,957, respectively.

Transactions in options written for the six months ended June 30, 2010, were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts*	Received	Contracts*	Received

Outstanding options, beginning of period	—	—	—	—

Options written	1,030	$47,283	811	$32,338

Options closed	—	—	(70)	(9,627)

Options expired	(223)	(10,989)	(85)	(3,988)

Outstanding options, end of period	807	$36,294	656	$18,723

*	One contract represents a notional amount of $100.

As of June 30, 2010, the value of portfolio securities subject to cover call options written was $836,493.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

6.  Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2010	$41,396,526

2011	6,428,142

2017	7,590,088

Total	$55,414,756

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statements of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedule of Investments for concentrations in specific countries.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

As of June 30, 2010, the Fund had the following industry classifications:

Percent of
Long-Term
Industry	Investments

Oil, Gas & Consumable Fuels	12%

Commercial Banks	11

Machinery	4

Metals & Mining	4

Other*	69

*	All other industries held were each less than 5% of long-term investments.

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	112,996	$1,455,428

Shares redeemed	(541,979)	(6,763,007)

Net decrease	(428,983)	$(5,307,579)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	3,295,209	$33,075,938

Shares issued to shareholders in reinvestment of dividends	113,683	1,453,221

Total issued	3,408,892	34,529,159

Shares redeemed	(3,533,857)	(42,103,345)

Net decrease	(124,965)	$(7,574,186)

Class III Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	16,928	$219,848

Shares redeemed	(12,057)	(151,710)

Net increase	4,871	$68,138

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	62,421	$760,218

Shares issued to shareholders in reinvestment of dividends	1,617	20,769

Total issued	64,038	780,987

Shares redeemed	(5,150)	(62,323)

Net increase	58,888	$718,664

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Government Income V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2010, the Fund outperformed its benchmark, a 50%/50% blend of the Barclays Capital Mortgage-Backed Securities Index and the BofA Merrill Lynch 10-Year Treasury Index.

What factors influenced performance?

•	Spread sectors generally performed well during the six-month period, even in the face of weaker economic data and the European sovereign debt crisis. As a result, the Fund’s exposure to non-agency mortgage-backed securities (MBS), which are not represented in the benchmark index, benefited performance. Also additive to Fund results was an overweight position in agency MBS, particularly 30-year pass-throughs, which performed well following the end of the Federal Reserve’s mortgage purchase program and through the second quarter. Finally, a longer duration bias and a yield-curve-flattening position aided Fund performance as the curve flattened in the latter half of the period.

•	Conversely, the Fund’s yield curve positioning in the first half of the reporting period modestly detracted from performance.

Describe recent portfolio activity.

•	Early in the six-month period, we increased the Fund’s exposure to US Treasuries. However, given the second-quarter rally in government assets, we reduced exposure to the sector and the Fund ended the period with less exposure than where it began. We also reduced exposure to agency mortgages (primarily at the bottom of the coupon stack) following strong performance due to favorable supply and demand conditions. We also reduced the Fund’s position in agency debt and increased exposure to foreign government-guaranteed issuers.

Describe Fund positioning at period end.

•	As of the end of the period, the Fund’s duration was short relative to the benchmark. The Fund was underweight in government-related sectors including Treasuries and agency mortgages, which face increased refinancing risk due to the recent rally in government assets pushing rates down. The Fund also had modest allocations to agency debt and foreign government-guaranteed paper at period end. In the non-government space, the Fund continued to hold an allocation outside of the benchmark indexes in non-agency MBS, which we believe are attractive given their high loss-adjusted yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Total Return Based on a $10,000 Investment

		50% Barclays
		Capital Mortgage-Backed
		Securities Index
	BlackRock Government	& 50%
	Income V.I.	BofA Merrill	BofA Merrill	Barclays Capital
	Fund(2)-Class I	Lynch 10-Year	Lynch 10-Year	Mortgage-Backed Securities
	Shares(1)	Treasury Index(3)	Treasury Index(3)	Index(3)
6/00	10000	10000	10000	10000
6/01	11005	10983	10835	11128
6/02	11934	11952	11768	12128
6/03	12962	13225	13605	12821
6/04	12895	13137	13115	13107
6/05	13771	14170	14370	13912
6/06	13702	13783	13538	13966
6/07	14187	14567	14213	14859
6/08	15040	16046	15982	16023
6/09	15538	17414	17167	17527
6/10	16982	18786	18575	18837

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in fixed income securities issued or guaranteed by the US government, its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by US Government sponsored enterprises.

[3]	This composite index is comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the BofA Merrill Lynch 10-Year Treasury Index (50%). The Barclays Capital Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The BofA Merrill Lynch 10-Year Treasury Index is a widely recognized unmanaged one security index that consists of the current “on-the-run” 10-Year Treasury issue.
Performance Summary as of June 30, 2010

	Standardized	6-Month	Average Annual Total Returns
	30-Day Yield	Total Returns	1 Year	5 Years	10 Years

Class I Shares[4]	3.85%	7.38%	9.29%	4.28%	5.44%

50% Barclays Capital Mortgage-Backed Securities Index/50% BofA Merrill Lynch 10-Year Treasury Index	—	6.90	7.87	5.80	6.51

Barclays Capital Mortgage-Backed Securities Index	—	4.46	7.47	6.25	6.54

BofA Merrill Lynch 10-Year Treasury Index	—	9.36	8.20	5.27	6.39

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Fund Information as of June 30, 2010

Percent of
Portfolio Composition	Long-Term Investments

U.S. Government Sponsored Agency Securities	79%
U.S. Treasury Obligations	18
Corporate Bonds	1
Non-Agency Mortgage-Backed Securities	1
Foreign Agency Obligations	1

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through borrowings including entering into reverse repurchase agreements and treasury rolls. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased returns to the Fund, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce investment returns.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, swaps, swaptions, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Including Interest Expense

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Expense Ratio

Class I	$1,000	$1,073.80	$4.16	$1,000	$1,020.78	$4.06	0.81%

	Excluding Interest Expense

Class I	$1,000	$1,073.80	$3.19	$1,000	$1,021.73	$3.11	0.62%

[1]	Expenses are equal to the expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)	Value

Carrington Mortgage Loan Trust, Series 2006-NC1, Class A2, 0.51%, 1/25/36 (a)	$1,861	$1,828,313

Total Asset-Backed Securities — 0.9%		1,828,313

Corporate Bonds

Capital Markets — 0.6%
CDP Financial, Inc., 3.00%, 11/25/14 (b)	1,295	1,306,932

Commercial Banks — 1.7%
Dexia Credit Local SA, 2.00%, 3/05/13 (b)	665	664,632
Eksportfinans ASA:
1.88%, 4/02/13	1,760	1,774,415
3.00%, 11/17/14	990	1,019,516

		3,458,563

Thrifts & Mortgage Finance — 0.4%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (b)	880	909,178

Total Corporate Bonds — 2.7%		5,674,673

Foreign Agency Obligations

Inter-American Development Bank, 2.25%, 7/15/15	1,835	1,845,279
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13	95	102,091
Series E, 5.25%, 7/02/12	320	345,454
Province of Ontario Canada:
4.10%, 6/16/14	50	53,770
Series 1, 1.88%, 11/19/12	785	794,169

Total Foreign Agency Obligations — 1.5%		3,140,763

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 1.6%
Countrywide Alternative Loan Trust, Series 2008-2R:
Class 3A1, 6.00%, 8/25/37	1,373	968,768
Class 4A1, 6.25%, 8/25/37	2,604	2,114,717
Residential Funding Mortgage Securities I, Series 2007-S2, Class A3, 6.00%, 2/25/37	362	351,875

Total Non-Agency Mortgage-Backed Securities — 1.6%		3,435,360

U.S. Government Sponsored Agency Securities

Agency Obligations — 2.5%
Fannie Mae, 2.63%, 11/20/14	1,390	1,436,583
Freddie Mac, 1.13%, 12/15/11	3,740	3,769,531

		5,206,114

Collateralized Mortgage Obligations — 4.7%
Freddie Mac Mortgage-Backed Securities, Series 3207, Class NB, 6.00%, 11/15/30	781	793,293
Ginnie Mae Mortgage-Backed Securities, Class Z (a):
Series 2004-43, 4.50%, 6/16/44	4,260	3,959,218
Series 2004-45, 5.68%, 6/16/45	4,584	5,140,701

		9,893,212

Federal Deposit Insurance Corporation Guaranteed — 0.8%
General Electric Capital Corp.:
2.00%, 9/28/12	1,300	1,331,039
2.13%, 12/21/12	365	375,252

		1,706,291

Interest Only Collateralized Mortgage Obligations — 5.2%
Fannie Mae Mortgage-Backed Securities (a):
Series 2006-58, Class SI, 6.31%, 7/25/36	5,488	664,875
Series 2010-2, Class SG, 6.22%, 10/25/39	9,817	969,294
Freddie Mac Mortgage-Backed Securities, Series 3153, Class SI, 6.36%, 5/15/36 (a)	6,440	793,639
Ginnie Mae Mortgage-Backed Securities (a):
Series 2002-83, Class IO, 1.57%, 10/16/42	37,289	567,104
Series 2003-17, Class IO, 1.24%, 3/16/43	59,575	1,322,589
Series 2003-109, Class IO, 1.10%, 11/16/43	33,350	727,209
Series 2004-9, Class IO, 1.38%, 3/16/34	16,785	361,839
Series 2004-77, Class IO, 1.07%, 9/16/44	43,955	999,205
Series 2007-7, Class JI, 5.86%, 2/20/37	4,669	559,683
Series 2007-36, Class SG, 6.12%, 6/20/37	5,811	638,656
Series 2009-33, Class SN, 6.04%, 5/20/39	6,670	599,357
Series 2009-64, Class SY, 5.84%, 8/20/39	5,159	515,235
Series 2009-92, Class SC, 5.86%, 10/16/39	6,874	686,819
Series 2009-106, Class SL, 5.76%, 4/20/36	5,178	568,984
Series 2009-110, Class CS, 6.04%, 11/16/39	8,852	969,791

		10,944,279

Interest Only Mortgage-Backed Securities — 0.3%
Ginnie Mae Mortgage-Backed Securities (a):
Series 2006-49, Class SA, 6.22%, 2/20/36	2,909	261,525
Series 2007-23, Class ST, 5.96%, 4/20/37	2,509	232,374

		493,899

Portfolio Abbreviations

LIBOR	London Inter-Bank Offered Rate	USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
U.S. Government Sponsored Agency Securities	(000)		Value

Mortgage-Backed Securities — 157.1%
Fannie Mae Mortgage-Backed Securities:
4.00%, 7/15/15-7/15/40 (c)	$19,051		$19,520,972
4.49%, 11/01/35 (a)	1,844		1,917,592
4.50%, 7/15/40 (c)	66,700		69,128,280
5.00%, 8/15/25-7/15/40 (c)	64,514		68,329,583
5.07%, 11/01/35 (a)	2,027		2,114,822
5.50%, 11/01/21-7/15/40 (c)(d)	69,049		74,224,961
6.00%, 4/01/35-7/15/40 (c)	32,444		35,323,733
6.50%, 8/15/40 (c)	3,300		3,604,735
8.00%, 1/01/31	2		2,792
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/25-6/01/25	6,867		7,140,444
4.50%, 8/01/40 (c)	8,700		8,980,036
5.00%, 9/01/33-7/15/40 (c)(e)	2,796		2,971,385
5.50%, 7/15/40-8/15/40 (c)	10,100		10,836,674
8.00%, 12/01/29-7/01/30 (e)	171		197,369
Ginnie Mae Mortgage-Backed Securities (c):
4.50%, 7/15/40	2,100		2,187,280
5.00%, 7/15/40	11,000		11,711,545
5.50%, 1/15/34-6/15/40	7,439		8,065,778
6.50%, 7/15/40	2,200		2,413,468

			344,264,701

Total U.S. Government Sponsored Agency Securities — 170.6%			328,671,449

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.75%, 8/15/20 (f)	12,760		19,130,034
8.13%, 8/15/21 (e)	2,985		4,366,494
8.00%, 11/15/21	21,500		31,269,062
U.S. Treasury Notes:
1.00%, 4/30/12 (f)	1,505		1,516,288
2.00%, 5/31/15 (f)	2		2,034
2.75%, 2/15/19	17,455		17,389,544
3.50%, 5/15/20	280		293,037
8.75%, 5/15/20	2,460		3,676,546
4.25%, 5/15/40 (f)	1,280		1,384,000

Total U.S. Treasury Obligations — 37.8%			79,027,039

Total Long-Term Investments (Cost — $440,661,009) — 215.1%			450,021,392

Short-Term Securities	Shares

Money Market Fund — 0.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.16% (g)(h)	1,611,413		1,611,413

Total Short-Term Securities (Cost — $1,611,413) — 0.8%			1,611,413

Options Purchased	Contracts		Value

Exchange-Traded Put Options Purchased — 0.0%
Eurodollar 1-Year Mid-Curve Future:
Strike Price USD 97.25, expires 9/10/10	626		$11,737
Strike Price USD 97.75, expires 9/10/10	48		300

			12,037

Over-the-Counter Call Swaptions Purchased — 0.7%
Receive a fixed rate of 1.15% and pay a floating rate based on 3-month LIBOR, expires 9/03/10, Broker Deutsche Bank AG	19 (i	)	71,462
Receive a fixed rate of 3.70% and pay a floating rate based on 3-month LIBOR, expires 11/08/10, Broker BNP Paribas SA	8 (i	)	460,737
Receive a fixed rate of 4.22% and pay a floating rate based on 3-month LIBOR, expires 4/29/11, Broker Credit Suisse International	3 (i	)	280,470
Receive a fixed rate of 4.39% and pay a floating rate based on 3-month LIBOR, expires 5/08/12, Broker Citibank NA	1 (i	)	117,608
Receive a fixed rate of 4.21% and pay a floating rate based on 3-month LIBOR, expires 4/22/13, Broker JPMorgan Chase Bank NA	3 (i	)	90,262
Receive a fixed rate of 5.20% and pay a floating rate based on 3-month LIBOR, expires 4/28/15, Broker Citibank NA	5 (i	)	590,491

			1,611,030

Over-the-Counter Put Swaptions Purchased — 0.2%
Pay a fixed rate of 1.92% and receive a floating rate based on 3-month LIBOR, expires 9/02/10, Broker Morgan Stanley Capital Services, Inc.	19 (i	)	255
Pay a fixed rate of 1.95% and receive a floating rate based on 3-month LIBOR, expires 9/18/10, Broker Citibank NA	19 (i	)	25,088
Pay a fixed rate of 3.70% and receive a floating rate based on 3-month LIBOR, expires 11/08/10, Broker BNP Paribas SA	8 (i	)	54,240
Pay a fixed rate of 4.22% and receive a floating rate based on 3-month LIBOR, expires 4/29/11, Broker Credit Suisse International	3 (i	)	33,366
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month LIBOR, expires 5/08/12, Broker Citibank NA	1 (i	)	39,192
Pay a fixed rate of 4.21% and receive a floating rate based on 3-month LIBOR, expires 4/22/13, Broker JPMorgan Chase Bank NA	3 (i	)	23,293
Pay a fixed rate of 4.25% and receive a floating rate based on 3-month LIBOR, expires 4/28/15, Broker Citibank NA	5 (i	)	230,912

			406,346

Total Options Purchased (Cost — $2,085,426) — 0.9%			2,029,413

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $444,357,848) — 216.8%			453,662,218

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
TBA Sale Commitments (c)	(000)		Value

Fannie Mae Mortgage-Backed Securities:
4.00%, 7/15/15-7/15/40	$16,500		$(16,920,185)
4.50%, 7/15/40	66,700		(69,128,280)
5.00%, 8/15/25-7/15/40	60,000		(63,478,140)
5.50%, 11/01/21-7/15/40	56,200		(60,327,216)
6.00%, 4/01/35-7/15/40	19,000		(20,606,089)
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/25-6/01/25	3,000		(3,113,907)
4.50%, 8/01/40	8,700		(9,009,938)
5.00%, 9/01/33-7/15/40	2,700		(2,855,671)
Ginnie Mae Mortgage-Backed Securities, 5.50%, 1/15/34-6/15/40	7,400		(7,994,309)

Total TBA Sale Commitments (Proceeds — $251,391,703) — (121.1)%			(253,433,735)

Options Written	Contracts

Exchange-Traded Call Options Written — (0.0)%
10-year U.S. Treasury Bond Future, Strike Price USD 119.50, expires 8/27/10	35		(13,672)

Exchange-Traded Put Options Written — (0.0)%
10-year U.S. Treasury Bond Future, Strike Price USD 122.50, expires 8/27/10	35		(48,672)

Over-the-Counter Call Swaptions Written — (1.3)%
Pay a fixed rate of 4.12% and receive a floating rate based on 3-month LIBOR, expires 8/21/10, Broker Goldman Sachs Bank USA	2(i	)	(220,733)
Pay a fixed rate of 3.70% and receive a floating rate based on 3-month LIBOR, expires 12/03/10, Broker BNP Paribas SA	8(i	)	(430,159)
Pay a fixed rate of 3.43% and receive a floating rate based on 3-month LIBOR, expires 3/19/11, Broker JPMorgan Chase Bank NA	3(i	)	(111,495)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, expires 5/13/11, Broker BNP Paribas SA	2(i	)	(155,356)
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, expires 12/05/11, Broker Deutsche Bank AG	2(i	)	(247,837)
Pay a fixed rate of 4.05% and receive a floating rate based on 3-month LIBOR, expires 6/18/12, Broker Deutsche Bank AG	2(i	)	(135,933)
Pay a fixed rate of 5.01% and receive a floating rate based on 3-month LIBOR, expires 1/07/13, Broker Deutsche Bank AG	3(i	)	(387,933)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, expires 3/04/13, Broker Deutsche Bank AG	3(i	)	(315,882)
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, expires 4/22/13, Broker JPMorgan Chase Bank NA	3(i	)	(396,306)
Pay a fixed rate of 4.89% and receive a floating rate based on 3-month LIBOR, expires 12/03/14, Broker Deutsche Bank AG	1(i	)	(177,513)
Pay a fixed rate of 4.76% and receive a floating rate based on 3-month LIBOR, expires 5/30/17, Broker JPMorgan Chase Bank NA	1		(154,369)

			(2,733,516)

Over-the-Counter Put Swaptions Written — (0.4)%
Receive a fixed rate of 4.12% and pay a floating rate based on 3-month LIBOR, expires 8/21/10, Broker Goldman Sachs Bank USA	2		(369)
Receive a fixed rate of 2.10% and pay a floating rate based on 3-month LIBOR, expires 12/02/10, Broker Citibank NA	9		(5,454)
Receive a fixed rate of 3.70% and pay a floating rate based on 3-month LIBOR, expires 12/03/10, Broker BNP Paribas SA	8		(68,575)
Receive a fixed rate of 3.43% and pay a floating rate based on 3-month LIBOR, expires 3/19/11, Broker JPMorgan Chase Bank NA	3		(80,490)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, expires 5/13/11, Broker BNP Paribas SA	2		(28,703)
Receive a fixed rate of 4.49% and pay a floating rate based on 3-month LIBOR, expires 12/05/11, Broker Deutsche Bank AG	2		(45,705)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month LIBOR, expires 6/18/12, Broker Deutsche Bank AG	2		(83,704)
Receive a fixed rate of 5.01% and pay a floating rate based on 3-month LIBOR, expires 1/07/13, Broker Deutsche Bank AG	3		(86,105)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, expires 3/04/13, Broker Deutsche Bank AG	3		(88,719)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, expires 4/22/13, Broker JPMorgan Chase Bank NA	3		(104,454)
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month LIBOR, expires 12/03/14, Broker Deutsche Bank AG	1		(89,091)
Receive a fixed rate of 4.76% and pay a floating rate based on 3-month LIBOR, expires 5/30/17, Broker JPMorgan Chase Bank NA	1		(112,862)

			(794,231)

Total Options Written (Premiums Received — $3,497,307) — (1.7)%			(3,590,091)

Total Investments, Net of TBA Sale Commitments and Outstanding Options Written — 94.0%			196,638,392
Other Assets Less Liabilities — 6.0%			12,549,986

Net Assets — 100.0%			$209,188,378

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments (continued)

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$444,358,218

Gross unrealized appreciation	$11,366,497
Gross unrealized depreciation	(2,062,497)

Net unrealized appreciation	$9,304,000

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

BNP Paribas	$(3,721,437)	$(56,280)
Bank of America NA	$(11,838,188)	$(130,813)
Citigroup Global Markets, Inc.	$(11,102,610)	$(70,922)
Credit Suisse Securities LLC	$2,351,706	$(58,793)
Deutsche Bank Securities, Inc.	$(5,907,514)	$2
Goldman Sachs & Co.	$13,077,197	$78,452
Greenwich Financial Services	$(8,598,452)	$(53,249)
JPMorgan Securities, Inc.	$11,711,546	$48,889
Morgan Stanley Capital Services, Inc.	$3,191,418	$(40,328)
Nomura Securities International, Inc.	$(32,466,953)	$(540,250)
UBS Securities	$(1,556,954)	$(24,688)
Wells Fargo Bank, NA	$2,554,500	$(4,500)

(d)	All or a portion of security has been pledged as collateral in connection with swaps.

(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(f)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(g)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares Held at		Shares Held at
	December 31,		June 30,
Affiliate	2009	Net Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,623,479	(12,066)	1,611,413	$6,206

(h)	Represents the current yield as of report date.

(i)	One contract represents a notional amount of $1 million.

•	Financial futures contracts purchased as of June 30, 2010 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Appreciation

243	10-Year U.S. Treasury Bond	September 2010	$29,603,723	$175,168
12	30-Year U.S. Treasury Bond	September 2010	$1,571,132	58,618

Total				$233,786

•	Financial futures contracts sold as of June 30, 2010 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Depreciation

216	2-Year U.S. Treasury Bond	September 2010	$47,111,058	$(155,817)
62	5-Year U.S. Treasury Bond	September 2010	$7,277,823	(59,974)
5	30-Year U.S. Treasury Bond	September 2010	$620,028	$(17,472)
15	Euro Dollar Future	September 2010	$3,722,605	(2,833)
8	Euro Dollar Future	December 2010	$1,983,527	(1,073)
47	Euro Dollar Future	March 2011	$11,627,482	(23,818)
44	Euro Dollar Future	June 2011	$10,854,111	(42,489)
50	Euro Dollar Future	September 2011	$12,303,618	(60,757)
94	Euro Dollar Future	December 2011	$23,181,358	(15,492)
24	Euro Dollar Future	March 2012	$5,884,947	(25,653)
15	Euro Dollar Future	June 2012	$3,675,214	(10,286)
13	Euro Dollar Future	September 2012	$3,173,778	(12,847)
13	Euro Dollar Future	December 2012	$3,165,448	(13,377)
13	Euro Dollar Future	March 2013	$3,158,498	(13,665)
4	Euro Dollar Future	June 2013	$973,013	(887)

Total				$(456,440)

•	Interest rate swaps outstanding as of June 30, 2010 were as follows:

				Notional	Unrealized
Fixed	Floating			Amount	Appreciation
Rate	Rate	Counterparty	Expiration	(000)	(Depreciation)

1.62%(a)	3-month LIBOR	JPMorgan Chase Bank NA	June 2011	$5,500	$(47,757)
1.31%(b)	3-month LIBOR	Deutsche Bank AG	October 2011	$25,000	173,178
1.12%(a)	3-month LIBOR	BNP Paribas SA	January 2012	$16,500	(72,221)
1.14%(b)	3-month LIBOR	BNP Paribas SA	February 2012	$8,400	38,088
1.10%(b)	3-month LIBOR	Goldman Sachs Bank USA	March 2012	$10,800	36,857
1.24%(a)	3-month LIBOR	JPMorgan Chase Bank NA	April 2012	$15,100	(87,640)
1.21%(b)	3-month LIBOR	Citibank NA	May 2012	$17,500	91,147
1.26%(b)	3-month LIBOR	Deutsche Bank AG	May 2012	$4,000	23,474
1.21%(a)	3-month LIBOR	Goldman Sachs Bank USA	May 2012	$3,500	(18,544)
1.29%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2012	$4,200	(26,984)
1.67%(b)	3-month LIBOR	JPMorgan Chase Bank NA	May 2013	$2,100	22,497
1.72%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2013	$5,600	64,502
3.16%(b)	3-month LIBOR	Deutsche Bank AG	June 2014	$3,300	183,621
3.11%(b)	3-month LIBOR	JPMorgan Chase Bank NA	June 2014	$4,800	258,433
2.91%(b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2014	$15,300	700,560
2.90%(a)	3-month LIBOR	Credit Suisse International	August 2014	$6,800	(307,975)
3.05%(a)	3-month LIBOR	Credit Suisse International	August 2014	$13,000	(668,255)
2.79%(a)	3-month LIBOR	JPMorgan Chase Bank NA	November 2014	$1,415	(55,449)
2.60%(b)	3-month LIBOR	JPMorgan Chase Bank NA	December 2014	$11,000	338,200
2.69%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2015	$5,300	175,770

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments (continued)

				Notional	Unrealized
Fixed	Floating			Amount	Appreciation
Rate	Rate	Counterparty	Expiration	(000)	(Depreciation)

2.68%(b)	3-month LIBOR	BNP Paribas SA	April 2015	$5,200	$163,633
2.72%(a)	3-month LIBOR	JPMorgan Chase Bank NA	April 2015	$4,100	(137,749)
2.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	$3,900	(133,393)
2.49%(a)	3-month LIBOR	Credit Suisse International	May 2015	$3,500	(78,710)
2.62%(a)	3-month LIBOR	Credit Suisse International	May 2015	$3,900	(111,431)
2.23%(b)	3-month LIBOR	Deutsche Bank AG	May 2015	$13,400	124,975
2.46%(b)	3-month LIBOR	Deutsche Bank AG	May 2015	$1,400	28,886
2.38%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2015	$9,700	(164,046)
2.38%(b)	3-month LIBOR	BNP Paribas SA	June 2015	$7,100	112,907
2.24%(b)	3-month LIBOR	Citibank NA	June 2015	$15,000	135,239
2.36%(a)	3-month LIBOR	Citibank NA	June 2015	$3,100	(47,574)
2.09%(b)	3-month LIBOR	Credit Suisse International	June 2015	$2,700	4,611
2.23%(a)	3-month LIBOR	Deutsche Bank AG	June 2015	$25,900	(214,235)
2.22%(a)	3-month LIBOR	Goldman Sachs International	June 2015	$4,300	(34,660)
2.37%(b)	3-month LIBOR	JPMorgan Chase Bank NA	June 2015	$16,000	246,832
2.79%(a)	3-month LIBOR	Deutsche Bank AG	June 2017	$1,700	(24,259)
3.80%(b)	3-month LIBOR	Deutsche Bank AG	June 2019	$4,000	295,301
3.90%(b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2019	$21,000	1,715,825
3.68%(b)	3-month LIBOR	Deutsche Bank AG	August 2019	$6,100	386,479
3.50%(b)	3-month LIBOR	Citibank NA	September 2019	$2,800	133,405
3.43%(a)	3-month LIBOR	Deutsche Bank AG	October 2019	$1,400	(58,565)
4.80%(a)	3-month LIBOR	Deutsche Bank AG	October 2019	$33,000	(3,772,191)
3.50%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	November 2019	$800	(37,444)
3.40%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	$2,300	(87,772)
3.50%(b)	3-month LIBOR	Deutsche Bank AG	December 2019	$900	41,618
3.89%(b)	3-month LIBOR	BNP Paribas SA	January 2020	$2,100	165,000
3.93%(b)	3-month LIBOR	BNP Paribas SA	January 2020	$2,600	214,249
3.89%(b)	3-month LIBOR	Credit Suisse International	January 2020	$3,100	244,135
3.75%(b)	3-month LIBOR	Citibank NA	February 2020	$5,000	332,522
3.71%(a)	3-month LIBOR	Deutsche Bank AG	February 2020	$10,000	(628,720)
3.78%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	$2,000	(139,123)
3.68%(b)	3-month LIBOR	BNP Paribas SA	March 2020	$3,200	193,793
3.77%(b)	3-month LIBOR	Citibank NA	March 2020	$2,800	189,121
3.68%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	$1,200	(72,343)
3.75%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	$1,400	(91,842)
3.66%(a)	3-month LIBOR	Goldman Sachs International	March 2020	$3,900	(226,520)
3.83%(a)	3-month LIBOR	JPMorgan Chase Bank NA	March 2020	$1,200	(87,197)
3.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	$2,700	(166,241)
3.71%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	$2,900	(181,874)
3.96%(a)	3-month LIBOR	BNP Paribas SA	April 2020	$2,200	(184,969)
4.05%(a)	3-month LIBOR	Credit Suisse International	April 2020	$2,000	(183,554)
3.77%(b)	3-month LIBOR	Deutsche Bank AG	April 2020	$1,600	107,748
3.80%(b)	3-month LIBOR	Deutsche Bank AG	April 2020	$2,800	195,938
3.95%(a)	3-month LIBOR	JPMorgan Chase Bank NA	April 2020	$2,100	(175,593)
3.92%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2020	$1,100	88,706
3.47%(b)	3-month LIBOR	BNP Paribas SA	May 2020	$1,900	77,730
3.51%(a)	3-month LIBOR	BNP Paribas SA	May 2020	$1,400	(62,368)
3.46%(a)	3-month LIBOR	Credit Suisse International	May 2020	$1,400	(56,588)
3.28%(a)	3-month LIBOR	Deutsche Bank AG	May 2020	$1,400	(33,616)
3.33%(a)	3-month LIBOR	Deutsche Bank AG	May 2020	$900	(25,508)
3.39%(a)	3-month LIBOR	Deutsche Bank AG	May 2020	$5,400	(185,087)
3.45%(b)	3-month LIBOR	Deutsche Bank AG	May 2020	$200	7,801
3.48%(a)	3-month LIBOR	Deutsche Bank AG	May 2020	$1,400	(58,803)
2.52%(c)	3-month LIBOR	Deutsche Bank AG	May 2020	$2,600	29,453
3.57%(b)	3-month LIBOR	Goldman Sachs Bank USA	May 2020	$2,400	120,748
3.57%(a)	3-month LIBOR	JPMorgan Chase Bank NA	May 2020	$900	(44,476)
3.60%(a)	3-month LIBOR	JPMorgan Chase Bank NA	May 2020	$1,800	(79,561)
3.16%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$1,400	(19,400)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments (continued)

				Notional	Unrealized
Fixed	Floating			Amount	Appreciation
Rate	Rate	Counterparty	Expiration	(000)	(Depreciation)

3.64%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$1,400	$78,871
3.73%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$2,700	171,529
3.41%(a)	3-month LIBOR	BNP Paribas SA	June 2020	$1,600	(56,399)
4.80%(a)	3-month LIBOR	Citibank NA	June 2020	$4,300	(453,591)
3.35%(b)	3-month LIBOR	Credit Suisse International	June 2020	$1,400	41,687
3.39%(b)	3-month LIBOR	Credit Suisse International	June 2020	$2,400	79,765
3.35%(a)	3-month LIBOR	Deutsche Bank AG	June 2020	$1,300	(38,939)
3.38%(a)	3-month LIBOR	Deutsche Bank AG	June 2020	$4,600	(148,960)
3.39%(b)	3-month LIBOR	Goldman Sachs Bank USA	June 2020	$400	13,449
3.31%(b)	3-month LIBOR	Goldman Sachs Bank USA	June 2020	$700	18,600
3.34%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$4,500	130,081
3.43%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$1,600	59,322
3.02%(a)	3-month LIBOR	Deutsche Bank AG	July 2020	$600	—
3.01%(b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2020	$400	(198)
3.05%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2020	$8,000	23,526
3.46%(d)	3-month LIBOR	BNP Paribas SA	October 2020	$2,000	(54,199)
4.52%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2040	$1,100	163,388

Total					$(1,399,323)

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

(c)	Pays floating amount and receives fixed interest amount at expiration.

(d)	Pays fixed interest amount and receives floating amount at expiration.

•	Total return swaps outstanding as of June 30, 2010 were as follows:

Interest				Notional	Unrealized
Receivable	Interest			Amount	Appreciation
Rate	Payable Rate	Counterparty	Expiration	(000)	(Depreciation)

2.62%	—	Morgan Stanley Capital Services, Inc.	May 2020	USD 4,300	$87,823	(e)
—	5.50%	Goldman Sachs International	January 2039	USD 3,558	50,297	(f)
—	5.50%	Morgan Stanley Capital Services, Inc.	January 2039	USD 1,748	18,122	(f)
—	4.50%	Goldman Sachs International	January 2040	USD 2,773	$(26,103	)(g)

Total					$130,139

(e)	Based on the change in return of the Consumer Price Index for All Urban Consumers.

(f)	Based on the change of the Market IOS Index referencing the interest component of 5.50% coupon, 30 year, fixed rate Fannie Mae residential mortgage-backed securities pools.

(g)	Based on the change of the Market IOS Index referencing the interest component of 4.50% coupon, 30 year, fixed rate Fannie Mae residential mortgage-backed securities pools.

•	Reverse repurchase agreements outstanding as of June 30, 2010 were as follows:

				Net
	Interest	Trade	Maturity	Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

Barclays Capital, Inc.	0.00%	6/29/10	7/01/10	$19,108,127	$19,108,100
Barclays Capital, Inc.	0.00%	6/30/10	7/01/10	8,727,339	8,727,338

Total				$27,835,466	$27,835,438

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long Term Investments[1]	—	$450,021,392	—	$450,021,392
Short-Term Securities	$1,611,413	—	—	1,611,413
Liabilities:
TBA Sale Commitments	—	(253,433,735)	—	(253,433,735)

Total	$1,611,413	$196,587,657	—	$198,199,070

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments (concluded)

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Interest rate contracts	$245,823	$10,260,576	68,419	$10,574,818
Other contracts	—	87,823	—	87,823
Liabilities:
Interest rate contracts	(518,784)	(13,170,270)	(26,103)	(13,715,157)

Total	$(272,961)	$(2,821,871)	42,316	$(3,052,516)

[2]	Derivative financial instruments are swaps, financial futures contracts, and options. Financial futures contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 derivatives financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate
Assets/Liabilities:	Contracts

Balance, as of December 31, 2009	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation	—
Purchases	—
Sales	—
Transfer In3	$42,316
Transfer Out[3]	—

Balance, as of June 30, 2010	$42,316

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$442,746,435)	$452,050,805
Investments at value—affiliated (cost—$1,611,413)	1,611,413
Unrealized appreciation on swaps	8,399,442
TBA sale commitments receivable	251,391,703
Investments sold receivable	148,809,533
Interest receivable	2,000,467
Swap receivable	1,574,872
Swap premiums paid	79,589
Margin variation receivable	46,742
Principal paydown receivable	667
Prepaid expenses	33,476
Other assets	230,125

Total assets	866,228,834

Liabilities:
TBA sale commitments (proceeds—$251,391,703)	253,433,735
Reverse repurchase agreements	27,835,438
Options written at value (premiums received—$3,497,307)	3,590,091
Unrealized depreciation on swaps	9,668,626
Cash collateral on swaps	670,000
Swap premiums received	1,595,718
Investments purchased payable	351,813,112
Capital shares redeemed payable	6,113,821
Swaps payable	1,430,883
Income dividends payable	668,912
Investment advisory fees payable	87,013
Other affiliates payable	2,418
Officer’s and Directors’ fees payable	337
Interest expense payable	28
Other accrued expenses payable	62,916
Other liabilities	67,408

Total liabilities	657,040,456

Net Assets	$209,188,378

Net Assets Consist of:
Paid-in capital	$210,881,543
Undistributed net investment income	518,274
Accumulated net realized loss	(7,993,195)
Net unrealized appreciation/depreciation	5,781,756

Net Assets	$209,188,378

Net Asset Value:
Class I—Based on net assets of $209,188,378 and 19,948,357 shares outstanding, 300 million shares authorized, $0.10 par value	$10.49

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Interest	$5,341,029
Dividends—affiliated	6,206

Total income	5,347,235

Expenses:
Investment advisory	527,736
Custodian	41,805
Accounting services	29,531
Professional fees	21,595
Printing	12,474
Officer and Directors	10,457
Transfer agent	2,293
Miscellaneous	15,228

Total expenses excluding interest expense	661,119
Interest expense	201,546

Total expenses	862,665
Less fees waived by advisor	(3,152)

Total expenses after fees waived	859,513

Net investment income	4,487,722

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	5,160,263
Financial futures contracts	(420,681)
Swaps	39,128
Options written	705,639
Borrowed bonds	(298,069)

5,186,280

Net change in unrealized appreciation/depreciation on:
Investments	7,273,099
Financial futures contracts	(1,246,934)
Swaps	41,334
Options written	(161,231)
Borrowed bonds	(351,160)

5,555,108

Total realized and unrealized gain	10,741,388

Net Increase in Net Assets Resulting from Operations	$15,229,110

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$4,487,722	$9,604,773
Net realized gain (loss)	5,186,280	(13,800,017)
Net change in unrealized appreciation/depreciation	5,555,108	49,652

Net increase (decrease) in net assets resulting from operations	15,229,110	(4,145,592)

Dividends and Distributions to Shareholders From:
Net investment income	(4,798,619)	(9,345,123)
Net realized gain	—	(6,134,697)

Decrease in net assets resulting from dividends and distributions to shareholders	(4,798,619)	(15,479,820)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	(23,823,098)	3,182,669

Net Assets:
Total decrease in net assets	(13,392,607)	(16,442,743)
Beginning of period	222,580,985	239,023,728

End of period	$209,188,378	$222,580,985

Undistributed net investment income	$518,274	$829,171

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009		2008		2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$9.99		$10.81		$10.32		$10.43	$10.50	$10.65

Net investment income[1]	0.21		0.41		0.37		0.47	0.46	0.39
Net realized and unrealized gain (loss)	0.51		(0.59)		0.41		(0.07)	(0.06)	(0.05)

Net increase (decrease) from investment operations	0.72		(0.18)		0.78		0.40	0.40	0.34

Dividends and distributions from:
Net investment income	(0.22)		(0.39)		(0.27)		(0.44)	(0.47)	(0.49)
Net realized gain	—		(0.25)		(0.02)		(0.07)	—	(0.00)	[2]

Total dividends and distributions	(0.22)		(0.64)		(0.29)		(0.51)	(0.47)	(0.49)

Net asset value, end of period	$10.49		$9.99		$10.81		$10.32	$10.43	$10.50

Total Investment Return:[3]
Based on net asset value	7.38%	[4]	(1.64)%		7.69%		4.06%	3.91%	3.22%

Ratios to Average Net Assets:
Total expenses	0.82%	[5]	0.66%		0.87%		0.91%	0.58%	0.59%

Total expenses after fees waived	0.81%	[5]	0.65%		0.86%		0.91%	0.58%	0.59%

Total expenses after fees waived and excluding interest expense	0.62%	[5]	0.61%		0.61%		0.63%	0.58%	0.59%

Net investment income	4.25%	[5]	3.90%		3.58%		4.70%	4.43%	3.69%

Supplemental Data:
Net assets, end of period (000)	$209,188		$222,581		$239,024		$238,557	$325,861	$298,080

Portfolio turnover	1,808%	[6]	2,909%	[7]	5,353%	[8]	2,305%	448%	61%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,455%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 2,227%.

[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 4,916%.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Government Income V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be value at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Asset-Backed and Mortgaged-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”), including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Borrowed Bond Agreements: In a borrowed bond agreement, the Fund borrows securities from a third party, with the commitment that the securities will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to enable the Fund to settle short bond positions. To support the borrowing, the Fund’s prime broker or third party broker takes possession of collateral of securities or cash that will be released upon termination of the borrowing. The value of the underlying collateral securities or cash approximates the market value of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral in the possession of the Fund’s prime broker or third party broker is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default by the counterparty and the value of noncash collateral increases, the Fund’s amount of loss is the unrealized gain of the collateral. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

TBA Commitments: The Fund may enter into TBA commitments pursuant to which it agrees to purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for the mortgage-backed security. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA transactions with the intent to take possession

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

of the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Fund. For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Fund.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, financial futures contracts, swaps and written options), or certain borrowings (e.g., reverse repurchase agreements and treasury rolls) the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as interest rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid or received on swaps are recognized as cost and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party commits to pay interest in exchange for the total return (coupons plus capital gains/losses) of an underlying instrument or index. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same principal amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of June 30, 2010
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and		and
	Liabilities		Liabilities
	Location	Value	Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value—unaffiliated**	$10,574,818	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value	$13,715,157

Other contracts	Unrealized appreciation on swaps	87,823		—

Total		$10,662,641		$13,715,157

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.
**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended June 30, 2010
	Financial Futures
	Contracts	Swaps	Options***

Net Realized Gain (Loss) from

Interest rate contracts	$(420,681)	$39,128	$(268,912)

Total	$(420,681)	$39,128	$(268,912)

	Financial Futures
	Contracts	Swaps	Options***

Net Change in Unrealized Appreciation/Depreciation on

Interest rate contracts	$(1,246,934)	$(46,489)	$(178,832)

Other contracts	—	87,823	—

Total	$(1,246,934)	$41,334	$(178,832)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:

Average number of contracts purchased	287

Average number of contracts sold	667

Average notional value of contracts purchased	$34,227,166

Average notional value of contracts sold	$141,683,170

Options:

Average number of contracts purchased	548

Average number of contracts sold	189

Average notional value of contracts purchased	$135,185,000

Average notional value of contracts sold	$84,252,500

Interest rate swaps:

Average number of contracts-pays fixed rate	30

Average number of contracts-receives fixed rate	28

Average notional value-pays fixed rate	$157,115,000

Average notional value-receives fixed rate	$168,950,000

Total return swaps:

Average number of contracts	2

Average notional value	$6,189,559

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.50% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $2,816 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Administrator. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2010, were $3,553,287,009 and $3,642,950,262, respectively.

Purchases and sales of US government securities for the six months ended June 30, 2010, were $1,265,724,433 and $1,268,086,592, respectively.

For the six months ended June 30, 2010, purchases and sales of mortgage dollar rolls were $940,633,520 and $941,163,465, respectively.

Transactions in options written for the six months ended June 30, 2010, were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts	Received	Contracts	Received

Outstanding options, beginning of period	20	$1,025,335	261	$1,879,983

Options written	83	2,189,634	92	2,219,333

Options closed	(27)	(1,203,585)	(203)	(2,025,920)

Options exercised	(6)	(239,795)	—	—

Options expired	(5)	(35,490)	(76)	(312,188)

Outstanding options, end of period	65	$1,736,099	74	$1,761,208

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

For the six months ended June 30, 2010, the Fund’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury rolls was approximately $106,014,000 and the daily weighted average interest rate was 0.39%.

6.  Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2017	$12,015,389

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statements of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	220,306	$2,258,748

Shares issued to shareholders in reinvestment of dividends and distributions	503,341	5,071,838

Total issued	723,647	7,330,586

Shares redeemed	(3,058,595)	(31,153,684)

Net decrease	(2,334,948)	$(23,823,098)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	5,125,315	$54,180,880

Shares issued to shareholders in reinvestment of dividends and distributions	1,444,275	14,610,330

Total issued	6,569,590	68,791,210

Shares redeemed	(6,395,325)	(65,608,541)

Net increase	174,265	$3,182,669

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock High Income V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2010, the BlackRock High Income V.I. Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•	During the period, the Fund was negatively impacted by an underweight in the non-captive consumer sector, as well as security selection within the media non-cable and non-captive diversified sectors. Security selection among paper names within the upper end of the high yield quality range also detracted from performance.

•	Conversely, security selection in the health care and home construction sectors bolstered performance, as did an underweight position in information technology (IT). Strong security selection within lower-rated credits was noticeably beneficial as well.

Describe recent portfolio activity.

•	During the six-month period, we selectively participated in the new-issue calendar, seeking higher-quality credits that were coming to market with solid risk-reward profiles and stable fundamentals. We also continued to seek out opportunities in new senior-secured bonds offering attractive downside protection.

•	Early in the period, we reduced exposure to lower-quality names and replaced beta with small positions in equity-like credits and convertible bonds. However, as the high yield market experienced considerable volatility due to ongoing global macroeconomic concerns, we reduced exposure to positions exhibiting higher beta and/or equity-correlated risks, in light of their larger susceptibility to market weakness.

Describe Fund positioning at period end.

•	As of period end, the Fund was overweight in the packaging, wireless and metals sectors and underweight in IT, gaming and banking. Overall, we remain very constructive on high yield and maintain our view that the asset class is attractively priced for a slow structural recovery in 2010. We believe the combination of improving US economic data, strengthening corporate trends and declining default volumes should bode well for the asset class. Historically, high yield has performed strongly in post-recessionary periods. We believe high yield’s ability to offer attractive yields with minimal duration risk, as well as its potential to provide equity-like returns, makes the asset class a compelling investment choice as the economy heals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Total Return Based on a $10,000 Investment

		Barclays Capital
		U.S.
	BlackRock High	Corporate High
	Income V.I.	Yield 2%
	Fund(1) Class	Issuer Capped
	I Shares(2)	Index(3)
6/00	10000.00	10000.00
6/01	9997.00	9928.00
6/02	9517.00	9719.00
6/03	11219.00	11875.00
6/04	12706.00	13099.00
6/05	13764.00	14495.00
6/06	14443.00	15128.00
6/07	15871.00	16825.00
6/08	15693.00	16531.00
6/09	13923.00	16216.00
6/10	18127.00	20540.00

[1]	The Fund invests primarily in fixed income securities with lower credit quality.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[3]	This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary as of June 30, 2010

	Standardized	6-Month	Average Annual Total Returns
	30-Day Yield	Total Returns	1 Year	5 Years	10 Years

Class I Shares[4]	8.24%	4.15%	30.20%	5.66%	6.13%

Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index	—	4.45	26.66	7.22	7.46

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Fund Profile as of June 30, 2010

Percent of
Credit Allocation[1]	Corporate Bonds

BBB/Baa	3%
BB/Ba	37
B	46
CCC/Caa	10
Not Rated	4

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including foreign currency exchange contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge credit and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Expense Ratio

Class I	$1,000	$1,041.50	$3.59	$1,000	$1,021.28	$3.56	0.71%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Auto Components — 0.1%
Lear Corp. (a)	1,758	$116,380

Construction Materials — 0.0%
Nortek, Inc. (a)	500	22,750

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	33,870	1,321

Paper & Forest Products — 0.3%
Ainsworth Lumber Co., Ltd. (a)	52,562	142,693
Ainsworth Lumber Co., Ltd. (a)(b)	59,550	161,664

		304,357

Wireless Telecommunication Services — 0.2%
FiberTower Corp. (a)	59,958	283,002

Total Common Stocks — 0.6%		727,810

	Par
Corporate Bonds	(000)

Aerospace & Defense — 0.5%
DynCorp International, Inc., 10.38%, 7/01/17 (b)(c)	$210	210,525
GeoEye, Inc., 9.63%, 10/01/15 (b)	80	81,600
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17 (b)	260	263,900

		556,025

Airlines — 1.1%
Continental Airlines, Inc., Series 2001-1-C, 7.03%, 12/15/12	539	538,164
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16	304	316,240
United Air Lines, Inc., 12.75%, 7/15/12	400	430,500

		1,284,904

Auto Components — 1.6%
Allison Transmission, Inc. (b):
11.00%, 11/01/15	300	314,250
11.25%, 11/01/15 (d)	85	89,037
Delphi International Holdings, Unsecured, 12.00%, 10/06/14	2	1,958
The Goodyear Tire & Rubber Co.:
8.63%, 12/01/11	178	185,120
8.75%, 8/15/20	150	153,375
Icahn Enterprises LP (b):
4.00%, 8/15/13 (e)(f)	155	135,625
8.00%, 1/15/18	1,100	1,067,000

		1,946,365

Biotechnology — 0.3%
QHP Pharma, 10.25%, 3/15/15 (b)	300	305,101

Building Products — 1.2%
Associated Materials LLC, 9.88%, 11/15/16	220	235,950
Building Materials Corp. of America, 7.00%, 2/15/20 (b)	190	188,100
CPG International I, Inc., 10.50%, 7/01/13	600	597,000
Ply Gem Industries, Inc., 11.75%, 6/15/13	400	418,000

		1,439,050

Capital Markets — 0.2%
E*Trade Financial Corp. (e)(g):
3.33%, 8/31/19 (b)	172	196,510
Series A, 4.05%, 8/31/19	3	3,428

		199,938

Chemicals — 3.5%
American Pacific Corp., 9.00%, 2/01/15	435	421,950
CF Industries, Inc.:
6.88%, 5/01/18	265	269,637
7.13%, 5/01/20	335	343,375
Georgia Gulf Corp., 9.00%, 1/15/17 (b)	85	86,275
Hexion U.S. Finance Corp.:
9.75%, 11/15/14	325	307,125
8.88%, 2/01/18	360	324,900
Huntsman International LLC, 8.63%, 3/15/20 (b)	115	106,375
Ineos Finance Plc, 9.00%, 5/15/15 (b)	200	199,500
Innophos, Inc., 8.88%, 8/15/14	510	525,300
Koppers, Inc., 7.88%, 12/01/19	215	217,150
LBI Escrow Corp., 8.00%, 11/01/17 (b)	170	175,100
MacDermid, Inc., 9.50%, 4/15/17 (b)	445	445,000
Nalco Co., 8.25%, 5/15/17	265	274,275
Nova Chemicals Corp., 8.63%, 11/01/19	370	366,300
Solutia, Inc., 8.75%, 11/01/17	110	114,400

		4,176,662

Commercial Banks — 2.9%
CIT Group, Inc.:
7.00%, 5/01/16	1,182	1,078,515
7.00%, 5/01/17	2,627	2,364,036

		3,442,551

Commercial Services & Supplies — 1.9%
ARAMARK Corp., 3.84%, 2/01/15 (f)	365	335,800
Corrections Corp. of America, 6.75%, 1/31/14	325	329,875
DI Finance, Series B, 9.50%, 2/15/13	166	170,357
Mobile Services Group, Inc., 9.75%, 8/01/14	450	460,125
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)	385	412,912
Scientific Games International, Inc., 9.25%, 6/15/19	5	5,113
West Corp.:
9.50%, 10/15/14	240	241,200
11.00%, 10/15/16	300	305,250

		2,260,632

Construction Materials — 0.6%
Nortek, Inc., 11.00%, 12/01/13	622	648,666

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar
FKA	Formerly Known As
USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Consumer Finance — 1.2%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)	$340	$341,700
Ford Motor Credit Co. LLC, 8.00%, 12/15/16	1,080	1,104,398

		1,446,098

Containers & Packaging — 5.2%
Ball Corp.:
7.38%, 9/01/19	80	83,200
6.75%, 9/15/20	235	237,350
Berry Plastics Corp.:
8.88%, 9/15/14	380	365,750
8.25%, 11/15/15	410	406,925
9.50%, 5/15/18 (b)	375	343,125
Berry Plastics Holding Corp., 8.88%, 9/15/14	360	346,500
Cascades, Inc., 7.75%, 12/15/17	265	263,675
Crown Americas LLC, 7.63%,5/15/17 (b)	550	569,250
Graphic Packaging International, Inc., 9.50%, 6/15/17	545	569,525
Greif, Inc., 7.75%, 8/01/19	135	139,050
Impress Holdings BV, 3.43%, 9/15/13 (b)(f)	1,180	1,088,550
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16	290	302,325
Packaging Dynamics Finance Corp., 10.00%, 5/01/16 (b)	160	133,600
Pregis Corp., 12.38%, 10/15/13	680	672,350
Rock-Tenn Co., 5.63%, 3/15/13	230	231,150
Sealed Air Corp., 7.88%, 6/15/17 (b)	365	381,529

		6,133,854

Diversified Financial Services — 3.8%
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16	230	232,875
Citigroup, Inc., 4.75%, 5/19/15	175	174,907
GMAC, Inc.:
2.74%, 12/01/14 (f)	141	121,369
6.75%, 12/01/14	410	396,675
8.30%, 2/12/15 (b)	690	698,625
8.00%, 3/15/20 (b)	920	899,300
Leucadia National Corp., 8.13%, 9/15/15	560	574,000
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)	705	689,138
Reynolds Group Issuer, Inc., 8.50%, 5/15/18 (b)	510	500,438
Southern Star Central Corp., 6.75%, 3/01/16 (b)	240	232,200

		4,519,527

Diversified Telecommunication Services — 3.1%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	425	412,250
ITC Deltacom, Inc., 10.50%, 4/01/16 (b)	260	249,600
New Communications Holdings, Inc. (b):
7.88%, 4/15/15	200	201,500
8.25%, 4/15/17	190	190,712
8.50%, 4/15/20	190	190,475
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)	85	87,338
Qwest Communications International, Inc.:
7.50%, 2/15/14	155	155,388
8.00%, 10/01/15 (b)	300	308,250
Series B, 7.50%, 2/15/14	945	947,362
tw telecom holdings, Inc., 8.00%, 3/01/18 (b)	130	132,600
Wind Acquisition Finance SA, 12.00%, 12/01/15 (b)	415	429,525
Windstream Corp.:
8.13%, 8/01/13	110	113,713
7.88%, 11/01/17	190	185,487

		3,604,200

Electric Utilities — 1.4%
Elwood Energy LLC, 8.16%, 7/05/26	142	134,232
FPL Energy National Wind Portfolio, LLC, 6.13%, 3/25/19 (b)	314	307,150
IPALCO Enterprises, Inc.:
8.63%, 11/14/11	200	208,000
7.25%, 4/01/16 (b)	200	204,500
NSG Holdings LLC, 7.75%, 12/15/25 (b)	880	774,400

		1,628,282

Electronic Equipment, Instruments & Components — 0.1%
NXP BV, 3.05%, 10/15/13 (f)	175	149,625

Energy Equipment & Services — 2.0%
Cie Generale de Geophysique-Veritas, 9.50%, 5/15/16	100	101,500
Compagnie Generale de Geophysique-Veritas, 7.75%, 5/15/17	695	658,512
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)	970	926,350
Global Geophysical Services, Inc., 10.50%, 5/01/17 (b)	150	144,000
North American Energy Alliance LLC, 10.88%, 6/01/16 (b)	280	288,400
Thermon Industries, Inc., 9.50%, 5/01/17 (b)	205	208,075

		2,326,837

Food & Staples Retailing — 0.4%
Rite Aid Corp.:
9.75%, 6/12/16	220	229,900
10.25%, 10/15/19	260	259,025

		488,925

Food Products — 0.7%
B&G Foods, Inc., 7.63%, 1/15/18	110	110,550
Reddy Ice Corp., 11.25%, 3/15/15 (b)	220	226,600
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)	400	443,000
TreeHouse Foods, Inc., 7.75%, 3/01/18	80	83,000

		863,150

Health Care Equipment & Supplies — 1.2%
DJO Finance LLC, 10.88%, 11/15/14	920	966,000
Hologic, Inc., 2.00%, 12/15/37 (e)(h)	530	451,163

		1,417,163

Health Care Providers & Services — 2.6%
American Renal Holdings, 8.38%, 5/15/18 (b)	135	133,650
HCA, Inc.:
6.25%, 2/15/13	630	618,975
7.25%, 9/15/20	265	266,325
Tenet Healthcare Corp. (b):
9.00%, 5/01/15	575	608,063
10.00%, 5/01/18	235	259,675
8.88%, 7/01/19	885	938,100
Viant Holdings, Inc., 10.13%, 7/15/17 (b)	251	255,706

		3,080,494

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Health Care Technology — 0.9%
IMS Health, Inc., 12.50%, 3/01/18 (b)	$890	$1,016,825

Hotels, Restaurants & Leisure — 0.7%
HRP Myrtle Beach Operations LLC, 0.00%, 4/01/12 (a)(b)(i)	750	75
MGM Resorts International, 10.38%, 5/15/14	280	304,500
Travelport LLC:
5.16%, 9/01/14 (f)	150	140,250
9.88%, 9/01/14	110	110,275
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(i)	95	7
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(i)	300	135,000
Waterford Gaming LLC, 8.63%, 9/15/14 (b)	406	182,700

		872,807

Household Durables — 2.5%
Ashton Woods USA LLC, 15.47%, 6/30/15 (b)(j)	497	288,028
Beazer Homes USA, Inc.:
6.88%, 7/15/15	185	162,337
8.13%, 6/15/16	65	58,175
12.00%, 10/15/17	320	351,200
9.13%, 6/15/18	830	767,750
Pulte Homes, Inc., 6.38%, 5/15/33	30	23,100
Standard Pacific Corp.:
6.25%, 4/01/14	60	55,650
7.00%, 8/15/15	75	69,375
10.75%, 9/15/16	670	716,900
8.38%, 5/15/18	435	413,250

		2,905,765

IT Services — 0.8%
Alliance Data Systems Corp., 1.75%, 8/01/13 (e)	830	803,025
First Data Corp., 9.88%, 9/24/15	235	176,250

		979,275

Independent Power Producers & Energy Traders — 3.5%
AES Eastern Energy LP:
Series 1999-A, 9.00%, 1/02/17	64	66,126
Series 99-B, 9.67%, 1/02/29	330	356,400
AES Gener SA, 7.50%, 3/25/14	500	550,168
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)	690	705,525
Dynegy Holdings, Inc., 8.38%, 5/01/16	135	106,819
Energy Future Holdings Corp.:
10.88%, 11/01/17	470	347,800
11.25%, 11/01/17 (d)	309	201,235
10.00%, 1/15/20 (b)	790	786,050
NRG Energy, Inc.:
7.25%, 2/01/14	995	1,008,681
7.38%, 2/01/16	15	14,925

		4,143,729

Industrial Conglomerates — 1.7%
Sequa Corp. (b):
11.75%, 12/01/15	690	667,575
13.50%, 12/01/15 (d)	1,403	1,375,359

		2,042,934

Insurance — 0.2%
USI Holdings Corp., 4.31%, 11/15/14 (b)(f)	220	179,850

Leisure Equipment & Products — 0.3%
Brunswick Corp., 11.25%, 11/01/16 (b)	205	225,500
Easton-Bell Sports, Inc., 9.75%, 12/01/16 (b)	145	150,075
True Temper Sports, Inc., 8.38%, 9/15/11 (a)(i)	975	605

		376,180

Life Sciences Tools & Services — 0.2%
Patheon, Inc., 8.63%, 4/15/17 (b)	280	277,900

Machinery — 2.4%
Case New Holland, Inc., 7.88%, 12/01/17 (b)	120	120,900
ESCO Corp., 8.63%, 12/15/13 (b)	410	406,925
Navistar International Corp.:
3.00%, 10/15/14 (e)	850	996,625
8.25%, 11/01/21	500	507,500
Oshkosh Corp., 8.25%, 3/01/17	270	280,800
Titan International, Inc.:
8.00%, 1/15/12	310	322,400
5.63%, 1/15/17 (b)(e)	120	142,050

		2,777,200

Marine — 0.6%
Horizon Lines, Inc., 4.25%, 8/15/12 (e)	795	655,875

Media — 9.3%
Affinion Group, Inc., 10.13%, 10/15/13	1,235	1,265,875
CCH II LLC, 13.50%, 11/30/16	319	371,283
CCO Holdings LLC (b):
7.88%, 4/30/18	220	221,100
8.13%, 4/30/20	220	224,950
CMP Susquehanna Corp., 3.20%, 5/15/14 (b)(f)	60	1,200
Charter Communications Operating LLC, 10.88%, 9/15/14 (b)	80	88,800
Clear Channel Worldwide Holdings, Inc. (b):
Series A, 9.25%, 12/15/17	423	420,885
Series B, 9.25%, 12/15/17	1,394	1,400,970
DISH DBS Corp.:
7.00%, 10/01/13	215	221,450
7.88%, 9/01/19	240	249,600
Gannett Co., Inc., 8.75%, 11/15/14 (b)	155	161,975
Gray Television, Inc., 10.50%, 6/29/15 (b)	215	208,550
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (f)	140	113,050
9.50%, 5/15/15	160	145,600
Intelsat Corp.:
9.25%, 8/15/14	140	143,150
9.25%, 6/15/16	730	766,500
Intelsat Subsidiary Holding Co. Ltd., 8.88%, 1/15/15	80	81,300
LIN Television Corp., 8.38%, 4/15/18 (b)	275	273,625
Lamar Media Corp., 7.88%, 4/15/18 (b)	65	64,838
Liberty Global, Inc., 4.50%, 11/15/16 (b)(e)	240	278,400
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	70	67,900
McClatchy Co., 11.50%, 2/15/17 (b)	250	253,750
Nielsen Finance LLC:
10.00%, 8/01/14	1,035	1,058,288
16.86%, 8/01/16 (j)	40	38,100
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(e)(i)	599	569,327
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	820	762,600

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Media (concluded)

UPC Germany GmbH, 8.13%, 12/01/17 (b)	$1,300	$1,274,000
UPC Holding BV, 9.88%, 4/15/18 (b)	200	201,000

		10,928,066

Metals & Mining — 4.4%
AK Steel Corp., 7.63%, 5/15/20	405	392,850
Aleris International, Inc. (a)(i):
9.00%, 12/15/14	410	3,065
10.00%, 12/15/16	375	3,281
Arch Western Finance LLC, 6.75%, 7/01/13	235	235,588
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	400	402,000
7.38%, 2/15/16	410	385,400
FMG Finance Property Ltd. (b):
10.00%, 9/01/13	55	57,750
10.63%, 9/01/16	485	533,500
Goldcorp, Inc., 2.00%, 8/01/14 (e)	95	110,438
McJunkin Red Man Corp., 9.50%, 12/15/16 (b)	565	548,050
Murray Energy Corp., 10.25%, 10/15/15 (b)	295	293,525
Novelis, Inc., 7.25%, 2/15/15	765	738,225
Ryerson, Inc.:
7.72%, 11/01/14 (f)	200	186,000
12.00%, 11/01/15	40	40,900
Steel Dynamics, Inc., 7.38%, 11/01/12	670	693,450
United States Steel Corp., 7.38%, 4/01/20	250	247,187
Vedanta Resources Plc, 9.50%, 7/18/18 (b)	335	355,937

		5,227,146

Multi-Utilities — 0.2%
CMS Energy Corp., 8.75%, 6/15/19	170	187,695

Multiline Retail — 1.5%
Dollar General Corp.:
10.63%, 7/15/15	105	114,844
11.88%, 7/15/17 (d)	1,430	1,626,625

		1,741,469

Oil, Gas & Consumable Fuels — 9.0%
Arch Coal, Inc., 8.75%, 8/01/16 (b)	40	41,700
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17	245	270,725
10.75%, 2/01/18	110	117,288
Bill Barrett Corp., 9.88%, 7/15/16	25	26,500
Chesapeake Energy Corp.:
6.38%, 6/15/15	65	67,113
2.25%, 12/15/38 (e)	400	288,500
Cimarex Energy Co., 7.13%, 5/01/17	420	422,100
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)	140	138,600
Concho Resources, Inc., 8.63%, 10/01/17	95	97,850
Connacher Oil and Gas Ltd., 10.25%, 12/15/15 (b)	705	696,187
Consol Energy, Inc., 8.25%, 4/01/20 (b)	1,020	1,063,350
Crosstex Energy LP, 8.88%, 2/15/18	500	499,375
Denbury Resources, Inc.:
7.50%, 12/15/15	250	252,500
9.75%, 3/01/16	320	345,600
8.25%, 2/15/20	364	380,380
El Paso Corp., 8.25%, 2/15/16	345	361,387
Forest Oil Corp., 8.50%, 2/15/14	130	135,525
Hilcorp Energy I LP, 8.00%, 2/15/20 (b)	185	182,688
Linn Energy LLC, 8.63%, 4/15/20 (b)	440	450,450
Massey Energy Co., 6.88%, 12/15/13	105	102,506
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)	770	781,550
OPTI Canada, Inc., 9.00%, 12/15/12 (b)	890	898,900
Patriot Coal Corp., 8.25%, 4/30/18	195	187,688
Penn Virginia Corp., 10.38%, 6/15/16	50	53,250
Penn Virginia Resource Partners LP, 8.25%, 4/15/18	250	245,625
Petrohawk Energy Corp.:
10.50%, 8/01/14	345	370,875
7.88%, 6/01/15	225	225,562
Range Resources Corp.:
6.38%, 3/15/15	750	740,625
8.00%, 5/15/19	200	208,750
Sabine Pass LNG LP, 7.50%, 11/30/16	165	137,363
Swift Energy Co., 7.13%, 6/01/17	305	281,362
Teekay Corp., 8.50%, 1/15/20	330	328,350
Whiting Petroleum Corp., 7.25%, 5/01/13	170	171,275

		10,571,499

Paper & Forest Products — 3.0%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(d)	481	404,029
Boise Cascade LLC, 7.13%, 10/15/14	195	183,544
Boise Paper Holdings LLC (b):
9.00%, 11/01/17	170	175,100
8.00%, 4/01/20	75	74,813
Clearwater Paper Corp., 10.63%, 6/15/16	215	236,769
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)	345	367,856
Glatfelter, 7.13%, 5/01/16 (b)	105	102,375
NewPage Corp.:
10.00%, 5/01/12	445	241,412
11.38%, 12/31/14	1,110	1,007,325
Verso Paper Holdings LLC:
11.50%, 7/01/14	645	694,987
Series B, 4.09%, 8/01/14 (f)	90	77,175

		3,565,385

Pharmaceuticals — 0.8%
Angiotech Pharmaceuticals, Inc., 4.29%, 12/01/13 (f)	525	404,250
Elan Finance Plc, 8.88%, 12/01/13	150	150,375
Novasep Holding SAS, 9.75%, 12/15/16 (b)	432	431,510

		986,135

Real Estate Management & Development — 0.5%
Forest City Enterprises, Inc., 7.63%, 6/01/15	650	599,625

Road & Rail — 0.5%
Avis Budget Car Rental LLC, 9.63%, 3/15/18 (b)	250	252,500
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)	380	366,700

		619,200

Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 8.13%, 12/15/17 (b)	85	84,575
STATS ChipPAC Ltd.:
7.50%, 7/19/10	85	84,894
6.75%, 11/15/11	190	190,950

		360,419

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Software — 0.0%
BMS Holdings, Inc., 7.89%, 2/15/12 (b)(d)	$247	$4,939

Specialty Retail — 1.1%
General Nutrition Centers, Inc., 10.75%, 3/15/15	150	150,750
Group 1 Automotive, Inc., 2.25%, 6/15/36 (e)(h)	300	220,500
Sonic Automotive, Inc., 9.00%, 3/15/18	180	182,700
United Auto Group, Inc., 7.75%, 12/15/16	820	770,800

		1,324,750

Tobacco — 0.6%
Vector Group Ltd., 11.00%, 8/15/15	700	714,000

Wireless Telecommunication Services — 5.8%
Cricket Communications, Inc.:
10.00%, 7/15/15	720	752,400
7.75%, 5/15/16	340	346,800
Digicel Group Ltd. (b):
9.13%, 1/15/15 (d)	593	581,140
8.25%, 9/01/17	595	589,050
10.50%, 4/15/18	200	206,250
FiberTower Corp., 9.00%, 1/01/16 (b)(d)	223	189,182
iPCS, Inc., 2.47%, 5/01/13 (f)	795	743,325
MetroPCS Wireless, Inc., 9.25%, 11/01/14	1,270	1,308,100
NII Holdings, Inc., 2.75%, 8/15/25 (e)	120	119,850
Nextel Communications, Inc.:
Series D, 7.38%, 8/01/15	110	104,500
Series E, 6.88%, 10/31/13	770	745,937
Series F, 5.95%, 3/15/14	150	139,125
SBA Telecommunications, Inc., 8.00%, 8/15/16 (b)	240	248,400
Sprint Capital Corp., 6.88%, 11/15/28	940	780,200

		6,854,259

Total Corporate Bonds — 86.3%		101,830,976

Floating Rate Loan Interests (f)

Auto Components — 0.4%
Allison Transmission, Inc., Term Loan, 3.05% — 3.11%, 8/07/14	474	430,687

Automobiles — 0.6%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.31% — 3.35%, 12/15/13	764	720,651
Tranche B-2 Term Loan, 3.35%, 12/15/13	48	45,324

		765,975

Commercial Services & Supplies — 0.2%
AWAS Aviation Capital Ltd., Term Loan B, 7.75%, 5/27/16	250	246,563

Consumer Finance — 1.0%
American General Finance Corp., Term Loan, 7.25%, 4/16/16	1,000	971,500
Daimler Chrysler Financial Services Americas LLC, Term Loan (Second Lien), 6.85%, 8/02/13	184	182,949

		1,154,449

Electric Utilities — 0.4%
Conectiv, Term Loan B, 7.00%, 5/26/17	500	494,375

Food & Staples Retailing — 0.4%
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/10/15	448	453,751

Health Care Providers & Services — 0.4%
HCA, Inc., Tranche A-1 Term Loan, 2.03%, 11/16/12	312	294,300
Harden Healthcare, Term Loan A, 8.50%, 2/22/15	164	160,965

		455,265

Hotels, Restaurants & Leisure — 1.1%
Travelport LLC (FKA Travelport, Inc.), Loan, 8.44%, 3/27/12	1,432	1,332,164

IT Services — 0.2%
First Data Corp., Initial Tranche B-3 Term Loan, 3.10%, 9/24/14	349	293,295

Independent Power Producers & Energy Traders — 1.0%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility, 4.10%, 4/02/13	189	175,956
Tranche B Term Loan, 4.10%, 4/02/13	11	10,358
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.85% — 4.03%, 10/10/14	117	86,425
Initial Tranche B-3 Term Loan, 3.85% — 4.03%, 10/10/14	1,187	873,999

		1,146,738

Media — 0.4%
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	500	521,250

Multiline Retail — 0.0%
The Neiman Marcus Group, Inc., Term Loan, 2.35% — 2.54%, 4/06/13	9	8,268

Real Estate Management & Development — 0.4%
Realogy Corp., Term Loan (Second Lien), 13.50%, 10/15/17	400	417,333

Specialty Retail — 0.1%
Claire’s Stores, Inc., Term B Loan, 3.10%, 5/29/14	89	73,544

Total Floating Rate Loan Interests — 6.6%		7,793,657

	Beneficial
	Interest
Other Interests (k)	(000)

Auto Components — 0.1%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests	— (l)	180,927

Household Durables — 0.1%
Stanley Martin, Class B Membership Units (m)	— (l)	94,725

Total Other Interests — 0.2%		275,652

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Securities

Preferred Stocks	Shares	Value

Diversified Financial Services — 1.3%
Ally Financial Inc., 7.00% (b)	1,278	$993,365
Citigroup, Inc., 7.50% (e)	5,000	565,000

		1,558,365

Diversified Telecommunication Services — 0.0%
PTV, Inc., Series A, 10.00% (a)	47	4

Household Durables — 0.1%
Beazer Homes USA, Inc., 7.50% (e)	5,543	111,726

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(f)	13,993	—

Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)	4,287	61,133

Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series O (a)	10,000	6,000
Freddie Mac, Series Z (a)	32,188	10,944

		16,944

Total Preferred Securities — 1.5%		1,748,172

Warrants (n)	Shares	Value

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)	15,990	$—
Virgin Media, Inc. (Expires 1/13/11)	22,461	449

Total Warrants — 0.0%		449

Total Long-Term Investments (Cost — $115,596,354) — 95.2%		112,376,716

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.16% (o)(p)	3,858,041	3,858,041

Total Short-Term Securities (Cost — $3,858,041) — 3.3%		3,858,041

Total Investments (Cost — $119,454,395*) — 98.5%		116,234,757
Other Assets Less Liabilities — 1.5%		1,797,211

Net Assets — 100.0%		$118,031,968

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$119,980,930

Gross unrealized appreciation	$3,327,051
Gross unrealized depreciation	(7,073,224)

Net unrealized depreciation	$(3,746,173)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation

Citigroup Global Markets, Inc.	$210,525	$525

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(e)	Convertible security.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Amount is less than $1,000.

(m)	Restricted security as to resale, representing 0.1% of net assets was as follows:

	Acquisition
Issue	Date	Cost	Value

Stanley Martin, Class B Membership Units	4/03/06	$227,862	$94,725

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(o)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares Held		Shares Held
	at December 31,	Net	at June 30,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	269,742	3,588,299	3,858,041	$789

(p)	Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of June 30, 2010 were as follows:

Currency					Settlement	Unrealized
Purchased		Currency Sold		Counterparty	Date	Appreciation

USD	78,787	CAD	80,000	Citibank NA	7/28/10	$3,651

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments (concluded)

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves , volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market- corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$566,146	$161,664	—	$727,810
Corporate Bonds	—	100,781,206	$1,049,770	101,830,976
Floating Rate Loan Interests	—	5,809,651	1,984,006	7,793,657
Other Interests	—	—	275,652	275,652
Preferred Securities	748,807	999,365	—	1,748,172
Warrants	449	—	—	449
Short-Term Securities	3,858,041	—	—	3,858,041
Liabilities:
Unfunded Loan Commitments	—	—	(1,197)	(1,197)

Total	$5,173,443	$107,751,886	$3,308,231	$116,233,560

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$3,651	—	$3,651

[1]	Derivative financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

			Floating
			Rate		Unfunded
	Common	Corporate	Loan	Other	Loan
	Stocks	Bonds	Interests	Interests	Commitments	Total

Assets/Liabilities:
Balance, as of December 31, 2009	$17,500	$849,914	$4,538,488	$121,958	$(2,762)	$5,525,098
Accrued discounts/ premiums	—	33,054	20,555	—	—	53,609
Net realized gain (loss)	—	68,768	(260,834)	—	—	(192,066)
Net change in unrealized appreciation/ depreciation[2]	5,250	166,802	190,072	86,194	1,565	449,883
Purchases	—	—	3,974,808	—	—	3,974,808
Sales	—	(68,768)	(6,237,204)	—	—	(6,305,972)
Transfers in3	—	—	161,700	67,500	—	229,200
Transfers out[3]	(22,750)	—	(403,579)	—	—	(426,329)

Balance, as of June 30, 2010	$—	$1,049,770	$1,984,006	$275,652	$(1,197)	$3,308,231

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at June 30, 2010 was $270,126.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$115,596,354)	$112,376,716
Investments at value—affiliated (cost—$3,858,041)	3,858,041
Unrealized appreciation on foreign currency exchange contracts	3,651
Cash	974
Foreign currency at value (cost—$2,266)	2,191
Investments sold receivable	2,201,035
Interest receivable	2,067,785
Dividends receivable	2,598
Other assets	14,863
Prepaid expenses	34,787

Total assets	120,562,641

Liabilities:
Unrealized depreciation on unfunded loan commitments	1,197
Investments purchased payable	1,602,581
Income dividends payable	751,438
Capital shares redeemed payable	70,718
Investment advisory fees payable	52,368
Other affiliates payable	1,394
Officer’s and Directors’ fees payable	498
Deferred income	10,014
Other accrued expenses payable	40,465

Total liabilities	2,530,673

Net Assets	$118,031,968

Net Assets Consist of:
Paid-in capital	$274,706,146
Distributions in excess of net investment income	(94,840)
Accumulated net realized loss	(153,365,217)
Net unrealized appreciation/depreciation	(3,214,121)

Net Assets	$118,031,968

Net Asset Value:
Based on net assets of $118,031,968 and 17,633,992 shares outstanding, 200 million shares authorized, $0.10 par value	$6.69

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Interest	$5,176,984
Facility and other fees	19,838
Dividends—affiliated	789

Total income	5,197,611

Expenses:
Investment advisory	321,748
Professional	28,101
Accounting services	18,364
Custodian	10,398
Officer and Directors	9,880
Printing	8,927
Transfer agent	2,467
Miscellaneous	24,230

Total expenses	424,115
Less fees waived by advisor	(420)

Total expenses after fees waived	423,695

Net investment income	4,773,916

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	2,099,766
Swaps	4,073
Foreign currency transactions	(1,907)

2,101,932

Net change in unrealized appreciation/depreciation on:
Investments	(1,821,089)
Unfunded loan commitments	1,565
Foreign currency transactions	3,169

(1,816,355)

Total realized and unrealized gain	285,577

Net Increase in Net Assets Resulting from Operations	$5,059,493

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$4,773,916	$10,207,280
Net realized gain (loss)	2,101,932	(8,938,103)
Net change in unrealized appreciation/depreciation	(1,816,355)	47,458,040

Net increase in net assets resulting from operations	5,059,493	48,727,217

Dividends to Shareholders From:
Net investment income	(4,728,391)	(10,121,764)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(6,405,788)	(7,846,706)

Net Assets:
Total increase (decrease) in net assets	(6,074,686)	30,758,747
Beginning of period	124,106,654	93,347,907

End of period	$118,031,968	$124,106,654

Distributions in excess of net investment income	$(94,840)	$(140,365)

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended June 30,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$6.68		$4.64	$7.26	$7.67	$7.55	$8.12

Net investment income[1]	0.26		0.54	0.57	0.59	0.56	0.61
Net realized and unrealized gain (loss)	0.01		2.03	(2.62)	(0.42)	0.12	(0.50)

Net increase (decrease) from investment operations	0.27		2.57	(2.05)	0.17	0.68	0.11

Less dividends from net investment income	(0.26)		(0.53)	(0.57)	(0.58)	(0.56)	(0.68)

Net asset value, end of period	$6.69		$6.68	$4.64	$7.26	$7.67	$7.55

Total Investment Return:[2]
Based on net asset value	4.15%	[3]	58.00%	(29.88)%	2.42%	9.44%	1.51%

Ratios to Average Net Assets:
Total expenses	0.71%	[4]	0.73%	0.68%	0.64%	0.60%	0.59%

Total expenses after fees waived	0.71%	[4]	0.73%	0.68%	0.64%	0.60%	0.59%

Net investment income	7.99%	[4]	9.45%	0.80%	7.77%	7.45%	7.78%

Supplemental Data:
Net assets, end of period (000)	$118,032		$124,107	$93,348	$162,681	$213,937	$246,483

Portfolio turnover	43%		107%	53%	55%	56%	24%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock High Income V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Fund’s investments denominated in

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value. The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loans the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interest are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statement of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contract. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform it obligations under the agreement.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

Derivative Instruments Categorized by Risk Exposure:

Fair Value of Derivative Instruments as of June 30, 2010
	Asset Derivatives
	Statement of Assets and
	Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$3,651

The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended June 30, 2010
	Net Realized Gain (Loss) from
		Foreign Currency
	Swaps	Transactions

Foreign currency exchange contracts	—	$(1,901)

Credit contracts	$4,073	—

Net Change in Unrealized
Appreciation/Depreciation on
Foreign Currency
Transactions

Foreign currency exchange contracts	$3,246

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Foreign currency exchange contracts:

Average number of contracts-US dollars purchased	1

Average US dollar amounts purchased	$77,595

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund and the Company’s BlackRock Total Return V.I. Fund’s aggregate average daily net assets:

Portion of average daily value of net assets	Rate

Not exceeding $250 million	0.55%

In excess of $250 million, but not exceeding $500 million	0.50%

In excess of $500 million, but not exceeding $750 million	0.45%

In excess of $750 million	0.40%

For the six months ended June 30, 2010, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund was approximately $324,114,000.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $1,124 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC, an affiliate of BlackRock.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments including paydowns and excluding short-term securities for the six months ended June 30, 2010, were $51,760,285 and $62,431,916, respectively.

5.  Commitments:

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statement of Operations as facility and other fees, is recognized ratably over the commitment period. As of June 30, 2010, the Fund had the following unfunded loan commitment:

	Unfunded	Value of
	Commitment	Underlying
Borrower	(000)	Loan (000)

Delphi Holdings, LLP	$733	$734

6.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

7.  Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2010	$63,839,053

2011	44,871,728

2012	8,918,857

2013	12,665,469

2014	4,347,980

2016	9,129,091

2017	11,211,061

Total	$154,983,239

8.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

9.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	363,022	$2,453,583

Shares issued to shareholders in reinvestment of dividends	722,584	4,887,817

Total issued	1,085,606	7,341,400

Shares redeemed	(2,035,899)	(13,747,188)

Net decrease	(950,293)	$(6,405,788)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	1,064,397	$6,161,168

Shares issued to shareholders in reinvestment of dividends	1,843,116	9,996,332

Total issued	2,907,513	16,157,500

Shares redeemed	(4,428,548)	(24,004,206)

Net decrease	(1,521,035)	$(7,846,706)

10.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock International Value V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2010, the Fund underperformed its benchmark, the MSCI EAFE Index.

What factors influenced performance?

•	During the period, detrimental stock selection within the industrials and health care sectors detracted from the Fund’s relative results. Key disappointments were Vinci SA in industrials and Bayer AG in health care. An overweight position in the energy sector also hampered Fund returns, as did stock selection in Japan.

•	Despite the relative underperformance, there were several positives during the period. The consumer staples sector made the largest positive contribution to Fund returns primarily through successful stock selection in companies such as brewer Carlsberg A/S and confectionery conglomerate Nestle SA, Registered Shares and food retailer Ahold NV. In financials, the Fund benefited from an overweight position in insurer Zurich Financial Services AG and from underweight exposure in bank Banco Santander SA, which was sold due to its exposure to the European periphery. Other individual positions that were helpful during the period included an underweight in troubled oil major BP Plc and overweights in integrated energy company Centrica Plc and automobile manufacturer Daimler AG, which delivered encouraging earnings results. Regionally, the Fund benefited from its exposure to the Asia ex-Japan region.

Describe recent portfolio activity.

•	During the period, we maintained a value bias and sought to increase the level of quality in the portfolio by placing more emphasis on low-valued companies that also offered attractive dividend yields.

•	Regionally, we increased the Fund’s weighting in emerging markets (through Samsung Electronics Co., Ltd., Quanta Computer, Inc., Teva Pharmaceutical Industries Ltd. — ADR and America Movil SA de CV — ADR) amid an improving economic climate and signs that tightening measures undertaken in 2009 have been effective without suppressing growth. We funded this increase through a reduction in Japanese companies (Honda Motor Co., Ltd., Mitsubishi Heavy Industries Ltd., Sumitomo Corp., TDK Corp. and Komatsu Ltd.), which appeared close to full value.

•	We also increased the Fund’s exposure to the UK, where we identified attractive stock-specific opportunities in banks (Lloyds TSB Group Plc and Barclays Plc) and given our broadly positive view on the pound as political stability appeared to be restored after the election.

•	At the sector level, we decreased the Fund’s weighting in industrials and trimmed our allocation in automobile-related companies (Mazda Motor Corp., Fiat SpA and Honda Motor), which will no longer benefit from government incentive programs.

Describe Fund positioning at period end.

•	As always, a market dominated by fear presents attractive investment opportunities. We continue to follow our disciplined investment process that has guided us through the volatility, seeking to identify good companies trading at distressed prices with attractive upside potential. At the end of period, the Fund was overweight in the energy, information technology and telecommunication services sectors, and underweight in materials, financials and utilities. Regionally, the Fund ended the period overweight in selected emerging markets and underweight in Japan and Asia ex-Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund seeks current income and long-term growth of income, accompanied by growth of capital through investments in international stocks.

[3]	This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).
Performance Summary as of June 30, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year[5]	5 Years[5]	10 Years[5]

Class I Shares[4]	(15.56)%	2.67%	0.06%	2.89%

MSCI EAFE Index	(13.23)	5.92	0.88	0.16

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Fund Information as of June 30, 2010

Percent of
Geographic Allocation	Long-Term Investments

United Kingdom	20%
Japan	17
Germany	11
Switzerland	10
France	9
Spain	8
Australia	6
South Korea	3
Brazil	3
Taiwan	3
Israel	2
Netherlands	2
Mexico	2
Other[1]	4

[1]	Other includes a 1% investment in Denmark, India, Finland and Russia.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Disclosure of Expenses
Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Expense Ratio

Class I	$1,000	$844.40	$4.12	$1,000	$1,020.34	$4.51	0.90%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 5.4%
National Australia Bank Ltd.	173,182	$3,348,346
Newcrest Mining Ltd.	74,614	2,176,980
Suncorp-Metway Ltd.	392,140	2,623,488

		8,148,814

Brazil — 2.7%
Cyrela Brazil Realty SA	92,210	1,003,326
Itau Unibanco Holdings SA — ADR	174,072	3,135,037

		4,138,363

Denmark — 1.5%
Carlsberg A/S	29,645	2,259,216

Finland — 1.4%
KCI Konecranes Oyj	80,049	2,087,553

France — 9.1%
European Aeronautic Defense and Space Co.	115,549	2,358,108
Sanofi-Aventis	33,366	2,009,549
Societe Generale SA	66,156	2,722,254
Total SA	89,019	3,973,711
Vinci SA	67,897	2,819,202

		13,882,824

Germany — 10.6%
Bayer AG	51,200	2,861,135
Bilfinger Berger AG	50,684	2,808,826
Continental AG	47,024	2,440,991
DaimlerChrysler AG	60,034	3,036,857
Deutsche Post AG	170,829	2,490,715
HeidelbergCement AG	51,614	2,439,317

		16,077,841

Hungary — 0.3%
OTP Bank Nyrt. (a)	24,551	495,006

Israel — 2.0%
Teva Pharmaceutical Industries Ltd. — ADR	58,898	3,062,107

Japan — 16.5%
Fuji Photo Film Co., Ltd.	90,200	2,606,732
Hitachi Ltd. (a)	586,000	2,128,532
Inpex Corp.	392	2,174,233
Mitsubishi Heavy Industries Ltd.	812,000	2,801,191
Mitsui Chemicals, Inc.	650,000	1,816,578
Nippon Telegraph & Telephone Corp.	77,200	3,144,811
Nomura Holdings, Inc.	428,200	2,339,464
Seven & I Holdings Co., Ltd.	104,100	2,385,065
Sony Corp.	109,900	2,931,364
Sumitomo Corp.	273,700	2,733,444

		25,061,414

Mexico — 1.5%
America Movil SA de CV — ADR	49,076	2,331,110

Netherlands — 1.6%
Koninklijke Ahold NV	200,545	2,480,724

Russia — 1.0%
OAO Gazprom — ADR	81,754	1,537,793

South Korea — 2.9%
KB Financial Group, Inc.	56,844	2,178,875
Samsung Electronics Co., Ltd.	3,686	2,311,912

		4,490,787

Spain — 7.5%
Banco Santander SA	366,075	3,838,740
Repsol YPF SA	135,663	2,737,695
Telefonica SA	261,530	4,844,773

		11,421,208

Switzerland — 10.0%
Nestle SA, Registered Shares	106,404	5,130,677
Novartis AG, Registered Shares	106,623	5,167,284
Transocean Ltd. (a)	26,725	1,269,490
Zurich Financial Services AG	16,678	3,676,058

		15,243,509

Taiwan — 2.5%
Quanta Computer, Inc.	866,000	1,565,332
Taiwan Semiconductor Manufacturing Co., Ltd. — ADR	222,145	2,168,135

		3,733,467

United Kingdom — 18.9%
Aviva Plc	593,383	2,757,561
BHP Billiton Plc	133,501	3,461,482
Barclays Plc	748,982	2,989,562
British American Tobacco Plc	123,504	3,919,495
Centrica Plc	961,842	4,244,624
Ladbrokes Plc	1,156,268	2,185,003
Lloyds TSB Group Plc (a)	2,952,898	2,331,214
Royal Dutch Shell Plc, Class B	166,485	4,024,056
United Business Media Ltd.	390,524	2,884,206

		28,797,203

Total Common Stocks — 95.4%		145,248,939

Structured Notes

India — 1.5%
Deutsche Bank AG (Axis Bank), due 8/17/17 (a)	65,240	1,731,887
Morgan Stanley BV (Rolta India Ltd.), due 5/26/14	145,318	526,037

Total Structured Notes — 1.5%		2,257,924

Total Long-Term Investments (Cost — $161,865,791) — 96.9%		147,506,863

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.16% (b)(c)	2,780,487	2,780,487

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	EUR	Euro
AUD	Australian Dollar	GBP	British Pound
CHF	Swiss Franc	JPY	Japanese Yen
DKK	Danish Krone	KRW	South Korean Won
		USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Time Deposits	(000)	Value

Australia — 0.0%
Brown Brothers Harriman & Co., 3.36%, 7/01/10	AUD 4	$3,059

Denmark — 0.0%
Brown Brothers Harriman & Co., 0.10%, 7/01/10	DKK 19	3,119

Euro — 0.3%
Brown Brothers Harriman & Co., 0.10%, 7/01/10	EUR 399	488,485

Japan — 0.1%
Brown Brothers Harriman & Co., 0.00%, 7/01/10	JPY 9,694	109,550

Total Time Deposits — 0.4%		604,213

Total Short-Term Securities (Cost — $3,384,700) — 2.2%		3,384,700

Total Investments (Cost — $165,250,491*) — 99.1%		150,891,563
Other Assets Less Liabilities — 0.9%		1,406,139

Net Assets — 100.0%		$152,297,702

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, as amended, were as follows:

Aggregate cost	$167,803,506

Gross unrealized appreciation	$3,416,118
Gross unrealized depreciation	(20,328,061)

Net unrealized depreciation	$(16,911,943)

(a)	Non-income producing security.

(b)	Represents the current yield as of report date.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	3,092,060	(311,573)	2,780,487	$1,250

•	Foreign currency exchange contracts as of June 30, 2010 were as follows:

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

GBP 443,344	USD 669,540	Goldman Sachs & Co.	7/01/10	$(7,142)
GBP 37	USD 56	JPMorgan Chase Bank NA.	7/01/10	(1)
USD 639,110	EUR 520,449	Goldman Sachs & Co.	7/01/10	2,676
AUD 415,140	USD 351,624	Brown Brothers Harriman & Co	7/02/10	(2,179)
CHF 647,312	USD 600,642	Brown Brothers Harriman & Co	7/02/10	(84)
DKK 586,889	USD 96,636	Brown Brothers Harriman & Co	7/02/10	(291)
EUR 1,549,508	USD 1,900,936	Brown Brothers Harriman & Co	7/02/10	(6,117)
GBP 751,829	USD 1,124,736	Brown Brothers Harriman & Co	7/02/10	(1,430)
JPY 95,445,485	USD 1,077,749	Brown Brothers Harriman & Co	7/02/10	1,768
KRW 121,590,313	USD 99,136	Brown Brothers Harriman & Co	7/02/10	368
KRW 115,266,049	USD 93,980	Brown Brothers Harriman & Co	7/02/10	349
USD 627,255	EUR 514,396	Citibank, NA	7/02/10	(1,780)
USD 43,358	JPY 3,842,853	JPMorgan Chase Bank NA	7/02/10	(105)
USD 467,863	EUR 381,458	Citibank, NA	7/06/10	1,386

Total				$(12,582)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Schedule of Investments (concluded)

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Australia	—	$8,148,814	—	$8,148,814
Brazil	$4,138,363	—	—	4,138,363
Denmark	—	2,259,216	—	2,259,216
Finland	—	2,087,553	—	2,087,553
France	—	13,882,824	—	13,882,824
Germany	—	16,077,841	—	16,077,841
Hungary	—	495,006	—	495,006
Israel	3,062,107	—	—	3,062,107
Japan	—	25,061,414	—	25,061,414
Mexico	2,331,110	—	—	2,331,110
Netherlands	—	2,480,724	—	2,480,724
Russia	1,537,793	—	—	1,537,793
South Korea	—	4,490,787	—	4,490,787
Spain		11,421,208		11,421,208
Switzerland	1,269,490	13,974,019	—	15,243,509
Taiwan	2,168,135	1,565,332	—	3,733,467
United Kingdom	—	28,797,203	—	28,797,203
Structured Notes:
India	—	2,257,924	—	2,257,924
Short-Term Securities:
Money Market Funds	2,780,487	—	—	2,780,487
Time Deposits	—	604,213	—	604,213

Total	$17,287,485	$133,604,078	—	$150,891,563

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$6,547	—	$6,547
Liabilities:
Foreign currency exchange contracts	—	(19,129)	—	(19,129)

Total	—	$(12,582)	—	$(12,582)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$162,470,004)	$148,111,076
Investments at value—affiliated (cost—$2,780,487)	2,780,487
Foreign currency at value (cost—$601)	419
Unrealized appreciation on foreign currency exchange contracts	6,547
Investments sold receivable	1,731,930
Dividends receivable	940,894
Capital shares sold receivable	6,162,032
Prepaid expenses	34,086

Total assets	159,767,471

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	19,129
Investments purchased payable	7,158,513
Capital shares redeemed payable	154,432
Investment advisory fees payable	93,887
Other affiliates payable	1,650
Officer’s and Directors’ fees payable	317
Other accrued expenses payable	41,841

Total liabilities	7,469,769

Net Assets	$152,297,702

Net Assets Consist of:
Paid-in capital	$222,303,354
Undistributed net investment income	1,741,734
Accumulated net realized loss	(57,345,800)
Net unrealized appreciation/depreciation	(14,401,586)

Net Assets	$152,297,702

Net Asset Value:
Class I—Based on net assets of $152,297,702 and 19,902,247 shares outstanding, 100 million shares authorized, $0.10 par value	$7.65

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends	$2,682,028
Foreign taxes withheld	(260,178)
Dividends—affiliated	1,250
Interest	111

Total income	2,423,211

Expenses:
Investment advisory	637,932
Custodian	41,784
Accounting services	24,590
Professional	23,541
Printing	13,111
Officer and Directors	10,869
Transfer agent	2,586
Miscellaneous	13,124

Total expenses	767,537
Less fees waived by advisor	(672)

Total expenses after fees waived	766,865

Net investment income	1,656,346

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	952,877
Foreign currency transactions	(830,045)

122,832

Net change in unrealized appreciation/depreciation on:
Investments	(28,939,530)
Foreign currency transactions	(438,646)

(29,378,176)

Total realized and unrealized loss	(29,255,344)

Net Decrease in Net Assets Resulting from Operations	$(27,598,998)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$1,656,346	$2,943,623
Net realized gain (loss)	122,832	(1,676,032)
Net change in unrealized appreciation/depreciation	(29,378,176)	34,340,296

Net increase (decrease) in net assets resulting from operations	(27,598,998)	35,607,887

Dividends to Shareholders From:
Net investment income	—	(3,551,972)

Decrease in net assets resulting from dividends to shareholders	—	(3,551,972)

Capital Share Transactions:
Net Increase (decrease) in net assets derived from capital share transactions	(4,816,603)	15,602,983

Net Assets:
Total increase (decrease) in net assets	(32,415,601)	47,658,898
Beginning of period	184,713,303	137,054,405

End of period	$152,297,702	$184,713,303

Undistributed net investment income	$1,741,734	$85,388

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$9.06		$7.11	$14.38	$16.80	$14.86		$13.67

Net investment income[1]	0.08		0.16	0.31	0.34	0.42		0.35
Net realized and unrealized gain (loss)	(1.49)		1.97	(6.43)	1.42	3.73		1.24

Net increase (decrease) from investment operations	(1.41)		2.13	(6.12)	1.76	4.15		1.59

Dividends and distributions from:
Net investment income	—		(0.18)	(0.39)	(0.50)	(0.60)		(0.40)
Net realized gain	—		—	(0.76)	(3.68)	(1.61)		—

Total dividends and distributions	—		(0.18)	(1.15)	(4.18)	(2.21)		(0.40)

Net asset value, end of period	$7.65		$9.06	$7.11	$14.38	$16.80		$14.86

Total Investment Return:[2]
Based on net asset value	(15.56)%	[3]	29.97%	(42.49)%	10.34%	27.91%	[4]	11.68%	[5]

Ratios to Average Net Assets:
Total expenses	0.90%	[6]	0.92%	0.91%	0.87%	0.87%		0.88%

Total expenses after fees waived	0.90%	[6]	0.91%	0.91%	0.87%	0.87%		0.70%

Net investment income	1.95%	[6]	2.01%	2.71%	1.91%	2.49%		2.30%

Supplemental Data:
Net assets, end of period (000)	$152,298		$184,713	$137,054	$347,299	$405,486		$356,277

Portfolio turnover	76%		199%	118%	79%	62%		78%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	The previous investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the total investment return by 0.13%.

[5]	The previous investment advisor reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

[6]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock International Value V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the Financial Statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid or price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Under the applicable foreign tax laws a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from their counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

“Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of June 30, 2010
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and		and
	Liabilities		Liabilities
	Location	Value	Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$6,547	Unrealized depreciation on foreign currency exchange contracts	$19,129

The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended June 30, 2010
Foreign Currency
Transactions

Net Realized Gain (Loss) from

Foreign currency transactions	$(837,327)

Net Change in Unrealized Appreciation/Depreciation on

Foreign currency transactions	$(366,430)

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Foreign currency exchange contracts:

Average number of contracts-US dollars purchased	3

Average number of contracts-US dollars sold	7

Average US dollar amounts purchased	$7,548,144

Average US dollar amounts sold	$9,894,902

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.75% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock International Limited. (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

For the six months ended June 30, 2010, the Fund reimbursed the Manager $1,732 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2010, were $126,888,834 and $131,831,674, respectively.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

6.  Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$28,933,559

2017	26,038,359

Total	$54,971,918

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedule of Investments for concentrations in specific countries.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

As of June 30, 2010, the Fund had the following industry classifications:

Percent of
Long-Term
Industry	Investments

Commercial Banks	15%

Oil, Gas & Consumable Fuels	10

Pharmaceuticals	9

Insurance	6

Diversified Telecommunication Services	5

Other*	55

*	All other industries held were each less than 5% of long-term investments.

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	1,260,851	$10,195,591

Shares redeemed	(1,753,500)	(15,012,194)

Net decrease	(492,649)	$(4,816,603)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	4,212,334	$37,996,280

Shares issued to shareholders in reinvestment of dividends	395,021	3,551,972

Total issued	4,607,355	41,548,252

Shares redeemed	(3,484,186)	(25,945,269)

Net increase	1,123,169	$15,602,983

9.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend of $0.025101 per share on July 23, 2010 to shareholders of record on July 21, 2010.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Large Cap Core V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2010, the Fund underperformed its benchmark, the Russell 1000 Index.

What factors influenced performance?

•	Overall, negative results in the financials, energy, industrials and consumer staples sectors overshadowed positive results in health care.

•	In financials, an underweight in commercial banks and a lack of exposure to real estate investment trusts hampered returns, as both segments performed well during the period. Equipment & services names detracted from results within the energy sector. In general, holdings struggled amid commodity price volatility related to the economic slowdown, as well as contagion from the oil spill in the Gulf of Mexico. Within industrials, holdings in the aerospace & defense and commercial services & supplies industries hindered performance. Lastly, underweights and stock selection in the more defensive food products and household products industries accounted for the majority of weakness in consumer staples.

•	The largest individual detractors from performance were Seagate Technology Holdings, Harley-Davidson, Inc., Western Digital Corp. and Microsoft Corp. An underweight in Apple, Inc. also hindered relative returns.

•	Conversely, health care was the largest contributor to Fund performance. A significant overweight in the health care providers & services industry was the greatest source of relative strength. In particular, solid earnings results and favorable guidance drove up shares of select distributor holdings in the Fund. Stock selection within the pharmaceuticals industry also yielded favorable results.

•	The largest individual contributors to performance were Ross Stores, Inc., AmerisourceBergen Corp., Advance Auto Parts, Inc., Limited Brands, Inc., The Estée Lauder Cos., Inc., Class A and TJX Cos., Inc. An underweight in Google, Inc., Class A proved advantageous as well.

Describe recent portfolio activity.

•	During the six-month period, we increased the Fund’s exposure to consumer discretionary and industrials. We reduced exposure to telecommunication services, utilities and energy.

•	The largest purchases for the Fund were Intel Corp., Chevron Corp., Freeport-McMoRan Copper & Gold, Inc., Class B, Seagate Technology and Harley-Davidson. The largest sales included International Business Machines Corp., Oracle Corp., Johnson & Johnson, AT&T, Inc. and Philip Morris International, Inc.

Describe Fund positioning at period end.

•	As of June 30, 2010, we maintained the Fund’s pro-cyclical bias and used weakness at the end of the period to boost that exposure, believing that the market was beginning to discount a double-dip recession (an event we consider unlikely). The Fund’s largest sector overweights relative to the benchmark included health care and consumer discretionary, while financials and consumer staples represented the largest underweights. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Total Return Based on a $10,000 Investment

	BlackRock Large	BlackRock Large	BlackRock Large
	Cap Core	Cap Core	Cap Core
	V.I. Fund(2)-Class	V.I. Fund(2)-Class	V.I. Fund(2)-Class	Russell 1000
	I Shares(1)	II Shares(1)	III Shares(1)	Index(3)
6/00	10000	10000	10000	10000
6/01	8331	8318	8310	8505
6/02	7762	7739	7724	6984
6/03	7556	7522	7500	7050
6/04	9318	9263	9225	8424
6/05	10699	10634	10566	9091
6/06	12030	11940	11852	9917
6/07	14218	14091	13972	11943
6/08	12660	12528	12410	10467
6/09	8895	9789	8696	7673
6/10	9870	9739	9621	8842

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[2]	The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

[3]	This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Performance Summary as of June 30, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years		10 Years

Class I Shares[4]	(9.08)%	10.97%	(1.60)%		(0.13)%

Class II Shares[4]	(9.12)	10.81	(1.74)		(0.26)	[5]

Class III Shares[4]	(9.19)	10.63	(1.86)	[5]	(0.39)	[5]

Russell 1000 Index	(6.40)	15.24	(0.56)		(1.22)

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b–1) fees applicable to Class II and Class III Shares.

    Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Fund Information as of June 30, 2010

Percent of
Sector Allocation	Long-Term Investments

Health Care	19%
Information Technology	17
Consumer Discretionary	16
Energy	13
Industrials	11
Financials	7
Consumer Staples	7
Materials	6
Utilities	2
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Expense Ratio

Class I	$1,000	$909.20	$2.79	$1,000	$1,021.87	$2.96	0.59%

Class II	$1,000	$908.80	$3.50	$1,000	$1,021.13	$3.71	0.74%

Class III	$1,000	$908.10	$3.97	$1,000	$1,020.63	$4.21	0.84%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 4.3%
Honeywell International, Inc.	81,000	$3,161,430
L-3 Communications Holdings, Inc.	25,000	1,771,000
Northrop Grumman Corp.	51,000	2,776,440
Raytheon Co.	56,000	2,709,840

		10,418,710

Automobiles — 1.0%
Harley-Davidson, Inc. (a)	110,000	2,445,300

Beverages — 1.2%
Dr. Pepper Snapple Group, Inc.	75,000	2,804,250

Biotechnology — 1.4%
Amgen, Inc. (b)	67,000	3,524,200

Chemicals — 0.7%
Eastman Chemical Co.	16,000	853,760
Lubrizol Corp.	10,000	803,100

		1,656,860

Commercial Banks — 0.2%
Wells Fargo & Co.	17,000	435,200

Commercial Services & Supplies — 0.8%
R.R. Donnelley & Sons Co.	125,000	2,046,250

Communications Equipment — 1.2%
Cisco Systems, Inc. (b)	16,000	340,960
Tellabs, Inc.	410,000	2,619,900

		2,960,860

Computers & Peripherals — 5.3%
Apple, Inc. (b)	12,000	3,018,360
Dell, Inc. (b)	218,000	2,629,080
SanDisk Corp. (b)	60,000	2,524,200
Seagate Technology Holdings (b)	198,000	2,581,920
Western Digital Corp. (b)	70,000	2,111,200

		12,864,760

Construction & Engineering — 0.6%
URS Corp. (b)	38,000	1,495,300

Consumer Finance — 1.2%
Capital One Financial Corp.	74,000	2,982,200

Containers & Packaging — 1.6%
Crown Holdings, Inc. (b)	99,000	2,478,960
Temple-Inland, Inc.	74,000	1,529,580

		4,008,540

Diversified Financial Services — 2.8%
Bank of America Corp.	170,000	2,442,900
CME Group, Inc.	1,000	281,550
Citigroup, Inc. (b)	769,000	2,891,440
JPMorgan Chase & Co.	33,000	1,208,130

		6,824,020

Diversified Telecommunication Services — 2.0%
AT&T, Inc.	38,000	919,220
Verizon Communications, Inc.	144,000	4,034,880

		4,954,100

Electric Utilities — 1.1%
Edison International	83,000	2,632,760

Electrical Equipment — 1.3%
Emerson Electric Co.	71,000	3,101,990

Energy Equipment & Services — 3.0%
Nabors Industries Ltd. (b)	130,000	2,290,600
National Oilwell Varco, Inc.	80,000	2,645,600
Rowan Cos., Inc. (b)	108,000	2,369,520

		7,305,720

Food & Staples Retailing — 1.8%
Safeway, Inc.	70,000	1,376,200
Walgreen Co.	113,000	3,017,100

		4,393,300

Food Products — 1.6%
The Hershey Co.	21,000	1,006,530
Sara Lee Corp.	200,000	2,820,000

		3,826,530

Health Care Providers & Services — 12.4%
Aetna, Inc.	102,000	2,690,760
AmerisourceBergen Corp.	89,000	2,825,750
Cardinal Health, Inc.	89,000	2,991,290
Health Management Associates, Inc., Class A (b)	281,000	2,183,370
Humana, Inc. (b)	57,000	2,603,190
McKesson Corp.	45,000	3,022,200
Medco Health Solutions, Inc. (b)	54,000	2,974,320
Omnicare, Inc.	83,000	1,967,100
Quest Diagnostics, Inc.	30,000	1,493,100
Tenet Healthcare Corp. (b)	318,000	1,380,120
UnitedHealth Group, Inc.	114,000	3,237,600
WellPoint, Inc. (b)	57,000	2,789,010

		30,157,810

Household Durables — 1.0%
Whirlpool Corp.	28,000	2,458,960

Household Products — 0.6%
The Procter & Gamble Co.	23,000	1,379,540

IT Services — 1.6%
Amdocs Ltd. (b)	91,000	2,443,350
International Business Machines Corp.	11,000	1,358,280

		3,801,630

Independent Power Producers & Energy Traders — 1.4%
Calpine Corp. (b)	106,000	1,348,320
NRG Energy, Inc. (b)	93,000	1,972,530

		3,320,850

Industrial Conglomerates — 1.0%
General Electric Co.	166,000	2,393,720

Insurance — 2.6%
Berkshire Hathaway, Inc. (b)	9,000	717,210
Lincoln National Corp.	38,000	923,020
Prudential Financial, Inc.	55,000	2,951,300
UnumProvident Corp.	78,000	1,692,600

		6,284,130

Internet & Catalog Retail — 1.0%
Expedia, Inc.	135,000	2,535,300

Internet Software & Services — 1.2%
Google, Inc., Class A (b)	1,000	444,950
VeriSign, Inc. (b)	94,000	2,495,700

		2,940,650

Life Sciences Tools & Services — 0.7%
Pharmaceutical Product Development, Inc.	69,000	1,753,290

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Machinery — 3.1%
Eaton Corp.	40,000	$2,617,600
Gardner Denver, Inc.	21,000	936,390
Parker Hannifin Corp.	48,000	2,662,080
Timken Co.	34,000	883,660
Trinity Industries, Inc.	28,000	496,160

		7,595,890

Metals & Mining — 2.2%
Freeport-McMoRan Copper & Gold, Inc., Class B	51,000	3,015,630
Titanium Metals Corp. (b)	135,000	2,374,650

		5,390,280

Multiline Retail — 6.6%
Big Lots, Inc. (b)	81,000	2,599,290
Dollar Tree, Inc. (b)	27,000	1,124,010
JCPenney Co., Inc.	99,000	2,126,520
Macy’s, Inc.	127,000	2,273,300
Nordstrom, Inc.	73,000	2,349,870
Sears Holdings Corp. (b)	35,000	2,262,750
Target Corp.	68,000	3,343,560

		16,079,300

Oil, Gas & Consumable Fuels — 10.1%
Chevron Corp.	83,000	5,632,380
Cimarex Energy Co.	36,000	2,576,880
ConocoPhillips	83,000	4,074,470
Exxon Mobil Corp.	75,000	4,280,250
Marathon Oil Corp.	94,000	2,922,460
Whiting Petroleum Corp. (b)	31,000	2,431,020
Williams Cos., Inc.	145,000	2,650,600

		24,568,060

Paper & Forest Products — 1.1%
International Paper Co.	114,000	2,579,820

Personal Products — 1.1%
The Estée Lauder Cos., Inc., Class A	46,000	2,563,580

Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	106,000	2,643,640
Eli Lilly & Co.	71,000	2,378,500
Forest Laboratories, Inc. (b)	99,000	2,715,570
Johnson & Johnson	24,000	1,417,440
Perrigo Co.	45,000	2,658,150
Pfizer, Inc.	18,000	256,680

		12,069,980

Semiconductors & Semiconductor Equipment — 4.3%
Intel Corp.	235,000	4,570,750
Micron Technology, Inc. (b)	290,000	2,462,100
National Semiconductor Corp.	60,000	807,600
Xilinx, Inc.	105,000	2,652,300

		10,492,750

Software — 3.7%
CA, Inc.	140,000	2,576,000
Microsoft Corp.	281,000	6,465,810

		9,041,810

Specialty Retail — 5.9%
Advance Auto Parts, Inc.	24,000	1,204,320
Dick’s Sporting Goods, Inc. (b)	93,000	2,314,770
The Gap, Inc.	138,000	2,685,480
Limited Brands, Inc.	117,000	2,582,190
Ross Stores, Inc.	50,000	2,664,500
TJX Cos., Inc.	69,000	2,894,550

		14,345,810

Tobacco — 0.4%
Lorillard, Inc.	15,000	1,079,700

Total Long-Term Investments (Cost — $250,017,904) — 100.1%		243,513,710

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.16% (c)(d)	1,308,049	1,308,049

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.27% (c)(d)(e)	$1,800	1,800,000

Total Short-Term Securities (Cost — $3,108,049) — 1.3%		3,108,049

Total Investments (Cost — $253,125,953*) — 101.4%		246,621,759
Liabilities in Excess of Other Assets — (1.4)%		(3,458,547)

Net Assets — 100.0%		$243,163,212

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$260,995,804

Gross unrealized appreciation	$7,588,195
Gross unrealized depreciation	(21,962,240)

Net unrealized depreciation	$(14,374,045)

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/Beneficial		Shares/Beneficial
	Interest Held at		Interest Held at
	December 31,	Net	June 30,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	570,264	737,785	1,308,049	$392
BlackRock Liquidity Series, LLC Money Market Series	$11,419,200	$(9,619,200)	$1,800,000	$3,772

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments (concluded)

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$243,513,710	—	—	$243,513,710
Short-Term Securities	1,308,049	$1,800,000	—	3,108,049

Total	$244,821,759	$1,800,000	—	$246,621,759

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $1,667,250) (cost—$250,017,904)	$243,513,710
Investments at value—affiliated (cost—$3,108,049)	3,108,049
Foreign currency at value (cost—$369)	373
Investments sold receivable	18,268,536
Dividends receivable	151,260
Capital shares sold receivable	36,591
Securities lending income receivable—affiliated	189
Prepaid expenses	37,795

Total assets	265,116,503

Liabilities:
Collateral on securities loaned, at value	1,800,000
Investments purchased payable	19,760,502
Capital shares redeemed payable	220,872
Investment advisory fees payable	106,038
Distribution fees payable	9,412
Other affiliates payable	2,057
Officer’s and Directors’ fees payable	586
Other accrued expenses payable	52,158
Other liabilities	1,666

Total liabilities	21,953,291

Net Assets	$243,163,212

Net Assets Consist of:
Paid-in capital	$331,281,480
Undistributed net investment income	1,501,819
Accumulated net realized loss	(83,115,897)
Net unrealized appreciation/depreciation	(6,504,190)

Net Assets	$243,163,212

Net Asset Value:
Class I—Based on net assets of $195,605,549 and 10,226,316 shares outstanding, 200 million shares authorized, $0.10 par value	$19.13

Class II—Based on net assets of $6,028,380 and 315,209 shares outstanding, 100 million shares authorized, $0.10 par value	$19.13

Class III—Based on net assets of $41,529,283 and 2,177,199 shares outstanding, 100 million shares authorized, $0.10 par value	$19.07

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends	$2,121,960
Dividends—affiliated	392
Securities lending—affiliated	3,772

Total income	2,126,124

Expenses:
Investment advisory	655,878
Distribution—Class II	4,788
Distribution—Class III	43,753
Accounting services	46,774
Professional	22,015
Printing	14,446
Officer and Directors	12,685
Custodian	9,735
Transfer agent—Class I	2,293
Transfer agent—Class II	65
Transfer agent—Class III	357
Registration fees	226
Miscellaneous	10,397

Total expenses	823,412
Less fees waived by advisor	(203)

Total expenses after fees waived	823,209

Net investment income	1,302,915

Realized and Unrealized Gain (Loss):
Net realized gain from investments	8,236,051

Net change in unrealized appreciation/depreciation on investments	(33,951,248)

Total realized and unrealized loss	(25,715,197)

Net Decrease in Net Assets Resulting from Operations	$(24,412,282)

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$1,302,915	$3,198,912
Net realized gain (loss)	8,236,051	(32,317,619)
Net change in unrealized appreciation/depreciation	(33,951,248)	77,232,283

Net increase (decrease) in net assets resulting from operations	(24,412,282)	48,113,576

Dividends to Shareholders From:
Net investment income:
Class I	—	(2,787,644)
Class II	—	(67,890)
Class III	—	(279,988)

Decrease in net assets resulting from dividends to shareholders	—	(3,135,522)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	6,693,295	(10,922,132)

Net Assets:
Total increase (decrease) in net assets	(17,718,987)	34,055,922
Beginning of period	260,882,199	226,826,277

End of period	$243,163,212	$260,882,199

Undistributed net investment income	$1,501,819	$198,904

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$21.04		$17.38	$29.75	$32.17	$31.69	$29.38

Net investment income[1]	0.11		0.26	0.27	0.31	0.30	0.19
Net realized and unrealized gain (loss)	(2.02)		3.66	(11.80)	2.41	4.34	3.68

Net increase (decrease) from investment operations	(1.91)		3.92	(11.53)	2.72	4.64	3.87

Dividends and distributions from:
Net investment income	—		(0.26)	(0.31)	(0.34)	(0.32)	(0.20)
Net realized gain	—		—	(0.53)	(4.80)	(3.84)	(1.36)

Total dividends and distributions	—		(0.26)	(0.84)	(5.14)	(4.16)	(1.56)

Net asset value, end of period	$19.13		$21.04	$17.38	$29.75	$32.17	$31.69

Total Investment Return:[2]
Based on net asset value	(9.08)%	[3]	22.54%	(38.75)%	8.34%	14.74%	13.20%

Ratios to Average Net Assets:
Total expenses	0.59%	[4]	0.62%	0.60%	0.55%	0.53%	0.54%

Total expenses after fees waived	0.59%	[4]	0.62%	0.60%	0.55%	0.53%	0.54%

Net investment income	1.03%	[4]	1.42%	1.12%	0.91%	0.91%	0.62%

Supplemental Data:
Net assets, end of period (000)	$195,606		$228,900	$225,183	$476,467	$537,525	$538,794

Portfolio turnover	97%		165%	104%	72%	72%	75%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (continued)

	Class II
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$21.05		$17.40	$29.74	$32.18	$31.69	$29.38

Net investment income[1]	0.09		0.23	0.21	0.24	0.25	0.16
Net realized and unrealized gain (loss)	(2.01)		3.66	(11.77)	2.42	4.35	3.69

Net increase (decrease) from investment operations	(1.92)		3.89	(11.56)	2.66	4.60	3.85

Dividends and distributions from:
Net investment income	—		(0.24)	(0.25)	(0.30)	(0.27)	(0.18)
Net realized gain	—		—	(0.53)	(4.80)	(3.84)	(1.36)

Total dividends and distributions	—		(0.24)	(0.78)	(5.10)	(4.11)	(1.54)

Net asset value, end of period	$19.13		$21.05	$17.40	$29.74	$32.18	$31.69

Total Investment Return:[2]
Based on net asset value	(9.12)%	[3]	22.35%	(38.85)%	8.16%	14.61%	13.13%

Ratios to Average Net Assets:
Total expenses	0.74%	[4]	0.77%	0.74%	0.71%	0.68%	0.69%

Total expenses after fees waived	0.74%	[4]	0.77%	0.74%	0.71%	0.68%	0.69%

Net investment income	0.87%	[4]	1.20%	0.84%	0.72%	0.75%	0.53%

Supplemental Data:
Net assets, end of period (000)	$6,028		$6,176	$1,644	$3,974	$1,973	$2,025

Portfolio turnover	97%		165%	104%	72%	72%	75%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (concluded)

	Class III
			Period					Period
			January 27,					September 30,
	Six Months Ended		2009[1] to					2004[3] to
	June 30, 2010		December 31,	Year Ended December 31,				December 31,
	(Unaudited)		2009	2007[2]		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$21.00		$16.75	$32.23		$31.76	$29.38	$26.07

Net investment income[4]	0.08		0.21	0.23		0.28	0.20	0.12
Net realized and unrealized gain (loss)	(2.01)		4.28	2.42		4.35	3.74	3.43

Net increase (decrease) from investment operations	(1.93)		4.49	2.65		4.63	3.94	3.55

Dividends and distributions from:
Net investment income	—		(0.24)	(0.25)		(0.32)	(0.20)	(0.24)
Net realized gain	—		—	(4.80)		(3.84)	(1.36)	—

Total dividends and distributions	—		(0.24)	(5.05)		(4.16)	(1.56)	(0.24)

Net asset value, end of period	$19.07		$21.00	$29.83		$32.23	$31.76	$29.38

Total Investment Return:[5]
Based on net asset value	(9.19)%	[6]	26.77% [6]	8.12%		14.68%	13.43%	13.61% [6]

Ratios to Average Net Assets:
Total expenses	0.84%	[7]	0.87% [7]	0.76%		0.60%	0.54%	0.53% [7]

Total expenses after fees waived	0.84%	[7]	0.87% [7]	0.76%		0.60%	0.54%	0.53% [7]

Net investment income	0.76%	[7]	1.10% [7]	0.68%		0.85%	0.67%	1.70% [7]

Supplemental Data:
Net assets, end of period (000)	$41,529		$25,806	$—	[2]	$1	$1	$1

Portfolio turnover	97%		165%	72%		72%	75%	131%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

[3]	Commencement of operations.

[4]	Based on average shares outstanding.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Large Cap Core V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s average daily net assets:

Portfolio of average daily value of net assets	Rate

Not exceeding $250 million	0.500%

In excess of $250 million, but not exceeding $300 million	0.450%

In excess of $300 million, but not exceeding $400 million	0.425%

In excess of $400 million	0.400%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $2,659 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Administrator. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

The Company received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned, at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2010, BIM received $898 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2010, were $223,746,207 and $214,532,125, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount, which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

5.  Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$25,419,371

2017	57,229,547

Total	$82,648,918

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

6.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statements of Assets and Liabilities, less any collateral held by the Fund.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	49,843	$1,022,976

Shares redeemed	(704,446)	(14,997,980)

Net decrease	(654,603)	$(13,975,004)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	76,774	$1,322,872

Shares issued to shareholders in reinvestment of dividends	131,901	2,787,644

Total issued	208,675	4,110,516

Shares redeemed	(2,283,679)	(41,215,312)

Net decrease	(2,075,004)	$(37,104,796)

Class II Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	50,509	$1,097,930

Shares redeemed	(28,701)	(609,842)

Net increase	21,808	$488,088

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	273,372	$5,134,463

Shares issued to shareholders in reinvestment of dividends	3,197	67,890

Total issued	276,569	5,202,353

Shares redeemed	(77,611)	(1,379,380)

Net increase	198,958	$3,822,973

Class III Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	955,840	$20,341,936

Shares redeemed	(7,255)	(161,725)

Net increase	948,585	$20,180,211

Class III Shares
Period January 27, 2009* to December 31, 2009	Shares	Amount

Shares sold	1,216,191	$22,096,034

Shares issued to shareholders in reinvestment of dividends	13,236	279,988

Total issued	1,229,427	22,376,022

Shares redeemed	(813)	(16,331)

Net increase	1,228,614	$22,359,691

*	Recommencement of operations.

8.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend on July 23, 2010 to Common Shareholders of record on July 21, 2010 as follows:

Dividend Per Share

Class I	$0.015562

Class II	$0.015540

Class III	$0.015499

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Large Cap Growth V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2010, the Fund outperformed its benchmark, the Russell 1000 Growth Index.

What factors influenced performance?

•	Overall, positive results in the health care, consumer discretionary and information technology (IT) sectors overshadowed negative results in consumer staples and utilities.

•	The health care sector was the largest contributor to Fund performance. A significant overweight in the health care providers & services industry was the greatest source of relative strength. In particular, solid earnings results and favorable guidance drove up shares of select distributor holdings in the Fund. Stock selection within the pharmaceuticals and life sciences tools & services industries also aided returns. In the consumer discretionary sector, favorable performance came primarily from stock selection among specialty retailers, particularly from an emphasis on more defensive discount retailers. An underweight and stock selection in the internet software & services industry provided the most significant boost in the IT sector. Finally, an underweight in communications equipment names also positively affected performance.

•	The largest individual contributors to performance were Lincare Holdings, Inc. and Ross Stores, Inc. An underweight in Google, Inc., Class A proved advantageous as well.

•	Conversely, an underweight in the more defensive household products industry accounted for the majority of weakness in the consumer staples sector. Additionally, an overweight and stock selection among independent power producers & energy traders hampered results within the utilities sector, as rising coal prices and falling natural gas prices squeezed the margin outlook for most companies in the group.

•	The largest individual detractors from performance were Seagate Technology Holdings, Western Digital Corp., Atwood Oceanics, Inc., Microsoft Corp. and AES Corp. An underweight in Apple, Inc. also hindered results.

Describe recent portfolio activity.

•	During the six-month period, we increased the Fund’s exposure to the consumer discretionary, industrials, telecommunication services, materials and utilities sectors. We reduced exposure to energy, IT and consumer staples.

•	The largest purchases within the Fund were Exxon Mobil Corp., Intel Corp., Emerson Electric Co., Walgreen Co. and Honeywell International, Inc. The largest sales included International Business Machines Corp., Oracle Corp., Philip Morris International Inc., Amgen, Inc. and Microsoft.

Describe Fund positioning at period end.

•	As of June 30, 2010, we maintained the Fund’s pro-cyclical bias and used weakness at the end of the period to boost that exposure, believing that the market was beginning to discount a double-dip recession (an event we consider unlikely). The Fund’s largest sector overweights relative to the benchmark included health care, consumer discretionary and utilities, while IT, energy and consumer staples represented the largest underweights. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with higher price-to-book ratios and higher forecasted growth values.
Performance Summary as of June 30, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years[5]	10 Years[5]

Class I Shares[4]	(5.50)%	15.37%	(2.14)%	(2.18)%

Class III Shares[4]	(5.73)	14.91	(2.41)	(2.43)[6]

Russell 1000 Growth Index	(7.65)	13.62	0.38	(5.14)

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s Advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Fund Information as of June 30, 2010

Percent of
Sector Allocation	Long-Term Investments

Information Technology	23%
Health Care	22
Consumer Discretionary	18
Industrials	13
Materials	6
Consumer Staples	6
Energy	5
Utilities	3
Telecommunication Services	2
Financials	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one of more the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Expense Ratio

Class I	$1,000	$945.00	$3.67	$1,000	$1,021.03	$3.81	0.76%

Class III	$1,000	$942.70	$4.86	$1,000	$1,019.79	$5.06	1.01%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 4.4%
Honeywell International, Inc.	53,000	$2,068,590
L-3 Communications Holdings, Inc.	17,000	1,204,280
Northrop Grumman Corp.	24,000	1,306,560
Raytheon Co.	28,000	1,354,920

		5,934,350

Airlines — 1.0%
Southwest Airlines Co.	123,000	1,366,530

Auto Components — 0.9%
TRW Automotive Holdings Corp. (a)	45,000	1,240,650

Automobiles — 1.0%
Harley-Davidson, Inc.	63,000	1,400,490

Beverages — 1.1%
Dr. Pepper Snapple Group, Inc.	40,000	1,495,600

Building Products — 0.9%
Armstrong World Industries, Inc. (a)	38,000	1,146,840

Chemicals — 2.1%
Albemarle Corp.	37,000	1,469,270
Nalco Holding Co.	68,000	1,391,280

		2,860,550

Communications Equipment — 0.3%
Cisco Systems, Inc. (a)	19,000	404,890

Computers & Peripherals — 8.0%
Apple, Inc. (a)	13,000	3,269,890
Dell, Inc. (a)	154,000	1,857,240
SanDisk Corp. (a)	33,000	1,388,310
Seagate Technology Holdings (a)	111,000	1,447,440
Teradata Corp. (a)	47,000	1,432,560
Western Digital Corp. (a)	47,000	1,417,520

		10,812,960

Construction & Engineering — 0.9%
URS Corp. (a)	31,000	1,219,850

Construction Materials — 0.6%
Eagle Materials, Inc.	30,000	777,900

Consumer Finance — 1.0%
Capital One Financial Corp.	32,000	1,289,600

Containers & Packaging — 1.1%
Crown Holdings, Inc. (a)	60,000	1,502,400

Electrical Equipment — 1.6%
Emerson Electric Co.	50,000	2,184,500

Electronic Equipment, Instruments & Components — 0.3%
Arrow Electronics, Inc. (a)	17,000	379,950

Energy Equipment & Services — 0.9%
Rowan Cos., Inc. (a)	53,000	1,162,820

Food & Staples Retailing — 1.5%
Walgreen Co.	75,000	2,002,500

Food Products — 1.1%
Sara Lee Corp.	107,000	1,508,700

Health Care Equipment & Supplies — 1.8%
Teleflex, Inc.	16,000	868,480
Varian Medical Systems, Inc. (a)	30,000	1,568,400

		2,436,880

Health Care Providers & Services — 15.1%
Aetna, Inc.	53,000	1,398,140
AmerisourceBergen Corp.	55,000	1,746,250
Cardinal Health, Inc.	42,000	1,411,620
Community Health Systems, Inc. (a)	38,000	1,284,780
Health Management Associates, Inc., Class A (a)	170,000	1,320,900
Humana, Inc. (a)	31,000	1,415,770
Laboratory Corp. of America Holdings (a)	21,000	1,582,350
Lincare Holdings, Inc.	45,000	1,462,950
McKesson Corp.	25,000	1,679,000
Medco Health Solutions, Inc. (a)	35,000	1,927,800
Omnicare, Inc.	54,000	1,279,800
Tenet Healthcare Corp. (a)	262,000	1,137,080
UnitedHealth Group, Inc.	49,000	1,391,600
WellPoint, Inc. (a)	27,000	1,321,110

		20,359,150

Hotels, Restaurants & Leisure — 0.9%
Wyndham Worldwide Corp.	63,000	1,268,820

IT Services — 2.0%
Amdocs Ltd. (a)	53,000	1,423,050
International Business Machines Corp.	10,000	1,234,800

		2,657,850

Independent Power Producers & Energy Traders — 2.2%
Calpine Corp. (a)	109,000	1,386,480
Mirant Corp. (a)	64,000	675,840
NRG Energy, Inc. (a)	41,000	869,610

		2,931,930

Insurance — 1.0%
Prudential Financial, Inc.	24,000	1,287,840

Internet & Catalog Retail — 1.0%
Expedia, Inc.	74,000	1,389,720

Internet Software & Services — 1.4%
Google, Inc., Class A (a)	1,000	444,950
VeriSign, Inc. (a)	55,000	1,460,250

		1,905,200

Life Sciences Tools & Services — 1.1%
Pharmaceutical Product Development, Inc.	56,000	1,422,960

Machinery — 3.6%
Crane Co.	31,000	936,510
Dover Corp.	27,000	1,128,330
Toro Co.	28,000	1,375,360
Valmont Industries, Inc.	19,000	1,380,540

		4,820,740

Metals & Mining — 2.2%
Freeport-McMoRan Copper & Gold, Inc., Class B	29,000	1,714,770
Titanium Metals Corp. (a)	72,000	1,266,480

		2,981,250

Multi-Utilities — 1.1%
CenterPoint Energy, Inc.	113,000	1,487,080

Multiline Retail — 5.1%
Big Lots, Inc. (a)	45,000	1,444,050
Dollar Tree, Inc. (a)	36,000	1,498,680
Macy’s, Inc.	16,000	286,400
Nordstrom, Inc.	42,000	1,351,980
Target Corp.	46,000	2,261,820

		6,842,930

Oil, Gas & Consumable Fuels — 4.0%
Exxon Mobil Corp.	71,000	4,051,970
Teekay Corp.	49,000	1,282,330

		5,334,300

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Personal Products — 1.1%
The Estée Lauder Cos., Inc., Class A	27,000	$1,504,710

Pharmaceuticals — 4.0%
Bristol-Myers Squibb Co.	55,000	1,371,700
Eli Lilly & Co.	47,000	1,574,500
Endo Pharmaceuticals Holdings, Inc. (a)	11,000	240,020
Johnson & Johnson	10,000	590,600
Perrigo Co.	26,000	1,535,820

		5,312,640

Semiconductors & Semiconductor Equipment — 5.7%
Altera Corp.	62,000	1,538,220
Intel Corp.	166,000	3,228,700
Microchip Technology, Inc.	53,000	1,470,220
National Semiconductor Corp.	107,000	1,440,220

		7,677,360

Software — 5.3%
CA, Inc.	80,000	1,472,000
Microsoft Corp.	187,000	4,302,870
Symantec Corp. (a)	99,000	1,374,120

		7,148,990

Specialty Retail — 8.8%
Advance Auto Parts, Inc.	30,000	1,505,400
Chico’s FAS, Inc.	59,000	582,920
Dick’s Sporting Goods, Inc. (a)	55,000	1,368,950
The Gap, Inc.	76,000	1,478,960
Limited Brands, Inc.	67,000	1,478,690
PetSmart, Inc.	48,000	1,448,160
Ross Stores, Inc.	29,000	1,545,410
TJX Cos., Inc.	44,000	1,845,800
Williams-Sonoma, Inc.	26,000	645,320

		11,899,610

Tobacco — 1.0%
Lorillard, Inc.	19,000	1,367,620

Trading Companies & Distributors — 0.2%
WESCO International, Inc. (a)	8,000	269,360

Wireless Telecommunication Services — 2.0%
MetroPCS Communications, Inc. (a)	168,000	1,375,920
NII Holdings, Inc. (a)	39,000	1,268,280

		2,644,200

Total Investments (Cost — $135,258,380*) — 99.3%		133,642,220
Other Assets Less Liabilities — 0.7%		965,790

Net Assets — 100.0%		$134,608,010

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$137,488,541

Gross unrealized appreciation	$6,563,797
Gross unrealized depreciation	(10,410,118)

Net unrealized depreciation	$(3,846,321)

(a)	Non-income producing security.

•	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/Beneficial
	Interest Held at		Shares/Beneficial
	December 31,	Net	Interest Held at
Affiliate	2009	Activity	June 30, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	562,772	(562,772)	—	$11
BlackRock Liquidity Series, LLC Money Market Series	$5,335,230	$(5,335,230)	—	$4,765

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$133,642,220	—	—	$133,642,220

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$135,258,380)	$133,642,220
Investments sold receivable	23,405,889
Capital shares sold receivable	1,313,692
Dividends receivable	113,725
Security lending income receivable—affiliated	1,514
Prepaid expenses	24,521

Total assets	158,501,561

Liabilities:
Bank overdraft	566,001
Investments purchased payable	23,102,242
Capital shares redeemed payable	112,075
Investment advisory fees payable	76,134
Other affiliates payable	1,592
Distribution fees payable	742
Officer’s and Directors’ fees payable	524
Other accrued expenses payable	33,909
Other liabilities	332

Total liabilities	23,893,551

Net Assets	$134,608,010

Net Assets Consist of:
Paid-in capital	161,261,498
Undistributed net investment income	337,113
Accumulated net realized loss	(25,374,441)
Net unrealized appreciation/depreciation	(1,616,160)

Net Assets	$134,608,010

Net Asset Value:
Class I—Based on net assets of $131,015,889 and 14,676,650 shares outstanding, 100 million shares authorized, $0.10 par value	$8.93

Class III—Based on net assets of $3,592,121 and 403,858 shares outstanding, 100 million shares authorized, $0.10 par value	$8.89

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends—unaffiliated	$922,266
Securities lending—affiliated	4,765
Dividends—affiliated	11

Total income	927,042

Expenses:
Investment advisory	506,273
Accounting services	27,293
Professional	20,705
Printing	13,046
Officer and Directors	11,846
Custodian	8,601
Distribution—Class III	4,524
Transfer agent—Class I	2,729
Transfer agent—Class III	65
Miscellaneous	4,803

Total expenses	599,885
Less fees waived by advisor	(19)

Total expenses after fees waived	599,866

Net investment income	327,176

Realized and Unrealized Gain (Loss):
Net realized gain from investments	19,424,179
Net change in unrealized appreciation/depreciation on investments	(26,463,335)

Total realized and unrealized loss	(7,039,156)

Net Decrease in Net Assets Resulting from Operations	$(6,711,980)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$327,176	$889,955
Net realized gain (loss)	19,424,179	(10,285,635)
Net change in unrealized appreciation/depreciation	(26,463,335)	47,525,023

Net increase (decrease) in net assets resulting from operations	(6,711,980)	38,129,343

Dividends to Shareholders From:
Net investment income
Class I	—	(880,952)
Class III	—	(10,600)

Decrease in net assets resulting from dividends to shareholders	—	(891,552)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	(21,733,186)	11,892,234

Net Assets:
Total increase (decrease) in net assets	(28,445,166)	49,130,025
Beginning of period	163,053,176	113,923,151

End of period	$134,608,010	$163,053,176

Undistributed net investment income	$337,113	$9,937

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc,
BlackRock Large Cap Growth V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended December 31
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$9.45		$7.49	$12.71	$11.76	$11.00	$9.96

Net investment income[1]	0.02		0.05	0.05	0.03	0.03	0.02
Net realized and unrealized gain (loss)	(0.54)		1.96	(5.22)	0.96	0.76	1.04

Net increase (decrease) from investment operations	(0.52)		2.01	(5.17)	0.99	0.79	1.06

Dividends from net investment income	—		(0.05)	(0.05)	(0.04)	(0.03)	(0.02)

Net asset value, end of period	$8.93		$9.45	$7.49	$12.71	$11.76	$11.00

Total Investment Return:[2]
Based on net asset value	(5.50)%	[3]	26.81%	(40.70)%	8.39%	7.21%	10.64%

Ratios to Average Net Assets:
Total expenses	0.76%	[4]	0.77%	0.79%	0.76%	0.76%	0.77%

Total expenses after fees waived	0.76%	[4]	0.77%	0.79%	0.76%	0.76%	0.60%

Net investment income	0.43%	[4]	0.63%	0.45%	0.28%	0.30%	0.20%

Supplemental Data:
Net assets, end of period (000)	$131,016		$159,615	$111,216	$208,573	$215,808	$205,406

Portfolio turnover	102%		167%	139%	86%	116%	105%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights (concluded)

	Class III
	Six Months Ended
	June 30, 2010		Year Ended December 31
	(Unaudited)		2009	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$9.43		$7.47	$12.68	$11.74		$10.99		$9.95

Net investment income (loss)[1]	0.01		0.03	0.02	(0.00)	[2]	0.00	[3]	(0.00)	[2]
Net realized and unrealized gain (loss)	(0.55)		1.96	(5.21)	0.95		0.76		1.04

Net increase (decrease) from investment operations	(0.54)		1.99	(5.19)	0.95		0.76		1.04

Dividends from net investment income	—		(0.03)	(0.02)	(0.01)		(0.01)		(0.00)	[2]

Net asset value, end of period	$8.89		$9.43	$7.47	$12.68		$11.74		$10.99

Total Investment Return:[4]
Based on net asset value	(5.73)%	[5]	26.63%	(40.89)%	8.07%		6.88%		10.47%

Ratios to Average Net Assets:
Total expenses	1.01%	[6]	1.02%	1.04%	1.01%		1.01%		1.02%

Total expenses after fees waived	1.01%	[6]	1.02%	1.04%	1.01%		1.01%		0.84%

Net investment income (loss)	0.19%	[6]	0.39%	0.23%	(0.01)%		0.02%		(0.01)%

Supplemental Data:
Net assets, end of period (000)	$3,592		$3,438	$2,707	$3,597		$3,109		$1,387

Portfolio turnover	102%		167%	139%	86%		116%		105%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Large Cap Growth V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (the “SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.65% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $19 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned and collateral at value—securities loaned, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2010, BIM received $1,137 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2010, were $160,000,118 and $194,033,743, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share, which is included in miscellaneous in the Statement of Operations, of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

5.  Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2012	$1,018,926

2016	16,576,204

2017	24,973,329

Total	$42,568,459

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities in the Information Technology and Health Care sectors. Changes in economic conditions affecting these sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	430,748	$4,064,691

Shares redeemed	(2,642,402)	(26,185,797)

Net decrease	(2,211,654)	$(22,121,106)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	7,856,512	$58,911,983

Shares issued to shareholders in reinvestment of dividends	92,318	880,952

Total issued	7,948,830	59,792,935

Shares redeemed	(5,911,685)	(47,942,858)

Net increase	2,037,145	$11,850,077

Class III Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	79,989	$781,379

Shares redeemed	(40,790)	(393,459)

Net increase	39,199	$387,920

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	69,296	$568,891

Shares issued to shareholders in reinvestment of dividends	1,116	10,600

Total issued	70,412	579,491

Shares redeemed	(67,882)	(537,334)

Net increase	2,530	$42,157

8.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend on July 23, 2010 to shareholders of record on July 21, 2010 as follows:

Dividend
Per Share

Class I	$0.000663

Class III	$0.000663

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Large Cap Value V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2010, the Fund underperformed its benchmark, the Russell 1000 Value Index.

What factors influenced performance?

•	Overall, negative results in the financials, industrials, consumer staples and information technology (IT) sectors overshadowed positive results in materials.

•	In financials, an underweight in commercial banks and a lack of exposure to real estate investment trusts hampered returns, as both segments performed well during the period. Aerospace & defense holdings detracted from results within the industrials sector, as did an underweight in select industrial conglomerates. In consumer staples, underweights and stock selection in the more defensive food products and household products industries accounted for the majority of weakness. Lastly, stock selection was the primary detractor within the IT sector. Weakness was most visible in hardware-related industries due to concerns regarding consumer PC demand.

•	The largest individual detractors from performance included Seagate Technology Holdings, Western Digital Corp. and King Pharmaceuticals, Inc. Underweight positions in General Electric Co., Citigroup, Inc., AT&T, Inc. and Bank of America Corp. also hindered results.

•	On the positive side, stock selection in materials more than offset the negative effects of an overweight in the sector. Most notable were the Fund’s specialty chemicals holdings, which outperformed amid renewed industrial demand, volume increases and pricing power. An overweight position and stock selection in containers & packaging also contributed to performance.

•	The largest individual contributors to performance were AmerisourceBergen Corp. and Limited Brands, Inc. Underweights in Pfizer, Inc. and Exxon Mobil Corp., and a lack of exposure to Anadarko Petroleum Corp. also helped.

Describe recent portfolio activity.

•	During the six-month period, we increased the Fund’s exposure to materials, financials, IT, industrials and consumer staples; we reduced exposure to telecommunication services, energy and health care.

•	The largest purchases for the Fund were Bank of America, General Electric, Chevron Corp., Intel Corp. and Citigroup. The largest sales included AT&T, Exxon Mobil, Goldman Sachs Group, Inc., The Travelers Cos., Inc. and XTO Energy, Inc.

Describe Fund positioning at period end.

•	As of June 30, 2010, we maintained the Fund’s pro-cyclical bias and used weakness at the end of the period to boost that exposure, believing that the market was beginning to discount a double-dip recession (an event we consider unlikely). The Fund’s largest sector overweights relative to the benchmark included materials, industrials and energy, while financials and consumer staples represented the largest underweights. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Total Return Based on a $10,000 Investment

	BlackRock Large	BlackRock Large	BlackRock Large
	Cap Value	Cap Value	Cap Value
	V.I. Fund(1)-Class	V.I. Fund(1)-Class	V.I. Fund(1)-Class	Russell 1000
	I Shares(2)	II Shares(2)	III Shares(2)	Value Index(3)
4/23/01(4)	10000	10000	10000	10000
6/01	10460	10457	10455	10225
6/02	10570	10551	10538	9309
6/03	10059	10026	10004	9214
6/04	12949	12887	12846	11162
6/05	15539	15470	15378	12731
6/06	17917	17837	17687	14271
6/07	21601	21451	21272	17391
6/08	18619	18481	18289	14126
6/09	12386	12279	12086	10025
6/10	13582	13448	13220	11721

[1]	The Fund invests primarily in equity securities of large cap companies that Fund management selects from among those included in the unmanaged Russell 1000 Value Index.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, prior to January 27, 2009, the recommencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]	This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

[4]	Commencement of operations of Class I.
Performance Summary as of June 30, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	Since Inception[6]

Class I Shares[5]	(9.53)%	9.65%	(2.66)%	3.39%

Class II Shares[5]	(9.52)	9.53	(2.76)	3.28	[7]

Class III Shares[5]	(9.59)	9.39	(2.98)[7]	3.09	[7]

Russell 1000 Value Index	(5.12)	16.92	(1.64)	1.74

[5]	Average annual and cumulative total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[6]	Commencement of operations for Class I is April 23, 2001.

[7]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, prior to January 27, 2009, the recommencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Fund Information as of June 30, 2010

Percent of
Sector Allocation	Long-Term Investments

Financials	19%
Energy	15
Health Care	15
Industrials	14
Materials	9
Consumer Discretionary	8
Information Technology	7
Consumer Staples	6
Utilities	4
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Expense Ratio

Class I	$1,000	$904.70	$4.06	$1,000	$1,020.54	$4.31	0.86%

Class II	$1,000	$904.80	$4.77	$1,000	$1,019.79	$5.06	1.01%

Class III	$1,000	$904.10	$5.24	$1,000	$1,019.30	$5.56	1.11%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 3.5%
L-3 Communications Holdings, Inc.	21,000	$1,487,640
Northrop Grumman Corp.	31,000	1,687,640
Raytheon Co.	29,000	1,403,310

		4,578,590

Chemicals — 5.0%
Albemarle Corp.	34,000	1,350,140
Ashland, Inc.	28,000	1,299,760
Cytec Industries, Inc.	17,000	679,830
Huntsman Corp.	57,000	494,190
Lubrizol Corp.	16,000	1,284,960
PPG Industries, Inc.	25,000	1,510,250

		6,619,130

Commercial Banks — 0.4%
Wells Fargo & Co.	18,000	460,800

Commercial Services & Supplies — 0.8%
R.R. Donnelley & Sons Co.	66,000	1,080,420

Computers & Peripherals — 2.3%
Lexmark International, Inc., Class A (a)	6,000	198,180
Seagate Technology Holdings (a)	103,000	1,343,120
Western Digital Corp. (a)	47,000	1,417,520

		2,958,820

Consumer Finance — 2.4%
Capital One Financial Corp.	45,000	1,813,500
SLM Corp. (a)	130,000	1,350,700

		3,164,200

Containers & Packaging — 1.1%
Sonoco Products Co.	46,000	1,402,080

Diversified Financial Services—6.0%
Bank of America Corp.	334,000	4,799,580
Citigroup, Inc. (a)	538,000	2,022,880
JPMorgan Chase & Co.	28,000	1,025,080

		7,847,540

Diversified Telecommunication Services— 3.3%
AT&T Inc.	41,000	991,790
Verizon Communications, Inc.	117,000	3,278,340

		4,270,130

Electric Utilities — 1.3%
Edison International	52,000	1,649,440

Electrical Equipment — 1.0%
Thomas & Betts Corp. (a)	37,000	1,283,900

Energy Equipment & Services—3.6%
Nabors Industries Ltd. (a)	74,000	1,303,880
National Oilwell Varco, Inc.	47,000	1,554,290
Tidewater, Inc.	19,000	735,680
Unit Corp. (a)	29,000	1,177,110

		4,770,960

Food & Staples Retailing — 1.0%
Safeway, Inc.	70,000	1,376,200

Food Products — 2.2%
ConAgra Foods, Inc.	67,000	1,562,440
Sara Lee Corp.	98,000	1,381,800

		2,944,240

Health Care Equipment & Supplies — 0.7%
Teleflex, Inc.	18,000	977,040

Health Care Providers & Services — 10.6%
Aetna, Inc.	58,000	1,530,040
AmerisourceBergen Corp.	46,000	1,460,500
Cardinal Health, Inc.	46,000	1,546,060
Community Health Systems, Inc. (a)	34,000	1,149,540
Coventry Health Care, Inc. (a)	22,000	388,960
Humana, Inc. (a)	32,000	1,461,440
McKesson Corp.	24,000	1,611,840
Omnicare, Inc.	35,000	829,500
UnitedHealth Group, Inc.	77,000	2,186,800
WellPoint, Inc. (a)	36,000	1,761,480

		13,926,160

Hotels, Restaurants & Leisure — 1.0%
Wyndham Worldwide Corp.	63,000	1,268,820

Household Durables — 1.0%
Whirlpool Corp.	15,000	1,317,300

Household Products — 0.9%
The Procter & Gamble Co.	20,000	1,199,600

IT Services — 1.0%
Amdocs Ltd. (a)	51,000	1,369,350

Independent Power Producers & Energy Traders — 1.1%
Constellation Energy Group, Inc.	8,000	258,000
NRG Energy, Inc. (a)	55,000	1,166,550

		1,424,550

Industrial Conglomerates — 3.2%
General Electric Co.	292,000	4,210,640

Insurance — 9.8%
American Financial Group, Inc.	40,000	1,092,800
Assurant, Inc.	41,000	1,422,700
Berkshire Hathaway, Inc. (a)	9,000	717,210
Genworth Financial, Inc., Class A (a)	99,000	1,293,930
Lincoln National Corp.	57,000	1,384,530
Loews Corp.	48,000	1,598,880
Prudential Financial, Inc.	31,000	1,663,460
Torchmark Corp.	14,000	693,140
UnumProvident Corp.	72,000	1,562,400
XL Capital Ltd., Class A	87,000	1,392,870

		12,821,920

Internet & Catalog Retail — 0.3%
Expedia, Inc.	24,000	450,720

Machinery — 4.7%
Eaton Corp.	23,000	1,505,120
Gardner Denver, Inc.	28,000	1,248,520
Parker Hannifin Corp.	26,000	1,441,960
SPX Corp.	24,000	1,267,440
Timken Co.	26,000	675,740

		6,138,780

Media — 1.0%
Gannett Co., Inc.	98,000	1,319,080

Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc., Class B	21,000	1,241,730

Multi-Utilities — 2.2%
Integrys Energy Group, Inc.	35,000	1,530,900
NiSource, Inc.	97,000	1,406,500

		2,937,400

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multiline Retail — 2.1%
JCPenney Co., Inc.	58,000	$1,245,840
Macy’s, Inc.	81,000	1,449,900

		2,695,740

Oil, Gas & Consumable Fuels—11.1%
Chevron Corp.	66,000	4,478,760
Cimarex Energy Co.	19,000	1,360,020
ConocoPhillips	49,000	2,405,410
Marathon Oil Corp.	54,000	1,678,860
Southern Union Co.	38,000	830,680
Spectra Energy Corp.	53,000	1,063,710
Whiting Petroleum Corp. (a)	17,000	1,333,140
Williams Cos., Inc.	77,000	1,407,560

		14,558,140

Paper & Forest Products — 1.9%
International Paper Co.	58,000	1,312,540
MeadWestvaco Corp.	53,000	1,176,600

		2,489,140

Pharmaceuticals — 3.3%
Eli Lilly & Co.	26,000	871,000
Forest Laboratories, Inc. (a)	57,000	1,563,510
Johnson & Johnson	11,000	649,660
King Pharmaceuticals, Inc. (a)	144,000	1,092,960
Pfizer, Inc.	10,000	142,600

		4,319,730

Road & Rail — 0.5%
Ryder System, Inc.	15,000	603,450

Semiconductors & Semiconductor Equipment — 2.7%
Intel Corp.	111,000	2,158,950
Micron Technology, Inc. (a)	166,000	1,409,340

		3,568,290

Software — 0.9%
CA, Inc.	62,000	1,140,800

Specialty Retail — 2.2%
GameStop Corp., Class A (a)	78,000	1,465,620
The Gap, Inc.	6,000	116,760
Limited Brands, Inc.	61,000	1,346,270

		2,928,650

Tobacco — 2.3%
Lorillard, Inc.	20,000	1,439,600
Reynolds American, Inc.	29,000	1,511,480

		2,951,080

Total Investments (Cost — $132,953,569*) — 99.3%		130,264,560
Other Assets Less Liabilities — 0.7%		852,852

Net Assets — 100.0%		$131,117,412

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$138,453,177

Gross unrealized appreciation	$5,263,621
Gross unrealized depreciation	(13,452,238)

Net unrealized depreciation	$(8,188,617)

(a)	Non-income producing security.

•	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Beneficial		Beneficial
	Interest		Interest
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Series, LLC Money Market Series	$1,365,000	$(1,365,000)	—	$1,510

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$130,264,560	—	—	$130,264,560

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$132,953,569)	$130,264,560
Investments sold receivable	16,306,766
Capital shares sold receivable	1,123,649
Dividends receivable	133,880
Prepaid expenses	24,453

Total assets	147,853,308

Liabilities:
Bank overdraft	557,110
Investments purchased payable	15,981,248
Investment advisory fees payable	86,355
Capital shares redeemed payable	78,117
Other affiliates payable	1,475
Officer’s and Directors’ fees payable	507
Distribution fees payable	334
Other accrued expenses payable	30,566
Other liabilities	184

Total liabilities	16,735,896

Net Assets	$131,117,412

Net Assets Consist of:
Paid in capital	$153,326,576
Undistributed net investment income	1,106,764
Accumulated net realized loss	(20,626,919)
Net unrealized appreciation/depreciation	(2,689,009)

Net Assets	$131,117,412

Net Asset Value:
Class I—Based on net assets of $128,818,967 and 15,593,475 shares outstanding, 100 million shares authorized, $0.10 par value	$8.26

Class II—Based on net assets of $1,833,170 and 221,798 shares outstanding, 100 million shares authorized, $0.10 par value	$8.27

Class III—Based on net assets of $465,275 and 56,738 shares outstanding, 100 million shares authorized, $0.10 par value	$8.20

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends	$1,443,829
Securities lending—affiliated	1,510

Total income	1,445,339

Expenses:
Investment advisory	537,074
Accounting services	27,066
Professional	19,419
Officer and Directors	10,409
Printing	9,944
Custodian	6,645
Transfer agent—Class I	2,555
Transfer agent—Class II	35
Transfer agent—Class III	7
Distribution—Class II	1,446
Distribution—Class III	490
Miscellaneous	6,180

Total expenses	621,270
Less fees waived by advisor	(132)

Total expenses after fees waived	621,138

Net investment income	824,201

Realized and Unrealized Gain (Loss):
Net realized gain from investments	8,424,596
Net change in unrealized appreciation/depreciation on investments	(23,598,740)

Total realized and unrealized loss	(15,174,144)

Net Decrease in Net Assets Resulting from Operations	$(14,349,943)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$824,201	$2,282,580
Net realized gain (loss)	8,424,596	(11,756,302)
Net change in unrealized appreciation/depreciation	(23,598,740)	28,201,752

Net increase (decrease) in net assets resulting from operations	(14,349,943)	18,728,030

Dividends to Shareholders From:
Net investment income:
Class I	—	(2,133,615)
Class II	—	(27,189)
Class III	—	(2,989)

Decrease in net assets resulting from dividends to shareholders	—	(2,163,793)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	6,094,721	(27,629,664)

Net Assets:
Total decrease in net assets	(8,255,222)	(11,065,427)
Beginning of period	139,372,634	150,438,061

End of period	$131,117,412	$139,372,634

Undistributed net investment income	$1,106,764	$282,563

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$9.13		$8.11	$13.32	$14.98	$14.31	$13.36

Net investment income[1]	0.05		0.13	0.13	0.15	0.12	0.09
Net realized and unrealized gain (loss)	(0.92)		1.03	(5.09)	0.75	2.16	2.19

Net increase (decrease) from investment operations	(0.87)		1.16	(4.96)	0.90	2.28	2.28

Dividends and distributions from:
Net investment income	—		(0.14)	(0.09)	(0.16)	(0.13)	(0.08)
Net realized gain	—		—	(0.16)	(2.40)	(1.48)	(1.25)

Total dividends and distributions	—		(0.14)	(0.25)	(2.56)	(1.61)	(1.33)

Net asset value, end of period	$8.26		$9.13	$8.11	$13.32	$14.98	$14.31

Total Investment Return:[2]
Based on net asset value	(9.53)%	[3]	14.33%	(37.26)%	5.88%	16.01%	17.39%

Ratios to Average Net Assets:
Total expenses	0.86%	[4]	0.89%	0.91%	0.86%	0.83%	0.85%

Total expenses after fees waived	0.86%	[4]	0.89%	0.91%	0.86%	0.83%	0.85%

Net investment income	1.15%	[4]	1.66%	1.17%	0.93%	0.81%	0.64%

Supplemental Data:
Net assets, end of period (000)	$128,819		$137,262	$149,944	$203,634	$231,547	$214,033

Portfolio turnover	85%		143%	117%	75%	68%	74%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (continued)

	Class II
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$9.14		$8.12	$13.34	$14.98	$14.31	$13.36

Net investment income[1]	0.05		0.12	0.11	0.17	0.12	0.09
Net realized and unrealized gain (loss)	(0.92)		1.03	(5.10)	0.71	2.16	2.19

Net increase (decrease) from investment operations	(0.87)		1.15	(4.99)	0.88	2.28	2.28

Dividends and distributions from:
Net investment income	—		(0.13)	(0.07)	(0.12)	(0.13)	(0.08)
Net realized gain	—		—	(0.16)	(2.40)	(1.48)	(1.25)

Total dividends and distributions	—		(0.13)	(0.23)	(2.52)	(1.61)	(1.33)

Net asset value, end of period	$8.27		$9.14	$8.12	$13.34	$14.98	$14.31

Total Investment Return:[2]
Based on net asset value	(9.52)%	[3]	14.19%	(37.38)%	5.70%	16.01%	17.39%

Ratios to Average Net Assets:
Total expenses	1.01%	[4]	1.05%	1.06%	0.99%	0.86%	0.85%

Total expenses after fees waived	1.01%	[4]	1.05%	1.06%	0.99%	0.86%	0.85%

Net investment income	1.00%	[4]	1.40%	0.98%	0.88%	0.80%	0.67%

Supplemental Data:
Net assets, end of period (000)	$1,833		$1,899	$494	$3	$2	$1

Portfolio turnover	85%		143%	117%	75%	68%	74%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (concluded)

	Class III
			Period				Period
			January 27,				September 30,
	Six Months Ended		2009[1] to				2004[3] to
	June 30, 2010		December 31,	Year Ended December 31,			December 31,
	(Unaudited)		2009	2007[2]	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$9.07		$7.63	$14.97	$14.31	$13.36	$12.70

Net investment income[4]	0.04		0.08	0.11	0.12	0.09	0.04
Net realized and unrealized gain (loss)	(0.91)		1.50	0.76	2.15	2.19	1.59

Net increase (decrease) from investment operations	(0.87)		1.58	0.87	2.27	2.28	1.63

Dividends and distributions from:
Net investment income	—		(0.14)	(0.12)	(0.13)	(0.08)	(0.11)
Net realized gain	—		—	(2.40)	(1.48)	(1.25)	(0.86)

Total dividends and distributions	—		(0.14)	(2.52)	(1.61)	(1.33)	(0.97)

Net asset value, end of period	$8.20		$9.07	$13.32	$14.97	$14.31	$13.36

Total Investment Return:[5]
Based on net asset value	(9.59)%[6]		20.67% [6]	5.69%	15.94%	17.39%	12.80% [6]

Ratios to Average Net Assets:
Total expenses	1.11%	[7]	1.15% [7]	1.06%	0.88%	0.85%	0.85% [7]

Total expenses after fees waived	1.11%	[7]	1.15% [7]	1.06%	0.88%	0.85%	0.85% [7]

Net investment income	0.92%	[7]	0.99% [7]	0.73%	0.78%	0.67%	1.31% [7]

Supplemental Data:
Net assets, end of period (000)	$465		$212	$— [2]	$2	$1	$1

Portfolio turnover	85%		143%	75%	68%	74%	116%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

[3]	Commencement of operations.

[4]	Based on average shares outstanding.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Large Cap Value V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.75% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund (excluding interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $1,301 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

PNC Global Investment Servicing (U.S.) Inc (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

The Company received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned and collateral at value—securities loaned, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2010, BIM received $364 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2010, were $125,419,645 and $119,530,798, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share, which is included in miscellaneous in the Statement of Operations, of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

5.  Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$5,286,411

2017	18,265,497

Total	$23,551,908

6.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	2,089,986	$19,874,739

Shares redeemed	(1,530,834)	(14,214,793)

Net increase	559,152	$5,659,946

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	1,985,723	$14,985,718

Shares issued to shareholders in reinvestment of dividends	233,633	2,133,615

Total issued	2,219,356	17,119,333

Shares redeemed	(5,679,762)	(46,004,041)

Net decrease	(3,460,406)	$(28,884,708)

Class II Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	37,815	$353,132

Shares redeemed	(23,755)	(219,556)

Net increase	14,060	$133,576

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	206,186	$1,543,971

Shares issued to shareholders in reinvestment of dividends	2,971	27,189

Total issued	209,157	1,571,160

Shares redeemed	(62,262)	(519,412)

Net increase	146,895	$1,051,748

Class III Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	33,851	$305,039

Shares redeemed	(434)	(3,840)

Net increase	33,417	$301,199

Class III Shares
Period January 27, 2009* to December 31, 2009	Shares	Amount

Shares sold	23,110	$201,269

Shares issued to shareholders in reinvestment of dividends	326	2,989

Total issued	23,436	204,258

Shares redeemed	(115)	(962)

Net increase	23,321	$203,296

*	Recommencement of operations.

8.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend on July 23, 2010 to shareholders of record on July 21, 2010 as follows:

Dividend
Per Share

Class I	$0.017901

Class II	$0.017901

Class III	$0.017884

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Money Market V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Fund Information as of June 30, 2010

Percent of
Portfolio Composition	Net Assets

Commercial Paper	47%
U.S. Government Sponsored Agency Obligations	20
U.S. Treasury Obligations	17
Municipal Bonds	12
Repurchase Agreements	2
Corporate Notes	2

Total	100%

	7-Day	7-Day
Yields	SEC Yield	Yield

Class I	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.
Past performance is not indicative of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value,	Account Value	Expenses Paid	Account Value,	Account Value	Expenses Paid	Annualized
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Expense Ratio

Class I	$1,000	$1,000.00	$2.88	$1,000	$1,021.92	$2.91	0.58%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

	Par
Commercial Paper (a)	(000)	Value

Antalis U.S. Funding Corp.:
0.42%, 7/12/10	$5,500	$5,499,294
0.42%, 7/15/10	7,800	7,798,726
Cancara Asset Securitization LLC, 0.39%, 7/14/10	8,000	7,998,873
Clipper Receivables Co., LLC, 0.50%, 9/07/10	3,000	2,997,167
Fairway Finance Co., LLC, 0.50%, 9/02/10	5,000	4,995,625
Falcon Asset Securitization Corp., 0.46%, 9/03/10	5,000	4,995,911
Govco LLC, 0.52%, 8/13/10	2,500	2,498,447
Grampian Funding LLC:
0.40%, 7/01/10	2,000	2,000,000
0.40%, 7/06/10	2,000	1,999,889
0.48%, 8/05/10	9,500	9,495,567
JPMorgan Chase & Co.:
0.25%, 7/14/10	3,500	3,499,684
0.25%, 7/26/10	5,000	4,999,132
Jupiter Securitization Co., LLC:
0.46%, 9/01/10	6,000	5,995,247
0.45%, 9/08/10	7,000	6,993,963
LMA Americas LLC, 0.35%, 7/06/10	1,800	1,799,913
Old Line Funding LLC, 0.40%, 8/02/10	2,000	1,999,289
Regency Markets No. 1 LLC, 0.35%, 7/26/10	1,755	1,754,573
Scaldis Capital LLC, 0.40%, 7/21/10	7,000	6,998,444
Societe Generale North America, Inc.:
0.28%, 7/01/10	4,000	4,000,000
0.30%, 7/08/10	5,000	4,999,708
Solitaire Funding LLC, 0.33%, 7/26/10	5,000	4,998,854
State Street Corp., 0.48%, 9/28/10	5,000	4,994,067
Straight-A Funding, LLC, 0.40%, 8/13/10	4,000	3,998,089
Sydney Capital Corp., 0.65%, 9/15/10	2,500	2,496,569
Thunder Bay Funding LLC:
0.40%, 8/02/10	10,000	9,996,444
0.43%, 8/04/10	1,000	999,594
Variable Funding Capital Corp.:
0.27%, 7/20/10	3,000	2,999,573
0.40%, 8/27/10	5,000	4,996,833

Total Commercial Paper — 47.0%		128,799,475

Corporate Notes

JPMorgan Chase & Co., 0.55%, 5/16/11 (b)	4,950	4,949,851

Total Corporate Notes — 1.8%		4,949,851

	Par
Municipal Bonds	(000)	Value

California HFA, RB, VRDN, Home Mortgage, Series U, AMT (Fannie Mae LOC, Freddie Mac LOC), 0.25%, 7/07/10 (c)	$2,700	$2,700,000
California State Department of Water Resources, RB, VRDN, Series C-9 (Citibank NA LOC), 0.26%, 7/07/10 (c)	3,300	3,300,000
City of Charlotte North Carolina, COP, Refunding, VRDN, NASCAR, Series D (Bank of America NA LOC), 0.35%, 7/07/10 (c)	7,800	7,800,000
Maryland Community Development Administration, RB, VRDN, Residential Housing, Series J, AMT (State Street Bank & Co. SBPA), 0.30%, 7/07/10 (c)	3,000	3,000,000
New York City Industrial Development Agency, RB, VRDN, New York Law School Project, Series A (JPMorgan Chase Bank LOC), 0.26%, 7/07/10 (c)	2,245	2,245,000
New York State HFA, RB, VRDN, Series A (c):
10 Barclay Street (Fannie Mae), 0.24%, 7/07/10	5,000	5,000,000
Biltmore Tower Housing, AMT (Fannie Mae LOC), 0.25%, 7/07/10	3,000	3,000,000
Victory Housing, Series 2001, AMT (Freddie Mac LOC), 0.25%, 7/07/10	5,000	5,000,000

Total Municipal Bonds — 11.7%		32,045,000

U.S. Government Sponsored Agency Obligations

Fannie Mae Discount Notes (a):
0.25%, 9/01/10	963	962,594
0.30%, 9/22/10	1,000	999,308
0.29%, 11/10/10	1,700	1,698,192
Fannie Mae Variable Rate Notes, 0.30%, 8/05/10 (b)	1,530	1,529,947
Federal Home Loan Bank Variable Rate Notes (b):
0.15%, 7/09/10	3,005	3,004,987
0.25%, 10/08/10	2,000	1,999,837
0.23%, 10/06/11	3,000	2,998,457
Freddie Mac Discount Notes (a):
0.51%, 7/06/10	2,500	2,499,823
0.21%, 8/09/10	2,000	1,999,545
0.23%, 8/10/10	1,000	999,744
0.27%, 9/07/10	1,000	999,490
Freddie Mac Variable Rate Notes (b):
0.20%, 7/14/10	2,000	1,999,975
0.46%, 8/24/10	1,315	1,315,008
0.52%, 9/03/10	2,680	2,679,906
0.51%, 12/30/10	15,000	15,004,418
0.42%, 2/14/11	2,400	2,399,839
0.23%, 5/05/11	4,000	3,998,981
0.30%, 12/29/11	3,500	3,497,356
0.31%, 2/16/12	5,000	4,996,715

Total U.S. Government Sponsored Agency Obligations — 20.3%		55,584,122

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AMT	Alternative Minimum Tax	RB	Revenue Bonds
COP	Certificates of Participation	SBPA	Stand-by Bond Purchase Agreement
HFA	Housing Finance Agency	VRDN	Variable Rate Demand Notes
LOC	Letter of Credit

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Par
U.S. Treasury Obligations	(000)	Value

U.S. Treasury Bills (a):
0.31%-0.39%, 7/15/10	$13,300	$13,298,250
0.47%, 7/29/10	570	569,792
0.23%-0.32%, 8/26/10	3,800	3,798,418
0.19%, 9/02/10	3,000	2,999,029
0.24%, 9/30/10	2,835	2,833,280
0.22%, 10/21/10	5,000	4,996,539
0.24%, 10/28/10	7,000	6,994,539
0.22%, 11/12/10	2,000	1,998,362
0.32%, 11/18/10	5,000	4,993,875
0.21%, 11/26/10	1,700	1,698,518
U.S. Treasury Notes, 0.88%, 1/31/11	3,000	3,010,937

Total U.S. Treasury Obligations — 17.2%		47,191,539

	Par
Repurchase Agreements	(000)	Value

Deutsche Bank Securities, Inc., 0.03%, 7/01/10 (Purchased on 6/29/10 to be repurchased at $6,200,010, collateralized by Freddie Mac, 3.10% due 5/19/17, par and fair value of $6,243,000 and $6,302,184, respectively)	$6,200	$6,200,000

Total Repurchase Agreements — 2.3%		6,200,000

Total Investments (Cost — $274,769,987*) — 100.3%		274,769,987
Liabilities in Excess of Other Assets — (0.3)%		(741,334)

Net Assets — 100.0%		$274,028,653

*   Cost for federal income tax purposes

(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Short-Term Securities[1]	—	$274,769,987	—	$274,769,987

1 See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$274,769,987)	$274,769,987
Cash	10,701
Interest receivable	35,376
Prepaid expenses	28,836

Total assets	274,844,900

Liabilities:
Capital shares redeemed payable	729,372
Investment advisory fees payable	57,555
Other affiliates payable	2,198
Officer’s and Directors’ fees payable	378
Other accrued expenses payable	26,744

Total liabilities	816,247

Net Assets	$274,028,653

Net Assets Consist of:
Paid-in capital	$274,022,347
Accumulated net realized gain	6,306

Net Assets	$274,028,653

Net Asset Value:
Class I—Based on net assets of $274,028,653 and 274,026,278 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Interest	$373,661

Expenses:
Investment advisory	699,362
Accounting services	41,422
Professional	20,844
Printing	15,618
Officer and Directors	11,547
Custodian	9,187
Transfer agent	2,409
Miscellaneous	8,855

Total expenses	809,244
Less fees waived by advisor	(435,583)

Total expenses after fees waived	373,661

Net investment income	—

Realized Gain:
Net realized gain from investments	2,694

Net Increase in Net Assets Resulting from Operations	$2,694

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$—	$406,895
Net realized gain	2,694	22,689

Net increase in net assets resulting from operations	2,694	429,584

Dividends and Distributions to Shareholders From:
Net investment income	—	(415,300)
Net realized gain	—	(38,434)

Decrease in net assets resulting from dividends and distributions to shareholders	—	(453,734)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	(33,455,888)	19,474,295

Net Assets:
Total increase (decrease) in net assets	(33,453,194)	19,450,145
Beginning of period	307,481,847	288,031,702

End of period	$274,028,653	$307,481,847

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	—		0.0014	0.0249	0.0476	0.0443	0.0266
Net realized and unrealized gain	—		0.0001	0.0001	0.0002	0.0003	0.0001

Net increase from investment operations	—		0.0015	0.0250	0.0478	0.0446	0.0267

Dividends and distributions from:
Net investment income	—		(0.0014)	(0.0249)	(0.0476)	(0.0443)	(0.0266)
Net realized gain	—		(0.0001)	—	—	—	—

Total dividends and distributions	—		(0.0015)	(0.0249)	(0.0476)	(0.0443)	(0.0266)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return:[1]
Based on net asset value	0.00%	[2]	0.16%	2.53%	4.86%	4.48%	2.66%

Ratios to Average Net Assets:
Total expenses	0.58%	[3]	0.62%	0.60%	0.58%	0.58%	0.59%

Total expenses after fees waived	0.27%	[3]	0.48%	0.60%	0.58%	0.58%	0.59%

Net investment income	0.00%	[3]	0.15%	2.52%	4.76%	4.45%	2.63%

Supplemental Data:
Net assets, end of period (000)	$274,029		$307,482	$288,032	$307,056	$275,563	$267,028

[1]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Money Market V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value. The Fund’s securities are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements: The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends are declared from the total of net investment income. Distributions of net realized gain, if any, on investments are paid at least annually. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s average daily net assets:

Portion of average daily value of net assets	Rate

Not exceeding $1 billion	0.500%

In excess of $1 billion, but not exceeding $2 billion	0.450%

In excess of $2 billion, but not exceeding $3 billion	0.400%

In excess of $3 billion, but not exceeding $4 billion	0.375%

In excess of $4 billion, but not exceeding $7 billion	0.350%

In excess of $7 billion, but not exceeding $10 billion	0.325%

In excess of $10 billion, but not exceeding $15 billion	0.300%

In excess of $15 billion	0.290%

The Manager entered into a sub-advisory agreement with BlackRock Institutional Management, LLC (“BIMC”), an affiliate of the Manager. The Manager pays BIMC for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive management fees and reimburse operating expenses to enable the Fund to maintain a minimum daily net investment income dividend. These amounts are reported in the Statement of Operations as fees waived by advisor. The Manager may discontinue the waiver or reimbursement at any time.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $2,786 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC, an affiliate of BlackRock.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

4.  Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended	Year Ended
Class I Shares	June 30, 2010	December 31, 2009

Shares sold	22,033,559	176,213,469

Shares issued to shareholders in reinvestment of dividends and distributions	—	453,734

Total issued	22,033,559	176,667,203

Shares redeemed	(55,489,447)	(157,192,908)

Net increase (decrease)	(33,455,888)	19,474,295

5.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock S&P 500 Index V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period, the Fund’s Class I and Class II shares returned (6.80)% and (6.71)%, respectively, underperforming the benchmark, Standard & Poor’s (S&P) 500 Index, which returned (6.65)% for the same period. The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

•	Returns for the Fund’s respective share classes differ from the benchmark based on individual share-class expenses.

Describe the market environment.

•	At the beginning of 2010, we expected to see a modest cyclical recovery. For the first four months of the year, the cyclical recovery did dominate, but over the past two months, structural problems (especially those in Europe) began to win out, and risk assets (including US equities) struggled. Financial markets took a dramatic turn in late April, as investor sentiment became dominated by concerns over the European sovereign debt crisis, some less-positive economic data and uncertainty over financial regulatory reform in the United States. Volatility levels moved noticeably higher over the past several months, and investors embarked on a renewed “flight to quality,” abandoning risk assets such as stocks in favor of safer alternatives, most notably US Treasury bonds and gold.

•	In the United States, the Dow Jones Industrial Average fell 5.00%, the S&P 500 declined 6.65% and the Nasdaq Composite lost 6.63%.

•	Within the benchmark S&P 500 Index, all 10 sectors recorded negative returns for the period. Industrials (0.85)%, consumer discretionary (1.59)% and consumer staples (2.79)% were the smallest detractors from performance, while materials (12.88)% and energy (12.21)% posted comparatively larger losses.

Describe recent portfolio activity.

•	During the six-month period, as changes were made to the composition of the S&P 500, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

Describe Fund positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Total Return Based on a $10,000 Investment

	BlackRock S&P	BlackRock S&P
	500 Index	500 Index	Standard &
	V.I. Fund(1)-Class	V.I. Fund(1)-Class	Poor’s 500
	I Shares(2)	II Shares(2)	Index(3)
6/00	10000	10000	10000
6/01	8486	8474	8517
6/02	6926	6905	6985
6/03	6924	6892	7002
6/04	8217	8167	8341
6/05	8696	8641	8868
6/06	9420	9361	9633
6/07	11319	11170	11617
6/08	9824	9680	10093
6/09	7231	7111	7447
6/10	8252	8113	8521

[1]	Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of the S&P 500 Index and in derivative instruments linked to the S&P 500.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based on performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary as of June 30, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[4]	(6.80)%	14.11%	(1.04)%	(1.90)%

Class II Shares[4]	(6.71)	14.08	(1.25)	(2.07)[5]

S&P 500 Index	(6.65)	14.43	(0.79)	(1.59)

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based on performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Fund Information as of June 30, 2010

Percent of
Sector Allocation	Long-Term Investments

Information Technology	19%
Financials	16
Health Care	12
Consumer Staples	12
Energy	11
Industrials	10
Consumer Discretionary	10
Utilities	4
Materials	3
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
Actual	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Ratio

Class I	$1,000	$932.00	$2.06	$1,000	$1,022.67	$2.16	0.43%

Class II	$1,000	$932.90	$2.78	$1,000	$1,021.92	$2.91	0.58%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.8%
Boeing Co.	11,413	$716,166
General Dynamics Corp.	5,771	337,950
Goodrich Corp.	1,854	122,827
Honeywell International, Inc.	11,451	446,933
ITT Corp.	2,698	121,194
L-3 Communications Holdings, Inc.	1,713	121,349
Lockheed Martin Corp.	4,675	348,287
Northrop Grumman Corp.	4,535	246,885
Precision Castparts Corp.	2,122	218,396
Raytheon Co.	5,748	278,146
Rockwell Collins, Inc.	2,383	126,609
United Technologies Corp.	14,026	910,428

		3,995,170

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	2,517	140,096
Expeditors International Washington, Inc.	3,168	109,328
FedEx Corp.	4,683	328,325
United Parcel Service, Inc., Class B	14,872	846,068

		1,423,817

Airlines — 0.1%
Southwest Airlines Co.	11,275	125,265

Auto Components — 0.2%
The Goodyear Tire & Rubber Co. (a)	3,634	36,122
Johnson Controls, Inc.	10,142	272,515

		308,637

Automobiles — 0.4%
Ford Motor Co. (a)(b)	51,043	514,513
Harley-Davidson, Inc.	3,486	77,494

		592,007

Beverages — 2.6%
Brown-Forman Corp., Class B	1,581	90,481
The Coca-Cola Co.	34,624	1,735,355
Coca-Cola Enterprises, Inc.	4,837	125,085
Constellation Brands, Inc., Class A (a)	2,877	44,939
Dr. Pepper Snapple Group, Inc.	3,760	140,586
Molson Coors Brewing Co., Class B	2,382	100,901
PepsiCo, Inc.	24,192	1,474,502

		3,711,849

Biotechnology — 1.4%
Amgen, Inc. (a)	14,370	755,862
Biogen Idec, Inc. (a)	4,021	190,796
Celgene Corp. (a)	6,880	349,642
Cephalon, Inc. (a)	1,083	61,460
Genzyme Corp. (a)	3,985	202,319
Gilead Sciences, Inc. (a)	13,350	457,638

		2,017,717

Building Products — 0.0%
Masco Corp.	5,551	59,729

Capital Markets — 2.4%
Ameriprise Financial, Inc.	3,884	140,329
The Bank of New York Mellon Corp.	18,096	446,790
The Charles Schwab Corp.	14,641	207,609
E*Trade Financial Corp. (a)	2,922	34,538
Federated Investors, Inc., Class B	1,400	28,994
Franklin Resources, Inc.	2,222	191,514
The Goldman Sachs Group, Inc.	7,722	1,013,667
Invesco Ltd.	6,973	117,355
Janus Capital Group, Inc.	2,960	26,285
Legg Mason, Inc.	2,500	70,075
Morgan Stanley	20,941	486,041
Northern Trust Corp.	3,597	167,980
State Street Corp.	7,551	255,375
T. Rowe Price Group, Inc.	3,879	172,189

		3,358,741

Chemicals — 1.9%
Air Products & Chemicals, Inc.	3,213	208,235
Airgas, Inc.	1,216	75,635
CF Industries Holdings, Inc.	1,065	67,574
The Dow Chemical Co.	17,229	408,672
E.I. du Pont de Nemours & Co.	13,538	468,279
Eastman Chemical Co.	1,117	59,603
Ecolab, Inc.	3,501	157,230
FMC Corp.	1,100	63,173
International Flavors & Fragrances, Inc.	1,199	50,862
Monsanto Co.	8,173	377,756
PPG Industries, Inc.	2,460	148,609
Praxair, Inc.	4,570	347,274
The Sherwin-Williams Co.	1,346	93,130
Sigma-Aldrich Corp.	1,834	91,388

		2,617,420

Commercial Banks — 3.1%
BB&T Corp.	10,344	272,151
Comerica, Inc.	2,674	98,483
Fifth Third Bancorp	11,713	143,953
First Horizon National Corp. (a)	3,430	39,270
Huntington Bancshares, Inc.	10,905	60,414
KeyCorp	13,403	103,069
M&T Bank Corp.	1,243	105,593
Marshall & Ilsley Corp.	7,900	56,722
The PNC Financial Services Group, Inc. (c)	7,881	445,276
Regions Financial Corp.	18,193	119,710
SunTrust Banks, Inc.	7,505	174,866
U.S. Bancorp	28,659	640,529
Wells Fargo & Co.	78,133	2,000,205
Zions Bancorporation	2,311	49,848

		4,310,089

Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	1,667	53,561
Cintas Corp.	2,036	48,803
Iron Mountain, Inc.	2,784	62,529
Pitney Bowes, Inc.	3,215	70,601
R.R. Donnelley & Sons Co.	3,144	51,467
Republic Services, Inc., Class A	4,820	143,299
Stericycle, Inc. (a)	1,300	85,254
Waste Management, Inc.	7,202	225,350

		740,864

Communications Equipment — 2.3%
Cisco Systems, Inc. (a)	85,764	1,827,631
Harris Corp.	2,000	83,300
JDS Uniphase Corp. (a)	3,334	32,807
Juniper Networks, Inc. (a)	7,904	180,369
Motorola, Inc. (a)	34,637	225,833
QUALCOMM, Inc.	24,607	808,094
Tellabs, Inc.	5,833	37,273

		3,195,307

Computers & Peripherals — 4.6%
Apple, Inc. (a)	13,648	3,432,882
Dell, Inc. (a)	25,740	310,424
EMC Corp. (a)	30,746	562,652
Hewlett-Packard Co.	35,020	1,515,666
Lexmark International, Inc., Class A (a)	1,207	39,867
NetApp, Inc. (a)	5,161	192,557

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Computers & Peripherals (concluded)

QLogic Corp. (a)	1,786	$29,683
SanDisk Corp. (a)	3,486	146,656
Teradata Corp. (a)	2,436	74,249
Western Digital Corp. (a)	3,493	105,349

		6,409,985

Construction & Engineering — 0.2%
Fluor Corp.	2,639	112,158
Jacobs Engineering Group, Inc. (a)	1,900	69,236
Quanta Services, Inc. (a)	3,111	64,242

		245,636

Construction Materials — 0.1%
Vulcan Materials Co.	1,945	85,249

Consumer Finance — 0.8%
American Express Co.	18,044	716,347
Capital One Financial Corp.	6,815	274,645
Discover Financial Services, Inc.	8,281	115,768
SLM Corp. (a)	7,423	77,125

		1,183,885

Containers & Packaging — 0.2%
Ball Corp.	1,436	75,864
Bemis Co.	1,540	41,580
Owens-Illinois, Inc. (a)	2,475	65,464
Pactiv Corp. (a)	2,067	57,566
Sealed Air Corp.	2,420	47,722

		288,196

Distributors — 0.1%
Genuine Parts Co.	2,438	96,179

Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	1,910	81,118
DeVry, Inc.	883	46,348
H&R Block, Inc.	4,939	77,493

		204,959

Diversified Financial Services — 4.5%
Bank of America Corp.	150,585	2,163,907
CME Group, Inc.	985	277,327
Citigroup, Inc. (a)	338,913	1,274,313
IntercontinentalExchange, Inc. (a)	1,100	124,333
JPMorgan Chase & Co.	59,667	2,184,409
Leucadia National Corp.	2,744	53,535
Moody’s Corp.	3,004	59,840
The NASDAQ Stock Market, Inc. (a)	2,200	39,116
NYSE Euronext	3,815	105,408

		6,282,188

Diversified Telecommunication Services — 2.6%
AT&T Inc.	88,614	2,143,573
CenturyTel, Inc.	4,455	148,396
Frontier Communications Corp. (b)	4,703	33,438
Qwest Communications International, Inc.	22,696	119,154
Verizon Communications, Inc.	42,476	1,190,178
Windstream Corp.	7,102	74,997

		3,709,736

Electric Utilities — 1.9%
Allegheny Energy, Inc.	2,605	53,871
American Electric Power Co., Inc.	7,158	231,204
Duke Energy Corp.	19,609	313,744
Edison International	4,840	153,525
Entergy Corp.	2,865	205,191
Exelon Corp.	9,884	375,296
FirstEnergy Corp.	4,549	160,261
NextEra Energy, Inc.	6,191	301,873
Northeast Utilities, Inc.	2,596	66,146
PPL Corp.	7,027	175,324
Pepco Holdings, Inc.	3,400	53,312
Pinnacle West Capital Corp.	1,661	60,394
Progress Energy, Inc.	4,323	169,548
The Southern Co.	12,287	408,911

		2,728,600

Electrical Equipment — 0.5%
Emerson Electric Co.	11,270	492,386
Rockwell Automation, Inc.	2,183	107,164
Roper Industries, Inc.	1,403	78,512

		678,062

Electronic Equipment, Instruments & Components — 0.6%
Agilent Technologies, Inc. (a)	5,250	149,257
Amphenol Corp., Class A	2,601	102,167
Corning, Inc.	23,347	377,054
Flir Systems, Inc. (a)	2,300	66,907
Jabil Circuit, Inc.	2,915	38,770
Molex, Inc.	2,063	37,629

		771,784

Energy Equipment & Services — 1.7%
Baker Hughes, Inc.	6,431	267,337
Cameron International Corp. (a)	3,655	118,861
Diamond Offshore Drilling, Inc.	1,068	66,419
FMC Technologies, Inc. (a)	1,809	95,262
Halliburton Co.	13,493	331,253
Helmerich & Payne, Inc.	1,624	59,308
Nabors Industries Ltd. (a)	4,371	77,017
National Oilwell Varco, Inc.	6,259	206,985
Rowan Cos., Inc. (a)	1,735	38,066
Schlumberger Ltd.	17,923	991,859
Smith International, Inc.	3,662	137,874

		2,390,241

Food & Staples Retailing — 2.5%
CVS Caremark Corp.	20,415	598,568
Costco Wholesale Corp.	6,580	360,781
The Kroger Co.	9,665	190,304
SUPERVALU, Inc.	3,238	35,100
SYSCO Corp.	8,874	253,530
Safeway, Inc.	5,736	112,770
Wal-Mart Stores, Inc.	31,163	1,498,006
Walgreen Co.	14,756	393,985
Whole Foods Market, Inc. (a)	2,609	93,976

		3,537,020

Food Products — 1.9%
Archer-Daniels-Midland Co.	9,624	248,492
Campbell Soup Co.	2,754	98,676
ConAgra Foods, Inc.	6,623	154,448
Dean Foods Co. (a)	2,700	27,189
General Mills, Inc.	10,003	355,307
H.J. Heinz Co.	4,735	204,647
The Hershey Co.	2,445	117,189
Hormel Foods Corp.	1,100	44,528
The J.M. Smucker Co.	1,800	108,396
Kellogg Co.	3,795	190,888
Kraft Foods, Inc.	26,181	733,068
McCormick & Co., Inc.	2,000	75,920
Mead Johnson Nutrition Co.	3,100	155,372

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Food Products (concluded)

Sara Lee Corp.	9,902	$139,618
Tyson Foods, Inc., Class A	4,488	73,558

		2,727,296

Gas Utilities — 0.2%
EQT Corp.	2,209	79,833
Nicor, Inc.	729	29,525
Oneok, Inc.	1,621	70,108
Questar Corp.	2,586	117,637

		297,103

Health Care Equipment & Supplies — 1.8%
Baxter International, Inc.	9,015	366,370
Becton Dickinson & Co.	3,530	238,699
Boston Scientific Corp. (a)	23,050	133,690
C.R. Bard, Inc.	1,454	112,729
CareFusion Corp. (a)	2,724	61,835
Dentsply International, Inc.	2,138	63,947
Hospira, Inc. (a)	2,442	140,293
Intuitive Surgical, Inc. (a)	584	184,322
Medtronic, Inc.	16,546	600,123
St. Jude Medical, Inc. (a)	4,862	175,469
Stryker Corp.	4,197	210,102
Varian Medical Systems, Inc. (a)	1,900	99,332
Zimmer Holdings, Inc. (a)	3,042	164,420

		2,551,331

Health Care Providers & Services — 2.1%
Aetna, Inc.	6,374	168,146
AmerisourceBergen Corp.	4,175	132,556
Cardinal Health, Inc.	5,389	181,124
Cigna Corp.	4,189	130,110
Coventry Health Care, Inc. (a)	2,110	37,305
DaVita, Inc. (a)	1,520	94,909
Express Scripts, Inc. (a)	8,247	387,774
Humana, Inc. (a)	2,544	116,185
Laboratory Corp. of America Holdings (a)	1,560	117,546
McKesson Corp.	4,034	270,924
Medco Health Solutions, Inc. (a)	6,853	377,463
Patterson Cos., Inc.	1,400	39,942
Quest Diagnostics, Inc.	2,212	110,091
Tenet Healthcare Corp. (a)	6,612	28,696
UnitedHealth Group, Inc.	17,051	484,248
WellPoint, Inc. (a)	6,408	313,544

		2,990,563

Health Care Technology — 0.1%
Cerner Corp. (a)	1,044	79,229

Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	6,500	196,560
Darden Restaurants, Inc.	2,151	83,566
International Game Technology	4,340	68,138
Marriott International, Inc., Class A	3,897	116,676
McDonald’s Corp.	16,117	1,061,627
Starbucks Corp.	11,227	272,816
Starwood Hotels & Resorts Worldwide, Inc.	2,810	116,418
Wyndham Worldwide Corp.	2,765	55,687
Wynn Resorts Ltd.	1,061	80,923
Yum! Brands, Inc.	7,028	274,373

		2,326,784

Household Durables — 0.4%
D.R. Horton, Inc.	4,200	41,286
Fortune Brands, Inc.	2,299	90,075
Harman International Industries, Inc. (a)	1,100	32,879
Leggett & Platt, Inc.	2,123	42,587
Lennar Corp., Class A	2,450	34,080
Newell Rubbermaid, Inc.	4,285	62,732
Pulte Group, Inc. (a)	4,799	39,736
Stanley Black & Decker, Inc.	2,412	121,854
Whirlpool Corp.	1,122	98,534

		563,763

Household Products — 2.6%
Clorox Co.	2,088	129,790
Colgate-Palmolive Co.	7,357	579,437
Kimberly-Clark Corp.	6,236	378,089
The Procter & Gamble Co.	43,201	2,591,196

		3,678,512

IT Services — 3.1%
Automatic Data Processing, Inc.	7,505	302,151
Cognizant Technology Solutions Corp. (a)	4,490	224,769
Computer Sciences Corp.	2,301	104,120
Fidelity National Information Services, Inc.	4,923	132,035
Fiserv, Inc. (a)	2,244	102,461
International Business Machines Corp.	19,236	2,375,261
MasterCard, Inc., Class A	1,446	288,520
Paychex, Inc.	4,778	124,085
SAIC, Inc. (a)	4,389	73,472
Total System Services, Inc.	3,000	40,800
Visa, Inc., Class A	6,781	479,756
The Western Union Co.	10,083	150,338

		4,397,768

Independent Power Producers & Energy Traders — 0.2%
The AES Corp. (a)	9,749	90,081
Constellation Energy Group, Inc.	2,944	94,944
NRG Energy, Inc. (a)	3,830	81,234

		266,259

Industrial Conglomerates — 2.3%
3M Co.	10,661	842,113
General Electric Co.	160,141	2,309,233
Textron, Inc.	4,160	70,595

		3,221,941

Insurance — 4.0%
Aflac, Inc.	7,015	299,330
The Allstate Corp.	8,036	230,874
American International Group, Inc. (a)(b)	2,025	69,741
Aon Corp.	3,969	147,329
Assurant, Inc.	1,678	58,227
Berkshire Hathaway, Inc. (a)	24,854	1,980,615
Chubb Corp.	4,921	246,099
Cincinnati Financial Corp.	2,466	63,795
Genworth Financial, Inc., Class A (a)	7,500	98,025
Hartford Financial Services Group, Inc.	6,589	145,815
Lincoln National Corp.	4,448	108,042
Loews Corp.	5,291	176,243
Marsh & McLennan Cos., Inc.	8,048	181,482
MetLife, Inc.	12,269	463,278
Principal Financial Group, Inc.	4,700	110,168
The Progressive Corp.	10,141	189,840
Prudential Financial, Inc.	6,965	373,742
Torchmark Corp.	1,194	59,115
The Travelers Cos., Inc.	7,431	365,977
UnumProvident Corp.	5,089	110,431
XL Capital Ltd., Class A	5,255	84,133

		5,562,301

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Internet & Catalog Retail — 0.5%
Amazon.com, Inc. (a)	5,127	$560,176
Expedia, Inc.	3,200	60,096
Priceline.com, Inc. (a)	709	125,167

		745,439

Internet Software & Services — 1.7%
Akamai Technologies, Inc. (a)	2,600	105,482
eBay, Inc. (a)	16,926	331,919
Google, Inc., Class A (a)	3,630	1,615,168
Monster Worldwide, Inc. (a)	1,971	22,962
VeriSign, Inc. (a)	2,818	74,818
Yahoo! Inc. (a)	17,825	246,520

		2,396,869

Leisure Equipment & Products — 0.2%
Eastman Kodak Co. (a)	4,011	17,407
Hasbro, Inc.	1,948	80,063
Mattel, Inc.	5,556	117,565

		215,035

Life Sciences Tools & Services — 0.5%
Life Technologies Corp. (a)	2,753	130,079
Millipore Corp. (a)	861	91,826
PerkinElmer, Inc.	1,809	37,392
Thermo Fisher Scientific, Inc. (a)	6,133	300,823
Waters Corp. (a)	1,394	90,192

		650,312

Machinery — 1.7%
Caterpillar, Inc.	9,435	566,761
Cummins, Inc.	3,000	195,390
Danaher Corp.	7,925	294,176
Deere & Co.	6,351	353,624
Dover Corp.	2,834	118,433
Eaton Corp.	2,501	163,666
Flowserve Corp.	858	72,758
Illinois Tool Works, Inc.	5,794	239,176
PACCAR, Inc.	5,454	217,451
Pall Corp.	1,810	62,210
Parker Hannifin Corp.	2,427	134,601
Snap-On, Inc.	841	34,405

		2,452,651

Media — 3.1%
CBS Corp., Class B	10,303	133,218
Comcast Corp., Class A	42,327	735,220
DIRECTV, Class A (a)	13,633	462,431
Discovery Communications, Inc., Class A (a)	4,217	150,589
Gannett Co., Inc.	3,647	49,089
Interpublic Group of Cos., Inc. (a)	7,392	52,705
The McGraw-Hill Cos., Inc.	4,804	135,185
Meredith Corp.	489	15,223
The New York Times Co., Class A (a)	1,677	14,506
News Corp., Class A	33,750	403,650
Omnicom Group, Inc.	4,630	158,809
Scripps Networks Interactive	1,284	51,797
Time Warner Cable, Inc.	5,280	274,982
Time Warner, Inc.	17,097	494,274
Viacom, Inc., Class B	9,096	285,341
Walt Disney Co.	29,361	924,871
The Washington Post Co., Class B	93	38,175

		4,380,065

Metals & Mining — 1.1%
AK Steel Holding Corp.	1,700	20,264
Alcoa, Inc.	15,199	152,902
Allegheny Technologies, Inc.	1,463	64,650
Cliffs Natural Resources, Inc.	2,060	97,149
Freeport-McMoRan Copper & Gold, Inc., Class B	7,036	416,039
Newmont Mining Corp.	7,354	454,036
Nucor Corp.	4,715	180,490
Titanium Metals Corp. (a)	1,200	21,108
United States Steel Corp.	2,189	84,386

		1,491,024

Multi-Utilities — 1.4%
Ameren Corp.	3,597	85,501
CMS Energy Corp.	3,554	52,066
CenterPoint Energy, Inc.	6,197	81,553
Consolidated Edison, Inc.	4,259	183,563
DTE Energy Co.	2,523	115,074
Dominion Resources, Inc.	8,966	347,343
Integrys Energy Group, Inc.	1,152	50,388
NiSource, Inc.	4,211	61,059
PG&E Corp.	5,557	228,393
Public Service Enterprise Group, Inc.	7,565	237,011
SCANA Corp.	1,713	61,257
Sempra Energy	3,707	173,451
TECO Energy, Inc.	3,315	49,957
Wisconsin Energy Corp.	1,800	91,332
Xcel Energy, Inc.	6,972	143,693

		1,961,641

Multiline Retail — 0.9%
Big Lots, Inc. (a)	1,245	39,952
Family Dollar Stores, Inc.	2,026	76,360
JCPenney Co., Inc.	3,617	77,693
Kohl’s Corp. (a)	4,626	219,735
Macy’s, Inc.	6,263	112,108
Nordstrom, Inc.	2,428	78,157
Sears Holdings Corp. (a)	746	48,229
Target Corp.	11,048	543,230

		1,195,464

Office Electronics — 0.1%
Xerox Corp.	20,719	166,581

Oil, Gas & Consumable Fuels — 8.9%
Anadarko Petroleum Corp.	7,377	266,236
Apache Corp.	5,041	424,402
Cabot Oil & Gas Corp., Class A	1,600	50,112
Chesapeake Energy Corp.	9,762	204,514
Chevron Corp.	30,150	2,045,979
ConocoPhillips	22,363	1,097,800
Consol Energy, Inc.	3,369	113,737
Denbury Resources, Inc. (a)	6,077	88,967
Devon Energy Corp.	6,692	407,677
EOG Resources, Inc.	3,783	372,134
El Paso Corp.	10,712	119,010
Exxon Mobil Corp.	76,667	4,375,402
Hess Corp.	4,362	219,583
Marathon Oil Corp.	10,558	328,248
Massey Energy Co.	1,460	39,931
Murphy Oil Corp.	2,900	143,695
Noble Energy, Inc.	2,617	157,884
Occidental Petroleum Corp.	12,162	938,298
Peabody Energy Corp.	4,081	159,689
Pioneer Natural Resources Co.	1,719	102,195
Range Resources Corp.	2,400	96,360
Southwestern Energy Co. (a)	5,180	200,155
Spectra Energy Corp.	9,696	194,599
Sunoco, Inc.	1,756	61,056
Tesoro Corp.	2,100	24,507

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)

Valero Energy Corp.	8,407	$151,158
Williams Cos., Inc.	8,739	159,749

		12,543,077

Paper & Forest Products — 0.2%
International Paper Co.	6,581	148,928
MeadWestvaco Corp.	2,642	58,652
Weyerhaeuser Co.	3,100	109,120

		316,700

Personal Products — 0.2%
Avon Products, Inc.	6,400	169,600
The Estée Lauder Cos., Inc., Class A	1,800	100,314

		269,914

Pharmaceuticals — 6.1%
Abbott Laboratories	23,155	1,083,191
Allergan, Inc.	4,586	267,180
Bristol-Myers Squibb Co.	25,869	645,173
Eli Lilly & Co.	15,199	509,166
Forest Laboratories, Inc. (a)	4,618	126,672
Johnson & Johnson	41,363	2,442,899
King Pharmaceuticals, Inc. (a)	3,916	29,722
Merck & Co, Inc.	46,803	1,636,701
Mylan, Inc. (a)	4,738	80,736
Pfizer, Inc.	120,885	1,723,820
Watson Pharmaceuticals, Inc. (a)	1,640	66,535

		8,611,795

Professional Services — 0.1%
Dun & Bradstreet Corp.	728	48,864
Equifax, Inc.	1,803	50,592
Robert Half International, Inc.	2,286	53,835

		153,291

Real Estate Investment Trusts (REITs) — 1.4%
Apartment Investment & Management Co., Class A	1,800	34,866
AvalonBay Communities, Inc.	1,244	116,152
Boston Properties, Inc.	2,103	150,028
Equity Residential	4,208	175,221
HCP, Inc.	4,334	139,772
Health Care REIT, Inc.	1,909	80,407
Host Marriott Corp.	9,987	134,625
Kimco Realty Corp.	6,100	81,984
Plum Creek Timber Co., Inc.	2,500	86,325
ProLogis	7,200	72,936
Public Storage	2,042	179,512
Simon Property Group, Inc.	4,390	354,492
Ventas, Inc.	2,400	112,680
Vornado Realty Trust	2,390	174,351

		1,893,351

Real Estate Management & Development — 0.0%
CB Richard Ellis Group, Inc. (a)	4,000	54,440

Road & Rail — 0.8%
CSX Corp.	5,804	288,052
Norfolk Southern Corp.	5,582	296,125
Ryder System, Inc.	821	33,029
Union Pacific Corp.	7,568	526,052

		1,143,258

Semiconductors & Semiconductor Equipment — 2.6%
Advanced Micro Devices, Inc. (a)	8,572	62,747
Altera Corp.	4,546	112,786
Analog Devices, Inc.	4,460	124,256
Applied Materials, Inc.	19,972	240,063
Broadcom Corp., Class A	6,443	212,426
First Solar, Inc. (a)	747	85,031
Intel Corp.	83,434	1,622,791
KLA-Tencor Corp.	2,600	72,488
LSI Corp. (a)	9,896	45,522
Linear Technology Corp.	3,278	91,161
MEMC Electronic Materials, Inc. (a)	3,643	35,993
Microchip Technology, Inc. (b)	2,800	77,672
Micron Technology, Inc. (a)	12,926	109,742
National Semiconductor Corp.	3,741	50,354
Novellus Systems, Inc. (a)	1,442	36,569
Nvidia Corp. (a)	8,500	86,785
Teradyne, Inc. (a)	2,638	25,720
Texas Instruments, Inc.	18,335	426,839
Xilinx, Inc.	4,213	106,420

		3,625,365

Software — 3.8%
Adobe Systems, Inc. (a)	7,901	208,823
Autodesk, Inc. (a)	3,364	81,947
BMC Software, Inc. (a)	2,801	96,999
CA, Inc.	5,858	107,787
Citrix Systems, Inc. (a)	2,822	119,173
Compuware Corp. (a)	3,418	27,276
Electronic Arts, Inc. (a)	5,000	72,000
Intuit, Inc. (a)	4,746	165,018
McAfee, Inc. (a)	2,400	73,728
Microsoft Corp. (d)	114,295	2,629,928
Novell, Inc. (a)	5,582	31,706
Oracle Corp.	58,764	1,261,075
Red Hat, Inc. (a)	2,900	83,926
Salesforce.com, Inc. (a)	1,696	145,551
Symantec Corp. (a)	12,070	167,532

		5,272,469

Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A	1,251	38,393
AutoNation, Inc. (a)	1,231	24,004
AutoZone, Inc. (a)	439	84,824
Bed Bath & Beyond, Inc. (a)	3,932	145,799
Best Buy Co., Inc.	5,217	176,648
CarMax, Inc. (a)	3,345	66,565
GameStop Corp., Class A (a)	2,282	42,879
The Gap, Inc.	6,734	131,044
Home Depot, Inc.	25,207	707,560
Limited Brands, Inc.	4,079	90,023
Lowe’s Cos., Inc.	21,439	437,784
Office Depot, Inc. (a)	4,340	17,534
O’Reilly Automotive, Inc. (a)	2,100	99,876
RadioShack Corp.	1,883	36,737
Ross Stores, Inc.	1,838	97,947
Staples, Inc.	10,837	206,445
TJX Cos., Inc.	6,120	256,734
Tiffany & Co.	1,937	73,432
Urban Outfitters, Inc. (a)	2,000	68,780

		2,803,008

Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc.	4,577	167,289
Nike, Inc., Class B	5,841	394,560
Polo Ralph Lauren Corp.	987	72,012
VF Corp.	1,290	91,822

		725,683

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	7,200	$88,128
People’s United Financial, Inc.	5,442	73,467

		161,595

Tobacco — 1.6%
Altria Group, Inc.	31,162	624,487
Lorillard, Inc.	2,307	166,058
Philip Morris International, Inc.	27,780	1,273,435
Reynolds American, Inc.	2,501	130,352

		2,194,332

Trading Companies & Distributors — 0.1%
Fastenal Co.	2,000	100,380
W.W. Grainger, Inc.	946	94,080

		194,460

Wireless Telecommunication Services — 0.4%
American Tower Corp., Class A (a)	6,071	270,159
MetroPCS Communications, Inc. (a)	4,100	33,579
Sprint Nextel Corp. (a)	44,933	190,516

		494,254

Total Long-Term Investments (Cost — $98,353,434) — 99.5%		139,843,255

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.16%, (c)(e)	334,404	$334,404

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.27% (c)(e)(f)	$703	702,525

Total Short-Term Securities (Cost — $1,036,929) — 0.7%		1,036,929

Total Investments Before Short Positions (Cost — $99,390,363*) — 100.2%		140,880,184

Short Positions (g)	Shares

Questar Corp.-New Shares (a)	2,586	(41,764)

Total Short Positions (Proceeds — $41,757) — (0.0)%		(41,764)

Total Investments, Net of Short Positions — 100.2%		140,838,420
Liabilities in Excess of Other Assets — (0.2)%		(247,196)

Net Assets — 100.0%		$140,591,224

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$107,105,221

Gross unrealized appreciation	$47,311,827
Gross unrealized depreciation	(13,536,864)

Net unrealized appreciation	$33,774,963

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/			Shares/
	Beneficial			Beneficial
	Interest			Interest
	Held at			Held at	Value at
	December 31,	Shares	Shares	June 30,	June 30,	Realized
Affiliate	2009	Purchased	Sold	2010	2010	Loss	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	713,028	—	378,264 [1]	334,404	$334,404	—	$1,014
BlackRock Liquidity Series, LLC Money Market Series	$206,975	$495,550 [2]	—	$702,525	$702,525	—	$2,009
The PNC Financial Services Group, Inc.	7,448	1,038	605	7,881	$445,276	$(10,476)	$1,530

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

(d)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

(g)	In order to track the performance of its benchmark index, the Fund sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

  • Financial futures contracts purchased as of June 30, 2010 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Depreciation

10	S&P 500 E-MINI	September 2010	$536,929	$(23,629)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Schedule of Investments (concluded)

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$139,843,255	—	—	$139,843,255
Short-Term Securities	334,404	$702,525	—	1,036,929
Liabilities:
Investments in Securities:
Short Positions	(41,764)	—	—	(41,764)

Total	$140,135,895	$702,525	—	$140,838,420

[1]	See above Schedule of Investments for values in each industry.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Equity contracts	$(23,629)	—	—	$(23,629)

[2]	Derivative financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $674,496) (cost—$98,008,428)	$139,397,979
Investments at value—affiliated (cost—$1,381,935)	1,482,205
Cash	71,419
Capital shares sold receivable	361,020
Investments sold receivable	41,757
Dividends receivable	191,707
Prepaid expenses	43,706
Securities lending income receivable—affiliated	558

Total assets	141,590,351

Liabilities:
Collateral on securities loaned, at value	702,525
Short positions at value (proceeds—$41,757)	41,764
Capital shares redeemed payable	100,302
Investments purchased payable	71,419
Margin variation payable	3,866
Investment advisory fees payable	36,630
Other accrued expenses payable	40,422
Other affiliates payable	1,574
Distribution fees payable	104
Officer’s and Directors’ fees payable	521

Total liabilities	999,127

Net Assets	$140,591,224

Net Assets Consist of:
Paid-in capital	$102,295,891
Undistributed net investment income	1,193,815
Accumulated net realized loss	(4,364,667)
Net unrealized appreciation/depreciation	41,466,185

Net Assets	$140,591,224

Net Asset Value
Class I—Based on net assets of $140,224,251 and 11,364,837 shares outstanding, 100 million shares authorized, $0.10 par value	$12.34

Class II—Based on net assets of $366,973 and 29,971 shares outstanding, 100 million shares authorized, $0.10 par value	$12.24

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends—unaffiliated	$1,520,704
Dividends—affiliated	2,544
Securities lending—affiliated	2,009

Total income	1,525,257

Expenses:
Investment advisory	236,713
Accounting services	26,096
Professional	24,118
Printing	10,966
Officer and Directors	11,261
Registration	10,605
Custodian	8,378
Transfer agent—Class I	2,614
Transfer agent—Class II	37
Distribution—Class II	1,624
Miscellaneous	7,514

Total expenses	339,926
Less fees waived by advisor	(627)

Total expenses after fees waived	339,299

Net investment income	1,185,958

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments—unaffiliated	2,652,569
Investments—affiliated	(10,476)
Financial futures contracts	156,828

2,798,921

Net change in unrealized appreciation/depreciation on:
Investments	(14,148,025)
Short positions	(7)
Financial futures contracts	(32,400)

(14,180,432)

Total realized and unrealized loss	(11,381,511)

Net Decrease in Net Assets Resulting from Operations	$(10,195,553)

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$1,185,958	$2,767,866
Net realized gain	2,798,921	933,884
Net change in unrealized appreciation/depreciation	(14,180,432)	30,582,191

Net increase (decrease) in net assets resulting from operations	(10,195,553)	34,283,941

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	—	(2,800,063)
Class II	—	(39,326)
Net realized gain:
Class I	—	(1,053,974)
Class II	—	(16,176)

Decrease in net assets resulting from dividends and distributions to shareholders	—	(3,909,539)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(10,656,343)	(14,957,256)

Net Assets:
Total increase (decrease) in net assets	(20,851,896)	15,417,146
Beginning of period	161,443,120	146,025,974

End of period	$140,591,224	$161,443,120

Undistributed net investment income	$1,193,815	$7,857

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$13.24		$10.75	$18.60	$17.97	$15.81	$15.35

Net investment income[1]	0.10		0.24	0.30	0.31	0.26	0.24
Net realized and unrealized gain (loss)	(1.00)		2.58	(7.23)	0.66	2.19	0.45

Net increase (decrease) from investment operations	(0.90)		2.82	(6.93)	0.97	2.45	0.69

Dividends and distributions from:
Net investment income	—		(0.24)	(0.33)	(0.34)	(0.29)	(0.23)
Net realized gain	—		(0.09)	(0.59)	—	—	—

Total dividends and distributions	—		(0.33)	(0.92)	(0.34)	(0.29)	(0.23)

Net asset value, end of period	$12.34		$13.24	$10.75	$18.60	$17.97	$15.81

Total Investment Return:[2]
Based on net asset value	(6.80)%	[3]	26.19%	(37.22)%	5.38%	15.49%	4.49%

Ratios to Average Net Assets:
Total expenses	0.43%	[4]	0.43%	0.43%	0.39%	0.40%	0.39%

Total expenses after fees waived	0.43%	[4]	0.43%	0.43%	0.39%	0.40%	0.39%

Net investment income	1.51%	[4]	1.92%	1.88%	1.66%	1.58%	1.52%

Supplemental Data:
Net assets, end of period (000)	$140,224		$159,036	$143,897	$282,113	$341,200	$341,855

Portfolio turnover	3%		5%	4%	10%	4%	10%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights (concluded)

	Class II
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$13.12		$10.66	$18.46	$17.97	$15.80	$15.34

Net investment income[1]	0.09		0.21	0.27	0.28	0.26	0.24
Net realized and unrealized gain (loss)	(0.97)		2.56	(7.17)	0.54	2.20	0.45

Net increase (decrease) from investment operations	(0.88)		2.77	(6.90)	0.82	2.46	0.69

Dividends and distributions from:
Net investment income	—		(0.22)	(0.33)	(0.33)	(0.29)	(0.23)
Net realized gain	—		(0.09)	(0.59)	—	—	—

Total dividends and distributions	—		(0.31)	(0.90)	(0.33)	(0.29)	(0.23)

Net asset value, end of period	$12.24		$13.12	$10.66	$18.46	$17.97	$15.80

Total Investment Return:[2]
Based on net asset value	(6.71)%	[3]	25.96%	(37.33)%	4.55%	15.56%	4.50%

Ratios to Average Net Assets:
Total expenses	0.58%	[4]	0.58%	0.58%	0.54%	0.39%	0.39%

Total expenses after fees waived	0.58%	[4]	0.58%	0.58%	0.54%	0.39%	0.39%

Net investment income	1.34%	[4]	1.76%	1.79%	1.42%	1.59%	1.53%

Supplemental Data:
Net assets, end of period (000)	$367		$2,407	$2,129	$1,698	$1	$1

Portfolio turnover	3%		5%	4%	10%	4%	10%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock S&P 500 Index V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange. Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults by the exchange on which they trade.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

Derivative Instruments Categorized by Risk Exposure:

Fair Value of Derivative Instruments as of
June 30, 2010
	Liability Derivatives

	Statement of Assets and
	Liabilities Location	Value

Equity contracts	Net unrealized appreciation/depreciation*	$23,629

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the
Statement of Operations
Six Months Ended June 30, 2010
Net Realized Gain from

Financial Futures Contracts

Equity contracts	$156,828

Net Change in Unrealized
Appreciation/Depreciation on

Financial Futures Contracts

Equity contracts	$(32,400)

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:

Average number of contracts purchased	26

Average notional value of contracts purchased	$1,440,501

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s average daily net assets:

Portion of average daily value of net assets	Rate

Not exceeding $500 million	0.300%

In excess of $500 million, but not exceeding $1 billion	0.275%

In excess of $1 billion	0.250%

The management fee reductions for assets exceeding $500 million are voluntary and may be terminated by the Manager without notice at any time.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $2,956 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% based upon the average daily net assets attributable to Class II.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

The Company received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned, at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2010, BIM received $478 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2010, were $4,235,235 and $14,160,445, respectively.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

6.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	406,489	$5,432,065

Shares redeemed	(1,055,686)	(14,181,661)

Net decrease	(649,197)	$(8,749,596)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	987,845	$11,820,019

Shares issued to shareholders in reinvestment of dividends and distributions	290,649	3,854,037

Total issued	1,278,494	15,674,056

Shares redeemed	(2,653,784)	(30,417,122)

Net decrease	(1,375,290)	$(14,743,066)

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

Class II Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	6,229	$84,620

Shares redeemed	(159,735)	(1,991,367)

Net decrease	(153,506)	$(1,906,747)

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	27,397	$263,055

Shares issued to shareholders in reinvestment of dividends and distributions	4,228	55,502

Total issued	31,625	318,557

Shares redeemed	(47,933)	(532,747)

Net decrease	(16,308)	$(214,190)

8.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend and capital gain distributions on July 23, 2010 to shareholders of record on July 21, 2010 as follows:

Income Dividend
Per Share

Class I	$0.000694

Class II	$0.000439

Short-Term Capital Gain
Distribution Per Share

Class I	$0.013998

Class II	$0.013998

Long-Term Capital Gain
Distribution Per Share

Class I	$0.036159

Class II	$0.036159

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Total Return V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2010, the Fund outperformed its benchmark, the Barclays Capital US Aggregate Bond Index.

What factors influenced performance?

•	The Fund’s strong relative performance for the period is attributed to its allocation to non-agency mortgages (which are not represented in the benchmark index), as well as overweight exposures to commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and investment-grade agency mortgage-backed securities (MBS). We also actively adjusted the Fund’s yield curve positioning throughout the period, and this benefited performance.

•	Conversely, the Fund’s duration positioning detracted modestly from relative performance during the period.

Describe recent portfolio activity.

•	During the course of the period, we made some asset allocation shifts within the portfolio. Most notably, we trimmed exposure to higher-risk, non-government assets and increased exposure to government-owned and government-related assets.

•	As relative value opportunities presented themselves, we became very active in our sector reallocations. When the period began, the Fund was overweight in non-government sectors, such as non-agency MBS, CMBS, ABS and corporate credit, both investment-grade and high-yield. At this time, the market was rewarding risk, as the economy weakly rebounded amid a continued low federal funds rate and quantitative easing.

•	Midway through the period, it started to appear that risk assets were becoming fairly valued and, in some cases, overvalued (e.g., credit). In light of this, coupled with our concerns that a flight to quality could be prompted by an economic slowdown or an exogenous event, we began reducing risk in the Fund. This involved trimming holdings of credit, CMBS and, to a lesser extent, non-agency MBS. Much of the proceeds from these sales were invested in government-related sectors, such as US Treasuries, agency MBS, FDIC-guaranteed debt and agency debentures.

•	These relative value-based sector reallocations were rewarded when the Greek funding crisis boiled over and eventually spread to the Eurozone. The resulting flight to quality pushed spreads on risk assets wider and caused a rally in government and related sectors. As the period ended, it appeared to us that much of the flight-to-quality trade had run its course, causing us to evaluate the merits of prudently reintroducing risk to the Fund.

Describe Fund positioning at period end.

•	While the Fund had reduced its exposure to risk assets, at period end it remained underweight in government-related sectors in favor of non-government spread sectors. Within government sectors, the Fund is slightly overweight in FDIC-guaranteed debt, while underweight in Treasuries and agency MBS. Within the non-government sectors, the Fund is overweight in high-quality CMBS, ABS and investment-grade corporate debt. The Fund also holds allocations outside of the benchmark index to non-agency MBS, high yield corporates and non-US government bonds. At the end of the period, the Fund’s duration was slightly short relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Total Return Based on a $10,000 Investment

	BlackRock Total	BlackRock Total
	Return V.I.	Return V.I.	Barclays Capital
	Fund(2)--Class I	Fund(2)--Class III	US Aggregate
	Shares(1)	Shares(1)(5)	Bond Index(3)
6/00	10000	10000	10000
6/01	11094	11066	11123
6/02	11889	11830	12082
6/03	13119	13022	13339
6/04	13210	13079	13382
6/05	14092	13918	14292
6/06	13954	13747	14177
6/07	14662	14409	15044
6/08	15046	14749	16116
6/09	14305	13988	17091
6/10	16860	16445	18714

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests at least 80%, and typically 90% or more, of its net assets in fixed income securities.

[3]	This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
Performance Summary as of June 30, 2010

	Standardized	6-Month	Average Annual Total Returns
	30-Day Yield	Total Returns	1 Year		5 Years		10 Years

Class I Shares[4]	4.75%	7.08%	17.86%		3.65%		5.36%

Class III Shares[4]	—	6.95 [5]	17.57	[5]	3.39	[5]	5.10	[5]

Barclays Capital US Aggregate Bond Index	—	5.33	9.50		5.54		6.47

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The returns for Class III Shares, which have not recommenced as of June 30, 2010, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Fund Information as of June 30, 2010

Percent of
Portfolio Composition	Long-Term Investments

U.S. Government Sponsored Agency Securities	53%
Corporate Bonds	18
Non-Agency Mortgage-Backed Securities	11
U.S. Treasury Obligations	9
Asset-Backed Securities	5
Foreign Agency Obligations	2
Taxable Municipal Bonds	1
Preferred Securities	1

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through borrowings or issuance of short-term debt or through other techniques, including entering into reverse repurchase agreements and dollar rolls. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased returns to the Fund, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce investment returns.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including swaps, options, financial futures contracts, and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate and/or other risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

Each of the tables provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

Each of the tables also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other fund’s shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Including Interest Expense
	Actual			Hypothetical[2]
	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	January 1, 2010	June 30, 2010	Period[1]	January 1, 2010	June 30, 2010	Period[1]	Ratio

Class I	$1,000	$1,070.80	$4.06	$1,000	$1,020.88	$3.96	0.79%

Excluding Interest Expense
	Actual			Hypothetical[2]
	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	January 1, 2010	June 30, 2010	Period[1]	January 1, 2010	June 30, 2010	Period[1]	Ratio

Class I	$1,000	$1,070.80	$3.23	$1,000	$1,021.68	$3.16	0.63%

[1]	Expenses are equal to the expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)		Value

321 Henderson Receivables I LLC, Series 2010-1A, Class A, 5.56%, 7/15/59	USD	726	$731,516
ACE Securities Corp. (a):
Series 2003-OP1, Class A2, 0.71%, 12/25/33		122	100,952
Series 2005-ASP1, Class M1, 1.03%, 9/25/35		2,000	468,246
Bear Stearns Asset-Backed Securities Trust (a):
Series 2005-4, Class A, 0.68%, 1/25/36		121	118,817
Series 2005-HE10, Class A2, 0.64%, 11/25/35		5	4,576
Series 2005-SD1, Class 1A2, 0.65%, 7/25/27		358	348,384
Series 2006-HE8, Class 1A1, 0.42%, 10/25/36		131	128,438
Chase Issuance Trust, Series 2009-A7, Class A7, 0.80%, 9/17/12 (a)		2,045	2,046,357
Countrywide Asset-Backed Certificates (a):
Series 2003-BC3, Class A2, 0.66%, 9/25/33		172	137,244
Series 2004-5, Class A, 0.80%, 10/25/34		272	217,598
Series 2004-13, Class AF4, 4.58%, 1/25/33		1,145	1,124,895
Series 2007-1, Class 2A1, 0.40%, 7/25/37		1,058	1,027,746
IXIS Real Estate Capital Trust, Series 2007-HE1, Class A1, 0.41%, 5/25/37 (a)		723	242,987
Lehman XS Trust, Series 2005-5N, Class 3A2, 0.71%, 11/25/35 (a)		778	251,865
Morgan Stanley ABS Capital I (a):
Series 2005-HE1, Class A2MZ, 0.64%, 12/25/34		155	139,977
Series 2007-NC1, Class A2A, 0.40%, 11/25/36		76	75,100
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.61%, 6/25/35 (a)		487	455,630
Option One Mortgage Loan Trust, Series 2003-4, Class A2, 0.99%, 7/25/33 (a)		435	330,621
RAAC, Series 2005-SP2, Class 2A, 0.65%, 6/25/44 (a)		1,484	794,267
Residential Asset Securities Corp., Series 2003-KS5, Class AIIB, 0.64%, 7/25/33 (a)		182	107,324
SLM Student Loan Trust (a):
Series 2002-1, Class A2, 0.43%, 4/25/17		799	796,304
Series 2005-4, Class A2, 0.40%, 4/26/21		529	527,380
Series 2008-5, Class A2, 1.42%, 10/25/16		2,770	2,811,600
Series 2008-5, Class A3, 1.62%, 1/25/18		700	721,562
Series 2008-5, Class A4, 2.02%, 7/25/23	USD	1,890	1,985,220
Series 2010-C, Class A1, 1.00%, 12/15/17 (b)(c)		580	580,000
Santander Drive Auto Receivables Trust (b):
Series 2010-A-A2, 1.39%, 8/15/13		470	468,120
Series 2010-A-A3, 1.83%, 11/17/14		370	370,703
Series 2010-A-A4, 2.39%, 6/15/17		190	190,703
Structured Asset Securities Corp., Series 2004-23XS, Class 2A1, 0.65%, 1/25/35 (a)		497	297,916
USAA Auto Owner Trust, Series 2006-4, Class A4, 4.98%, 10/15/12		1,816	1,836,045

Total Asset-Backed Securities — 9.7%			19,438,093

Corporate Bonds

Aerospace & Defense — 0.0%
L-3 Communications Corp., 5.88%, 1/15/15		70	69,125

Air Freight & Logistics — 0.0%
United Parcel Service, Inc., 6.20%, 1/15/38		40	48,087

Airlines — 0.5%
American Airlines, Inc., Series 2003-1, 3.86%, 1/09/12		337	335,702
Continental Airlines, Inc., Series 2002-1, 6.56%, 8/15/13		600	594,000

			929,702

Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12		2,125	2,181,414

Capital Markets — 2.8%
CDP Financial, Inc., 3.00%, 11/25/14 (b)		1,165	1,175,734
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		600	632,465
5.38%, 3/15/20		700	691,681
6.00%, 6/15/20		270	278,406
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (d)(e)		1,025	513
Morgan Stanley:
2.93%, 5/14/13 (a)		1,320	1,324,722
4.20%, 11/20/14		240	236,985
6.25%, 8/28/17		115	116,913
5.63%, 9/23/19		230	222,505
Series F, 5.55%, 4/27/17		905	897,646

			5,577,570

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

EUR	Euro	LIBOR	London InterBank Offered Rate
GBP	British Pound	RB	Revenue Bonds
GO	General Obligation Bonds	USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Chemicals — 0.4%
CF Industries, Inc., 7.13%, 5/01/20	USD	490	$502,250
NOVA Chemicals Corp.:
6.50%, 1/15/12		80	80,000
3.65%, 11/15/13 (a)		175	160,562

			742,812

Commercial Banks — 2.6%
Corporacion Andina de Fomento, 6.88%, 3/15/12		810	874,891
Dexia Credit Local SA, 2.00%, 3/05/13 (b)		615	614,660
Eksportfinans ASA:
1.88%, 4/02/13		1,620	1,633,268
3.00%, 11/17/14		890	916,534
5.50%, 5/25/16		700	795,578
HSBC Bank Plc, 3.50%, 6/28/15 (b)		440	444,233

			5,279,164

Computers & Peripherals — 0.2%
Seagate Technology International, 10.00%, 5/01/14 (b)		380	433,200

Consumer Finance — 0.3%
SLM Corp., 5.40%, 10/25/11		625	621,301

Containers & Packaging — 0.5%
Ball Corp.:
7.13%, 9/01/16		175	183,094
7.38%, 9/01/19		175	182,000
Crown Americas LLC, 7.63%, 5/15/17 (b)		109	112,815
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16		490	510,825

			988,734

Diversified Financial Services — 2.7%
Bank of America Corp., 5.63%, 7/01/20		730	735,798
Citigroup, Inc., 6.00%, 12/13/13		730	765,852
FCE Bank Plc:
7.88%, 2/15/11	GBP	300	451,591
7.13%, 1/15/13	EUR	100	122,897
GMAC, Inc., 8.00%, 3/15/20 (b)	USD	460	449,650
General Electric Capital Corp., 6.15%, 8/07/37		440	446,386
JPMorgan Chase & Co., 0.90%, 2/26/13 (a)		330	329,989
JPMorgan Chase Bank NA:
6.00%, 7/05/17		805	871,460
Series BKNT, 6.00%, 10/01/17		745	811,277
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		475	464,312

			5,449,212

Diversified Telecommunication Services — 2.4%
AT&T, Inc., 6.50%, 9/01/37		1,350	1,497,351
New Communications Holdings, Inc., 8.25%, 4/15/17 (b)		400	401,500
Qwest Communications International, Inc.:
7.50%, 2/15/14		100	100,250
Series B, 7.50%, 2/15/14		40	40,100
Qwest Corp., 8.88%, 3/15/12		75	80,437
Telefonica Emisiones SAU, 4.95%, 1/15/15	USD	700	733,290
Verizon Communications, Inc., 8.75%, 11/01/18		1,450	1,884,961

			4,737,889

Electric Utilities — 0.5%
Florida Power & Light Co., 5.95%, 2/01/38		375	428,344
Florida Power Corp., 6.40%, 6/15/38		225	268,910
Southern California Edison Co., Series 08-A, 5.95%, 2/01/38		225	259,985

			957,239

Food Products — 0.8%
Kraft Foods, Inc.:
6.50%, 8/11/17		735	853,716
5.38%, 2/10/20		495	530,418
6.50%, 2/09/40		125	139,791

			1,523,925

Health Care Equipment & Supplies — 0.2%
CareFusion Corp., 6.38%, 8/01/19		325	371,257
Covidien International Finance SA, 2.80%, 6/15/15		130	131,288

			502,545

Health Care Providers & Services — 0.7%
HCA, Inc.:
8.50%, 4/15/19		480	508,800
7.25%, 9/15/20		495	497,475
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		150	158,625
8.88%, 7/01/19		320	339,200

			1,504,100

Household Durables — 0.5%
Centex Corp., 5.13%, 10/01/13		764	765,910
Pulte Homes, Inc., 5.20%, 2/15/15		215	202,100

			968,010

IT Services — 0.4%
Sabre Holdings Corp., 8.35%, 3/15/16		810	773,550

Insurance — 2.1%
Hartford Life Global Funding Trusts, 0.72%, 6/16/14 (a)		1,275	1,199,060
Lincoln National Corp., 7.00%, 6/15/40		180	189,584
Metropolitan Life Global Funding I (b):
2.50%, 1/11/13		1,515	1,532,178
5.13%, 4/10/13		875	946,375
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (b)		295	343,600

			4,210,797

Machinery — 0.1%
Navistar International Corp., 3.00%, 10/15/14 (f)		120	140,700

Media — 3.9%
Clear Channel Worldwide Holdings, Inc. (b):
Series A, 9.25%, 12/15/17		117	116,415
Series B, 9.25%, 12/15/17		468	470,340
Comcast Corp.:
6.45%, 3/15/37		630	681,219
6.95%, 8/15/37		90	102,377
6.40%, 3/01/40		125	134,540

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Media (concluded)

Cox Communications, Inc., 8.38%, 3/01/39 (b)	USD	475	$645,683
DISH DBS Corp., 7.75%, 5/31/15		510	525,300
Discovery Communications LLC, 3.70%, 6/01/15		270	276,816
NBC Universal, Inc., 5.15%, 4/30/20 (b)		390	406,765
News America Holdings, Inc., 9.25%, 2/01/13		330	388,575
News America, Inc.:
6.40%, 12/15/35		390	424,452
6.75%, 1/09/38		555	609,552
Rainbow National Services LLC, 10.38%, 9/01/14 (b)		490	510,213
Time Warner Cable, Inc., 5.85%, 5/01/17		340	373,303
Time Warner Cos., Inc., 9.13%, 1/15/13		1,790	2,083,297

			7,748,847

Metals & Mining — 0.3%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		150	152,289
Teck Resources Ltd., 10.75%, 5/15/19		465	569,765

			722,054

Multiline Retail — 0.2%
Dollar General Corp., 11.88%, 7/15/17 (g)		415	472,062

Oil, Gas & Consumable Fuels — 3.6%
BP Capital Markets Plc, 3.13%, 3/10/12		915	845,938
Canadian Natural Resources, Ltd., 6.50%, 2/15/37		360	402,155
Cenovus Energy, Inc., 6.75%, 11/15/39		335	384,616
ConocoPhillips, 4.60%, 1/15/15		810	884,884
Consol Energy, Inc. (b):
8.00%, 4/01/17		289	298,392
8.25%, 4/01/20		186	193,905
Enterprise Products Operating LLC, 6.13%, 10/15/39		275	274,411
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20		290	299,928
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		550	588,996
Nexen, Inc., 6.40%, 5/15/37		450	469,267
Petrobras International Finance Co.:
5.88%, 3/01/18		45	46,313
5.75%, 1/20/20		1,055	1,062,436
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (b)		390	376,921
Shell International Finance BV, 4.00%, 3/21/14		470	497,116
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		135	142,676
Valero Energy Corp., 6.63%, 6/15/37		450	438,140

			7,206,094

Paper & Forest Products — 0.3%
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		364	388,115
International Paper Co., 7.30%, 11/15/39		205	226,060

			614,175

Pharmaceuticals — 0.4%
Eli Lilly & Co., 3.55%, 3/06/12		435	453,616
Teva Pharmaceutical Finance LLC, 3.00%, 6/15/15	USD	270	275,290

			728,906

Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		530	560,575

Thrifts & Mortgage Finance — 0.4%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (b)		790	816,194

Tobacco — 0.3%
Philip Morris International, Inc., 4.50%, 3/26/20		630	639,889

Wireless Telecommunication Services — 2.6%
CellCo.Partnership:
3.75%, 5/20/11		2,030	2,079,185
8.50%, 11/15/18		400	520,056
Cricket Communications, Inc., 7.75%, 5/15/16		408	416,160
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		845	927,433
Vodafone Group Plc, 4.15%, 6/10/14		1,200	1,259,155

			5,201,989

Total Corporate Bonds — 31.1%			62,349,861

Foreign Agency Obligations

Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	90	55,212
Inter-American Development Bank, 2.25%, 7/15/15	USD	1,710	1,719,579
Japan Finance Corp., 2.00%, 6/24/11		585	590,073
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13		75	80,598
Series E, 5.25%, 7/02/12		260	280,682
Series E, 4.38%, 1/15/13		170	182,791
Series E, 4.00%, 2/02/15		150	161,387
Mexico Government International Bond, 6.38%, 1/16/13		596	653,514
Province of Ontario Canada:
4.10%, 6/16/14		785	844,188
Series 1, 1.88%, 11/19/12		705	713,234
Russian Foreign Bond Eurobond, 7.50%, 3/31/30		773	871,177
United Mexican States, Series A, 5.13%, 1/15/20		150	156,000

Total Foreign Agency Obligations — 3.2%			6,308,435

Non-Agency Mortgage Backed Securities

Collateralized Mortgage Obligations — 7.6%
Arkle Master Issuer PLC, Series 2010-1A, Class 2A, 1.53%, 5/17/60 (a)(b)		810	799,875
Countrywide Alternative Loan Trust, Series 2006-OC10, Class 2A1, 0.44%, 11/25/36 (a)		130	127,659
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.55%, 4/25/46 (a)		356	190,280

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Non-Agency Mortgage Backed Securities	(000)		Value

Collateralized Mortgage Obligations (concluded)

Series 2006-0A5, Class 3A1, 0.55%, 4/25/46 (a)	USD	629	$358,637
Series 2007-J3, Class A10, 6.00%, 7/25/37		1,555	1,211,546
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1, 6.00%, 10/25/21		344	267,535
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.50%, 8/25/35 (a)		364	343,960
Impac Secured Assets CMN Owner Trust, Series 2004-3 (a):
Class 1A4, 0.75%, 11/25/34		286	250,609
Class M1, 0.95%, 11/25/34		2,200	632,111
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		150	136,248
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		151	142,464
Residential Accredit Loans, Inc., Series 2006-Q02, Class A1, 0.57%, 2/25/46 (a)		481	187,324
Station Place Securitization Trust, Series 2009-1, Class A, 1.85%, 1/25/40 (a)(b)		945	945,000
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 2A1, 5.61%, 4/25/37 (a)		2,353	1,747,476
Structured Asset Securities Corp., Series 2005-GEL2, Class A, 0.63%, 4/25/35 (a)		184	163,160
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.47%, 10/25/46 (a)		1,067	1,040,856
WaMu Mortgage Pass-Through Certificates, Series 2007-0A4, Class 1A, 1.21%, 5/25/47 (a)		402	234,610
Wells Fargo Mortgage-Backed Securities Trust (a):
Series 2005-AR15, Class 2A1, 5.08%, 9/25/35		26	24,216
Series 2006-AR2, Class 2A5, 4.90%, 3/25/36		1,825	1,533,691
Series 2006-AR3, Class A4, 5.60%, 3/25/36		2,283	1,969,272
Series 2006-AR4, Class 2A4, 5.71%, 4/25/36		400	337,724
Series 2006-AR12, Class 2A1, 6.00%, 9/25/36		518	473,750
Series 2006-AR15, Class A1, 5.49%, 10/25/36		2,531	2,153,133

			15,271,136

Commercial Mortgage-Backed Securities — 12.7%
Bank of America Commercial Mortgage, Inc., Series 2003-2, Class A3, 4.87%, 3/11/41 (a)		2,800	2,949,723
Bear Stearns Commercial Mortgage Securities:
Series 1998-C1, Class A2, 6.44%, 6/16/30		13	12,886
Series 2007-PW18, Class A4, 5.70%, 6/11/50		450	455,120
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A1, 4.11%, 12/15/35		702	717,586
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49		230	234,410
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3, 5.09%, 7/10/37 (a)	USD	815	834,431
First Union National Bank Commercial Mortgage:
Series 1999-C4, Class E, 8.01%, 12/15/31 (a)(b)		1,854	1,853,469
Series 2001-C2, Class B, 6.82%, 1/12/43		3,275	3,340,296
Greenwich Capital Commercial Funding Corp., Series 2004-GG1:
Class A4, 4.76%, 6/10/36		3,058	3,086,971
Class A5, 4.88%, 6/10/36		2,720	2,778,747
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB2, Class A3, 6.43%, 4/15/35		2,691	2,774,848
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.10%, 4/16/17 (a)(b)		860	901,522
Wachovia Bank Commercial Mortgage Trust (a):
Series 2005-C20, Class A6A, 5.11%, 7/15/42		2,480	2,575,636
Series 2005-C21, Class A3, 5.38%, 10/15/44		775	778,980
Series 2006-C26, Class A3, 6.01%, 6/15/45		1,970	2,096,299

			25,390,924

Total Non-Agency Mortgage-Backed Securities — 20.3%			40,662,060

Preferred Securities

Capital Trusts

Capital Markets — 0.1%
Goldman Sachs Capital II, 5.79% (a)(h)		115	86,825
Lehman Brothers Holdings Capital Trust VII, 5.86% (a)(d)(e)(h)		185	19

			86,844

Diversified Financial Services — 0.4%
JPMorgan Chase & Co., 7.90% (a)(h)		855	881,274

Insurance — 1.4%
Chubb Corp., 6.38%, 3/29/67 (a)		675	648,000
Lincoln National Corp., 7.00%, 5/17/66 (a)		470	391,275
MetLife, Inc., 6.40%, 12/15/66		495	435,600
Progressive Corp., 6.70%, 6/15/67 (a)		650	607,750
Reinsurance Group of America, 6.75%, 12/15/65 (a)		345	285,795
The Travelers Cos., Inc., 6.25%, 3/15/67 (a)		430	403,499
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(b)		133	119,035

			2,890,954

Total Preferred Securities — 1.9%			3,859,072

Taxable Municipal Bonds

The Board of Trustees of The Leland Stanford Junior University, 4.25%, 5/01/16		300	326,067

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Taxable Municipal Bonds	(000)		Value

Chicago Metropolitan Water Reclamation District-Greater Chicago Illinois, GO, Build America Bonds, 5.72%, 12/01/38	USD	315	$343,123
City of Chicago Illinois, RB, Build America Bonds, 6.40%, 1/01/40		150	162,539
Dallas Area Rapid Transit, RB, Build America Bonds, 6.00%, 12/01/44		170	191,947
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		430	531,871
New York State Dormitory Authority, RB, Build America Bonds, 5.63%, 3/15/39		350	360,626
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		255	280,979
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		640	673,357
Build America Bonds, 7.35%, 11/01/39		300	315,675
Build America Bonds, Various Purpose, 7.50%, 4/01/34		200	213,400
Various Purpose, Series 3, 5.45%, 4/01/15		1,575	1,667,957

Total Taxable Municipal Bonds — 2.5%			5,067,541

U.S. Government Sponsored Agency Securities

Agency Obligations — 5.7%
Fannie Mae, 2.63%, 11/20/14 (i)		1,245	1,286,724
Federal Home Loan Bank of Chicago, 5.63%, 6/13/16 (i)		1,285	1,380,009
Federal Home Loan Banks, 5.38%, 5/15/19 (i)		2,940	3,389,676
Freddie Mac:
1.13%, 12/15/11 (i)		3,340	3,366,373
1.75%, 6/15/12		800	815,700
Tennessee Valley Authority, 5.25%, 9/15/39		1,060	1,171,820

			11,410,302

Collateralized Mortgage Obligations — 1.8%
Fannie Mae Mortgage-Backed Securities, 4.83%, 8/01/38 (a)		1,286	1,364,910
Freddie Mac Mortgage-Backed Securities:
5.02%, 4/01/38 (a)		1,051	1,121,175
Series 3068, Class VA, 5.50%, 10/15/16		983	1,029,654

			3,515,739

Federal Deposit Insurance Corporation Guaranteed — 2.2%
Citigroup Funding, Inc. (i):
2.13%, 7/12/12		940	964,368
1.88%, 10/22/12		1,800	1,837,838
General Electric Capital Corp.:
2.00%, 9/28/12 (i)		1,100	1,126,263
2.13%, 12/21/12		445	457,499

			4,385,968

Interest Only Collateralized Mortgage Obligations — 1.3%
Ginnie Mae Mortgage-Backed Securities (a):
Series 2006-69, Class SA, 6.46%, 12/20/36		593	68,869
Series 2007-9, Class BI, 6.35%, 3/20/37	USD	1,486	170,992
Series 2007-27, Class S, 6.16%, 5/20/37		1,085	108,422
Series 2007-36, Class SA, 6.13%, 6/20/37		756	85,501
Series 2009-16, Class SL, 7.10%, 1/20/37		1,773	239,084
Series 2009-33, Class SK, 6.14%, 5/20/39		3,172	316,710
Series 2009-47, Class KS, 5.82%, 6/16/39		4,122	411,893
Series 2009-61, Class ES, 6.51%, 3/20/39		3,632	362,672
Series 2009-106, Class CM, 6.26%, 1/16/34		3,667	439,544
Series 2009-106, Class SL, 5.76%, 4/20/36		2,329	255,979
Series 2009-110, Class CS, 6.04%, 11/16/39		1,553	170,139

			2,629,805

Mortgage-Backed Securities — 85.4%
Fannie Mae Mortgage-Backed Securities (j):
4.00%, 4/01/25-8/15/40		8,163	8,361,356
4.50%, 5/15/40-7/15/40		30,600	31,727,440
5.00%, 8/15/25-8/15/40 (k)		30,182	31,980,840
5.50%, 7/15/25-7/15/40		32,485	34,920,798
6.00%, 2/01/17-7/15/40		33,941	36,880,218
6.50%, 8/15/40		2,800	3,058,563
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/25-6/01/25		9,440	9,816,653
4.50%, 4/01/40-7/15/40 (j)		6,680	6,926,051
5.50%, 10/01/34-7/15/40 (j)		3,628	3,894,915
Ginnie Mae Mortgage-Backed Securities (j):
5.00%, 8/15/40		2,100	2,225,333
6.50%, 7/15/40		1,100	1,206,734

			170,998,901

Total U.S. Government Sponsored Agency Securities — 96.4%			192,940,715

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.75%, 8/15/20		750	1,124,414
8.13%, 8/15/21		630	921,572
8.00%, 11/15/21 (i)		850	1,236,219
U.S. Treasury Notes:
0.88%, 2/29/12 (i)		15,090	15,170,731
1.00%, 4/30/12 (i)		875	881,562
1.88%, 6/30/15 (i)		2,420	2,429,264
3.50%, 5/15/20 (i)		1,490	1,559,374
8.75%, 5/15/20 (i)		1,280	1,913,000
8.13%, 5/15/21 (i)(l)		2,035	2,967,284
4.25%, 5/15/39		990	1,046,771
4.25%, 5/15/40 (i)		2,300	2,486,875

Total U.S. Treasury Obligations — 15.8%			31,737,066

Total Long-Term Investments (Cost — $363,246,311) — 180.9%			362,362,843

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts			Value

Exchange-Traded Put Options — 0.0%
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 97.25, expires 9/01/10		78		$487

Over-the-Counter Call Swaptions — 1.7%
Receive a fixed rate of 1.15% and pay a floating rate based on 3-month LIBOR, expiring 9/03/10, Broker Deutsche Bank AG		17(m	)	60,524
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, expiring 5/01/11, Broker Credit Suisse International, expiring May 2011 at USD 3.65		5(m	)	254,987
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, expiring 5/19/11, Broker JPMorgan Chase Bank NA		6(m	)	364,836
Receive a fixed rate of 4.21% and pay a floating rate based on 3-month LIBOR, expiring 4/22/13, Broker JPMorgan Chase Bank NA		3(m	)	87,442
Receive a fixed rate of 4.22% and pay a floating rate based on 3-month LIBOR, expiring 4/29/11, Broker Credit Suisse International		8(m	)	713,924
Receive a fixed rate of 4.39% and pay a floating rate based on 3-month LIBOR, expiring 5/08/12, Broker Citibank NA		1(m	)	109,208
Receive a fixed rate of 5.71% and pay a floating rate based on 3-month LIBOR, expiring 5/19/12, Broker Deutsche Bank AG		10(m	)	1,725,340

				3,316,261

Over-the-Counter Put Swaptions — 0.2%
Pay a fixed rate of 1.92% and receive a floating rate based on 3-month LIBOR, expiring 9/02/10, Broker Morgan Stanley Capital Services, Inc.		17(m	)	216
Pay a fixed rate of 1.95% and receive a floating rate based on 3-month LIBOR, expiring 9/18/10, Broker Citibank NA		17(m	)	21,248
Pay a fixed rate of 4.22% and receive a floating rate based on 3-month LIBOR, expiring 4/29/11, Broker Credit Suisse International		8(m	)	84,933
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, expiring 5/05/11, Broker Credit Suisse International		5(m	)	72,316
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, expiring 5/19/11, Broker JPMorgan Chase Bank NA		6(m	)	112,014
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month LIBOR, expiring 5/08/12, Broker Citibank NA		1(m	)	36,392
Pay a fixed rate of 5.71% and receive a floating rate based on 3-month LIBOR, expiring 5/19/12, Broker Deutsche Bank AG		10(m	)	92,870
Pay a fixed rate of 4.21% and receive a floating rate based on 3-month LIBOR, expiring 4/22/13, Broker JPMorgan Chase Bank NA		3		22,565

				442,554

Total Options Purchased (Cost — $2,706,921) — 1.9%				3,759,302

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $365,953,232*) — 182.8%				366,122,145

	Par
TBA Sale Commitments (j)	(000)

Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/25-8/15/40	USD	700		(716,686)
4.50%, 5/15/40-7/15/40		35,300		(36,583,351)
5.00%, 8/15/25-8/15/40		18,700		(19,784,021)
5.50%, 7/15/25-7/15/40		16,700		(17,926,415)
6.00%, 2/01/17-7/15/40		25,710		(27,883,292)
Freddie Mac Mortgage-Backed Securities
4.00%, 5/01/25-6/01/25		9,400		(9,756,908)
4.50%, 4/01/40-7/15/40		6,600		(6,835,125)
5.50%, 10/01/34-7/15/40		3,500		(3,755,391)

Total TBA Sale Commitments (Proceeds — $122,144,530) — (61.5)%				(123,241,189)

Options Written	Contracts

Exchange-Traded Call Options — (0.0)%
10-Year US Treasury Bond Future,
Strike Price USD 122.50, expires 8/01/10		33		(45,891)

Over-the-Counter Call Options — (0.0)%
Euro-Schatz, Strike Price USD 109.50, expires 8/01/10, Broker Citibank NA		71		(19,568)

Over-the-Counter Call Swaptions — (4.3)%
Pay a fixed rate of 4.12% and receive a floating rate based on 3-month LIBOR, expiring 8/21/10, Broker Goldman Sachs Bank USA		2(m	)	(193,141)
Pay a fixed rate of 5.56% and receive a floating rate based on 3-month LIBOR, expiring 10/16/10, Broker UBS AG		22(m	)	(4,872,296)
Pay a fixed rate of 5.40% and receive a floating rate based on 3-month LIBOR, expiring 12/18/10, Broker UBS AG		4(m	)	(921,283)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, expiring 5/12/11, Broker Royal Bank of Scotland Plc		4(m	)	(281,854)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, expiring 5/13/11, Broker BNP Paribas SA		2(m	)	(147,958)
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, expiring 12/05/11, Broker Deutsche Bank AG		2(m	)	(219,241)

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts		Value

Over-the-Counter Call Swaptions (concluded)

Pay a fixed rate of 4.05% and receive a floating rate based on 3-month LIBOR, expiring 6/18/12, Broker Deutsche Bank AG	2(m	)	$(122,987)
Pay a fixed rate of 4.14% and receive a floating rate based on 3-month LIBOR, expiring 6/15/12, Broker Deutsche Bank AG,	2(m	)	(138,642)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, expiring 3/04/13, Broker Deutsche Bank AG	3(m	)	(294,823)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, expiring 3/05/13, Broker Deutsche Bank AG	5(m	)	(491,041)
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, expiring 4/22/13, Broker JPMorgan Chase Bank NA	3(m	)	(385,297)
Pay a fixed rate of 4.89% and receive a floating rate based on 3-month LIBOR, expiring 12/03/14, Broker Deutsche Bank AG	2(m	)	(158,828)
Pay a fixed rate of 4.32% and receive a floating rate based on 3-month LIBOR, expiring 5/28/13, Broker Royal Bank of Scotland Plc	3(m	)	(224,483)
Pay a fixed rate of 4.76% and receive a floating rate based on 3-month LIBOR, expiring 5/30/17, Broker JPMorgan Chase Bank NA	2(m	)	(146,245)

			(8,598,119)

Exchange-Traded Put Options — (0.0)%
10-Year US Treasury Bond Future,
Strike Price USD 119.50, expires 8/01/10	33		(12,890)

Over-the-Counter Put Swaptions — (0.5)%
Receive a fixed rate of 4.12% and pay a floating rate based on 3-month LIBOR, expiring 8/21/10, Broker Goldman Sachs Bank USA	2(m	)	(323)
Receive a fixed rate of 2.10% and pay a floating rate based on 3-month LIBOR, expiring 12/02/10 Broker Citibank NA	8(m	)	(5,090)
Receive a fixed rate of 5.56% and pay a floating rate based on 3-month LIBOR, expiring 10/16/10, Broker UBS AG	23(m	)	(229)
Receive a fixed rate of 5.40% and pay a floating rate based on 3-month LIBOR, expiring 12/18/10, Broker UBS AG	5(m	)	(682)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, expiring 5/12/11, Broker Royal Bank of Scotland Plc	4		(51,520)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, expiring 5/13/11, Broker BNP Paribas SA	2		(27,336)
Receive a fixed rate of 4.49% and pay a floating rate based on 3-month LIBOR, expiring 12/05/11, Broker Deutsche Bank AG	2		(40,432)
Receive a fixed rate of 4.14% and pay a floating rate based on 3-month LIBOR, expiring 6/15/12, Broker Deutsche Bank AG	2		(73,906)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month LIBOR, expiring 6/18/12, Broker Deutsche Bank AG	2		(75,732)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, expiring 3/04/13, Broker Deutsche Bank AG	3		(82,804)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, expiring 3/05/13, Broker Deutsche Bank AG	5		(133,782)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, expiring 4/22/13, Broker JPMorgan Chase Bank NA	4		(101,553)
Receive a fixed rate of 4.32% and pay a floating rate based on 3-month LIBOR, expiring 5/28/13, Broker Royal Bank of Scotland Plc	3		(148,924)
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month LIBOR, expiring 12/03/14, Broker Deutsche Bank AG	2		(79,713)
Receive a fixed rate of 4.76% and pay a floating rate based on 3-month LIBOR, expiring 5/30/17, Broker JPMorgan Chase Bank NA	2		(106,922)

			(928,948)

Total Options Written (Premiums Received — $5,810,813) — (4.8)%			(9,605,416)

Total Investments, Net of TBA Sale Commitments and Option Written — 116.5%			233,275,540
Liabilities in Excess of Other Assets — (16.5)%			(32,997,500)

Net Assets — 100.0%			$200,278,040

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$366,015,174

Gross unrealized appreciation	$11,462,456
Gross unrealized depreciation	(11,355,485)

Net unrealized appreciation	$106,971

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

Credit Suisse International	$580,000	—

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Schedule of Investments (continued)

(d) Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)	Convertible security.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(j)	Represents or includes a to-be-announced (“TBA”) transaction. Net unsettled TBA transactions as of report date were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

BNP Paribas	$3,877,966	$28,435
Bank of America NA	$1,661,862	$68,739
CitiGroup Global Markets	$684,690	$8,945
Credit Suisse International	$(1,063,557)	$5,513
Deutsche Bank AG	$(2,681,967)	$31,515
Goldman Sachs Bank USA	$7,443,775	$(46,965)
Greenwich Capital Markets	$(4,871,108)	$(46,741)
Greenwich Financial Services	$(5,492,952)	$(28,631)
JPMorgan Chase Bank NA	$3,880	$3,995
Morgan Stanley Capital Services, Inc	$(1,712,281)	$(43,760)
Nomura Securities International, Inc	$1,128,737	$32,234
UBS Securities	$184,143	$(101,614)
Wells Fargo Bank	$1,064,375	$(1,875)

(k)	All or a portion of security has been pledged as collateral in connection with swaps.

(l)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(m)	One contract represents a notional amount of $1 million.

•	Financial futures contracts purchased as of June 30, 2010 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Amount	Appreciation

4	10-Year U.S. Treasury Bond	September 2010	$489,383	$805
83	30-Year U.S. Treasury Bond	September 2010	$10,405,824	176,676

Total				$177,481

•	Financial futures contracts sold as of June 30, 2010 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Amount	Depreciation

96	2-Year U.S. Treasury Bond	September 2010	$20,939,037	$(68,463)
87	5-Year U.S. Treasury Bond	September 2010	$10,179,541	(117,045)
29	30-Year U.S. Treasury Bond	September 2010	$3,752,264	(186,298)
3	Euro Dollar Future	September 2010	$744,416	(672)
1	Euro Dollar Future	December 2010	$248,059	(16)
17	Euro Dollar Future	March 2011	$4,204,698	(9,602)
14	Euro Dollar Future	June 2011	$3,452,210	(14,890)
17	Euro Dollar Future	September 2011	$4,182,239	(21,649)
33	Euro Dollar Future	December 2011	$8,137,242	(6,333)
13	Euro Dollar Future	March 2012	$3,177,113	(24,462)
5	Euro Dollar Future	June 2012	$1,222,164	(6,336)
5	Euro Dollar Future	September 2012	$1,219,005	(6,620)
5	Euro Dollar Future	December 2012	$1,215,814	(6,811)
5	Euro Dollar Future	March 2013	$1,213,127	(6,936)
1	Euro Dollar Future	June 2013	$243,459	(16)

Total				$(476,149)

•	Foreign currency exchange contracts as of June 30, 2010 were as follows:

Currency	Currency		Settlement	Unrealized
Purchased	Sold	Counterparty	Date	Appreciation

USD 207,076	EUR 165,000	BNP Paribas	7/14/10	$5,293
USD 451,786	GBP 292,000	Royal Bank of Scotland	7/28/10	15,516

Total				$20,809

•	Reverse repurchase agreements outstanding as of June 30, 2010 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

Bank of America NA	0.17%	6/24/10	Open	$12,090,114	$12,090,000
Barclays Capital, Inc.	0.18%	3/04/10	Open	3,199,484	3,197,581
Barclays Capital, Inc.	0.18%	3/04/10	Open	3,274,145	3,272,198
Barclays Capital, Inc.	0.26%	5/14/10	Open	1,086,603	1,086,250
Credit Suisse International	0.20%	3/05/10	Open	932,926	932,315
Credit Suisse International	0.20%	3/05/10	Open	1,779,874	1,778,738
Credit Suisse International	0.19%	3/11/10	Open	2,368,599	2,367,199
JPMorgan Chase Bank NA	0.24%	5/25/10	Open	3,110,080	3,109,313
Barclays Capital, Inc.	0.05%	6/29/10	7/01/10	3,607,336	3,607,331
Barclays Capital, Inc.	0.05%	6/30/10	7/01/10	3,366,660	3,366,656
Barclays Capital, Inc.	(0.04)	6/30/10	7/01/10	3,775,483	3,775,487
Barclays Capital, Inc.	(0.10)%	6/30/10	7/01/10	1,562,634	1,562,638
Barclays Capital, Inc.	0.07%	6/30/10	7/01/10	2,420,005	2,420,000
Barclays Capital, Inc.	(0.02)%	6/30/10	7/01/10	4,853,128	4,853,131

Total				$47,427,071	$47,418,837

•	Credit default swaps on single-name issues—buy protection outstanding as of June 30, 2010 were as follows:

				Notional	Unrealized
	Pay			Amount	Appreciation
Issuer	Rate	Counterparty	Expiration	(000)	(Depreciation)

Radio Shack Corp.	1.16%	UBS AG	December 2010	$1,355	1,627

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Schedule of Investments (continued)

				Notional	Unrealized
	Pay			Amount	Appreciation
Issuer	Rate	Counterparty	Expiration	(000)	(Depreciation)

Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	June 2011	$1,185	$(7,061)
Wendy’s International, Inc.	2.90%	JPMorgan Chase Bank NA	December 2011	$435	(8,725)
NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	$35	(319)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	$290	(34,027)
Macy’s, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	$100	(12,704)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank NA	June 2012	$45	(66)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	September 2013	$1,170	(4,173)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	$660	(66,797)
Centex Corp.	4.40%	JPMorgan Chase Bank NA	December 2013	$385	(39,351)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	$175	(2,134)
Seagate Technology Holdings	1.00%	Credit Suisse International	June 2014	$90	1,199
Seagate Technology Holdings	5.00%	Morgan Stanley Capital Services, Inc.	June 2014	$215	1,959
Macy’s, Inc.	1.00%	Morgan Stanley International	September 2014	$100	(769)
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank NA	March 2015	$215	(1,380)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	$405	(174,237)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	$405	(175,956)

Total					$(522,914)

•	Credit default swaps on traded indexes—sold protection outstanding as of June 30, 2010 were as follows:

				Average	Notional
	Received			Credit	Amount	Unrealized
Issuer	Rate	Counterparty	Expiration	Rating[1]	(000)[2]	Depreciation

Dow Jones CDX North America High Yield	5.00%	Credit Suisse International	June 2015	B	$3,400	$(11,833)

[1]	Using Standard and Poor’s rating.

[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•	Interest rate swaps outstanding as of June 30, 2010 were as follows:

				Notional	Unrealized
Fixed	Floating			Amount	Appreciation
Rate	Rate	Counterparty	Expiration	(000)	(Depreciation)

1.31%(a)	3-month LIBOR	Deutsche Bank AG	October 2011	$11,000	$76,198
1.12%(b)	3-month LIBOR	BNP Paribas SA	January 2012	$15,100	(66,093)
1.14%(a)	3-month LIBOR	BNP Paribas SA	February 2012	$7,800	35,340
1.10%(a)	3-month LIBOR	Goldman Sachs International	March 2012	$10,000	34,127
1.14%(b)	3-month LIBOR	Deutsche Bank AG	March 2012	$12,000	(50,359)
1.24%(b)	3-month LIBOR	JPMorgan Chase Bank NA	April 2012	$14,400	(83,577)
1.21%(a)	3-month LIBOR	Citibank NA	May 2012	$16,700	86,981
1.21%(b)	3-month LIBOR	Goldman Sachs Bank USA	May 2012	$3,300	(17,484)
1.29%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2012	$3,900	(25,056)
4.88%(a)	3-month LIBOR	Deutsche Bank AG	October 2012	$17,000	1,440,298
5.02%(a)	3-month LIBOR	Deutsche Bank AG	October 2012	$12,400	1,106,003
4.67%(a)	3-month LIBOR	Deutsche Bank AG	October 2012	$3,000	245,833
1.67%(a)	3-month LIBOR	JPMorgan Chase Bank NA	May 2013	$1,900	20,354
1.72%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2013	$5,200	59,895
3.05%(b)	3-month LIBOR	Credit Suisse International	August 2014	$10,800	(555,165)
2.79%(b)	3-month LIBOR	JPMorgan Chase Bank NA	November 2014	$1,265	(49,256)
2.69%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2015	$4,900	162,504
2.75%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2015	$4,000	(141,032)
2.73%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	$3,700	(126,552)
2.72%(b)	3-month LIBOR	JPMorgan Chase Bank NA	April 2015	$3,800	(127,670)
2.76%(a)	3-month LIBOR	JPMorgan Chase Bank NA	April 2015	$3,800	135,194
2.68%(a)	3-month LIBOR	BNP Paribas SA	April 2015	$4,900	154,193
2.66%(b)	3-month LIBOR	Royal Bank of Scotland Plc	May 2015	$4,600	(139,104)
2.62%(b)	3-month LIBOR	Credit Suisse International	May 2015	$3,800	(108,574)
2.49%(b)	3-month LIBOR	Credit Suisse International	May 2015	$3,300	(74,212)
2.46%(a)	3-month LIBOR	Deutsche Bank AG	May 2015	$1,300	26,823
2.23%(a)	3-month LIBOR	Deutsche Bank AG	May 2015	$12,500	116,581
2.36%(b)	3-month LIBOR	Citibank NA	June 2015	$2,900	(44,505)
2.37%(a)	3-month LIBOR	JPMorgan Chase Bank NA	June 2015	$5,100	78,678
2.34%(a)	3-month LIBOR	Deutsche Bank AG	June 2015	$13,600	188,738
2.38%(a)	3-month LIBOR	BNP Paribas SA	June 2015	$6,600	104,956
2.39%(a)	3-month LIBOR	Deutsche Bank AG	June 2015	$2,100	34,214

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Schedule of Investments (continued)

				Notional	Unrealized
Fixed	Floating			Amount	Appreciation
Rate	Rate	Counterparty	Expiration	(000)	(Depreciation)

2.22%(b)	3-month LIBOR	Goldman Sachs International	June 2015	$4,000	$(32,242)
2.23%(b)	3-month LIBOR	Deutsche Bank AG	June 2015	$9,500	(78,580)
2.09%(a)	3-month LIBOR	Credit Suisse International	June 2015	$2,600	4,440
4.31%(a)	3-month LIBOR	Deutsche Bank AG	June 2019	$2,800	299,564
3.80%(a)	3-month LIBOR	Deutsche Bank AG	June 2019	$3,300	243,623
3.68%(a)	3-month LIBOR	Deutsche Bank AG	August 2019	$5,200	329,458
3.50%(a)	3-month LIBOR	Citibank NA	September 2019	$2,400	114,347
3.47%(a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2019	$4,800	215,674
3.36%(a)	3-month LIBOR	Goldman Sachs International	October 2019	$1,600	57,447
3.50%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	November 2019	$700	(32,763)
3.62%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	$1,800	101,912
3.50%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	$800	36,994
3.89%(a)	3-month LIBOR	Credit Suisse International	January 2020	$2,800	220,243
3.93%(a)	3-month LIBOR	BNP Paribas SA	January 2020	$2,400	197,540
3.79%(a)	3-month LIBOR	BNP Paribas SA	February 2020	$4,100	289,803
3.71%(b)	3-month LIBOR	Deutsche Bank AG	February 2020	$3,400	(213,765)
3.75%(a)	3-month LIBOR	Citibank NA	February 2020	$2,500	165,666
3.78%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	$1,900	(132,167)
3.70%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	$8,000	494,208
3.68%(a)	3-month LIBOR	BNP Paribas SA	March 2020	$3,000	181,681
3.70%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	$2,500	(153,927)
3.64%(b)	3-month LIBOR	Royal Bank of Scotland Plc	March 2020	$4,000	(226,411)
3.77%(a)	3-month LIBOR	Citibank NA	March 2020	$2,600	175,613
3.68%(b)	3-month LIBOR	Deutsche Bank AG	March 2020	$1,100	(66,315)
3.75%(b)	3-month LIBOR	Deutsche Bank AG	March 2020	$2,500	(164,004)
3.83%(b)	3-month LIBOR	JPMorgan Chase Bank NA	March 2020	$1,100	(79,930)
3.95%(b)	3-month LIBOR	Citibank NA	April 2020	$500	(41,623)
3.96%(b)	3-month LIBOR	BNP Paribas SA	April 2020	$2,100	(176,562)
4.00%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2020	$2,000	(174,893)
4.05%(b)	3-month LIBOR	Credit Suisse International	April 2020	$1,900	(174,377)
3.95%(b)	3-month LIBOR	JPMorgan Chase Bank NA	April 2020	$2,000	(167,232)
3.92%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2020	$1,000	80,642
3.80%(a)	3-month LIBOR	Deutsche Bank AG	April 2020	$2,700	188,940
3.77%(a)	3-month LIBOR	Deutsche Bank AG	April 2020	$1,600	107,748
3.74%(a)	3-month LIBOR	Royal Bank of Scotland Plc	April 2020	$2,100	136,235
3.64%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$1,300	73,237
3.72%(a)	3-month LIBOR	JPMorgan Chase Bank NA	May 2020	$1,500	93,986
3.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$2,600	165,176
4.88%(b)	3-month LIBOR	Deutsche Bank AG	May 2020	$5,400	(646,842)
3.57%(a)	3-month LIBOR	Goldman Sachs Bank USA	May 2020	$2,300	115,716
3.45%(a)	3-month LIBOR	Deutsche Bank AG	May 2020	$200	7,801
3.48%(a)	3-month LIBOR	Credit Suisse International	May 2020	$1,600	66,944
3.39%(b)	3-month LIBOR	Deutsche Bank AG	May 2020	$5,100	(174,804)
3.48%(b)	3-month LIBOR	Deutsche Bank AG	May 2020	$1,300	(54,602)
3.60%(b)	3-month LIBOR	JPMorgan Chase Bank NA	May 2020	$1,700	(75,141)
3.46%(b)	3-month LIBOR	Royal Bank of Scotland Plc	May 2020	$400	(15,853)
2.52%(c)	3-month LIBOR	Deutsche Bank AG	May 2020	$2,400	27,187
3.60%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$2,100	(84,608)
3.60%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2020	$3,500	(142,052)
3.39%(a)	3-month LIBOR	Goldman Sachs Bank USA	June 2020	$400	13,449
3.80%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$12,000	(398,579)
3.43%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$1,500	55,613
3.36%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$700	(21,536)
3.34%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$2,800	81,389
3.37%(b)	3-month LIBOR	Royal Bank of Scotland Plc	June 2020	$1,500	(47,483)
4.80%(b)	3-month LIBOR	Citibank NA	June 2020	$3,600	(379,750)
3.39%(b)	3-month LIBOR	Royal Bank of Scotland Plc	June 2020	$600	73,118
3.39%(a)	3-month LIBOR	Credit Suisse International	June 2020	$2,200	(19,725)

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Schedule of Investments (continued)

				Notional	Unrealized
Fixed	Floating			Amount	Appreciation
Rate	Rate	Counterparty	Expiration	(000)	(Depreciation)

3.31%(a)	3-month LIBOR	Goldman Sachs International	June 2020	$1,500	$39,858
3.26%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$400	8,531
3.01%(a)	3-month LIBOR	JPMorgan Chase Bank NA	July 2020	$400	(198)
3.02%(a)	3-month LIBOR	Royal Bank of Scotland Plc	July 2020	$800	133
3.05%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2020	$1,300	3,823
3.06%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2020	$600	2,088
3.46%(c)	3-month LIBOR	BNP Paribas SA	October 2020	$2,000	(54,199)
5.41%(a)	3-month LIBOR	JPMorgan Chase Bank NA	August 2022	$4,530	1,017,870
4.44%(b)	3-month LIBOR	Royal Bank of Scotland Plc	January 2040	$1,100	(146,854)
4.52%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2040	$1,000	148,534
4.48%(a)	3-month LIBOR	Citibank NA	April 2040	$300	42,659

Total					$4,000,144

(a)	Pays floating interest rate and receives fixed rate.

(b)	Pays fixed interest rate and receives floating rate.

(c)	Pays fixed interest amount and receives floating amount at expiration.

•	Total Return Interest rate swaps outstanding as of June 30, 2010 were as follows:

Interest			Notional
Receivable			Amount	Unrealized
Rate	Counterparty	Expiration	(000)	Appreciation

2.62%	Morgan Stanley Capital Services, Inc.	May 2020	USD 4,000	81,696(d )

(d)	Based on the change in the since inception return of the US City Average All Items Consumer Price Index for All Urban Consumers as of June 30, 2010.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Assets-Backed Securities	—	$16,412,501	$3,025,592	$19,438,093
Corporate Bonds	—	62,349,861	—	62,349,861
Foreign Agency Obligations	—	6,308,435	—	6,308,435
Non-Agency Mortgage-Backed Securities	—	38,015,663	2,646,397	40,662,060
Preferred Securities..	—	3,859,072	—	3,859,072
Taxable Municipal Bonds	—	5,067,541	—	5,067,541
US Government Sponsored Agency Securities	—	192,940,715	—	192,940,715
US Treasury Obligations	—	31,737,066	—	31,737,066
Liabilities:
TBA Sale Commitments	—	(123,241,189)	—	(123,241,189)

Total	—	$233,449,665	$5,671,989	$239,121,654

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$4,785	—	$4,785
Foreign currency exchange contracts	—	20,809	—	20,809
Interest rate contracts	$177,968	13,544,615	—	13,722,583
Other contracts	—	81,696	—	81,696
Liabilities:
Credit contracts	—	(539,532)	—	(539,532)
Interest rate contracts	(534,930)	(15,332,291)		$(15,867,221)

Total	$(356,962)	$(2,219,918)		$(2,576,880)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Financial futures contracts, foreign currency exchange contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

		Non-Agency
	Asset-	Mortgage-
	Backed	Backed
	Securities	Securities	Total

Assets:
Balance, as of December 31, 2009	$1,420,587	$940,275	$2,360,862
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(105)	—	(105)
Net change in unrealized appreciation/depreciation[2]	50,575	4,725	55,300
Purchases	—	—	—
Sales	(206,507)	—	(206,507)
Transfers in3	1,761,042	1,701,397	3,462,439
Transfers out[3]	—	—	—

Balance, as of June 30, 2010	$3,025,592	$2,646,397	$5,671,989

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation of securities still held at June 30, 2010 was $55,300.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate
Contracts

Liabilities:
Balance, as of December 31, 2009	$(80,082)
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	80,082
Purchases	—
Sales	—
Transfers in3	—
Transfers out[3]	—

Balance, as of June 30, 2010	—

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$365,953,232)	$366,122,145
Unrealized appreciation on swaps	9,872,281
Unrealized appreciation on foreign currency exchange contracts	20,809
Cash	623,749
Foreign currency at value (cost—$1,880)	1,904
Investments sold receivable	137,504,363
TBA sale commitments receivable	122,144,530
Interest receivable	1,871,374
Swaps receivable	1,506,828
Swap premiums paid	379,152
Capital shares sold receivable	95,775
Principal paydowns receivable	35,251
Margin variation payable	29,615
Options written receivable	26,141
Prepaid expenses	35,290
Other assets	268,474

Total assets	640,537,681

Liabilities:
TBA sale commitments at value (proceeds—$122,144,530)	123,241,189
Reverse repurchase agreements	47,418,837
Options written at value (premiums received—$5,810,813)	9,605,416
Unrealized depreciation on swaps	6,325,188
Cash collateral on swaps	470,000
Investments purchased payable	249,945,331
Swaps payable	990,075
Income dividends payable	838,071
Swap premiums received	1,138,999
Investment advisory fees payable	80,307
Capital shares redeemed payable	29,931
Interest expense payable	8,240
Other affiliates payable	2,073
Officer’s and Directors’ fees payable	542
Other accrued expenses payable	56,622
Other liabilities	108,820

Total liabilities	440,259,641

Net Assets	$200,278,040

Net Assets Consist of:
Paid-in capital	$234,467,077
Distributions in excess of net investment income	(167,674)
Accumulated net realized loss	(32,705,126)
Net unrealized appreciation/depreciation	(1,316,237)

Net Assets	$200,278,040

Net Asset Value:
Class I—Based on net assets of $200,278,040 and 17,786,770 shares outstanding, 600 million shares authorized, $0.10 par value	$11.26

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Interest	$5,430,406

Expenses:
Investment advisory	480,357
Accounting services	29,835
Custodian	24,039
Professional	21,456
Printing	16,063
Officer and Directors	10,566
Transfer agent	2,430
Miscellaneous	33,380

Total expenses excluding interest expense	618,126
Interest expense	157,432

Total expenses	775,558

Net investment income	4,654,848

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	1,591,229
Financial futures contracts	(235,207)
Swaps	(205,859)
Borrowed bonds	(135,597)
Options written	2,092,344
Foreign currency transactions	345,757

3,452,667

Net change in unrealized appreciation/depreciation on:
Investments	7,753,690
Financial futures contracts	(725,114)
Swaps	2,663,636
Borrowed bonds	(199,298)
Options written	(3,754,314)
Foreign currency transactions	(103,639)

5,634,961

Total realized and unrealized gain	9,087,628

Net Increase in Net Assets Resulting from Operations	$13,742,476

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$4,654,848	$11,688,845
Net realized gain (loss)	3,452,667	(24,186,527)
Net change in unrealized appreciation/depreciation	5,634,961	46,936,371

Net increase in net assets resulting from operations	13,742,476	34,438,689

Dividends to Shareholders From:
Net investment income	(5,694,472)	(13,451,829)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(9,316,863)	(37,140,382)

Net Assets:
Total decrease in net assets	(1,268,859)	(16,153,522)
Beginning of period	201,546,899	217,700,421

End of period	$200,278,040	$201,546,899

Undistributed (distributions in excess of) net investment income	$(167,674)	$871,950

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statement of Cash Flows

Six Months Ended
June 30, 2010
(Unaudited)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$13,742,476
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	394,632
Increase in swaps receivable	(751,990)
Increase in other assets	(149,646)
Decrease in margin variation receivable	41,395
Decrease in investment advisory fees payable	(12,292)
Decrease in interest expense payable	(9,651)
Increase in other affiliates payable	237
Increase in accrued expenses payable	2,671
Increase in swaps payable	750,660
Increase in cash held as collateral in connection with swaps	470,000
Increase in other liabilities	70,687
Increase in officers and directors payable	220
Net periodic and termination payments of swaps	2,633,383
Net realized and unrealized gain	(7,795,530)
Amortization of premium and discount on investments	311,804
Premiums received from options written	4,908,409
Proceeds from sales and paydowns of long-term investments	2,024,035,820
Purchases of long-term investments	(2,026,124,359)
Net Proceeds from sales of short-term securities	7,771,327
Premiums paid on closing options written	(2,759,410)

Cash provided by operating activities	17,530,843

Cash Used for Financing Activities
Proceeds from issuance of Common Shares	2,786,644
Cash payments from Common Shares	(18,211,226)
Cash receipts from borrowings	555,896,682
Cash payments from borrowings	(561,559,767)

Cash used for financing activities	(21,087,667)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	20

Cash
Net decrease in cash	(3,556,804)
Cash at beginning of period	4,182,457

Cash at end of period	$625,653

Cash Flow Information
Cash paid for interest	$167,083

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	$5,934,491

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009		2008		2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.82		$9.79		$11.77		$11.91	$11.95	$12.31

Net investment income[1]	0.26		0.57		0.58		0.56	0.55	0.46
Net realized and unrealized gain (loss)	0.48		1.12		(1.97)		(0.14)	(0.03)	(0.22)

Net increase (decrease) from investment operations	0.74		1.69		(1.39)		0.42	0.52	0.24

Dividends from net investment income	(0.30)		(0.66)		(0.59)		(0.56)	(0.56)	(0.60)

Net asset value, end of period	$11.26		$10.82		$9.79		$11.77	$11.91	$11.95

Total Investment Return:[2]
Based on net asset value	7.08%	[3]	17.79%		(12.13)%		3.65%	4.39%	1.98%

Ratios to Average Net Assets:
Total expenses	0.79%	[4]	0.66%		0.75%		0.57%	0.55%	0.53%

Total expenses excluding interest expense	0.63%	[4]	0.63%		0.61%		0.57%	0.55%	0.53%

Net investment income	4.73%	[4]	5.54%		5.20%		4.78%	4.70%	3.71%

Supplemental Data:
Net assets, end of period (000)	$200,278		$201,547		$217,700		$345,744	$434,871	$508,247

Portfolio turnover	562%	[5]	757%	[6]	787%	[7]	326%	272%	235%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 416%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 492%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 548%.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Total Return V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be value at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”), including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Borrowed Bond Agreements: In a borrowed bond agreement, the Fund borrows securities from a third party, with the commitment that the securities will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to enable the Fund to settle short bond positions. To support the borrowing, the Fund’s prime broker or third party broker takes possession of collateral of securities or cash that will be released upon termination of the borrowing. The value of the underlying collateral securities or cash approximates the market value of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral in the possession of the Fund’s prime broker or third party broker is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default by the counterparty and the value of noncash collateral increases, the Fund’s amount of loss is the unrealized gain of the

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

collateral. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

TBA Commitments: The Fund may enter into TBA commitments pursuant to which it agrees to purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for the mortgage-backed security. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA transactions with the intent to take possession of or deliver out the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Fund. For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Fund.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and written options), or certain borrowings (e.g., reverse repurchase agreements and treasury rolls) the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from their counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (interest rate risk and/or credit risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of June 30, 2010
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and		and
	Liabilities		Liabilities
	Location	Value	Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$13,722,583	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value	$15,867,221

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	20,809

Credit contracts	Unrealized appreciation on swaps	4,785	Unrealized depreciation on swaps	539,532

Other contracts	Unrealized appreciation on swaps	81,696

Total		$13,829,873		$16,406,753

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended June 30, 2010
Net Realized Gain (Loss) from
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Interest rate contracts	$(235,207)	$229,671	$963,589	—

Foreign currency exchange contracts	—	—	—	$361,864

Credit contracts	—	(435,530)	$25,351	—

Total	$(235,207)	$(205,859)	$988,940	$361,864

Net Change in Unrealized Appreciation/Depreciation on
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Interest rate contracts	$(725,114)	$1,864,249	$(3,468,003)	—

Foreign currency exchange contracts	—	—	—	$(105,533)

Credit contracts	—	717,691	—	—

Other contracts	—	81,696	—	—

Total	$(725,114)	$2,663,636	$(3,468,003)	$(105,533)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:

Average number of contracts purchased	64

Average number of contracts sold	431

Average notional value of contracts purchased	$7,822,346

Average notional value of contracts sold	$80,694,329

Foreign currency exchange contracts:

Average number of contracts-US dollars purchased	3

Average number of contracts-US dollars sold	1

Average US dollar amounts purchased	$2,159,298

Average US dollar amounts sold	$1,055,426

Options:

Average number of contracts purchased	313

Average number of contracts sold	293

Average notional value of contracts purchased	$175,998,250

Average notional value of contracts sold	$218,314,250

Credit default swaps:

Average number of contracts-buy protection	30

Average notional value-buy protection	$14,941,500

Interest rate swaps:

Average number of contracts-pays fixed rate	32

Average number of contracts-receives fixed rate	41

Average notional value-pays fixed rate	$123,477,500

Average notional value-receives fixed rate	$173,630,000

Total return swaps:

Average number of contracts	$1

Average notional value	$2,000,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s and the Company’s BlackRock High Income V.I. Fund’s aggregate average daily net assets:

Portfolio of average daily value of net assets	Rate

Not exceeding $250 million	0.50%

In excess of $250 million, but not exceeding $500 million	0.45%

In excess of $500 million, but not exceeding $750 million	0.40%

In excess of $750 million	0.35%

For the six months ended June 30, 2010, the aggregate average daily net assets of the Fund and

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

the Company’s BlackRock Total Return V.I. Fund was approximately $324,114,000.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $2,502 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC, an affiliate of BlackRock.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2010, were $1,157,980,912 and $1,114,252,039, respectively.

Purchases and sales of US government securities for the six months ended June 30, 2010, were $411,254,040 and $408,112,207, respectively.

For the six months ended June 30, 2010, purchases and sales of mortgage dollar rolls were $395,372,906 and $395,934,188, respectively.

Transactions in options written for the six months ended June 30, 2010, were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts	Received	Contracts	Received

Outstanding options, beginning of period	66	$2,658,315	310	$4,020,012

Options written	166	2,451,914	104	2,482,635

Options closed	(26)	(1,010,527)	(203)	(2,320,877)

Options expired	(44)	(1,192,997)	(109)	(1,277,662)

Outstanding options, end of period	162	$2,906,705	102	$2,904,108

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

For the six months ended the Fund’s daily average amount of outstanding transactions considered as borrowings from treasury rolls and reverse repurchase agreements was approximately

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

$64,463,000 and the daily weighted average interest rate was 0.50%.

6.  Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2014	$6,556,672

2015	303,454

2016	3,889,225

2017	24,152,425

Total	$34,901,776

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statements of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	260,363	$2,880,649

Shares issued to shareholders in reinvestment of dividends	539,546	5,934,492

Total issued	799,909	8,815,141

Shares redeemed	(1,640,331)	(18,132,004)

Net decrease	(840,422)	$(9,316,863)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	197,019	$2,067,653

Shares issued to shareholders in reinvestment of dividends	1,311,891	13,407,434

Total issued	1,508,910	15,475,087

Shares redeemed	(5,118,730)	(52,615,469)

Net decrease	(3,609,820)	$(37,140,382)

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

BlackRock Utilities and

Telecommunications V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2010, the Fund underperformed its custom benchmark, comprised of 70% S&P 500 Utilities Index and 30% S&P 500 Telecommunication Services Index, the broad-market S&P 500 Index and the S&P 500 Utilities Index.

What factors influenced performance?

•	Detracting from Fund performance relative to the custom benchmark for the period were security selection within the wireless telecommunication services industry; exposure to the energy and industrials sectors (which are not represented in the Fund’s custom benchmark); an overweight in the independent power producers & energy traders industry; and stock selection in the multi-utilities industry.

•	Conversely, positive contributions to relative performance during the period came from an overweight and favorable stock selection in the diversified telecommunication services industry; a strong overweight in the wireless telecommunication services industry; and the Fund’s cash weighting. Additional relative outperformance came from security selection among independent power producers & energy traders.

Describe recent portfolio activity.

•	Throughout the first half of 2010, we continued to reduce the Fund’s exposure to European markets. With regard to European utilities, several new events had the potential to negatively impact our outlook for these companies. In particular, new taxes on nuclear energy production in Germany and concern regarding tariffs in France and Spain prompted us to reduce or eliminate select holdings. Politics in Europe are unpredictable, and with a debt crisis in some markets, certain growing or profitable utility companies may become a source through which these countries can gain revenue. Continued pressures in the European telecommunications space, due to increased competition and lower prices in general, caused us to reduce our weighting in this industry as well. Proceeds from the sale of these securities were used to increase exposure to more defensive companies, such as US electric utilities.

Describe Fund positioning at period end.

•	At period end, the Fund was positioned to reflect conservatism in the current economic environment. We have been placing an emphasis on US-based companies, especially in light of the challenges evident in many overseas markets. At the sector level, we have been adding to the Fund’s electric utilities holdings as opposed to telecommunications holdings, given signs of a stronger rebound in power demand, a more favorable competitive landscape and a higher degree of pricing stability.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Total Return Based on a $10,000 Investment

				70% S&P
	BlackRock Utilities			500 Utilities
	and Telecommunications			Index/30% S&P
	V.I. Fund(2)-Class	S&P 500	S&P 500	Telecommunication Services
	I Shares(1)	Index(3)	Utilities Index(4)	Index(5)
6/00	10000	10000	10000	10000
6/01	9617	8517	12112	10486
6/02	8041	6985	8258	6919
6/03	7924	7002	7913	6924
6/04	8940	8341	8822	7637
6/05	11805	8868	12173	9862
6/06	13213	9633	12893	10664
6/07	17728	11617	16256	13868
6/08	18771	10093	17334	13619
6/09	12979	7447	12442	10161
6/10	13550	8521	13155	10693

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests at least 80% of its assets in a diversified portfolio of equity and debt securities issued by utility companies.

[3]	This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

[5]	This composite index is comprised 70% of the S&P 500 Utilities Index and 30% of the S&P 500 Telecommunication Services Index, which is comprised of all stocks designed to measure the performance of telecommunications services companies within the S&P 500 Index.
Performance Summary as of June 30, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[6]	(8.43)%	4.40%	2.79%	3.08%

S&P 500 Index	(6.65)	14.43	(0.79)	(1.59)

S&P 500 Utilities Index	(7.14)	5.73	1.56	2.78

70% S&P 500 Utilities Index/ 30% S&P 500 Telecommunication Services Index	(7.48)	5.24	1.63	0.67

[6]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Fund Information as of June 30, 2010

Percent of
Industry Allocation	Long-Term Investments

Electric Utilities	35%
Multi-Utilities	20
Diversified Telecommunication Services	11
Independent Power Producers & Energy Traders	10
Wireless Telecommunications Services	9
Gas Utilities	6
Oil, Gas & Consumable Fuels	5
Water Utilities	2
Media	1
Commercial Services & Supplies	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Ratio

Class I	$1,000	$915.70	$4.51	$1,000	$1,020.09	$4.76	0.95%

[1]	Expenses are equal to the expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Derivative Financial Instruments

The Fund may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Commercial Services & Supplies — 0.7%
Tetra Tech, Inc. (a)	9,000	$176,490

Diversified Telecommunication Services — 10.8%
AT&T Inc.	35,047	847,787
BCE, Inc.	8,600	251,722
Cable & Wireless Communications Plc	30,000	25,885
Cable & Wireless Worldwide	30,000	38,817
CenturyTel, Inc.	3,600	119,916
Qwest Communications International, Inc.	81,600	428,400
Swisscom AG	300	101,706
TW Telecom, Inc. (a)	5,500	91,740
Telefonica SA	6,388	118,336
Verizon Communications, Inc.	18,300	512,766
Windstream Corp.	12,055	127,301

		2,664,376

Electric Utilities — 34.0%
American Electric Power Co., Inc.	28,500	920,550
CEZ AS	1,500	61,053
CPFL Energia SA — ADR	1,700	113,815
Cia Energetica de Minas Gerais — ADR	7,040	103,277
Cleco Corp.	3,800	100,358
DPL, Inc.	21,900	523,410
Duke Energy Corp.	33,943	543,088
EDP — Energias do Brasil SA	10,200	200,327
Edison International	15,600	494,832
Electricite de France SA	2,500	95,117
Entergy Corp.	11,500	823,630
Exelon Corp.	6,500	246,805
FirstEnergy Corp.	10,600	373,438
ITC Holdings Corp.	14,500	767,195
Iberdrola SA	16,500	92,739
NV Energy, Inc.	4,600	54,326
NextEra Energy, Inc.	21,900	1,067,844
Northeast Utilities, Inc.	6,000	152,880
PPL Corp.	7,800	194,610
Pinnacle West Capital Corp.	2,600	94,536
Progress Energy, Inc.	5,700	223,554
The Southern Co.	29,400	978,432
Westar Energy, Inc.	7,900	170,719

		8,396,535

Gas Utilities — 5.5%
EQT Corp.	4,700	169,858
Energen Corp.	6,100	270,413
New Jersey Resources Corp.	6,050	212,960
Questar Corp.	12,500	568,625
UGI Corp.	5,600	142,464

		1,364,320

Independent Power Producers & Energy Traders — 9.2%
The AES Corp. (a)	25,800	238,392
AES Tiete SA (Preference Shares)	11,600	132,645
Calpine Corp. (a)	18,500	235,320
Cia Energetica de Sao Paulo, Preference ‘B’ Shares	7,300	99,531
Constellation Energy Group, Inc.	20,100	648,225
International Power Plc	36,500	163,044
NRG Energy, Inc. (a)	35,500	752,955

		2,270,112

Internet Software & Services — 0.4%
Equinix, Inc. (a)	1,300	105,586

Media — 0.8%
Comcast Corp., Special Class A	11,500	188,945

Multi-Utilities — 19.5%
CMS Energy Corp.	30,000	439,500
CenterPoint Energy, Inc.	14,200	186,872
Centrica Plc	31,000	136,803
Consolidated Edison, Inc.	8,500	366,350
DTE Energy Co.	2,400	109,464
Dominion Resources, Inc.	25,000	968,500
NSTAR	7,400	259,000
OGE Energy Corp.	3,500	127,960
PG&E Corp.	14,900	612,390
Public Service Enterprise Group, Inc.	24,700	773,851
Sempra Energy	6,800	318,172
United Utilities Group Plc	9,500	74,341
Wisconsin Energy Corp.	5,500	279,070
Xcel Energy, Inc.	8,100	166,941

		4,819,214

Oil, Gas & Consumable Fuels — 4.7%
Cabot Oil & Gas Corp., Class A	1,600	50,112
EOG Resources, Inc.	2,200	216,414
Petrohawk Energy Corp. (a)	3,000	50,910
Range Resources Corp.	2,100	84,315
Southwestern Energy Co. (a)	5,100	197,064
Spectra Energy Corp.	11,621	233,234
Talisman Energy, Inc.	5,600	85,008
Williams Cos., Inc.	12,800	233,984

		1,151,041

Water Utilities — 2.3%
American States Water Co.	1,000	33,140
American Water Works Co., Inc.	11,100	228,660
Aqua America, Inc.	8,800	155,584
California Water Service Group	4,000	142,800
Cia Saneamento, Preference Shares (a)(b)	108	—

		560,184

Wireless Telecommunication Services — 9.1%
America Movil, SA de CV — ADR	6,400	304,000
American Tower Corp., Class A (a)	3,800	169,100
Cellcom Israel Ltd.	4,900	122,500
Crown Castle International Corp. (a)	4,700	175,122
Millicom International Cellular SA	2,200	178,354
NII Holdings, Inc. (a)	4,800	156,096
NTELOS Holdings Corp.	5,100	87,720
Rogers Communications, Inc., Class B	4,300	140,485
SBA Communications Corp., Class A (a)	10,500	357,105
Sprint Nextel Corp. (a)	35,000	148,400

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	GBP	British Pound
CAD	Canadian Dollar	USD	US Dollar
EUR	Euro

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Wireless Telecommunication Services (concluded)

Vivo Participacoes SA — ADR	3,700	$95,904
Vodafone Group Plc — ADR	15,637	323,217

		2,258,003

Total Investments (Cost — $22,914,588*) — 97.0%		23,954,806
Other Assets Less Liabilities — 3.0%		732,617

Net Assets — 100.0%		$24,687,423

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$22,934,450

Gross unrealized appreciation	$2,906,546
Gross unrealized depreciation	(1,886,190)

Net unrealized appreciation	$1,020,356

(a)	Non-income producing security.

(b)	Convertible security.

•	Investments in companies considered to be an affiliate of the Fund, during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	245,805	(245,805)	—	$286

•	Foreign currency exchange contracts as of June 30, 2010 were as follows:

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

USD 151,710	EUR 124,448	State Street Bank and Trust Co.	7/02/10	$(473)
USD 8,839	GBP 5,870	State Street Bank and Trust Co.	7/02/10	68
USD 3,404	CAD 3,597	State Street Bank and Trust Co.	7/06/10	26

Total				$(379)

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Commercial Services & Supplies	$176,490	—	—	$176,490
Diversified Telecommunication Services	2,379,632	$284,744	—	2,664,376
Electric Utilities	8,147,626	248,909	—	8,396,535
Gas Utilities	1,364,320	—	—	1,364,320
Independent Power Producers & Energy Traders	2,107,068	163,044	—	2,270,112
Internet Software & Services	105,586	—	—	105,586
Media	188,945	—	—	188,945
Multi-Utilities	4,608,070	211,144	—	4,819,214
Oil, Gas & Consumable Fuels	1,151,041	—	—	1,151,041
Water Utilities	560,184	—	—	560,184
Wireless Telecommunication Services	2,258,003	—	—	2,258,003

Total	$23,046,965	$907,841	—	$23,954,806

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$94	—	$94
Liabilities:
Foreign currency exchange contracts	—	(473)	—	(473)

Total	—	$(379)	—	$(379)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$22,914,588)	$23,954,806
Foreign currency at value (cost—$35,307)	35,568
Unrealized appreciation on foreign currency exchange contracts	94
Investments sold receivable	642,787
Dividends receivable	91,183
Dividends receivable—affiliated	115
Prepaid expenses	18,241

Total assets	24,742,794

Liabilities:
Bank overdraft	29,263
Unrealized depreciation on foreign currency exchange contracts	473
Investment advisory fees payable	12,555
Other affiliates payable	959
Capital shares redeemed payable	951
Officer’s and Directors’ fees payable	471
Other accrued expenses payable	10,699

Total liabilities	55,371

Net Assets	$24,687,423

Net Assets Consist of:
Paid-in capital	$23,332,305
Undistributed net investment income	268,000
Undistributed net realized gain	46,828
Net unrealized appreciation/depreciation	1,040,290

Net Assets	$24,687,423

Net Asset Value:
Class I—Based on net assets of $24,687,423 and 3,197,671 shares outstanding, 100 million shares authorized, $0.10 par value	$7.72

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends	$571,455
Foreign taxes withheld	(10,670)
Dividends—affiliated	286

Total income	561,071

Expenses:
Investment advisory	81,132
Professional	15,632
Officer and Directors	8,702
Accounting services	7,803
Custodian	4,525
Transfer agent	2,409
Printing	1,707
Miscellaneous	6,912

Total expenses	128,822
Less fees waived by advisor	(119)

Total expenses after fees waived	128,703

Net investment income	432,368

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	463,922
Foreign currency transactions	(13,616)

450,306

Net change in unrealized appreciation/depreciation on:
Investments	(3,271,223)
Foreign currency transactions	(1,483)

(3,272,706)

Total realized and unrealized loss	(2,822,400)

Net Decrease in Net Assets Resulting from Operations	$(2,390,032)

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$432,368	$898,031
Net realized gain (loss)	450,306	(168,473)
Net change in unrealized appreciation/depreciation	(3,272,706)	3,088,479

Net increase (decrease) in net assets resulting from operations	(2,390,032)	3,818,037

Dividends and Distributions to Shareholders From:
Net investment income	(192,846)	(887,326)
Net realized gain	—	(211,710)

Decrease in net assets resulting from dividends and distributions to shareholders	(192,846)	(1,099,036)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(2,313,167)	(3,011,569)

Net Assets:
Total decrease in net assets	(4,896,045)	(292,568)
Beginning of period	29,583,468	29,876,036

End of period	$24,687,423	$29,583,468

Undistributed net investment income	$268,000	$28,478

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Utilities and Telecommunications V.I. Fund
Financial Highlights

	Class I

	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$8.49		$7.69	$12.60	$11.93	$10.06	$9.03

Net investment income[1]	0.13		0.25	0.25	0.22	0.31	0.24
Net realized and unrealized gain (loss)	(0.84)		0.86	(4.43)	2.87	2.19	1.03

Net increase (decrease) from investment operations	(0.71)		1.11	(4.18)	3.09	2.50	1.27

Dividends and distributions from:
Net investment income	(0.06)		(0.25)	(0.26)	(0.23)	(0.32)	(0.24)
Net realized gain	—		(0.06)	(0.47)	(2.19)	(0.31)	—

Total dividends and distributions	(0.06)		(0.31)	(0.73)	(2.42)	(0.63)	(0.24)

Net asset value, end of period	$7.72		$8.49	$7.69	$12.60	$11.93	$10.06

Total Investment Return:[2]
Based on net asset value	(8.43)%	[3]	14.87%	(33.85)%	26.38%	25.23%	14.14%

Ratios to Average Net Assets:
Total expenses	0.95%	[4]	0.94%	0.88%	0.76%	0.77%	0.83%

Total expenses after fees waived	0.95%	[4]	0.94%	0.88%	0.76%	0.77%	0.83%

Net investment income	3.20%	[4]	3.23%	2.38%	1.67%	2.86%	2.48%

Supplemental Data:
Net assets, end of period (000)	$24,687		$29,583	$29,876	$55,613	$55,049	$51,441

Portfolio turnover	12%		24%	16%	25%	47%	29%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.,
BlackRock Utilities and Telecommunications V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Utilities and Telecommunications V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the Financial Statements. Actual results could differ from those estimates.

On May 12, 2010, the Board of Directors (the “Board”) approved the following changes to the Fund effective October 1, 2010: A change in the Fund’s name, its investment objective and its 80% investment policy, along with its other investment strategies. The Fund will change its name to “BlackRock Equity Dividend V.I. Fund.”

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (the “SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of June 30, 2010
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and		and
	Liabilities		Liabilities
	Location	Value	Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$94	Unrealized depreciation on foreign currency exchange contracts	$473

The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended June 30, 2010
Foreign
Currency
Transactions

Net Realized Gain from

Foreign currency transactions	$3,837

Net Change in Unrealized Appreciation/Depreciation on

Foreign currency transactions	$(379)

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Foreign currency exchange contracts:

Average number of contracts-US dollars purchased	4

Average number of contracts-US dollars sold	1

Average US dollar amounts purchased	$81,976

Average US dollar amounts sold	$69,028

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.60% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

For the six months ended June 30, 2010, the Fund reimbursed the Manager $241 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2010, were $3,193,992 and $5,683,002, respectively.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

6.  Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards in the amount of $383,615 available to offset future realized capital gains, which expires December 31, 2017.

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities in the electric utilities and multi-utilities industries. Changes in economic conditions affecting the electric utilities and multi-utilities industries would have a greater impact on the Fund, and could affect the value, income and/or liquidity of positions in such securities.

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	41,975	$344,797

Shares issued to shareholders in reinvestment of dividends	23,234	192,846

Total issued	65,209	537,643

Shares redeemed	(351,274)	(2,850,810)

Net decrease	(286,065)	$(2,313,167)

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	165,197	$1,280,635

Shares issued to shareholders in reinvestment of dividends and distributions	143,693	1,099,036

Total issued	308,890	2,379,671

Shares redeemed	(709,230)	(5,391,240)

Net decrease	(400,340)	$(3,011,569)

9.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend of $0.080021 per share on July 23, 2010 to shareholders of record on July 21, 2010.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Value Opportunities V.I. Fund

Semi-Annual Report (Unaudited)
June 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2010, the Fund outperformed its benchmark, the Standard & Poor’s (S&P) SmallCap 600 Value Index.

What factors influenced performance?

•	Fund holdings in the information technology (IT) sector significantly outpaced benchmark constituents, contributing to the outperformance for the period. Strong stock selection in the communications equipment, software and internet software & services industries added the greatest value.

•	In the industrials sector, positive stock selection among machinery companies, airlines and road & rail shippers boosted relative returns.

•	Elsewhere, strong stock selection among metals & mining companies and oil, gas & consumable fuels names contributed to strong relative results in the materials and energy sectors.

•	Conversely, the Fund’s relative results were hindered by disappointing performance in the health care sector, primarily due to poor stock selection among health care providers & services names and biotechnology stocks. Additionally, King Pharmaceuticals, Inc. was a notable detractor, as shares slumped after an FDA advisory panel did not support the approval of an experimental painkiller.

•	Stock selection in the consumer discretionary sector also was a detractor from performance. Stocks in the sector were volatile during the period, as investors weighed strong first quarter earnings against the headwinds of macro uncertainty and wary consumers.

Describe recent portfolio activity.

•	In consumer discretionary, we added primarily to specialty retailers, initiating positions in The Talbots, Inc. and The Wet Seal, Inc., Class A. In health care, we focused on adding to existing positions, particularly among pharmaceuticals, life sciences tools & services and health care providers & services companies. We also increased the Fund’s allocations to professional services and machinery stocks in the industrials sector and added exposure to oil & gas exploration & production companies in energy.

•	Conversely, we reduced the Fund’s weighting in the IT, financials and utilities sectors. In particular, we trimmed exposure to semiconductor-related names and real estate investment trusts and exited positions in the electric utilities El Paso Electric Co., Cleco Corp. and Portland General Electric Co.

Describe Fund positioning at period end.

•	At period end, the Fund had a healthy mix of companies that we believe are poised to benefit as investor sentiment improves. At the sector level, the Fund remained positioned for a slow-growth environment with overweights in health care, energy and materials, and underweights in industrials, financials, consumer staples and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Total Return Based on a $10,000 Investment

	BlackRock Value	BlackRock Value	BlackRock Value
	Opportunities V.I.	Opportunities V.I.	Opportunities V.I.	S&P SmallCap
	Fund(1)-Class I	Fund(1)-Class II	Fund(1)-Class III	600 Value
	Shares(2)	Shares(2)	Shares(2)	Index(3)
6/00	10000	10000	10000	10000
6/01	12613	12595	12582	11656
6/02	12194	12153	12134	12321
6/03	11809	11756	11721	11524
6/04	15603	15505	15312	15639
6/05	16744	16616	16395	17492
6/06	19610	19432	19101	20538
6/07	22955	22709	22269	23850
6/08	18966	18739	18379	19302
6/09	12842	12667	12418	14607
6/10	15745	15505	15188	18042

[1]	The Fund invests primarily in common stocks of small cap companies and emerging growth companies that Fund management believes have special investment value.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged Index measures performance of the small-capitalization value sector of the US equity market.
Performance Summary as of June 30, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[4]	(1.38)%	22.60%	(1.22)%	4.64%

Class II Shares[4]	(1.45)	22.40	(1.37)	4.48

Class III Shares[4]	(1.50)	22.30	(1.52)	4.27	[5]

S&P SmallCap 600 Value Index	(1.51)	23.51	0.62	6.08

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Fund Information as of June 30, 2010

Percent of
Sector Allocation	Long-Term Investments

Financials	22%
Industrials	18
Information Technology	14
Consumer Discretionary	14
Health Care	12
Utilities	6
Materials	6
Energy	6
Consumer Staples	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

				Hypothetical
	Actual			(5% annual return before expenses)[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Expense Ratio

Class I	$1,000	$986.20	$4.19	$1,000	$1,020.58	$4.26	0.85%

Class II	$1,000	$985.50	$4.92	$1,000	$1,019.84	$5.01	1.00%

Class III	$1,000	$985.00	$5.41	$1,000	$1,019.35	$5.51	1.10%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.4%
Ceradyne, Inc. (a)	33,500	$715,895
Curtiss-Wright Corp.	57,400	1,666,896
Esterline Technologies Corp. (a)	31,300	1,485,185
Moog, Inc., Class A (a)	21,600	696,168
Triumph Group, Inc.	8,650	576,349

		5,140,493

Airlines — 0.9%
AirTran Holdings, Inc. (a)	171,600	832,260
Alaska Air Group, Inc. (a)	23,800	1,069,810

		1,902,070

Automobiles — 0.5%
Thor Industries, Inc.	41,100	976,125

Biotechnology — 0.7%
Exelixis, Inc. (a)	112,000	388,640
PDL BioPharma, Inc.	198,600	1,116,132

		1,504,772

Capital Markets — 0.2%
Piper Jaffray Cos. (a)	14,000	451,080

Chemicals — 3.2%
Arch Chemicals, Inc.	39,900	1,226,526
Ferro Corp. (a)	102,700	756,899
Huntsman Corp.	147,700	1,280,559
OM Group, Inc. (a)	37,400	892,364
Rockwood Holdings, Inc. (a)	56,800	1,288,792
Spartech Corp. (a)	139,500	1,429,875

		6,875,015

Commercial Banks — 8.7%
Bank of Hawaii Corp.	39,300	1,900,155
Community Bank System, Inc. (b)	65,700	1,447,371
Cullen/Frost Bankers, Inc.	32,400	1,665,360
East-West Bancorp, Inc.	50,500	770,125
First Financial Bankshares, Inc.	4,200	201,978
First Financial Corp.	15,000	387,150
First Horizon National Corp. (a)(b)	116,768	1,336,990
First Midwest Bancorp, Inc.	142,700	1,735,232
Glacier Bancorp, Inc.	101,600	1,490,472
Independent Bank Corp./MA	38,200	942,776
National Penn Bancshares, Inc.	201,400	1,210,414
Pinnacle Financial Partners, Inc. (a)	87,400	1,123,090
Popular, Inc. (a)	117,966	316,149
PrivateBancorp, Inc.	75,100	832,108
S&T Bancorp, Inc. (b)	38,900	768,664
Texas Capital Bancshares, Inc. (a)	39,500	647,800
United Bankshares, Inc. (b)	50,100	1,199,394
Whitney Holding Corp.	82,600	764,050

		18,739,278

Communications Equipment — 2.6%
ADC Telecommunications, Inc. (a)	202,100	1,497,561
Harmonic, Inc. (a)	171,700	934,048
Ixia (a)	101,398	871,009
JDS Uniphase Corp. (a)	113,500	1,116,840
Tellabs, Inc.	202,200	1,292,058

		5,711,516

Construction & Engineering — 0.9%
URS Corp. (a)	47,000	1,849,450

Consumer Finance — 0.2%
Ezcorp, Inc. (a)	26,000	482,300

Containers & Packaging — 1.1%
Packaging Corp. of America	49,800	1,096,596
Rock-Tenn Co., Class A	25,300	1,256,651

		2,353,247

Diversified Consumer Services — 0.3%
Service Corp. International	81,300	601,620

Electric Utilities — 1.4%
Allete, Inc.	36,900	1,263,456
UIL Holdings Corp.	74,600	1,867,238

		3,130,694

Electrical Equipment — 0.6%
Regal-Beloit Corp.	25,100	1,400,078

Electronic Equipment, Instruments & Components — 0.7%
Ingram Micro, Inc., Class A (a)	101,800	1,546,342

Energy Equipment & Services — 2.3%
CARBO Ceramics, Inc. (b)	29,800	2,151,262
Oil States International, Inc. (a)	22,600	894,508
Pioneer Drilling Co. (a)	97,000	549,990
Superior Energy Services, Inc. (a)	70,000	1,306,900

		4,902,660

Food & Staples Retailing — 0.5%
BJ’s Wholesale Club, Inc. (a)	30,600	1,132,506

Food Products — 0.9%
Dean Foods Co. (a)	15,400	155,078
Diamond Foods, Inc.	20,800	854,880
Hain Celestial Group, Inc. (a)	49,908	1,006,644

		2,016,602

Gas Utilities — 2.5%
Nicor, Inc.	21,500	870,750
South Jersey Industries, Inc.	49,400	2,122,224
Southwest Gas Corp.	82,200	2,424,900

		5,417,874

Health Care Equipment & Supplies — 3.2%
CONMED Corp. (a)	103,300	1,924,479
Exactech, Inc. (a)	8,600	146,888
Hansen Medical, Inc. (a)	285,000	607,050
Kinetic Concepts, Inc. (a)	20,100	733,851
Merit Medical Systems, Inc. (a)	47,300	760,111
OraSure Technologies, Inc. (a)	604,700	2,799,761

		6,972,140

Health Care Providers & Services — 4.4%
Coventry Health Care, Inc. (a)	96,400	1,704,352
Health Net, Inc. (a)	141,300	3,443,481
Healthways, Inc. (a)	92,600	1,103,792
LCA-Vision, Inc. (a)	119,200	660,368
MedCath Corp. (a)	33,200	260,952
PharMerica Corp. (a)	119,100	1,746,006
WellCare Health Plans, Inc. (a)	28,000	664,720

		9,583,671

Hotels, Restaurants & Leisure — 1.2%
Brinker International, Inc.	38,000	549,480
Burger King Holdings, Inc.	11,600	195,344
Jack in the Box, Inc. (a)	90,290	1,756,140

		2,500,964

Household Durables — 0.6%
Furniture Brands International, Inc. (a)	50,600	264,132
MDC Holdings, Inc.	42,200	1,137,290

		1,401,422

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Household Products — 0.2%
Cellu Tissue Holdings, Inc. (a)	60,600	$470,862

IT Services — 0.7%
Convergys Corp. (a)	159,200	1,561,752

Insurance — 3.4%
Allied World Assurance Holdings Ltd.	24,100	1,093,658
Amerisafe, Inc. (a)	32,500	570,375
Fidelity National Title Group, Inc., Class A	60,000	779,400
The Hanover Insurance Group, Inc.	16,900	735,150
Infinity Property & Casualty Corp.	20,200	932,836
ProAssurance Corp. (a)	28,500	1,617,660
RLI Corp.	22,100	1,160,471
Symetra Financial Corp.	47,700	572,400

		7,461,950

Internet Software & Services — 2.0%
IAC/InterActiveCorp. (a)	120,900	2,656,173
ValueClick, Inc. (a)	165,900	1,773,471

		4,429,644

Leisure Equipment & Products — 0.4%
Leapfrog Enterprises, Inc. (a)	198,000	795,960

Life Sciences Tools & Services — 2.1%
Affymetrix, Inc. (a)	319,800	1,886,820
Furiex Pharmaceuticals, Inc. (a)	8,400	85,344
Pharmaceutical Product Development, Inc.	100,800	2,561,328

		4,533,492

Machinery — 8.0%
AGCO Corp. (a)	61,000	1,645,170
Altra Holdings, Inc. (a)	149,100	1,941,282
Astec Industries, Inc. (a)	45,500	1,261,715
Briggs & Stratton Corp.	108,400	1,844,968
CIRCOR International, Inc.	45,700	1,169,006
EnPro Industries, Inc. (a)	59,200	1,666,480
IDEX Corp.	65,000	1,857,050
Kennametal, Inc.	34,100	867,163
RBC Bearings, Inc. (a)	46,800	1,356,732
Robbins & Myers, Inc.	120,500	2,619,670
Terex Corp. (a)	63,900	1,197,486

		17,426,722

Media — 1.9%
Harte-Hanks, Inc.	211,400	2,209,130
Playboy Enterprises, Inc., Class B (a)	308,500	1,295,700
Regal Entertainment Group, Series A	52,800	688,512

		4,193,342

Metals & Mining — 1.5%
Carpenter Technology Corp.	71,200	2,337,496
Stillwater Mining Co. (a)	83,700	972,594

		3,310,090

Multi-Utilities — 2.0%
NorthWestern Corp.	50,200	1,315,240
OGE Energy Corp.	51,600	1,886,496
Vectren Corp.	49,900	1,180,634

		4,382,370

Multiline Retail — 1.8%
Big Lots, Inc. (a)	47,200	1,514,648
Fred’s, Inc.	75,700	837,242
Saks, Inc. (a)	192,400	1,460,316

		3,812,206

Oil, Gas & Consumable Fuels — 3.4%
Cabot Oil & Gas Corp., Class A	25,600	801,792
Frontier Oil Corp.	49,100	660,395
Oasis Petroleum, Inc. (a)	89,800	1,302,100
SM Energy Co.	47,500	1,907,600
Ship Finance International Ltd. (b)	68,100	1,217,628
Whiting Petroleum Corp. (a)	13,500	1,058,670
World Fuel Services Corp.	17,400	451,356

		7,399,541

Personal Products — 0.4%
Alberto-Culver Co.	28,000	758,520

Pharmaceuticals — 1.3%
King Pharmaceuticals, Inc. (a)	358,100	2,717,979

Professional Services — 1.1%
Kelly Services, Inc., Class A (a)	66,500	988,855
Kforce, Inc. (a)	34,400	438,600
Resources Connection, Inc. (a)	75,100	1,021,360

		2,448,815

Real Estate Investment Trusts (REITs) — 7.2%
AMB Property Corp.	44,000	1,043,240
Acadia Realty Trust	100,100	1,683,682
American Campus Communities, Inc.	88,800	2,423,352
BioMed Realty Trust, Inc.	144,400	2,323,396
HRPT Properties Trust	191,800	1,191,078
Inland Real Estate Corp.	163,200	1,292,544
Lexington Corporate Properties Trust (b)	210,050	1,262,401
The Macerich Co.	37,647	1,404,986
Omega Healthcare Investors, Inc.	29,700	591,921
Potlatch Corp.	27,600	986,148
Senior Housing Properties Trust	27,000	542,970
Winthrop Realty Trust	60,300	772,443

		15,518,161

Real Estate Management & Development — 0.6%
The St. Joe Co. (a)(b)	54,400	1,259,904

Road & Rail — 2.7%
Marten Transport Ltd. (a)	91,900	1,909,682
Railamerica, Inc. (a)	163,000	1,616,960
Vitran Corp., Inc. (a)	171,600	2,270,268

		5,796,910

Semiconductors & Semiconductor Equipment — 5.1%
Actel Corp. (a)	80,400	1,030,728
DSP Group, Inc. (a)	212,700	1,359,153
Fairchild Semiconductor International, Inc. (a)	146,336	1,230,686
Intersil Corp., Class A	142,400	1,724,464
MKS Instruments, Inc. (a)	86,400	1,617,408
PMC-Sierra, Inc. (a)	126,800	953,536
Teradyne, Inc. (a)	156,400	1,524,900
Zoran Corp. (a)	157,500	1,502,550

		10,943,425

Software — 2.5%
Bottomline Technologies, Inc. (a)	164,003	2,136,959
Novell, Inc. (a)	186,400	1,058,752
TIBCO Software, Inc. (a)	177,500	2,140,650

		5,336,361

Specialty Retail — 6.2%
Charming Shoppes, Inc. (a)(b)	439,300	1,647,375
The Children’s Place Retail Stores, Inc. (a)	43,400	1,910,468
Collective Brands, Inc. (a)	98,300	1,553,140
Dress Barn, Inc. (a)	75,800	1,804,798
Genesco, Inc. (a)	64,300	1,691,733
Jo-Ann Stores, Inc. (a)	45,100	1,691,701

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Specialty Retail (concluded)

Penske Auto Group, Inc. (a)	68,400	$777,024
The Talbots, Inc. (a)(b)	141,000	1,453,710
The Wet Seal, Inc., Class A (a)	265,000	967,250

		13,497,199

Textiles, Apparel & Luxury Goods — 0.8%
Jones Apparel Group, Inc.	67,300	1,066,705
Steven Madden Ltd. (a)	21,150	666,648

		1,733,353

Thrifts & Mortgage Finance — 1.7%
Dime Community Bancshares, Inc.	111,500	1,374,795
Provident Financial Services, Inc.	145,600	1,702,064
Provident New York Bancorp	74,100	655,785

		3,732,644

Trading Companies & Distributors — 1.5%
Applied Industrial Technologies, Inc.	51,497	1,303,904
H&E Equipment Services, Inc. (a)	106,600	798,434
WESCO International, Inc. (a)	36,500	1,228,955

		3,331,293

Total Common Stocks — 98.5%		213,444,414

Warrants (c)	Shares	Value

Commercial Banks — 0.2%
Texas Capital Bancshares, Inc. (Expires 1/16/19)	67,800	$528,840

Total Warrants — 0.2%		528,840

Total Long-Term Investments (Cost — $213,438,980) — 98.7%		213,973,254

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.16% (d)(e)	1,917,952	1,917,952

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.27% (d)(e)(f)	$11,484	11,484,200

Total Short-Term Securities (Cost — $13,402,152) — 6.2%		13,402,152

Total Investments (Cost — $226,841,132*) — 104.9%		227,375,406
Liabilities in Excess of Other Assets — (4.9)%		(10,715,542)

Net Assets — 100.0%		$216,659,864

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$232,557,424

Gross unrealized appreciation	$18,407,194
Gross unrealized depreciation	(23,589,212)

Net unrealized depreciation	$(5,182,018)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/		Shares/
	Beneficial		Beneficial
	Interest	Shares/	Interest
	Held at	Beneficial	Held at	Value at
	December 31,	Interest	June 30,	June 30,	Realized
	2009	Sold	2010	2010	Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	2,473,939	(555,987)[1]	1,917,952	$1,917,952	—	$3,672
BlackRock Liquidity Series, LLC Money Market Series	$20,332,250	$(8,848,050)[1]	$11,484,200	$11,484,200	—	$76,988
iShares Dow Jones U.S. Real Estate Index Fund	24,600	(24,600)	—	—	$20,114	—

[1]	Represents net shares/beneficial interest sold.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments (concluded)

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$213,973,254	—	—	$213,973,254
Short-Term Securities	1,917,952	$11,484,200	—	13,402,152

Total	$215,891,206	$11,484,200	—	$227,375,406

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Statement of Assets and Liabilities June 30, 2010 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $11,073,685) (cost—$213,438,980)	$213,973,254
Investments at value—affiliated (cost—$13,402,152)	13,402,152
Investments sold receivable	782,795
Dividends receivable	222,181
Capital shares sold receivable	69,194
Securities lending income receivable—affiliated	6,258
Prepaid expenses	33,030

Total assets	228,488,864

Liabilities:
Collateral on securities loaned, at value	11,484,200
Investment advisory fees payable	142,273
Investments purchased payable	107,066
Capital shares redeemed payable	47,660
Distribution fees payable	2,195
Other affiliates payable	1,920
Officer’s and Directors’ fees payable	569
Other accrued expenses payable	43,117

Total liabilities	11,829,000

Net Assets	$216,659,864

Net Assets Consist of:
Paid-in capital	$352,469,798
Undistributed net investment income	558,347
Accumulated net realized loss	(136,902,555)
Net unrealized appreciation/depreciation	534,274

Net Assets	$216,659,864

Net Asset Value:
Class I—Based on net assets of $204,821,146 and 15,065,416 shares outstanding, 100 million shares authorized, $0.10 par value	$13.60

Class II—Based on net assets of $4,412,009 and 325,434 shares outstanding, 100 million shares authorized, $0.10 par value	$13.56

Class III—Based on net assets of $7,426,709 and 664,554 shares outstanding, 100 million shares authorized, $0.10 par value	$11.18

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Statement of Operations Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends—unaffiliated	$1,313,239
Securities lending—affiliated	76,988
Dividends—affiliated	3,672

Total income	1,393,899

Expenses:
Distribution—Class II	3,668
Distribution—Class III	8,689
Transfer agent—Class I	2,367
Transfer agent—Class II	51
Transfer agent—Class III	73
Investment advisory	891,073
Accounting services	38,507
Professional	21,996
Printing	19,541
Custodian	15,705
Officer and Directors	11,074
Miscellaneous	8,695

Total expenses	1,021,439
Less fees waived by advisor	(2,236)

Total expenses after fees waived	1,019,203

Net investment income	374,696

Realized and Unrealized Gain (Loss):
Net realized gain from:
Investments—unaffiliated	4,849,793
Investments—affiliated	20,114
Litigation proceeds	801,868

5,671,775

Net change in unrealized appreciation/depreciation on investments	(8,759,490)

Total realized and unrealized loss	(3,087,715)

Net Decrease in Net Assets Resulting from Operations	$(2,713,019)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2009

Operations:
Net investment income	$374,696	$1,285,066
Net realized gain (loss)	5,671,775	(89,640,359)
Net change in unrealized appreciation/depreciation	(8,759,490)	133,274,646

Net increase (decrease) in net assets resulting from operations	(2,713,019)	44,919,353

Dividends to Shareholders From:
Net investment income:
Class I	—	(1,262,301)
Class II	—	(21,968)
Class III	—	(30,463)

Decrease in net assets resulting from dividends to shareholders	—	(1,314,732)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	(8,340,679)	10,273,247

Net Assets:
Total increase (decrease) in net assets	(11,053,698)	53,877,868
Beginning of period	227,713,562	173,835,694

End of period	$216,659,864	$227,713,562

Undistributed net investment income	$558,347	$183,651

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$13.79		$10.81	$19.11	$23.41	$24.93	$26.17

Net investment income[1]	0.02		0.08	0.12	0.03	0.07	0.07
Net realized and unrealized gain (loss)	(0.21)		2.98	(7.80)	(0.22)	3.12	2.58

Net increase (decrease) from investment operations	(0.19)		3.06	(7.68)	(0.19)	3.19	2.65

Dividends and distributions from:
Net investment income	—		(0.08)	(0.12)	(0.04)	(0.08)	(0.07)
Net realized gain	—		—	(0.50)	(4.07)	(4.63)	(3.82)

Total dividends and distributions	—		(0.08)	(0.62)	(4.11)	(4.71)	(3.89)

Net asset value, end of period	$13.60		$13.79	$10.81	$19.11	$23.41	$24.93

Total Investment Return:[2]
Based on net asset value	(1.38)%	[3,4]	28.34%	(40.04)%	(0.89)%	12.82%	10.38%

Ratios to Average Net Assets:
Total expenses	0.85%	[5]	0.88%	0.87%	0.84%	0.84%	0.84%

Total expenses after fees waived	0.85%	[5]	0.88%	0.87%	0.84%	0.84%	0.84%

Net investment income	0.32%	[5]	0.73%	0.72%	0.14%	0.27%	0.28%

Supplemental Data:
Net assets, end of period (000)	$204,821		$217,029	$164,193	$351,954	$443,153	$482,681

Portfolio turnover	29%		121%	127%	103%	72%	80%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been (1.74)%.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (continued)

	Class II
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$13.76		$10.79	$19.06	$23.35		$24.87	$26.11

Net investment income (loss)[1]	0.01		0.06	0.09	—	[2]	0.03	0.04
Net realized and unrealized gain (loss)	(0.21)		2.97	(7.77)	(0.23)		3.11	2.57

Net increase (decrease) from investment operations	(0.20)		3.03	(7.68)	(0.23)		3.14	2.61

Dividends and distributions from:
Net investment income	—		(0.06)	(0.09)	—		(0.03)	(0.03)
Net realized gain	—		—	(0.50)	(4.06)		(4.63)	(3.82)

Total dividends and distributions	—		(0.06)	(0.59)	(4.06)		(4.66)	(3.85)

Net asset value, end of period	$13.56		$13.76	$10.79	$19.06		$23.35	$24.87

Total Investment Return:[3]
Based on net asset value	(1.45)%	[4,5]	28.12%	(40.14)%	(1.03)%		12.67%	10.24%

Ratios to Average Net Assets:
Total expenses	1.00%	[6]	1.03%	1.02%	0.99%		0.99%	0.99%

Total expenses after fees waived	1.00%	[6]	1.03%	1.02%	0.99%		0.99%	0.99%

Net investment income (loss)	0.18%	[6]	0.49%	0.56%	(0.02)%		0.12%	0.14%

Supplemental Data:
Net assets, end of period (000)	$4,412		$4,740	$4,898	$11,281		$14,991	$16,489

Portfolio turnover	29%		121%	127%	103%		72%	80%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been (1.82)%.

[6]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (concluded)

	Class III[1]
	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.35		$8.91	$15.93	$20.20	$59.70		$90.00

Net investment income (loss)[2]	0.01		0.04	0.07	(0.02)	—	[3]	0.10
Net realized and unrealized gain (loss)	(0.18)		2.46	(6.50)	(0.20)	7.30		8.40

Net increase (decrease) from investment operations	(0.17)		2.50	(6.43)	(0.22)	7.30		8.50

Dividends and distributions from:
Net investment income	—		(0.06)	(0.09)	—	(0.50)		(0.60)
Net realized gain	—		—	(0.50)	(4.05)	(46.30)		(38.20)

Total dividends and distributions	—		(0.06)	(0.59)	(4.05)	(46.80)		(38.80)

Net asset value, end of period	$11.18		$11.35	$8.91	$15.93	$20.20		$59.70

Total Investment Return:[4]
Based on net asset value	(1.50)%	[5,6]	28.06%	(40.21)%	(1.15)%	12.28%		10.11%

Ratios to Average Net Assets:
Total expenses	1.10%	[7]	1.13%	1.12%	1.10%	1.08%		1.09%

Total expenses after fees waived	1.10%	[7]	1.13%	1.12%	1.10%	1.08%		1.09%

Net investment income (loss)	0.11%	[7]	0.45%	0.49%	(0.12)%	(0.02)%		0.11%

Supplemental Data:
Net assets, end of period (000)	$7,427		$5,944	$4,745	$8,037	$7,810		$27,600

Portfolio turnover	29%		121%	127%	103%	72%		80%

[1]	On December 14, 2007, the Fund declared a 1 for 10 stock split. The net asset values and other per share information listed above have been restated to reflect the stock split.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been (1.85)%.

[7]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Value Opportunities V.I. Fund (“the Fund”), which are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (the “SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.75% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $2,195 for certain

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

accounting services, which is included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III.

PNC Global Investment Servicing (U.S.) Inc (PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

The Company received an exemptive order from the SEC permitting it to, among other things, pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned, at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2010, BIM received $19,240 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2010, were $65,744,043 and $72,481,718, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in Miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

5.  Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$24,264,136

2017	109,743,320

Total	$134,007,456

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

JUNE 30, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	368,413	$5,477,379

Shares redeemed	(1,038,792)	(15,476,883)

Net decrease	(670,379)	$(9,999,504)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	2,786,719	$35,713,279

Shares issued to shareholders in reinvestment of dividends	92,820	1,262,301

Total issued	2,879,539	36,975,580

Shares redeemed	(2,333,814)	(25,432,344)

Net increase	545,725	$11,543,236

Class II Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	3,881	$57,129

Shares redeemed	(22,851)	(336,459)

Net decrease	(18,970)	$(279,330)

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	17,557	$189,362

Shares issued to shareholders in reinvestment of dividends	1,642	21,968

Total issued	19,199	211,330

Shares redeemed	(128,750)	(1,412,970)

Net decrease	(109,551)	$(1,201,640)

Class III Shares
Six Months Ended June 30, 2010	Shares	Amount

Shares sold	237,172	$3,073,868

Shares redeemed	(96,250)	(1,135,713)

Net increase	140,922	$1,938,155

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	137,858	$1,259,922

Shares issued to shareholders in reinvestment of dividends	2,759	30,463

Total issued	140,617	1,290,385

Shares redeemed	(149,374)	(1,358,734)

Net decrease	(8,757)	$(68,349)

8.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend on July 23, 2010 to shareholders of record on July 21, 2010 as follows:

Dividend Per Share

Class I	$0.011423

Class II	$0.011423

Class III	$0.011401

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2010

BlackRock Variable Series Funds, Inc.,
Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Balanced Capital V.I. Fund (the “Balanced Capital V.I. Fund”), BlackRock Basic Value V.I. Fund (the “Basic Value V.I. Fund”), BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation V.I. Fund”), BlackRock Global Allocation V.I. Fund (the “Global Allocation V.I. Fund”), BlackRock Global Opportunities V.I. Fund (the “Global Opportunities V.I. Fund”), BlackRock Government Income V.I. Fund (the “Government Income V.I. Fund”), BlackRock High Income V.I. Fund (the “High Income V.I. Fund”), BlackRock International Value V.I. Fund (the “International Value V.I. Fund”), BlackRock Large Cap Core V.I. Fund (the “Large Cap Core V.I. Fund”), BlackRock Large Cap Growth V.I. Fund (the “Large Cap Growth V.I. Fund”), BlackRock Large Cap Value V.I. Fund (the “Large Cap Value V.I. Fund”), BlackRock Money Market V.I. Fund (the “Money Market V.I. Fund”), BlackRock S&P 500 Index V.I. Fund (the “S&P 500 Index V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”), BlackRock Utilities and Telecommunications V.I. Fund (the “Utilities and Telecommunications V.I. Fund”) and BlackRock Value Opportunities V.I. Fund (the “Value Opportunities V.I. Fund”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Variable Series Funds, Inc. (the “Corporation”), met on April 13, 2010 and May 11-12, 2010 to consider the approval of the Corporation’s investment advisory agreements (collectively, the “Advisory Agreements”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; (b) BlackRock Financial Management, Inc.; (c) BlackRock International Limited; and (d) BlackRock Institutional Management Corporation (collectively, the “Sub-Advisors”) with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions, (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process:  Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11-12, 2010 Board meeting.

At an in-person meeting held on May 11-12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A.  Nature, Extent and Quality of the Services
Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B.  The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Balanced Capital V.I. Fund ranked in the fourth, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Balanced Capital V.I. Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the performance was affected by the underperformance of Balanced Capital V.I. Fund’s equity segment due to its fundamental orientation, preference for growth visibility and valuation discipline kept it out of many of the high beta cyclical stocks that outperformed during 2009. In 2008, the Balanced Capital V.I. Fund’s fixed income segment detracted from aggregate performance due primarily to an overweight to high quality spread assets (agency and non-agency mortgages, commercial mortgage backed securities and asset backed securities) and an underweight to U.S. Treasuries.

The Board noted that the Basic Value V.I. Fund ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the Capital Appreciation V.I. Fund ranked in the third, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Global Allocation V.I. Fund ranked in the fourth, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Global Opportunities V.I. Fund ranked in the third, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Government Income V.I. Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Government Income V.I. Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the longer term performance has been significantly impacted by 2008’s underperformance, which was due mainly to the Government Income V.I. Fund’s traditionally above-benchmark exposure to agency mortgage-backed securities, and the Government Income V.I. Fund’s close to 20% allocation in non-government debt, most notably to the non-agency mortgage-backed securities and commercial mortgage-backed securities markets.

The Board noted that the High Income V.I. Fund ranked in the first, second and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the International Value V.I. Fund ranked in the second, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Large Cap Core V.I. Fund ranked in the fourth, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Large Cap Core V.I. Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the Large Cap Core V.I. Fund’s fundamental orientation, preference for growth visibility and valuation discipline kept it out of many of the high beta cyclical stocks that outperformed during 2009. The Large Cap Core V.I. Fund’s holdings in issuers focused on information technology, industrials, energy and consumer staples detracted from the Large Cap Core V.I. Fund’s performance for the three-year and five-year periods.

The Board noted that the Large Cap Growth V.I. Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Large Cap Growth V.I. Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, for the one-, three-, and five-year periods, underperformance was driven by stock selection in issuers focused on information technology, industrials and energy.

The Board noted that the Large Cap Value V.I. Fund ranked in the fourth, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Large Cap Value V.I. Fund’s underperformance during the one- and three-year periods compared with its Peers. The Board was informed that, among other things, during the one-year period, the Large Cap Value V.I. Fund’s fundamental orientation, preference for growth visibility and valuation discipline kept it out of many of the high beta cyclical stocks that outperformed during the year. In the three-year period, security selection in issuers focused on energy and materials detracted from performance.

The Board noted that the Money Market V.I. Fund ranked in the third, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the S&P 500 Index V.I. Fund ranked in the second quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the Total Return V.I. Fund ranked in the first, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Total Return V.I. Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, performance in 2008 suffered primarily due to an overweight to high quality spread assets (agency and non-agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) and an underweight to Treasuries.

The Board noted that the Utilities and Telecommunications V.I. Fund ranked in the fourth, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Utilities and Telecommunications V.I. Fund’s underperformance during the one- and three-year periods compared with its Peers. The Board was informed that, among other things, the Utilities and Telecommunications V.I. Fund underperformed for the one-year period mainly because of a combination of stock selection and an underweight position in the integrated utilities industry. For the three-year period, an average underweight of approximately 5% in the integrated utilities industry detracted from relative performance, as did stock selection within the industry.

The Board noted that the Value Opportunities V.I. Fund ranked in the second, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Value Opportunities V.I. Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, underperformance over the trailing three- and five-year periods was driven by weak relative results in 2009, as well as difficult performance in 2008 and 2006. In 2008, stock selection and allocation within the volatile financials sector hampered performance comparisons with the Value Opportunities V.I. Fund’s Peers. In 2006, stock selection within the financials sector proved to be the primary driver of disappointing results.

The Board and BlackRock discussed BlackRock’s strategy for improving the Balanced Capital V.I. Fund’s, Government Income V.I. Fund’s, Large Cap Core V.I. Fund’s, Large Cap Growth V.I. Fund’s, Large Cap Value V.I. Fund’s, Total Return V.I. Fund’s, Utilities and Telecommunications V.I. Fund’s and Value Opportunities V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist each of these Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C.  Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Balanced Capital V.I. Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Balanced Capital V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Balanced Capital V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Basic Value V.I. Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Basic Value V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Basic Value V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Capital Appreciation V.I. Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Capital Appreciation V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Capital Appreciation V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Global Allocation V.I. Fund’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Global Allocation V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Global Allocation V.I. Fund’s actual management fee rate (a combination of the advisory fee rate and the administration fee rate), after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee rate paid by the Global Allocation V.I. Fund’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Global Allocation V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Global Opportunities V.I. Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Global Opportunities V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Global Opportunities V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Government Income V.I. Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Government Income V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Government Income V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the High Income V.I. Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the High Income V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the High Income V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Income V.I. Fund, combined with the assets of the Total Return V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the High Income V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the International Value V.I. Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the International Value V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the International Value V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Large Cap Core V.I. Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Large Cap Core V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the Large Cap Core V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Large Cap Core V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Large Cap Core V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Large Cap Growth V.I. Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Large Cap Growth V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Large Cap Growth V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Large Cap Value V.I. Fund’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Large Cap Value V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Large Cap Value V.I. Fund’s contractual management fee rate (a combination of the advisory fee rate and the administration fee rate) was reasonable relative to the median contractual management fee rate paid by the Large Cap Value V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Large Cap Value V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Money Market V.I. Fund’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Money Market V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the Money Market V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Money Market V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Money Market V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the S&P 500 Index V.I. Fund’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the S&P 500 Index V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the S&P 500 Index V.I. Fund’s contractual management fee rate (a combination of the advisory fee rate and the administration fee rate) was lower than or equal to the median contractual management fee rate paid by the S&P 500 Index V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the S&P 500 Index V.I. Fund’s total net expenses on a class-by-class basis, as applicable. Additionally, the Board noted that BlackRock has voluntarily agreed to waive or reimburse management fees for the S&P 500 Index V.I. Fund.

The Board noted that the Total Return V.I. Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Total Return V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Total Return V.I. Fund, combined with the assets of the High Income V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Total Return V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Utilities and Telecommunications V.I. Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Utilities and Telecommunications V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Utilities and Telecommunications V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Value Opportunities V.I. Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Value Opportunities V.I. Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Value Opportunities V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

D.	Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of, as applicable, contractual breakpoints, or revised contractual or voluntary breakpoints in the advisory fee based upon the asset level of the Fund, and in the case of High Income V.I. Fund and Total Return V.I. Fund, based on the combined assets of those two funds.

E.  Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2011 and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, as applicable, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BlackRock Variable Series Funds, Inc.
Officers and Directors

Officers and Directors
Robert M. Hernandez
Chairman of the Board and Director

Fred G. Weiss
Vice Chairman of the Board, and
Chairman of the Audit
Committee and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Richard S. Davis, Director

Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

Richard R. West, Director

Anne F. Ackerley, President and
Chief Executive Officer

Jeffrey Holland, CFA, Vice President

Brendan Kyne, Vice President

Brian Schmidt, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan
Chief Compliance Officer of the Funds

Howard B. Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.
New York, NY 10055

BlackRock Investment Management, LLC
Plainsboro, NJ 08536

BlackRock International Limited
Edinburgh, EH3 8JB, United Kingdom

BlackRock Institutional Management Corp.
Wilmington, DE 19809

Custodian
The Bank of New York Mellon1
New York, NY 10286

Brown Brothers Harriman & Co.2
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Co.
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie, Farr & Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International Value V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

[2]	For BlackRock Global Allocation V.I. Fund, BlackRock International Value V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BlackRock Variable Series Funds, Inc.
Additional Information

General Information

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in each Fund’s portfolio during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

#16897– 6/10

Item 2 —	Code of Ethics — Not Applicable to this semi-annual report

Item 3 —	Audit Committee Financial Expert — Not Applicable to this semi-annual report

Item 4 —	Principal Accountant Fees and Services — Not Applicable to this semi-annual report

Item 5 —	Audit Committee of Listed Registrants — Not Applicable

Item 6 —	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies — Not Applicable

Item 8 —	Portfolio Managers of Closed-End Management Investment Companies — Not Applicable

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable

Item 10 —	Submission of Matters to a Vote of Security Holders — The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 —	Controls and Procedures

11(a) —	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) —	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 —	Exhibits attached hereto

12(a)(1) —	Code of Ethics — Not Applicable to this semi-annual report

12(a)(2) —	Certifications — Attached hereto

12(a)(3) —	Not Applicable

12(b) —	Certifications — Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
BlackRock Variable Series Funds, Inc.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Variable Series Funds, Inc.
Date: September 2, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Variable Series Funds, Inc.
Date: September 2, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Variable Series Funds, Inc.
Date: September 2, 2010